SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[X]  Preliminary Proxy Statement    [   ]  Confidential, for Use of the
                                           Commission Only (as permitted
                                           by rule 14a-6(e) (2))

[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-12

                           SANDATA TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [ ]  No fee required.

         [X] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
Sandata Technologies, Inc. Common Stock, par value $.001 per share
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
2,481,806 shares of Sandata Technologies, Inc. Common Stock, par value $.001 per share
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee was determined based upon the sum of (a) the product of 665,208 shares of common stock and the merger consideration of $2.21 per share and (b) the product of options to purchase 20,000 shares of common stock and $1.21 (which is the difference between the merger consideration of $2.21 per share of common stock and the exercise price of $1.00 per share of common stock of each of the 20,000 shares covered by the outstanding options). In accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, the filing fee represents one-50th of one percent of the total transaction fee.

         (4) Proposed maximum aggregate value of transaction: $1,494,310

--------------------------------------------------------------------------------

         (5) Total fee paid: $299

--------------------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

         [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1) Amount previously paid: 299


--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.: Schedule 14A

--------------------------------------------------------------------------------

(3) Filing Party: Sandata Technologies, Inc.

--------------------------------------------------------------------------------

(4) Date Filed: November 15, 2002

--------------------------------------------------------------------------------

                                                     ________________, 2003



Sandata Technologies, Inc.
26 Harbor Park Drive
Port Washington, NY  11050

Dear Stockholder:

     You are cordially invited to attend a special meeting of the stockholders of Sandata Technologies, Inc. ("Sandata") to be held at 10:00 a.m., local time, on __________, 2003, at our corporate offices, 26 Harbor Park Drive, Port Washington, New York 11050.


     As described in the enclosed proxy statement, at the special meeting, you will be asked to consider and vote on a proposal to adopt an Agreement and Plan of Merger, dated as of October 28, 2002, by and among Sandata Acquisition Corp., a Delaware corporation, Bert E. Brodsky, Hugh Freund, Gary Stoller and Sandata, as amended by a First Amendment to the Agreement and Plan of Merger, dated as of January 27, 2003, and as further amended by a Second Amendment to the Agreement and Plan of Merger, dated as of April 15, 2003 (the "Merger Agreement"). Pursuant to the Merger Agreement, prior to the effective time of the merger, Messrs. Brodsky, Freund and Stoller and members of their immediate families (the "Acquisition Group") will contribute all of the shares of Sandata common stock owned by them into Sandata Acquisition Corp. and at the effective time of the merger, Sandata Acquisition Corp. will merge with and into Sandata, with Sandata being the surviving corporation. If the merger and Merger Agreement are adopted, at the effective time, each share of Sandata common stock issued and outstanding immediately prior to the merger (excluding shares contemplated to be contributed to Sandata Acquisition Corp. by the members of the Acquisition Group and shares held by stockholders who perfect their appraisal rights under Delaware law) will be converted into the right to receive $2.21 in cash. A copy of the Merger Agreement is attached as Appendices A-1, A-2 and A-3 to the accompanying proxy statement, and we urge you to read it carefully.


     A special committee of the Board of Directors of Sandata, consisting of two non-management directors who are not materially interested in the merger, was formed to consider, evaluate and negotiate the merger and the Merger Agreement. The special committee unanimously recommended to the Board of Directors of Sandata that the Board adopt the Merger Agreement. Based upon the recommendation of the special committee, the Board of Directors has unanimously concluded that the merger consideration is fair to, and the Merger Agreement is advisable and in the best interests of, the unaffiliated stockholders of Sandata, and therefore, the Board recommends that you vote "FOR" adoption of the Merger Agreement.

     Details of the merger and other important information are described in the accompanying notice of special meeting and proxy statement. You are urged to read these important documents carefully before casting your vote.

     Whether or not you plan to attend the special meeting, we urge you to complete, sign, date and promptly return the enclosed proxy card.

We thank you for your prompt attention to this matter and appreciate your support.

                                                     Very truly yours,



                                                     Hugh Freund
                                                     Secretary


Port Washington, New York

                           SANDATA TECHNOLOGIES, INC.
                              26 Harbor Park Drive
                            Port Washington, NY 11050

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON ____________, 2003


To the Stockholders of
SANDATA TECHNOLOGIES, INC.:


     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of SANDATA TECHNOLOGIES, INC. ("Sandata" or the "Company") will be held on ____________, 2003 beginning at 10:00 a.m., local time, at our corporate offices, 26 Harbor Park Drive, Port Washington, New York 11050, to consider and vote on a proposal to approve an Agreement and Plan of Merger, dated as of October 28, 2002, by and among Sandata Acquisition Corp., a Delaware corporation, Bert E. Brodsky, Hugh Freund, Gary Stoller and Sandata, as amended by a First Amendment to the Agreement and Plan of Merger, dated as of January 27, 2003, and as further amended by a Second Amendment to the Agreement and Plan of Merger, dated as of April 15, 2003 (the "Merger Agreement"). Pursuant to the Merger Agreement, prior to the effective time, Messrs. Brodsky, Freund and Stoller and members of their immediate families (the "Acquisition Group") will contribute all of the shares of Sandata common stock owned by them into Sandata Acquisition Corp., and at the effective time of the merger, Sandata Acquisition Corp. will merge with and into Sandata, with Sandata being the surviving corporation. If the merger and Merger Agreement are adopted, at the effective time of the merger, each share of Sandata common stock, par value $.001 per share, issued and outstanding immediately prior to the merger (excluding shares contemplated to be contributed to Sandata Acquisition Corp. by the members of the Acquisition Group and shares held by stockholders who perfect their appraisal rights under Delaware law) will be converted into the right to receive $2.21 in cash. A copy of the Merger Agreement is attached to the proxy statement as Appendices A-1, A-2 and A-3 and is incorporated in the attached proxy statement by reference.


     Any stockholder who does not vote in favor of adopting the Merger Agreement and who properly demands appraisal under Delaware law will have the right to have the fair value of his shares determined by a Delaware court. A copy of
Section 262 of the Delaware General Corporation Law is included in the attached proxy statement as Appendix D. Appraisal rights are subject to a number of restrictions and technical requirements described in the attached proxy statement.

     Only stockholders of record as of the close of business on ____________, 2003 are entitled to notice of the special meeting and to vote at the special meeting and any adjournment of this meeting. Any stockholder will be able to examine a list of stockholders of record, for any purpose germane to the special meeting, for ten (10) days prior to the special meeting and continuing through the meeting and any adjournment of the meeting. The list will be available at our corporate headquarters located at 26 Harbor Park Drive, Port Washington, New York 11050, during ordinary business hours.

     Adoption of the Merger Agreement requires the approval by the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the special meeting. Approval of the merger is not subject to a vote of a majority of the unaffiliated stockholders of Sandata. The number of shares of Sandata common stock contemplated to be contributed to Sandata Acquisition Corp. by the Acquisition Group is sufficient to obtain such approval. Under the Merger Agreement, Messrs. Brodsky, Freund and Stoller agreed to vote, and they agreed to cause Sandata Acquisition Corp. and the members of their immediate families to vote, all shares of Sandata owned by them and by Sandata Acquisition Corp. at the effective time, in favor of the merger.

                                             By Order of the Board of Directors,



                                             Hugh Freund
                                             Secretary


Port Washington, New York

______________,2003


     EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A STOCKHOLDER DECIDES TO ATTEND THE SPECIAL MEETING, HE, SHE OR IT MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

     PLEASE DO NOT SEND IN ANY CERTIFICATES FOR YOUR COMMON STOCK AT THIS TIME. AFTER THE MEETING, IF THE MERGER IS APPROVED, STOCKHOLDERS WILL RECEIVE A LETTER OF TRANSMITTAL AND RELATED INSTRUCTIONS.

                              [PRELIMINARY COPIES]

                           SANDATA TECHNOLOGIES, INC.
                              26 Harbor Park Drive
                         Port Washington, New York 11050

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON _____________, 2003



     This proxy statement is being furnished to the holders of common stock, par value $.001 per share, of Sandata Technologies, Inc. ("Sandata"), in connection with the solicitation of proxies by our Board of Directors for use at the special meeting of stockholders to be held at our corporate offices, 26 Harbor Park Drive, Port Washington, New York 11050, on ____________, 2003 beginning at 10:00 a.m., local time. The special meeting has been called to consider and vote on a proposal to approve an Agreement and Plan of Merger, dated as of October 28, 2002, by and among Sandata Acquisition Corp., a Delaware corporation, Bert
E. Brodsky, Hugh Freund, Gary Stoller and Sandata, as amended by a First Amendment to the Agreement and Plan of Merger, dated as of January 27, 2003, and as further amended by a Second Amendment to the Agreement and Plan of Merger, dated as of April 15, 2003 (the "Merger Agreement"). Pursuant to the Merger Agreement, prior to the effective time of the merger, Messrs. Brodsky, Freund and Stoller and members of their immediate families (the "Acquisition Group") will contribute all of the shares of Sandata common stock owned by them into Sandata Acquisition Corp. and at the effective time of the merger, Sandata Acquisition Corp. will merge with and into Sandata, with Sandata being the surviving corporation. If the merger and Merger Agreement are adopted, at the effective time of the merger, each share of Sandata common stock, par value $.001 per share, issued and outstanding immediately prior to the merger (excluding shares contemplated to be contributed to Sandata Acquisition Corp. by the members of the Acquisition Group and shares held by stockholders who perfect their appraisal rights under Delaware law) will be converted into the right to receive $2.21 in cash. A copy of the Merger Agreement is attached as Appendices A-1, A-2 and A-3 and is incorporated herein by reference.


     Only stockholders of record on ________, 2003 are entitled to receive notice of and vote at the meeting. On that record date, there were ___________ shares of our common stock outstanding (including the shares owned by members of the Acquisition Group) held by approximately ___________ record holders, of which shares approximately ___________ will be converted into the right to receive the merger consideration.

     Each share of our common stock is entitled to one vote. The Merger Agreement provides that the merger must be approved by the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the special meeting. Approval of the merger is not subject to a vote of a majority of the unaffiliated stockholders of Sandata. Under the Merger Agreement, Messrs. Brodsky, Freund and Stoller agreed to vote, and they agreed to cause Sandata Acquisition Corp. and the members of their immediate families to vote, all shares of Sandata owned by them and Sandata Acquisition Corp. at the effective time, in favor of the merger. The number of shares of Sandata common stock owned by the Acquisition Group is sufficient to obtain approval of the merger.

     A quorum for the special meeting requires that holders of a majority of the outstanding shares of our common stock must be present in person or by proxy.

     The Board of Directors recommends that you vote "FOR" approval of the Merger Agreement.

     Proxies will be voted in the manner you specify in the proxy card. You must sign and date your proxy. If you return your proxy but do not specify how it should be voted, your shares will be voted FOR approval of the Merger Agreement.

     If your stock is held by a broker or other custodian in "street name," your shares will not be voted ("broker non-votes") unless you provide specific instructions to the broker or custodian. Proxies submitted by brokers or custodians who have not received voting instructions will be counted for the purposes of determining a quorum, but will not be voted for or against adoption of the Merger Agreement. The failure to submit a proxy card, the abstention from voting by a stockholder, broker non-votes, or the failure to vote in person at the special meeting, will result in your vote not being counted either for or against adoption of the merger and the Merger Agreement. Abstentions and broker non-votes will be counted as present at the special meeting for quorum purposes. Since the Merger Agreement requires the approval of a majority of the outstanding common stock of Sandata, abstentions and broker non-votes will have the effect of a negative vote. You are urged to complete and return your proxy or, if your shares are held in street name, to provide voting instructions in accordance with the materials you receive from your broker or other custodian.

     This  proxy  statement  and  the  accompanying  form  of  proxy  are  dated
_________,  2003  and  are  first  being  mailed  to  stockholders  on or  about
__________, 2003.

     No person has been authorized to give any information or make any representation other than those contained in this proxy statement, and, if given or made, such information or representation must not be relied upon as having been authorized. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make a proxy solicitation in such jurisdiction. The information in this proxy statement may only be accurate on the date of this proxy statement.


     THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MERGER...................................................................7
--------------------------------------
SUMMARY TERM SHEET......................................................................................10
------------------
   The Special Meeting..................................................................................10
   -------------------
      Date, Time, Place and Matters to be Considered....................................................10
      ----------------------------------------------
      Record Date for Voting............................................................................10
      ----------------------
      Procedures Relating to Your Vote at the Special Meeting...........................................11
      -------------------------------------------------------
   Parties to the Transaction...........................................................................11
   --------------------------
      Sandata Technologies, Inc.........................................................................11
      --------------------------
      Sandata Acquisition Corp..........................................................................12
      -------------------------
      The Acquisition Group.............................................................................12
      ---------------------
   The Merger Agreement.................................................................................13
   --------------------
   Effective Time of Merger.............................................................................13
   ------------------------
   Stockholder Litigation...............................................................................14
   ----------------------
   Opinion of Brean Murray & Co., Inc...................................................................14
   -----------------------------------
   Recommendations of the Special Committee and Our Board of Directors..................................15
   -------------------------------------------------------------------
   Reasons for Engaging in the Transaction..............................................................16
   ---------------------------------------
   Effects of the Merger................................................................................16
   ---------------------
   Interests of our Directors and Executive Officers in the Merger......................................17
   ---------------------------------------------------------------
   Material United States Federal Income Tax Consequences...............................................18
   ------------------------------------------------------
   Financing of the Merger..............................................................................18
   -----------------------
SPECIAL FACTORS.........................................................................................20
---------------
   Background of the Merger.............................................................................20
   ------------------------
   Opinion of Brean Murray..............................................................................36
   -----------------------
   Our Forecasts........................................................................................41
   -------------
   Stockholder Litigation...............................................................................48
   ----------------------
   Recommendation of the Special Committee and the Board of Directors; Fairness of the Merger...........50
   ------------------------------------------------------------------------------------------
   Reasons for the Recommendation of the Special Committee..............................................50
   -------------------------------------------------------
   Reasons for the Recommendation of the Board of Directors.............................................55
   --------------------------------------------------------
   Sandata Acquisition Corp.'s and the Acquisition Group's Position as to the Fairness of the Merger....59
   -------------------------------------------------------------------------------------------------
   Purpose and Structure of the Merger; Certain Effects of the Merger; Plans or Proposals After the Merger         63
   -------------------------------------------------------------------------------------------------------
   Interests of the Members of the Acquisition Group in the Merger......................................67
   ---------------------------------------------------------------
   Interests of Executive Officers and Directors in the Merger..........................................69
   -----------------------------------------------------------
      Director and Executive Officer Stock Options......................................................69
      --------------------------------------------
      Security Ownership of Certain Beneficial Owners and Management....................................69
      --------------------------------------------------------------
      Transactions in Common Stock by Certain Persons...................................................71
      -----------------------------------------------
      Employment Agreements.............................................................................71
      ---------------------
      Special Committee.................................................................................71
      -----------------
      Indemnification; Directors' and Officers' Insurance...............................................72
      ---------------------------------------------------
   Certain Relationships Between Sandata, Sandata Acquisition Corp and Members of the Acquisition Group.73
   ----------------------------------------------------------------------------------------------------
      IDA/SBA Financing.................................................................................74
      -----------------
      Revolving Credit Agreement........................................................................75
      --------------------------
      Non-Recourse Promissory Notes.....................................................................76
      -----------------------------
      National Medical Health Card Systems, Inc.........................................................76
      ------------------------------------------
      Leases............................................................................................77
      ------
      Medical Arts Office Services, Inc.................................................................77
      ----------------------------------
   Material United States Federal Income Tax Consequences of the Merger to our Stockholders.............77
   ----------------------------------------------------------------------------------------
      Non-continuing Stockholders.......................................................................78
      ---------------------------
      Continuing Stockholders...........................................................................79
      -----------------------
      Sandata and Sandata Acquisition Corp..............................................................79
      -------------------------------------
FORWARD LOOKING STATEMENTS MAY PROVE INACCURATE.........................................................81
-----------------------------------------------
SPECIAL MEETING.........................................................................................81
---------------
   Introduction.........................................................................................81
   ------------
   Proposal to be Considered at the Special Meeting.....................................................82
   ------------------------------------------------
   Voting Rights; Vote Required for Approval............................................................83
   -----------------------------------------
   Voting and Revocation of Proxies.....................................................................84
   --------------------------------
   Solicitation of Proxies..............................................................................85
   -----------------------
   Trading Market and Price; Dividends; Stock Repurchases...............................................85
   ------------------------------------------------------
THE MERGER..............................................................................................87
----------
   Effective Time of the Merger.........................................................................87
   ----------------------------
   Payment of Merger Consideration and Surrender of Stock Certificates..................................87
   -------------------------------------------------------------------
   Financing of the Merger; Fees and Expenses of the Merger.............................................89
   --------------------------------------------------------
   Appraisal Rights.....................................................................................89
   ----------------
   Regulatory Approvals.................................................................................93
   --------------------
THE MERGER AGREEMENT....................................................................................93
--------------------
   General..............................................................................................94
   -------
   Consideration to be Received by the Stockholders.....................................................94
   ------------------------------------------------
   Stock Options........................................................................................94
   -------------
   Representations and Warranties.......................................................................94
   ------------------------------
   Covenants............................................................................................96
   ---------
   Indemnification; Directors' and Officers' Insurance..................................................97
   ---------------------------------------------------
   Conditions to the Merger.............................................................................98
   ------------------------
   Termination of the Merger Agreement.................................................................100
   -----------------------------------
   Effect of Termination; Expenses.....................................................................100
   -------------------------------
   Amendment to the Merger Agreement...................................................................101
   ---------------------------------
OTHER MATTERS..........................................................................................101
-------------
   Other Matters for Action at the Special Meeting.....................................................101
   -----------------------------------------------
   Proposals by Holder of Shares of Common Stock.......................................................101
   ---------------------------------------------
   Expenses of Solicitation............................................................................102
   ------------------------
   Independent Auditors................................................................................102
   --------------------
   Available Information...............................................................................102
   ---------------------
   Information Incorporated by Reference...............................................................103
   -------------------------------------
   Financial Disclosure................................................................................104
   --------------------


Appendix  A-1  Agreement  and Plan of  Merger,  dated as of  October  28,  2002,  by and among
                    Sandata  Technologies,  Inc., Sandata  Acquisition Corp., Bert E. Brodsky,
                    Hugh Freund and Gary Stoller                                                         A-1
Appendix A-2   First  Amendment  to the  Agreement  and Plan of Merger,  dated as of January 27,         A-2
                    2003
Appendix  A-3  Second  Amendment  to the  Agreement  and Plan of Merger,  dated as of April 15,          A-3
                    2003
Appendix B     Opinion of Brean Murray, dated October 28, 2002                                           B-1
Appendix C-1   Presentation of Brean Murray to the Special Committee, dated October 28, 2002             C-1
Appendix C-2   Presentation of Brean Murray to the Special Committee, dated August 27, 2002              C-2
Appendix C-3   Presentation of Brean Murray to the Special Committee, dated August 20, 2002              C-3
Appendix D     Section 262 Delaware General Corporation Law                                              D-1
Appendix E     Sandata  Annual  Report on Form  10-KSB for the  fiscal  year  ended May 31,  2002
                    ("Form 10-KSB")                                                                      E-1
Appendix F     Amendment Number 1 to Sandata's Form 10-KSB                                               F-1
Appendix G     Amendment Number 2 to Sandata's Form 10-KSB                                               G-1
Appendix H     Amendment Number 3 to Sandata's Form 10-KSB                                               H-1
Appendix I     Sandata Quarterly Report on Form 10-QSB for the Quarter ended February 28,  2003          I-1




                     QUESTIONS AND ANSWERS ABOUT THE MERGER

     The following questions and answers, together with the Summary Term Sheet that follows, briefly describe material terms of the merger. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement, and the documents referred to or incorporated by reference in this proxy statement. In this proxy statement, "we", "us" and "our" refer to Sandata.

What is the proposed transaction?

     Our Board of Directors is asking you to vote to approve a Merger Agreement which provides that Sandata Acquisition Corp. will merge with and into Sandata, with Sandata being the surviving corporation. If the Merger Agreement is adopted, each share of our common stock issued and outstanding immediately prior to the merger (excluding shares contemplated to be contributed to Sandata Acquisition Corp. by Messrs. Brodsky, Freund and Stoller and members of their immediate families (the "Acquisition Group") and shares held by stockholders who perfect their appraisal rights under Delaware law) will be converted into the right to receive $2.21 in cash. At the effective time of the merger, each issued and outstanding share of Sandata Acquisition Corp. common stock will be converted into one fully paid and non-assessable share of Sandata common stock as the surviving corporation. See "Special Factors - Purpose and Structure of the Merger; Certain Effects of the Merger; Plans or Proposals After the Merger," "Special Factors - Interests of the Members of the Acquisition Group in the Merger" and "Special Meeting - Proposal to be Considered at the Special Meeting."

What does our Board of Directors recommend?

     Our Board of Directors recommends that you vote "FOR" adoption of the Merger Agreement. In the opinion of the Board of Directors, the merger consideration of $2.21 per share of common stock in cash, is fair to, and the Merger Agreement is advisable and in the best interests of, the unaffiliated stockholders of Sandata. All references throughout this proxy statement to the unaffiliated stockholders of Sandata means all of our stockholders other than Sandata Acquisition Corp. and the members of the Acquisition Group. See "Special Factors - Recommendation of the Special Committee and the Board of Directors; Fairness of the Merger," "Special Factors - Reasons for the Recommendation of the Special Committee" and "Special Factors - Reasons for the Recommendation of the Board of Directors."

What vote is required to approve the Merger Agreement?

     Under Delaware law and our bylaws, the merger must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of common stock entitled to vote at the special meeting. Approval of the merger is not subject to a vote of a majority of the unaffiliated stockholders of Sandata. On the record date, _______ shares of our common stock were outstanding of which approximately ______________ will be converted into the right to receive the merger consideration and approximately ___% are owned by the Acquisition Group, all of which will contributed to Sandata Acquisition Corp. prior to the effective time of the merger. Under the Merger Agreement, Messrs. Brodsky, Freund and Stoller agreed to vote, and they agreed to cause Sandata Acquisition Corp. and the members of their immediate families to vote, all shares of Sandata owned by them and Sandata Acquisition Corp. at the effective time in favor of the merger. The Acquisition Group owns a sufficient number of shares of our common stock to approve the Merger Agreement. See "Special Meeting
- Voting Rights; Vote Required for Approval."

     If my shares are held in "Street Name" by my broker, will my broker vote my shares for me?

     Your broker will vote your shares ONLY if you instruct your broker how to vote. You should fill out, sign, date and return the proxy card and otherwise follow the directions provided by your broker regarding how to vote your shares. See "Special Meeting - Voting Rights; Vote Required for Approval" and "Special Meeting - Voting and Revocation of Proxies."

What do I need to do now?

     Please mark your vote on, sign, date and mail your proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting.

May I change my vote after I have mailed my signed proxy card?

     Yes, your vote can be changed at any time before the proxy is voted at the special meeting. This can be done by (i) sending a written revocation or another signed proxy card with a later date to our Corporate Secretary at 26 Harbor Park Drive, Port Washington, New York 11050; it must be received by us before the special meeting, (ii) attending the special meeting and voting in person, as long as you, and not your broker, are a record holder of our stock, or (iii) delivering a notice of revocation of the proxy at the special meeting prior to the vote on the Merger Agreement. See "Special Meeting - Voting and Revocation of Proxies."

Should I send my stock certificates now?

     No. After the merger is completed, our exchange agent will send you a transmittal form and written instructions for exchanging your stock certificates. See "The Merger - Payment of Merger Consideration and Surrender of Stock Certificates."

What rights do I have if I oppose the Merger?

     You may oppose the merger and seek appraisal of the fair value of your Sandata shares, but only if you comply with all of the Delaware law procedures explained in this proxy statement. In order to qualify for appraisal rights, you must not vote in favor of the merger. In addition, you must deliver to Sandata a written demand for appraisal of your shares prior to the vote on the Merger Agreement and continue to hold such shares until the consummation of the merger. See "The Merger - Appraisal Rights" and Appendix D.

When do you expect the merger to be completed?

     We hope to complete the merger as soon as possible. For the merger to occur, it must be approved by our stockholders. If our stockholders adopt the Merger Agreement, we expect to complete the merger on or about _________, 2003.

Who can help answer my questions?

     If you have more questions about the merger or would like additional copies of this proxy statement, you should contact our in-house counsel, Jonathan Friedman, Esq., at (516) 484-4400.

                               SUMMARY TERM SHEET

     The following summary, together with the previous Question and Answer section, briefly describes material terms of the merger as more fully discussed in this proxy and presented in the documents annexed to this proxy statement. This summary is qualified by the more detailed information contained elsewhere in this proxy statement, the annexes and the documents we refer to in this proxy statement, all of which we urge you to review carefully.

The Special Meeting

         Date, Time, Place and Matters to be Considered


o           The special meeting of stockholders  of Sandata  Technologies,  Inc.
     will be held on ______________, 2003 at 10:00 a.m., local time, at our corporate offices, 26 Harbor Park Drive, Port Washington, New York 11050. At the special meeting, stockholders will be asked to consider and vote upon a proposal to adopt an Agreement and Plan of Merger, dated as of October 28, 2002, by and among Sandata Acquisition Corp., a Delaware corporation, Bert E. Brodsky, Hugh Freund, Gary Stoller and Sandata, as amended by a First Amendment to the Agreement and Plan of Merger, dated as of January 27, 2003, and as further amended by a Second Amendment to the Agreement and Plan of Merger, dated as of April 15, 2003 (the "Merger Agreement"), pursuant to which Sandata Acquisition Corp. will merge with and into Sandata, with Sandata being the surviving corporation. Pursuant to the Merger Agreement, prior to the effective time of the merger, the members of the Acquisition Group will contribute all of the shares of Sandata common stock owned by them to Sandata Acquisition Corp. A copy of the Merger Agreement is attached as Appendices A-1, A-2 and A-3 to this proxy statement. For additional information regarding the matters to be considered at the special meeting, see "Special Meeting - Proposal to be Considered at the Special Meeting."


         Record Date for Voting

 o Only stockholders of record as of the close of business on ___________, 2003 are entitled to notice of and to vote at the special meeting. On that date, ____________ shares of our common stock were outstanding held by approximately ______ record holders, of which shares approximately ____________ will be converted into the right to receive the merger consideration and approximately ___% are owned by the Acquisition Group. Pursuant to the Merger Agreement, all shares of Sandata common stock owned by the Acquisition Group will be contributed to Sandata Acquisition Corp. prior to the effective time of the merger. For additional information regarding the record date for voting see "Special Meeting - Voting Rights; Vote Required for Approval."


         Procedures Relating to Your Vote at the Special Meeting

o Adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of all outstanding shares of common stock of Sandata. Approval of the merger is not subject to a vote of a majority of the unaffiliated stockholders of Sandata. Each share of common stock entitles the holder to cast one vote at the special meeting. Abstentions and broker non-votes will result in your shares not being voted either for or against adoption of the Merger Agreement. Abstentions and broker non-votes will be counted as present at the special meeting for quorum purposes. Since the Merger Agreement requires the approval of a majority of the outstanding common stock of Sandata, abstentions and broker non-votes will have the effect of a negative vote.

o The presence, in person or by proxy, at the special meeting of the holders of at least a majority of the shares of our common stock entitled to vote is necessary to constitute a quorum for the transaction of business.

o Proxy cards that are properly signed and received at or prior to the special meeting will result in the voting of shares represented thereby in accordance with the instructions indicated on the proxy card. Proxy cards that are received without any instructions will result in a vote "FOR" the adoption of the Merger Agreement.

o A proxy may be revoked by delivering to our secretary prior to the special meeting a later dated, signed proxy card or a written revocation of your proxy; or by delivering a notice of revocation of the proxy at the special meeting prior to the vote on the Merger Agreement; or by attending the special meeting in person and voting your stock, provided you, not your broker, are the record holder of such stock. For additional information regarding the procedures relating to your vote at the special meeting, see "Special Meeting - Voting and Revocation of Proxies" and "Special Meeting - Solicitation of Proxies."

Parties to the Transaction

         Sandata Technologies, Inc.

o Sandata Technologies, Inc. is a Delaware corporation with its principal business address at 26 Harbor Park Drive, Port Washington, New York 11050. Its business telephone is (516) 484-4400. The principal business of Sandata Technologies, Inc. is providing technology services to its customers. These services include either the utilization of software products that have been developed, acquired or licensed by Sandata or the leveraging of technology-based core competencies that Sandata has developed in formulating and delivering its software services. Sandata's core competencies principally refer to its SHARP (Sandsport Home Attendant Reporting Program) product which provides computer services, including payroll and billing, to the home health care industry.

          Services that leverage Sandata's core competencies are driven by its information technology support services. These services include facilities outsourcing for database and operating system support, technology consulting, custom software development and support, resale and implementation of software written and distributed by others, website development and hosting, help desk services, and hardware maintenance and related administrative services.

          Applications of Sandata's software include an automated payroll processing and Medicaid billing service delivered via leased lines or over the internet, computerized preparation of management reports, telephone-based data collection services, and automated database-driven outbound telephone notification.

         Sandata Acquisition Corp.

o Sandata Acquisition Corp. is a Delaware corporation which has its principal business address at 26 Harbor Park Drive, Port Washington, New York 11050. Its business telephone is (516) 484-4400. Sandata Acquisition Corp. was formed solely for the purpose of effecting the transactions contemplated by the merger and has not engaged in any business except in furtherance of this purpose. Pursuant to the Merger Agreement, prior to the effective time, the members of the Acquisition Group will contribute all shares of Sandata common stock owned by them to Sandata Acquisition Corp. The Merger Agreement contemplates that, prior to the effective time of the merger, the Acquisition Group will own all of the outstanding common stock of Sandata Acquisition Corp. and at the effective time of the merger, each issued and outstanding share of Sandata Acquisition Corp. common stock will be converted into one fully paid and non-assessable share of Sandata common stock as the surviving corporation. After the contribution of Sandata common stock to Sandata Acquisition Corp., the Acquisition Group will have common ownership and voting control of both Sandata and Sandata Acquisition Corp.

         The Acquisition Group

o The Acquisition Group is comprised of Bert E. Brodsky, Hugh Freund, Gary Stoller, Jessica Brodsky Miller, David C. Brodsky, Jeffrey H. Brodsky, Lee J. Brodsky, Muriel M. Brodsky, Emily Freund, Leland Freund, Gertrude Kay, the Bert E. Brodsky Revocable Trust, Gary Stoller and Susan Stoller as Custodians for Joseph Bailey under the New York Uniform Transfer to Minors Act, Gary Stoller and Susan Stoller as Custodians for Jennifer Stoller under the New York Uniform Transfer to Minors Act. Prior to the effective time of the merger, the members of the Acquisition Group, who hold approximately 72% of the outstanding shares of Sandata common stock in the aggregate, will contribute all shares of Sandata common stock owned by them to Sandata Acquisition Corp. in exchange for shares of Sandata Acquisition Corp. The Merger Agreement contemplates that, prior to the effective time of the merger, the Acquisition Group will own all of the outstanding common stock of Sandata Acquisition Corp. and at the effective time of the merger, each issued and outstanding share of Sandata Acquisition Corp. common stock will be converted into one fully paid and non-assessable share of Sandata common stock as the surviving corporation. The members of the Acquisition Group have interests that are different from, or in addition to, the interests of the unaffiliated stockholders of Sandata, generally. For additional information regarding the members of the Acquisition Group, see "Special Factors - Purpose and Structure of the Merger; Certain Effects of the Merger; Plans or Proposals After the Merger" and "Special Factors - Interests of the Members of the Acquisition Group in the Merger."

The Merger Agreement


o Sandata, Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller have entered into the Merger Agreement, a copy of which is attached as Appendices A-1, A-2 and A-3 to this proxy statement. In general, the Merger Agreement provides that, subject to the approval of Sandata stockholders and the satisfaction of other conditions to the merger, Sandata Acquisition Corp. will merge with and into Sandata, with Sandata being the surviving corporation. Under the Merger Agreement, Messrs. Brodsky, Freund and Stoller agreed to vote, and they agreed to cause Sandata Acquisition Corp. and the members of their immediate families to vote, all shares of Sandata owned by them and Sandata Acquisition Corp. at the effective time in favor of the merger. For additional information regarding the terms of the Merger Agreement, see "The Merger - The Merger Agreement."


Effective Time of Merger

o The merger will become effective upon the filing with, and acceptance by, the Secretary of State of Delaware of a duly executed certificate of merger. At the effective time of the merger, each share of Sandata (excluding shares contemplated to be contributed to Sandata Acquisition Corp. by the members of the Acquisition Group and shares held by stockholders who perfect their appraisal rights under Delaware law) will be converted into the right to receive $2.21 in cash and each issued and outstanding share of Sandata Acquisition Corp. common stock held by members of the Acquisition Group will be converted into one fully paid and non-assessable share of Sandata common stock as the surviving corporation. For additional information regarding the effective time of the merger, see "Special Factors - Purpose and Structure of the Merger; Certain Effects of the Merger; Plans or Proposals After the Merger," "Special Factors - Interests of the Members of the Acquisition Group in the Merger" and "The Merger - Effective Time of the Merger."

Stockholder Litigation

o In early and mid-September, two stockholders filed separate lawsuits against Sandata and the members of the Board of Directors alleging that the defendants breached their fiduciary duties to Sandata and its stockholders in connection with the merger, that the members of the special committee were not independent and that the merger consideration was inadequate. In October, these actions were consolidated by the Delaware Chancery Court. In late December, the parties to the consolidated actions executed a Memorandum of Understanding pursuant to which Sandata Acquisition Corp. agreed to increase the merger consideration from $1.91 to $2.21 per share of Sandata common stock and the plaintiffs agreed to dismiss the lawsuits, subject to the execution of a Stipulation of Settlement. On January 27, 2003, a Stipulation of Settlement was executed by the parties to the lawsuits which formalized the agreement of the parties as set forth in the Memorandum of Understanding. The Stipulation of Settlement is subject to, among other things, the approval of the Delaware Chancery Court. Pursuant to the Stipulation of Settlement, Sandata, Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller amended the Merger Agreement to increase the merger consideration to $2.21 per share of Sandata common stock and the defendants have agreed to dismiss the lawsuits against Sandata and the members of the Board of Directors. For additional information regarding the litigation and settlement, see "Special Factors - Background of the Merger" and "Special Factors - Stockholder Litigation."

Opinion of Brean Murray & Co., Inc.

o The special committee retained Brean Murray & Co., Inc. ("Brean Murray") as its financial advisor regarding the value of the merger consideration and to opine as to the fairness of the merger consideration from a financial point of view. On October 28, 2002, Brean Murray delivered its written opinion to the special committee that, as of the date of the opinion, and based on and subject to the assumptions, limitations and qualifications contained in that opinion, the merger consideration of $1.91 that each of our public stockholders would have had the right to receive under the Merger Agreement prior to the amendment increasing the merger consideration, is fair, from a financial point of view, to such stockholders. Brean Murray has not withdrawn its opinion since the amendment to the Merger Agreement was executed, which amendment increased the merger consideration to $2.21 per share of Sandata common stock. For additional information regarding the Opinion of Brean Murray, see "Special Factors - Opinion of Brean Murray."

o A copy of Brean Murray's written fairness opinion is attached to this proxy statement as Appendix B. We urge you to read Brean Murray's opinion carefully.

Recommendations of the Special Committee and Our Board of Directors

o A special committee of our Board of Directors, consisting of two non-management directors of Sandata who are not materially interested in the merger, was formed to consider, evaluate and negotiate the merger and the Merger Agreement. On October 28, 2002, the special committee unanimously determined that the merger consideration of $1.91 in cash per share contained in the Merger Agreement, prior to the amendment increasing the merger consideration, is fair to the unaffiliated stockholders of Sandata, and recommended to our Board of Directors that it approve the Merger Agreement and recommend to the unaffiliated stockholders of Sandata that they approve the Merger Agreement. On the same date, the Board of Directors, based upon this recommendation of the special committee, unanimously determined that the merger consideration of $1.91 in cash per share contained in the Merger Agreement, prior to the amendment increasing the merger consideration, is fair to, and the merger is advisable and in the best interests of, Sandata and the unaffiliated stockholders of Sandata. As a result of the stockholder lawsuits against Sandata and the members of its Board of Directors, the parties to the litigation engaged in arms-length settlement negotiations which resulted in the execution of a Stipulation of Settlement pursuant to which Sandata Acquisition Corp. agreed to increase the merger consideration from $1.91 to $2.21 per share of Sandata common stock and the plaintiffs agreed to dismiss the lawsuits against Sandata and the members of the Board of Directors. The Stipulation of Settlement is subject to final approval of the settlement by the Delaware Chancery Court of which there can be no assurances. On January 16, 2003, the special committee unanimously determined to recommend that the Board of Directors enter into the Stipulation of Settlement, which provides for an increase in the merger consideration to $2.21 per share of Sandata common stock. The special committee also unanimously determined that the amended merger consideration of $2.21 is fair to the unaffiliated stockholders of Sandata, and recommended to our Board of Directors that, subject to the execution of the Stipulation of Settlement, it approve the amendment to the Merger Agreement and recommend to the unaffiliated stockholders of Sandata that they approve such amendment. On the same date, the Board of Directors unanimously determined that the Stipulation of Settlement be executed by Sandata and that, subject to its execution by all parties, the Merger Agreement be amended to increase the merger consideration to $2.21 per share of Sandata common stock and that the increased merger consideration is fair to, and the merger is advisable and in the best interests of, Sandata and the unaffiliated stockholders of Sandata. Accordingly, our Board of Directors has approved the Merger Agreement and unanimously recommends that you vote "FOR" the proposal to adopt it. For additional information regarding the material factors considered by the special committee and the Board of Directors in reaching their conclusions and the reasons why the special committee and the Board of Directors determined that the merger is fair to the unaffiliated stockholders of Sandata, see "Special Factors - Background of the Merger," "Special Factors - Recommendations of the Special Committee and the Board of Directors; Fairness of the Merger," "Special Factors - Reasons for the Recommendation of the Special Committee" and "Special Factors - Reasons for the Recommendation of the Board of Directors."

Reasons for Engaging in the Transaction

o The principal purposes of this merger are to enable the members of the Acquisition Group to acquire all of the equity interests in Sandata not already owned by them through Sandata Acquisition Corp., and to provide the unaffiliated stockholders of Sandata, the opportunity to receive a cash price for their shares at a significant premium over the market price at which the common stock traded prior to the public announcement of their proposal to acquire all of Sandata's outstanding stock. Additionally, the Acquisition Group is presently engaging in this transaction because the members of the Acquisition Group believe that Sandata has good potential business prospects and that Sandata will have greater operating flexibility to focus on long-term value without the constraint of the public market's emphasis on quarterly results. For additional information regarding the reasons for engaging in this transaction, see "Special Factors - Background of the Merger" and "Special Factors - Purpose and Structure of the Merger; Certain Effects of the Merger; Plans or Proposals After the Merger."

Effects of the Merger

o After the merger is effective, shares of Sandata will no longer be traded on the Nasdaq SmallCap Market and the registration of the shares under the Securities and Exchange Act of 1934 will be terminated. Following the merger, there will be no publicly traded common stock of Sandata outstanding. For additional information regarding the effects of the merger, see "Special Factors - Purpose and Structure of the Merger; Certain Effects of the Merger; Plans or Proposals After the Merger."

Interests of our Directors and Executive Officers in the Merger

o You should be aware that, in addition to the matters discussed above, our executive officers and some members of our Board of Directors have various interests in the merger that are in addition to, or different from, the interests of the unaffiliated stockholders generally and that such interests create potential conflicts of interest.

o Pursuant to the Merger Agreement, prior to the effective time, the members of the Acquisition Group will contribute all shares of Sandata common stock owned by them to Sandata Acquisition Corp. and, at the effective time of the merger, each outstanding share of Sandata Acquisition Corp. will be converted into one share of common stock of the surviving corporation. The Merger Agreement contemplates that, prior to the effective time of the merger, the Acquisition Group will own all of the outstanding common stock of Sandata Acquisition Corp. and that at the effective time of the merger, each issued and outstanding share of Sandata Acquisition Corp. common stock will be converted into one fully paid and non-assessable share of Sandata common stock as the surviving corporation. The Acquisition Group will have common ownership and voting control of both Sandata and Sandata Acquisition Corp. Since Sandata will be the surviving corporation, it is contemplated that the members of the Acquisition Group will continue as the owners of Sandata as a private company.

o Certain of our executive officers and directors also have options to purchase 1,016,500 shares of common stock of Sandata. At the effective time of the merger, all outstanding options to purchase common stock of Sandata will be cancelled in exchange for the right to receive a cash payment equal to the product of the number of shares of Sandata subject to the options and the excess of the merger consideration, if any, over the exercise price per share related to such options (excluding options held by the members of the Acquisition Group). Pursuant to the Merger Agreement, at the effective time, options held by the members of the Acquisition Group will be cancelled and the holders of such options will not be entitled to receive any of the merger consideration.

o Messrs. Fish and Bernard each hold options to purchase shares of Sandata common stock, all of which will be cancelled in exchange for the right to receive a cash payment equal to the product of the number of shares of Sandata subject to the options and the excess of the merger consideration over the exercise price per share related to such options. Accordingly, it is anticipated that each of Messrs. Fish and Bernard will each receive a cash payment equal to $12,100 in exchange for the cancellation of their options.

o The members of the special committee are being paid $1,000 per day for each day of work related solely to serving on the special committee, pro-rated for partial days.

o Mr. Bernard, a member of the special committee, is a sales executive for The Rampart Group Insurance Associates, an insurance company from which Sandata purchases insurance policies through Mr. Bernard. The Board of Directors determined that the economic benefits received by The Rampart Group and Mr. Bernard with respect to these policies are not material to either of them.

o Indemnification arrangements and directors' and officers' liability insurance for our present and former directors and officers will be continued by the surviving corporation after the merger.

o For additional information regarding interests of our directors and executive officers in the merger, see "Special Factors - Interests of the Members of the Acquisition Group in the Merger" and "Special Factors - Interests of Executive Officers and Directors in the Merger."

Material United States Federal Income Tax Consequences

o The receipt of $2.21 in cash for each share of common stock pursuant to the merger will be a taxable transaction to the unaffiliated stockholders of Sandata for United States Federal income tax purposes and under most state, local, foreign and other tax laws. For United States Federal income tax purposes, each of the unaffiliated stockholders of Sandata generally will realize taxable gain or loss as a result of the merger measured by the difference, if any, between the tax basis per share of our common stock owned by such unaffiliated stockholder of Sandata and $2.21. Each holder of a compensatory option to acquire our common stock who receives a cash payment equal to the difference between $2.21 and the exercise price per share of such option will have ordinary income to the extent of the cash received. Neither Sandata nor Sandata Acquisition Corp. will realize any gain or loss in the merger. For additional information regarding material United States Federal income tax consequences of the merger to the unaffiliated stockholders of Sandata, see "Special Factors - Material United States Federal Income Tax Consequences of the Merger to our Stockholders."

Financing of the Merger

o The total amount of funds required to consummate the merger and to pay related fees and expenses is estimated to be approximately $_________. Pursuant to the Merger Agreement, at the effective time of the merger, Messrs. Brodsky, Freund and Stoller will cause the necessary funds to be contributed to Sandata Acquisition Corp. and, at the effective time, Sandata Acquisition Corp. will have the funds necessary to pay the purchase price and all related fees and expenses in cash. The funds required to consummate the merger transaction will be contributed to Sandata Acquisition Corp. by Jessica Brodsky Miller, David C. Brodsky, Jeffrey H. Brodsky and Lee J. Brodsky, members of the Acquisition Group, from their personal funds. The merger is not conditioned on any financing arrangements, nor will any of the funds required to fund the merger consideration be borrowed funds.

o For additional information regarding the financing of the merger, see "Special Factors - Purpose and Structure of the Merger; Certain Effects of the Merger; Plans or Proposals After the Merger," "Special Factors - Interest of the Members of the Acquisition Group in the Merger" and "The Merger - Financing of the Merger; Fees and Expenses of the Merger."

                                 SPECIAL FACTORS

Background of the Merger

     During the months of January and February of 2002, when Sandata common stock traded at an average price of $1.31 on average daily volume of 971 shares, Mr. Brodsky began to consider a transaction in which he could, either alone or with others, obtain private ownership of Sandata. Mr. Brodsky considered taking Sandata private due to the fact that (i) Sandata's low market capitalization made it difficult to use Sandata stock as consideration for potential acquisitions, (ii) Sandata continued to incur substantial expenses in connection with being a publicly traded company and (iii) Sandata's current stock price did not fully reflect Sandata's value and any growth in the business would not be reflected in Sandata's market price because of the lack of trading volume and analyst coverage. On April 5, 2002, a letter was sent to Sandata on behalf of Mr. Brodsky by his legal counsel proposing a "going private" transaction in which he and a group of investors would purchase all of the outstanding Sandata common stock not owned by them for $1.50 per share. During this time, Mr. Brodsky contemplated that he could engage in this transaction with Messrs. Freund and Stoller, the other original founders of Sandata, along with members of each of their families in order to continue Sandata as a private, family-owned, company; however, no discussions took place at this time. Mr. Brodsky's valuation of $1.50 per share of Sandata common stock was based upon his financial analysis of Sandata's balance sheets, debt, earnings and capitalized software at the time the offer was made. The closing price of Sandata's common stock as reported on the Nasdaq SmallCap Market on April 5, 2002 was $0.91. Mr. Brodsky's April 5 letter outlined the following terms of a potential transaction: the investment group would offer to purchase all of Sandata's outstanding common stock not owned by them for a cash price equal to $1.50 per share; a new company formed and owned by the investment group would purchase Sandata's stock pursuant to an agreement incorporating standard provisions; the stock purchase would be funded through the working capital of the newly formed company; and the proposal was subject to satisfactory completion of legal and financial due diligence. The letter also indicated that the offer would expire on April 12, 2002.

     At a special meeting of our Board of Directors on April 17, 2002, Mr. Brodsky directed the attention of the Board to his April 5, 2002 letter sent to Sandata on behalf of Mr. Brodsky and the investment group which had been distributed to the members of the Board at this meeting. The closing price of Sandata's common stock as reported on the Nasdaq SmallCap Market on April 17, 2002 was $1.00.

     The Board engaged in a discussion regarding its fiduciary obligations to the Company and its stockholders and the possibility of forming a special committee to consider and negotiate the proposal on behalf of Sandata and its unaffiliated stockholders. The Board also discussed the responsibilities and course of conduct of the special committee. The Board agreed that, in order to ensure fairness of the transaction to the unaffiliated stockholders of Sandata, Messrs. Fish and Bernard (being Sandata's two board members not employed by Sandata), would be appointed to the special committee, subject to an additional inquiry to ensure that neither of them were materially interested in the proposed transaction. The additional inquiry focused primarily on the relationships between Sandata and its officers and management directors with Messrs. Fish and Bernard to determine the extent, if any, that either of them are affiliated with Sandata, its officers or directors or any of its or their affiliates. The Board considered the commissions received by Mr. Bernard in connection with Sandata's insurance policies and determined that the receipt of the commissions and the business relationship between Mr. Bernard and Sandata would not prevent him from providing independent advice on behalf of Sandata and the unaffiliated stockholders in connection with the proposed transaction. The Board of Directors determined that the economic benefits received by The Rampart Group and Mr. Bernard with respect to these policies are not material to either of them. The Board also considered the common stock owned by Mr. Fish and the options held by each of Messrs. Fish and Bernard and determined that their stock ownership would not prevent either of them from providing independent advice on behalf of Sandata and the unaffiliated stockholders. The members of the Board also agreed that the special committee should meet a soon as possible to discuss the proposal, to retain its own legal and financial advisors, to analyze information relative to the proposal and to negotiate the transaction with the investment group. The Board agreed to grant the special committee broad authority to conduct its inquiry and to consider and negotiate the proposal on behalf of Sandata and its unaffiliated stockholders, including the power and authority to solicit alternative proposals from unaffiliated third parties and to reject Mr. Brodsky's proposal. The Board placed no restrictions on the authority and power of the special committee. The Board also considered obtaining approval of the "going private" offer from a majority of the unaffiliated stockholders of Sandata, but this was rejected by the Board as impractical. Given the lack of investor interest in Sandata's stock, as indicated by its low trading volume, among other things, it would be unlikely that a majority of the unaffiliated stockholders would vote with respect to the proposed transaction. The Board also discussed waiving any conflicts of interest that would exist during any potential legal representation of the special committee by Certilman, Balin, Adler & Hyman, LLP ("Certilman") as a result of Certilman's representation of Sandata and certain of its affiliates from time to time. The Board determined that the economic benefits received by Certilman with respect to its representation of Sandata and certain of its affiliates are not material to Certilman.

     After an additional discussion in which Mr. Brodsky clarified the terms of the proposal, Mr. Brodsky indicated that the expiration date of the proposal would be extended indefinitely, subject to the right to fix a new expiration date upon reasonable notice to the Board, and that the transaction would probably be a cash-out merger, not a stock purchase.

         The Board then adopted the following resolutions:

               - to form the special committee for the purpose of evaluating the proposal and inquiring into, considering and negotiating a "going private transaction";

               - to appoint Messrs. Fish and Bernard as members of the special committee;

               - to grant the special committee all of the necessary powers to carry on such an inquiry, including, but not limited to, the power to reject Mr. Brodsky's proposal and the power to negotiate and accept offers from unaffiliated third-parties;

               - that the special committee keep the president and the Board advised regarding the progress of the inquiries and negotiations of the special committee;

               - that the "going private" proposal be submitted to the special committee for such inquiry, consideration and negotiation as the special committee may determine;

               - the special committee specifically consider, among other things, the fairness of the proposed transaction to the public stockholders of Sandata;

               - that the special committee take all necessary action in order to assess the proposal, including the expenditure of funds, retention of an investment banker to prepare a fairness opinion, retention of legal counsel to represent the special committee, and the negotiation of the terms of the "going private" transaction with the group of investors;

               - that Sandata waives all conflicts of interest that would exist during any potential legal representation of the special committee by Certilman in connection with the "going private" transaction; and

               - that, provided the special committee deems it to be in the best interests of Sandata, the Board has no objections to the retention of Certilman as legal advisor to the special committee.

     On the same day, the special committee met to discuss the process they would undertake to evaluate the "going private" proposal, including the selection of a financial advisor and retention of legal counsel. The special committee identified several potential financial advisors to contact. The members of the special committee also discussed compensation and obtaining officer and director insurance. After a discussion with a representative of Certilman regarding potential conflicts of interest if the special committee retained Certilman as its legal advisor, the special committee resolved to retain Certilman as its legal advisor in connection with the "going private" transaction.

     On April 24, 2002, at a meeting of the special committee, the members of the committee interviewed representatives of several potential financial advisors, including Ladenburg Thalmann & Co., Inc.; Brooks, Houghton & Company, Inc.; Fahnestock & Co., Inc.; and Capitalink, L.C. The special committee discussed with representatives of each of the potential financial advisors their experience in rendering fairness opinions to companies similar in size, business and structure to Sandata, and in transactions similar to the proposed merger transaction. The special committee also discussed the process such advisors used and their fee structure, in the event one of them was chosen to represent the special committee. Based upon the interviews and materials presented, the special committee preliminarily identified Fahnestock & Co. and Capitalink as potential financial advisors, but expressed concerns that the fees quoted by Fahnestock & Co. were significantly higher than had been anticipated by the special committee and that Capitalink was currently engaged by certain affiliates of Mr. Brodsky in potential economically significant transactions and that its representative had been a member of Sandata's placement agent with respect to Sandata's 1995 private placement.

     The special committee met again on April 30, 2002 and further discussed its concerns about Fahnestock & Co.'s fees and Capitalink's relationship with affiliates of Mr. Brodsky. The special committee decided to schedule additional meetings with potential financial advisors and to advise the Board of Directors of the status of the special committee's deliberations and to further consider the matter of investment advisors.

     On May 10, 2002, the Board of Directors of Sandata convened for another special meeting at the request of the special committee to discuss the selection of its financial advisor. Legal counsel to the special committee informed the Board that the special committee had researched a number of financial advisors, including Brooks, Houghton; Capitalink; Fahnestock; and Ladenburg Thalmann. Of the potential financial advisors the special committee initially narrowed the selection to Capitalink and Fahnestock, but decided against retaining Capitalink due to its ongoing relationship with National Medical Health Card Systems, Inc., an affiliate of Mr. Brodsky. The special committee's counsel also indicated that Fahnestock's fee was the highest of the financial advisors interviewed. The members of the special committee informed the Board that the fees for the fairness opinion that will be incurred in connection with the proposed transaction could be considerable and that they were aware that the payment of a large amount of fees might affect Mr. Brodsky's willingness to consummate the transaction. The members of the special committee also informed the Board that it was not comfortable retaining a financial advisor for such a high fee in the context of the size of the proposed transaction and indicated that they thought they should continue researching additional investment firms to find a financial advisor at the lower or middle end of the cost spectrum and the Board raised no objections. The special committee's legal counsel also informed the Board that, based on the interviews with potential financial advisors held by the special committee to date, the fee structure of these financial advisors would be bifurcated, with a lower initial payment regarding an analysis of the structure of an offer and a higher payment upon the issuance of a fairness opinion because of the risk associated with the issuance of an opinion.


     At this meeting, the members of the special committee informed the Board that it wanted Sandata to enter into indemnification agreements with each of them and that, in consideration for the extra work being done in connection with the "going private" transaction, they each wanted to receive an hourly cash stipend. The Board then discussed whether compensating the members of the special committee would be appropriate and the amount of compensation they should receive. Legal counsel to the special committee then noted to the members of the Board that it is not unusual for members of special committee's to receive non-contingent compensation for services performed in connection with similar transactions. After a discussion between the members of the Board and the members of the special committee about the significant amount of time and attention that would be required for the members of the special committee to fulfill their duties to Sandata and the unaffiliated stockholders, the Board agreed to compensate the members of the special committee $1,000 per day, pro-rated for partial days. The decision by the Board to compensate the members of the special committee $1,000 per day, pro-rated for partial days, was based upon the foregoing discussions between the members of the Board and the members of the special committee. In reaching its determination to compensate the members of the special committee in such manner, the Board took into account, among other things, the scope and level of services to be provided, the time and attendance necessary, and the level of business expertise and experience of the members of the special committee - Mr. Fish being a Certified Public Accountant and administrator, treasurer and director of a nursing services firm and Mr. Bernard being active in the insurance industry for over thirty years and a Trustee of the North Shore LIJ Health Systems.


         The Board then adopted the following resolution:

               - that in consideration for the services to be rendered by the members of the special committee in connection with the "going private" transaction, such members each be paid a fee of $1,000 per day, pro-rated for the actual number of hours devoted to the work of the special committee.

     On May 20, 2002, the special committee, Sandata and Mr. Brodsky received a letter from Certilman indicating that it has represented in the past, and currently represents, each of Sandata and Mr. Brodsky. The letter requests that each party confirm its waiver of any and all conflicts of interest that arise during the course and as a result of Certilman's representation of the special committee in the proposed transaction. This letter was executed by Mr. Brodsky, Sandata and the special committee on the same day.

     On June 4, 2002, the special committee met again with representatives of potential financial advisors, including, Ladenburg Thalmann & Co., Inc.; T.M. Capital Corp.; Duff & Phelps, LLC; and Brooks, Houghton & Company, Inc. After interviewing each of the potential advisors, the special committee identified
T.M. Capital Corp. as a potential financial advisor and decided to advise the full Board of Directors of its decision.

     On June 6, 2002, another special meeting of the Board of Directors was held to further discuss the recommendation of a financial advisor by the special committee. Legal counsel for the special committee informed the Board that the special committee had preliminarily chosen T.M. Capital Corp. to act as its financial advisor, subject to the successful negotiation of an engagement letter. Counsel to the special committee also informed the Board that following the special committee's meeting with T.M. Capital Corp., T.M. Capital Corp. advised the special committee of its fees if the special committee decided to engage T.M. Capital Corp. The special committee's legal counsel indicated that, while the special committee felt the fee was still somewhat higher than it had anticipated, if T.M. Capital Corp. would agree to include its expenses in the amount quoted, the special committee would be more comfortable retaining it as financial advisor to the special committee. The special committee then informed the Board that it was still interviewing other potential financial advisors.

     On June 18, 2002, the special committee met to discuss the status of its discussions with T.M. Capital Corp. The special committee's legal counsel stated that T.M. Capital Corp. would not agree to the special committee's comments to its engagement letter and therefore declined the representation. The special committee's primary comment to T.M. Capital Corp.'s engagement letter focused on the fact that T.M. Capital Corp wanted to be compensated for its expenses in addition to its fee for rendering a fairness opinion, the ultimate cost of which the special committee felt was unreasonable. At this meeting, the special committee also met with representatives of ValueMetrics and Brean Murray & Co., Inc. ("Brean Murray"), other potential financial advisors. During this meeting, the special committee identified Brean Murray as a potential financial advisor and decided to inform the full Board of Directors of the status of its deliberations and to consider the matter of retaining an investment advisor.

     On July 15, 2002, the special committee met to discuss the engagement of Brean Murray as its financial advisor. At this meeting, the special committee adopted the following resolutions:

               - that, subject to negotiating an engagement letter on terms acceptable to the special committee, Brean Murray be selected as the financial advisor to the special committee; and

               - that the form of engagement letter between the special committee and Brean Murray presented to the special committee be authorized and that the execution of the same be approved.

     On July 22, 2002, the special committee formally engaged Brean Murray to provide financial advisory services and potentially render a fairness opinion. The engagement consisted of Brean Murray conducting a due diligence review, reviewing one or more proposed going-private transactions, developing a financial valuation, assisting with transaction negotiations and other services related to the proposal to take Sandata private. The factors considered by the special committee in selecting Brean Murray to render the fairness opinion included, Brean Murray's expertise and experience in valuing companies comparable in size to Sandata, Brean Murray's ability to meet the special committee's needs as to time, the lack of any prior relationship between Brean Murray and Sandata or any of its affiliates, and the structure and amount of Brean Murray's fee to render the opinion.

     On August 5, 2002, Sandata received a letter on behalf of Sandata Acquisition Corp., a Delaware corporation formed by Mr. Brodsky, offering to purchase the shares of Sandata common stock for a cash price of $1.50 per share. The closing price of Sandata's common stock as reported on the Nasdaq SmallCap Market on August 5, 2002 was $0.50. On the same day, Sandata issued a press release announcing that it had received an offer from a group of investors to engage in a going private transaction in the form of a merger with an entity owned by an investor group to be led by Mr. Brodsky, and that the investor group offered Sandata's stockholders $1.50 per share of common stock. Sandata also disclosed that it had formed a special committee to review the proposal and that the proposed transaction was subject to (1) the negotiation, execution and delivery of a definitive agreement, (2) approval of the transaction by the special committee, the Board of Directors and Sandata's stockholders, (3) the receipt of a fairness opinion by the special committee, (4) applicable regulatory approval and (5) obtaining all necessary third-party consents or waivers. At this time, Mr. Brodsky still contemplated that he could engage in this transaction with Messrs. Freund and Stoller and the members of each of their families; however, no discussions took place at this time.

     On August 20, 2002, the special committee met with a representative of Brean Murray, Derek Woodworth, to receive a presentation regarding the merger proposal made by Messrs. Brodsky, Freund and Stoller. In providing an overview of the proposed transaction, the representative of Brean Murray noted that Sandata is ignored by public financial markets, Sandata's stock price is depressed and liquidity is nominal, and the ratio of Sandata's market capitalization to its annual costs of being a public company is excessive (representing 20% to 25% of Sandata's pre-announcement market capitalization). In addition, Brean Murray's representative discussed the fact that Sandata's stock traded inefficiently and explained that in an inefficient marketplace, investors would never realize true intrinsic value for their common stock investment.

     Brean Murray's representative also discussed various valuation models. The representative indicated that, based on a discounted cash flow analysis, Sandata had a discounted cash flow value of $2.05 per share, assuming a liquid marketplace. The representative also noted that a terminal multiplier of more than four could not be used because of Sandata's inefficient marketplace (small size and lack of growth). The representative also felt it appropriate to place a 20% majority insider-owned discount and a 20% illiquidity discount on the value of Sandata. Brean Murray indicated that a majority owner discount is appropriate when one or more institutions or individuals own a substantial percentage of the outstanding stock of a company. Based upon these factors, the representative indicated that the discounted cash flow value of Sandata was $1.23 per share.

     Brean Murray's representative also informed the special committee that a comparable company analysis, in which eight companies that were selected by Brean Murray because they were deemed relatively similar to Sandata, showed median values of approximately $1.55 per share. The representative noted that this valuation overstated the value of Sandata since all of the comparable companies were larger and enjoyed more efficient markets than Sandata. Brean Murray's representative also pointed out that the $1.50 per share offer, a premium of approximately 200% over the pre-announcement price of Sandata's stock, is substantial and not likely to be matched by another bidder or be made available via the public markets in terms of stock price. The representative noted that other valuation models, such as the book value or appraised value, were not relevant to Sandata and expressed the opinion that the discounted cash flow model was the most relevant model to Sandata.

     Brean Murray's representative also indicated that the projections provided by Sandata were reasonable. The members of the special committee questioned Brean Murray's representative regarding the investigation performed by Brean Murray in connection with the projections provided by Sandata management. The special committee relied on Brean Murray's conclusion that these projections were reasonable, but did not conduct an independent inquiry to verify their accuracy and completeness. In addition, the special committee determined that Brean Murray's reliance on the projections was reasonable. The special committee also discussed with the representative from Brean Murray whether it should solicit indications of interest in engaging in a similar transaction from unaffiliated third parties. Brean Murray's representative indicated that a market check would not be worth the time and expense given that Mr. Brodsky was not interested in selling his shares of Sandata to an unaffiliated third party. Based upon the information Brean Murray provided to the special committee, its representative advised the special committee that in its opinion the $1.50 per share offer was a fair price. The members of the special committee then engaged in a discussion with the Brean Murray representative and its legal counsel about whether it should try to obtain a higher price per share in the transaction although the current offer of $1.50 was fair to Sandata's stockholders from a financial point of view. The special committee concluded, at the suggestion of Brean Murray's representative that it would try and negotiate for a price closer to $1.75 per share in order to obtain a higher price for the stockholders of Sandata. The members of the special committee then asked Brean Murray's representative if it was possible to prepare a modified presentation using a slightly lower discount rate in the discounted cash flow analysis and to exclude the 20% illiquidity discount. The members of the special committee intended to use this modified presentation in order to support its negotiation with the buy-out group for a higher price. Mr. Woodworth agreed to revise Brean Murray's presentation to reduce the discount rate and not apply the illiquidity discount so that the members of the special committee could support its negotiation at a higher price. Mr. Woodworth added that any amount the special committee obtained above $1.50 per share would be inherently fair.

     On August 27, 2002, the special committee met to discuss a strategy of negotiating with the buy-out group to obtain a higher price per share. Brean Murray's representative distributed a presentation to the special committee supporting an increased per-share value. The special committee agreed to begin negotiations at $2.00 per share, but also to accept a counteroffer at $1.75 or higher. Brean Murray's representative noted to the special committee that, in its opinion, the offer of $1.50 should be considered a significant enhancement to stockholder value. The special committee noted that Brean Murray's discounted cash flow analysis presented at this meeting was intentionally inflated by Brean Murray's representative at the request of the special committee in order to provide the committee with leverage to negotiate with Sandata Acquisition Corp. for a higher price per share of Sandata common stock. Brean Murray's discounted cash flow analysis presented at this meeting used a discount rate of 20% instead of 25% and did not include the illiquidity discount of 20%. The foregoing adjustments were made by Brean Murray in its role as an advisor to the special committee and solely for the purposes of the special committee's negotiation with the buy-out group. In addition, Brean Murray's representative noted that the comparable company analysis contained in its August 27 presentation yielded a higher median value than its analysis in the August 20 presentation as a result of fluctuations in the market value of the compared companies at the time the presentation materials were prepared.

     On the same day, a special meeting of the Board of Directors was held at the request of the special committee to respond to the offer by Sandata
Acquisition Corp. to take Sandata private. Legal counsel for the special committee informed the Board that the special committee believed that there was more stockholder value in Sandata than was reflected in the "going private" offer and requested that Brean Murray discuss the financial background to the special committee's conclusion. A representative of Brean Murray presented a brief overview of the transaction and pointed out that Sandata had no recent history of growth, no coverage by financial industry analysts, and has seen little institutional interest in its current or future performance. The representative also noted that Sandata's enterprise value prior to the announcement of the "going private" offer was approximately $4.1 million. Brean Murray's representative proceeded with a summary of the various analyses of Sandata that it had performed. The first, the comparable-companies analysis, included the review of publicly available information about eight companies. All of the selected companies were in the same or similar lines of business as Sandata, but were all larger than Sandata. Based upon this analysis, Brean Murray concluded that the median price in the range of values resulting from this analysis was $2.40, prior to factoring in an applicable discount due to the large percentage of shares held by a single stockholder. The Brean Murray representative then described differing rates of return that would accrue to the acquiring group's members depending on the per-share price of the transaction. Based upon a purchase price of $2.00 per share in the transaction, the investor group would receive an estimated internal rate of return of approximately 27% over a three-year period.

     The Brean Murray representative then described the discounted cash flow analysis, which relied in part on financial projections prepared by Sandata and included a capital-risk component which lead to a discounting of the terminal value derived by Brean Murray. The members of the Board inquired as to Brean Murray's investigation in connection with the financial projections provided by Sandata management. The Board relied on Brean Murray's conclusion that these projections were reasonable, but it did not conduct an independent inquiry to verify their accuracy and completeness. In addition, the Board determined that Brean Murray's reliance on these projections was reasonable. After applying an additional 20% discount because a large percentage of Sandata common stock is held by a single stockholder, Brean Murray indicated that the discounted cash flow analysis yielded a value of $1.91 per share.

     After clarification by the Brean Murray representative and legal counsel to the special committee that Brean Murray was not recommending an offer of $1.91 per share of Sandata common stock, Mr. Brodsky advised the Board that Sandata Acquisition Corp. would increase its offer to $1.91 per share. Mr. Brodsky's decision to increase Sandata Acquisition Corp.'s offer to $1.91 was the result of negotiations with the members of the special committee, Brean Murray's presentation, and the fact that the increased price limited the risk of stockholder litigation regarding the fairness of the price. At no point during this meeting did Brean Murray's representative recommend that Sandata Acquisition Corp. offer $1.91 per share of Sandata common stock. After a brief recess by Messrs. Fish and Bernard, they informed the Board that they considered the $1.91 per share offer a fair price and that, subject to the receipt of a fairness opinion from Brean Murray and the successful negotiation of a definitive agreement, they would recommend a transaction at this price to the Board and Sandata's unaffiliated stockholders.

     On August 30, 2002, Sandata announced that it had accepted an offer from Sandata Acquisition Corp. to take Sandata private pursuant to a transaction whereby Sandata Acquisition Corp. would pay $1.91 per share in cash for each outstanding share of Sandata common stock. The transaction remained subject to the satisfaction of the same conditions contained in Sandata's August 5 announcement.

     On September 2, 2002, a stockholder of Sandata filed a lawsuit in the Delaware Chancery Court against the Company and the members of its Board of Directors. (Eva Seitler v. Sandata Technologies, Inc., Bert E. Brodsky, Ronald
L. Fish, Martin Bernard, Hugh Freund, and Gary Stoller, Civil Action No. 19886-NC). The plaintiff alleges that the defendants breached their fiduciary duties to Sandata and Sandata's public stockholders in connection with Sandata Acquisition Corp.'s proposal to acquire all of the outstanding public shares of Sandata. The plaintiffs also allege, among other things, that the directors serving on the special committee are not independent, and that the merger consideration is inadequate. The complaint seeks certification of the action as a class action, both preliminary and permanent injunctive relief against the proposed transaction, and rescission if it is not enjoined. On September 18, another stockholder of Sandata, Stephen Yetzer, filed a separate lawsuit in the same court, against the same defendants, making substantially identical allegations and seeking substantially identical remedies (Civil Action No. 19903-NC). These actions were consolidated by the Delaware Chancery Court in an order dated October 22, 2002 (Civil Action No. 19886-NC).

     On October 3, 2002, the special committee's legal counsel at Certilman circulated a preliminary draft Merger Agreement on behalf of the special committee to Sandata Acquisition Corp. and indicated that Sandata Acquisition Corp. and its legal counsel, Panza, Maurer & Maynard, P.A. ("Panza Maurer"), should review the agreement and proceed with negotiations. The preliminary draft Merger Agreement generally provided that at the effective time of the merger, Sandata Acquisition Corp. would merge with and into Sandata, and Sandata would continue as the surviving corporation and that each share of Sandata (excluding shares being contributed to Sandata Acquisition Corp. by the Acquisition Group and owned by holders who validly perfect their appraisal rights under Delaware law) would be converted into the right to receive $1.91 in cash.

     Following  circulation  of the  preliminary  draft  Merger  Agreement,  Mr.
Brodsky contacted Messrs. Freund and Stoller and asked each of them if they would be interested in joining Mr. Brodsky in the merger transaction by contributing their shares of Sandata common stock into Sandata Acquisition Corp. prior to the merger. Messrs. Freund and Stoller indicated that they might be interested in pursuing this transaction with Mr. Brodsky, but would need to consider the matter further.

     Later in October, Messrs. Brodsky, Freund and Stoller engaged in further discussions regarding the possibility of having the members of their immediate families who owned Sandata common stock participate in the merger as well. Mr. Brodsky indicated that he was going to discuss this matter with his wife and children and thought they might be interested in taking part in the transaction. Messrs. Freund and Stoller indicated that they would need to discuss this matter in more detail with certain members of their families. Over the course of the next several days, each of Messrs. Brodsky, Freund and Stoller discussed this matter with certain members of their families.

     On October 16, Sandata Acquisition Corp.'s legal counsel at Panza Maurer requested that the Merger Agreement be revised in the following respects:

               - to reflect that Sandata Acquisition Corp. is a corporation formed under the laws of the State of Delaware;

               - to reflect that the merger consideration will be paid from the working capital of Sandata Acquisition Corp. and that there will be no lenders or financing conditions;

               - that Sandata make representations and warranties with respect to (1) its organization, standing and power; (2) its subsidiaries; (3) its capital structure; (4) its authority to engage in the transaction;
          (5) the compliance of its SEC filings during the last three years with all laws and that all of its filings were timely; (6) the accuracy of the information in the proxy statement and in the Schedule 13e-3; (7) the impact of any changes or events in operating its business; (8) the presence of any litigation against Sandata; (9) the compliance with Delaware law of the merger and the Merger Agreement; and (10) the receipt of a fairness opinion from Sandata's financial advisor;

               - that Sandata Acquisition Corp. will not close on the merger unless Sandata's representations and warranties are true and correct as of the closing date; and

               - that the representations and warranties of either party under the Merger Agreement will not survive beyond the effective time.

     On October 23, 2002, the special committee's legal counsel at Certilman contacted Sandata Acquisition Corp.'s legal counsel at Panza Maurer and indicated that the special committee did not agree to any of the changes requested by Sandata Acquisition Corp. The special committee's legal counsel further informed Sandata Acquisition Corp.'s legal counsel at Panza Maurer that the special committee was requesting additional information regarding the organizational and capital structure of Sandata Acquisition Corp. Between October 23 and October 28, legal counsel at Certilman and Panza Maurer negotiated the final aspects of the Merger Agreement including, the treatment of options held by the members of the Acquisition Group, the timing of the contributions of Sandata common stock and cash to Sandata Acquisition Corp., the financing necessary to consummate the merger and the payment of expenses. The Merger Agreement was ultimately revised to include provisions concerning the following:

               - the cancellation of options to purchase Sandata common stock held by Messrs. Brodsky, Freund and Stoller and members of their immediate families;

               - the capitalization of Sandata Acquisition Corp. and beneficial ownership of Sandata common stock by Messrs. Brodsky, Freund and Stoller and members of their immediate families;

               - the contribution of Sandata common stock to Sandata Acquisition Corp. by Messrs. Brodsky, Freund and Stoller and members of their immediate families;

               - that Messrs. Brodsky, Freund and Stoller will vote, and will cause Sandata Acquisition Corp. and members of their immediate families to vote, all of the Sandata common stock owned by them and it in favor of the merger, that they will not take any action that would prevent Sandata Acquisition Corp. from owning their Sandata common stock and that they would contribute sufficient capital to Sandata Acquisition Corp. to pay the merger consideration; and

               - that Messrs. Brodsky, Freund and Stoller will pay Sandata's expenses in connection with the merger in the event the transaction is terminated for reasons other than Sandata's failure to satisfy a condition.

     In late October, Messrs. Brodsky, Freund and Stoller met to discuss the specific terms of each of their participation in Sandata Acquisition Corp. and the merger transaction in greater detail. Messrs. Brodsky, Freund and Stoller discussed, among other things, the funds needed to effect the transaction, how these funds would be contributed and how these contributions would affect each of their percentage ownership in Sandata Acquisition Corp. Messrs. Brodsky, Freund and Stoller determined that the funds would be contributed in cash by Mr. Brodsky and/or his designees and that the ownership structure in Sandata Acquisition Corp. of each of Messrs. Brodsky, Freund and Stoller would be pro-rata based on their ownership in Sandata at the time of the contribution, except that additional shares of Sandata Acquisition Corp. would be distributed in consideration for the capital investment used to finance the merger transaction. It was agreed that the valuation of the shares being issued in exchange for the capital investment would be based on the $2.21 per share consideration to be paid to the unaffiliated stockholders of Sandata. Ultimately, each of Messrs. Brodsky, Freund and Stoller executed the Merger Agreement, effective October 28, 2002.

     On October 28, 2002, a meeting of the special committee was held with representatives of Brean Murray and Certilman present. Counsel to the special committee first discussed the terms of the indemnification agreements he had prepared on behalf of the members of the special committee. The special committee's legal counsel also presented the Merger Agreement to the members of the committee explaining its material terms. At this meeting, Brean Murray presented to the special committee its financial analysis of the proposed transaction which included a discussion of a discounted cash flow analysis, a comparable company analysis and a comparable transaction valuation model of Sandata. The special committee also engaged in a discussion of a number of factors relative to the proposed merger. Based on Brean Murray's statement regarding the fairness of the proposed merger consideration and subject to the terms and conditions of the Merger Agreement, the special committee unanimously determined that the $1.91 per share merger consideration was fair to the unaffiliated stockholders of Sandata, that the merger is advisable and in the best interests of the unaffiliated stockholders of Sandata, and to recommend that the Board of Directors and stockholders of Sandata vote to approve the Merger Agreement. In reaching this determination, the special committee relied on and expressly adopted the fairness opinion of Brean Murray that the merger consideration to be received by Sandata's stockholders is fair, from a financial point of view, and adopted the analyses set forth in the report of Brean Murray presented to the special committee and attached as Appendix C-1 to this proxy statement.

     On the same day, a special meeting of the Board of Directors was held at the request of the special committee in order for the full board to receive the recommendation of the special committee and to vote upon the Merger Agreement. Counsel to the special committee first discussed execution of the new indemnification agreements with the members of the Board to which no one objected. The special committee's counsel then presented the Merger Agreement to the full Board, in the form previously approved by the special committee. The special committee's legal counsel explained the material terms of the Merger Agreement to the Board and then indicated that the special committee, based upon the fairness opinion from Brean Murray and in light of and subject to the terms and conditions set forth in the Merger Agreement, had determined that the merger consideration is fair to the unaffiliated stockholders of Sandata, and that the merger is advisable and in the best interests of the unaffiliated stockholders of Sandata. At this meeting, a representative of Brean Murray presented to the special committee its financial analysis of the proposed transaction, which included a discussion of a discounted cash flow analysis, a comparable company analysis and a comparable transaction valuation model of Sandata. Following this presentation, Brean Murray's representative delivered to the special committee its opinion that, as of that date and based on and subject to the matters described in the opinion, the merger consideration to be paid by Sandata Acquisition Corp. in connection with the proposed merger transaction was fair, from a financial point of view, to the stockholders of Sandata. The members of the Board also discussed a number of factors relative to the merger. After the discussion the Board of Directors unanimously adopted the following resolutions:

               - that, based on the recommendation and approval of the special committee, the merger consideration is fair to the unaffiliated stockholders of Sandata;

               - that the merger and the Merger Agreement are advisable and in the best interests of the unaffiliated stockholders of Sandata; and

               - that the Merger Agreement is approved and that it be executed and submitted to the stockholders of Sandata for their approval at a special meeting.

     In reaching its determination, the Board of Directors expressly relied upon and adopted the analyses of the special committee. In addition, the Board adopted the analysis of Brean Murray in its presentation to the Board and its conclusion that the merger consideration to be paid to the unaffiliated stockholders of Sandata is fair, from a financial point of view, to such stockholders. The foregoing resolutions were unanimously approved by our Board of Directors, including by a majority of our directors who are not employees of Sandata (namely Messrs. Fish and Bernard).

     On November 4, 2002, the first date on which all of the signature pages to the Merger Agreement were delivered, Sandata issued a press release announcing the execution of the Merger Agreement with Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller.

     In early November, Messrs. Brodsky, Freund and Stoller met with certain members of their respective families to further discuss the terms of the merger transaction in greater detail. The family members of Messrs. Brodsky, Freund and Stoller then indicated that they would be interested in participating in the merger transaction as contemplated by the Merger Agreement, subject to more definitive discussions regarding their respective obligations.

     Later in November, The Bayard Firm, Delaware legal counsel to Sandata and the members of the special committee, contacted counsel to the plaintiffs in the consolidated actions against Sandata and the members of the Board regarding a possible settlement. On November 7, 2002, The Bayard Firm received a letter from plaintiffs' counsel, Beattie & Osborn LLP, indicating that the plaintiffs were willing to settle the actions if the merger consideration was increased to $2.31 per share, if the plaintiffs were entitled to confirmatory discovery and if reasonable attorneys' fees were paid to plaintiffs' counsel. At a meeting with Messrs. Brodsky, Freund and Stoller and counsel for the respective parties to the lawsuit, Mr. Brodsky, on behalf of Sandata Acquisition Corp., indicated that Sandata Acquisition Corp. would increase its offer to $2.21 per share if plaintiffs' counsel could assure that the plaintiffs would agree to settle the lawsuit at that price. Following this meeting, at the request of Sandata Acquisition Corp., representatives from The Bayard Firm, Certilman and Greenberg Traurig LLP, counsel to the members of the Acquisition Group who are directors of Sandata, contacted Beattie & Osborn asking them to send a revised letter lowering their settlement request to $2.21 per share, Sandata's book value. On November 19, 2002, Beattie & Osborn sent a revised letter to The Bayard Firm and Greenberg Traurig indicating the plaintiffs' willingness to settle the actions if the merger consideration was increased to $2.21 per share, if the plaintiffs were entitled to confirmatory discovery and if reasonable attorneys' fees were paid to plaintiffs' counsel. Subsequently, Beattie & Osborn was notified that Sandata Acquisition Corp. had agreed to increase the merger consideration to $2.21 per share, subject to the execution of formal documents. Sandata Acquisition Corp.'s decision to increase the merger consideration to $2.21 per share was based on the settlement negotiations with the plaintiffs and the fact that settling the litigation with the stockholders of Sandata eliminated the risks and costs associated with litigation - in particular the risk that the transaction would not be consummated because of the issuance of an injunction against consummating the transaction or the failure to satisfy the condition under the Merger Agreement that no action be pending which seeks to prohibit consummation of the merger transaction.

     On December 23, 2002, a Memorandum of Understanding was executed between Sandata, Messrs. Brodsky, Freund, Stoller, Fish and Bernard, as defendants, and the plaintiffs in the two lawsuits. Pursuant to the Memorandum of Understanding, Sandata Acquisition Corp. agreed to increase its offer set forth in the Merger Agreement, to $2.21 for each outstanding share of Sandata common stock. The Memorandum of Understanding also provides for the parties to the lawsuits to use their best efforts to agree upon, execute, and present to the Delaware Chancery Court a formal Stipulation of Settlement in order to obtain the approval of the Delaware Chancery Court of the settlement and release of the claims in the consolidated actions. The parties agreed that the Stipulation of Settlement will provide, among other things, (i) that Sandata Acquisition Corp. will increase its offer contained in the Merger Agreement to $2.21 per share of Sandata common stock and (ii) for a complete release and settlement of all claims against Sandata, the members of its Board, Sandata Acquisition Corp. and, among others, their respective predecessors, successors, assignees, parents and subsidiaries, which have been, or could have been, asserted relating to Sandata Acquisition Corp.'s proposal. The Memorandum of Understanding further provides that the parties to the consolidated actions will petition the Delaware Chancery Court for final certification of a non-opt out class defined as all holders of Sandata common stock as of August 5, 2002, through and including the closing date of the Merger Agreement. The settlement contemplated by the Memorandum of Understanding is subject to the execution of a formal Stipulation of Settlement, the consummation of the merger transaction with Sandata Acquisition Corp. for $2.21 per share of Sandata common stock, final approval of the Delaware Chancery Court of the settlement, including certification of the class, and the dismissal of the consolidated actions by the Delaware Chancery Court. The Memorandum of Understanding also provides that, subject to approval of the Delaware Chancery Court, none of the defendants will object to an application by plaintiff's counsel for attorneys' fees and expenses in an amount not to exceed $60,000.

     On January 16, 2003, the special committee met to discuss the proposed Stipulation of Settlement and amendment to the Merger Agreement. The members of the special committee discussed with its legal counsel the background of the settlement which led to the execution of the Memorandum of Understanding and the proposed Stipulation of Settlement, the general provisions of the Stipulation of Settlement and the amendment to the Merger Agreement. The members of the special committee noted that the plaintiffs in the lawsuits against Sandata and the members of the Board of Directors were represented by independent legal counsel who negotiated for an increase in the merger consideration from $1.91 to $2.21 per share of Sandata common stock. The members of the special committee also noted that Brean Murray's fairness opinion, that the merger consideration of $1.91 per share of Sandata common stock under the Merger Agreement, prior to the amendment increasing the merger consideration, is fair, from a financial point of view, to the stockholders of Sandata, had not been withdrawn by Brean Murray. At the end of this meeting, the members of the special committee unanimously determined to recommend that the Board of Directors enter into the Stipulation of Settlement which provides for an increase in the merger consideration to $2.21 per share of Sandata common stock. The special committee also unanimously determined that the amended merger consideration of $2.21 is fair to the unaffiliated stockholders of Sandata, and recommended to our Board of Directors that, subject to the execution of the Stipulation of Settlement, it approve the amendment and recommend to the unaffiliated stockholders of Sandata that they approve the amendment.

     On the same date, the Board of Directors met to receive the recommendations of the special committee. The members of the Board, based upon the recommendations of the special committee that Sandata enter into the Stipulation of Settlement and that the amendment to the Merger Agreement to increase the merger consideration to $2.21 per share of Sandata common stock is fair to the unaffiliated stockholders of Sandata, unanimously determined that the Stipulation of Settlement be executed by Sandata and that, subject to its execution, the Merger Agreement be amended to increase the merger consideration to $2.21 per share of Sandata common stock and that the merger consideration, as amended, is fair to, and the merger is advisable and in the best interests of the unaffiliated stockholders of Sandata. In addition to the special committee's recommendation, the Board noted that Sandata Acquisition Corp.'s acceptance of the plaintiffs' settlement offer of $2.21 per share was a $0.30 additional benefit each stockholder would be entitled to receive in the transaction above the original merger consideration offered of $1.91 per share. Entering into the Stipulation of Settlement would increase the likelihood that the transaction would be consummated and provide the stockholders with a fair price for each share of their Sandata common stock.

     Shortly after the Board approved the amendment to the Merger Agreement, Messrs. Brodsky, Freund and Stoller met to discuss their obligations under the Merger Agreement. After an additional meeting with all of the members of the Acquisition Group, the members of the Acquisition Group verbally agreed that, after the effective time of the merger, each of them would own the same pro rata interest in the surviving corporation as they owned immediately prior to their contribution of their Sandata common stock to Sandata Acquisition Corp. In addition, Mr. Brodsky's children verbally agreed to contribute an aggregate of $1,494,310 to the capital of Sandata Acquisition Corp., increasing their ownership therein pro rata based upon their additional contributions.


     On January 27, 2003, Sandata, the members of its Board of Directors and the plaintiffs in the consolidated actions entered into a Stipulation of Settlement in connection with this action. The Stipulation of Settlement provides generally for the dismissal of the consolidated action and release of any and all causes of action or claims, among other things, that any of the plaintiffs or members of the class have against any defendant or their affiliates, including, among others, any of their associates, officers, directors, attorneys, investment bankers, investment advisors and valuation experts, including Sandata Acquisition Corp. and Brean Murray, among others, arising out of any of the proposals to take Sandata private, the merger, the Merger Agreement, the transactions contemplated thereby, the negotiation thereof, and any public filings or statements by the defendants contained in any of the above. In consideration for the dismissal of the consolidated action and release of all causes of action and claims, Sandata Acquisition Corp. agreed to increase the merger consideration from $1.91 to $2.21 per share of Sandata common stock. The Stipulation of Settlement further provides that the consolidated action will be maintained as a class action by the plaintiffs, without the right of any of the members of the class to opt out. The parties agreed to file the Stipulation of Settlement with the Delaware Chancery Court as soon as practicable. Sandata agreed to mail notice to the members of the class who were stockholders of record at any time from August 5, 2002, through the date of the merger. The defendants in the consolidated action also agreed not to oppose an application to the Delaware Chancery Court for attorneys' fees and expenses not to exceed $60,000. If the Delaware Chancery Court approves the settlement, the parties agreed to move the court for an Order and Final Judgment (i) approving the settlement as fair, reasonable, adequate and in the best interests of the class and directing consummation of the settlement in accordance with its terms, (ii) formally certifying the class, (iii) dismissing the consolidated action with prejudice as against the plaintiffs and all members of the class, (iv) permanently barring and enjoining the members of the class from instituting any action or other proceeding in any court in any jurisdiction that in any way relates to the settled claims, (v) authorizing plaintiffs' counsel to execute a release of settled claims on behalf of the members of the class, (vi) awarding plaintiffs' counsel such fees and expenses as the court deems appropriate and
(vii) reserving jurisdiction over all matters relating to the administration and consummation of the settlement. The Stipulation of Settlement is subject to final approval of the settlement by the Delaware Chancery Court of which there can be no assurances. The decision by the Board to enter into the Stipulation of Settlement was motivated by its determination that the merger consideration, as amended, is advisable and in the best interests of the unaffiliated stockholders of Sandata. The Board also considered the fact that settling the litigation eliminated the risk that the transaction would not be consummated and the unaffiliated stockholders would not receive any merger consideration.



     On January 27, 2003, the Stipulation of Settlement was filed with the Delaware Chancery Court. The parties to the lawsuit anticipate that a hearing with the Delaware Chancery Court will occur as soon as practicable after consummation of the merger transaction.


     On January 28, 2003, Sandata issued a press release announcing that it had executed the Stipulation of Settlement and subsequently amended the Merger Agreement to increase the merger consideration from $1.91 to $2.21 per share of Sandata common stock.


     On April 15, 2003, Sandata, Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller executed a Second Amendment to the Merger Agreement. The amendment changes the last date on which the closing of the merger can occur from April 15, 2003 to August 15, 2003.


Opinion of Brean Murray


     In connection with the merger, the special committee engaged Brean Murray as its financial advisor to render an opinion as to the fairness to our public stockholders, from a financial point of view, of the merger consideration. The factors considered by the special committee in selecting Brean Murray to render the fairness opinion included Brean Murray's expertise and experience in valuing companies comparable in size to Sandata, Brean Murray's ability to meet the special committee's needs as to time, the lack of any prior relationship between Brean Murray and Sandata or any of its affiliates, and the structure and amount of Brean Murray's fee to render the opinion. According to Brean Murray, while the fairness opinion does not distinguish between the affiliated and unaffiliated stockholders of Sandata, the opinion does indicate that the merger consideration is fair to the unaffiliated stockholders, from a financial point of view, because although the merger consideration is the same for all stockholders, the fairness opinion takes into account that a majority of Sandata's common stock is beneficially owned by Sandata Acquisition Corp. and the members of the Acquisition Group by presuming that this majority position would preclude additional offers to purchase Sandata.


     Neither we, nor the special committee, imposed any limitations on the scope of Brean Murray's investigation or the procedures to be followed by Brean Murray in rendering its opinion. The Brean Murray opinion was for the use and benefit of the special committee in connection with its consideration of the merger and was not intended to be and does not constitute a recommendation to any of our stockholders as to how such stockholder should vote with respect to the merger. Brean Murray was not requested to opine as to, and its opinion does not address, our underlying business decision to effect the merger, nor did Brean Murray recommend the amount of merger consideration to be paid in connection with the merger. Further, Brean Murray was not asked to consider, and its opinion does not address, the relative merits of the merger as compared to any alternative business strategy that might exist for us.

     The full text of the written opinion of Brean Murray, dated October 28, 2002, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with that opinion, is attached to this proxy statement as Appendix B and is incorporated herein by reference. Sandata stockholders are urged to, and should, read the Brean Murray opinion carefully. The Brean Murray opinion was provided for the information of the special committee in its evaluation of the merger, and the Brean Murray opinion is not intended to be, nor does it constitute, a recommendation as to how any holder of shares should vote with respect to the merger.

     The following paragraphs summarize the financial and comparative analyses performed by Brean Murray in connection with its opinion. The summary does not represent a complete description of the analyses performed by Brean Murray and is qualified in its entirety by reference to the full text of such opinion.

     In arriving at its opinion, Brean Murray (a) reviewed publicly available historical financial and operating data concerning Sandata, including the Annual Reports on Form 10-KSB for the fiscal years ended May 31, 2000, May 31, 2001, and May 31, 2002; and the Quarterly Report on Form 10-QSB for the period ended August 31, 2002; (b) reviewed projected financial information prepared by Sandata management; (c) reviewed publicly available information concerning the company; (d) conducted discussions with Sandata senior management concerning the company's business prospects and historical financial results and projected financial information; (e) reviewed the Merger Agreement dated October 28, 2002; and (f) performed various financial analyses of the company, as Brean Murray deemed appropriate.

     In arriving at its opinion, Brean Murray assumed and relied on the accuracy and completeness of the financial information the company provided and other information used by Brean Murray without assuming any responsibility for independent verification of such information. Brean Murray further relied on the assurances of management that they were not aware of any facts that would make the information provided inaccurate or misleading. With respect to the financial projections, Brean Murray assumed that the projections were prepared in good faith in accordance with industry practice on a basis reflecting the best currently available estimates and judgments of Sandata's management as to Sandata's future financial performance. In arriving at its opinion, Brean Murray did not conduct any physical inspection of the properties or facilities of the company, did not make any evaluations or appraisals of the assets or liabilities, and was not presented with any appraisals. The Brean Murray opinion was necessarily based on financial, economic, market and other conditions as they existed on, and could be evaluated as of, its date.

     The preparation of an opinion as to the fairness of the merger consideration, from a financial point of view, involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances; therefore, the opinion is not easily summarized. Furthermore, in arriving at its opinion, Brean Murray did not attribute any particular weight to the analyses or factors considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Brean Murray believes that its analyses must be considered as a whole and that considering any portions of its analyses or any of the factors considered by it, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Brean Murray opinion. In its analyses, Brean Murray made many assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those estimates. Additionally, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold. Accordingly, the analyses and estimates are inherently subject to substantial uncertainty.

     The following is a summary of the material financial analyses performed and presented by Brean Murray to the special committee on October 28, 2002.

     In connection with its opinion, Brean Murray performed certain financial and comparative analyses. Brean Murray considered several methods to evaluate the fairness of the merger consideration. These methods included (a) a public company trading analysis; (b) an analysis of premiums paid in this transaction compared to average premiums paid; and (c) a discounted cash flow valuation analysis. Brean Murray utilized a two-year financial forecast provided by management and extrapolated a third projected year with Sandata's approval (the "Projections"). These analyses were considered relevant to a financial review of the terms of the Merger Agreement and the strategic alternatives available to Sandata. The material analyses and their findings are summarized below.

     PUBLIC COMPARABLE COMPANY ANALYSIS. Brean Murray reviewed publicly available financial and stock market information relating to seven selected companies in lines of business believed to be relatively similar to Sandata. The companies selected were Creative Computer Applications, Inc., Health Management Systems, Inc., Intervoice-Brite, Inc., LanVision System, Inc., Allscripts Healthcare Solutions, Inc., Quality Systems, Inc. and TriZetto Group, Inc. The companies selected were in the healthcare software solutions business and related industries, however, it was noted that there were no public companies with precisely the same mix of business or financial composition as Sandata. The following table summarizes selected data reviewed as part of Brean Murray's analysis. Projections for 2002 are based on estimates of First Call Corporation, a data service that monitors and publishes compilations of earnings estimates produced by selected research analysts regarding companies of interest to investors, for the selected companies and management estimates for Sandata.

                                    High            Low            Median         Sandata
Price / LTM Earnings                27.4 x          7.3 x          21.6 x         16.0 x
Price / 2003 Earnings               23.8 x          8.3 x          18.0 x         11.7 x
Equity Value / Book Value            2.9 x          0.9 x           1.3 x          0.9 x
Enterprise Value / LTM Revenue       2.0 x          0.3 x           0.8 x          0.5 x
Enterprise Value / LTM EBITDA        9.3 x          2.7 x           7.2 x          2.6 x
Enterprise Value / LTM EBIT         10.5 x          4.4 x           8.8 x          9.7 x

Notes:
Enterprise Value = market value of equity plus net debt.
LTM = Last twelve months.
EBITDA = earnings before interest, taxes, depreciation and amortization.
EBIT = earnings before interest and taxes. 2003 Sandata earnings multiple based on the 12 months ended 5/31/03. Outliers are excluded.

     Applying the median multiples and a Majority Owner Discount of 20% to Sandata's financial results, Brean Murray derived an equity value range of $2.06 to $2.92 per diluted share and a median value of $2.10. Brean Murray advised that the Majority Owner Discount is appropriate when one or more institutions or individuals own a substantial percentage of the diluted shares outstanding (typically greater than 25%). When this occurs, these owners have substantial veto rights to any unfriendly or unwanted purchases of the company with the effect of potentially blocking higher bids for a company. Brean Murray advised that in its experience, it has seen Majority Owner Discounts that range from 10% to 40%. Brean Murray noted that the merger consideration of $1.91 was substantially similar to the median value. In particular, Brean Murray noted that, due to Sandata's sub-micro capitalization status, Sandata should not be compared solely against a Public Comparable Company Analysis as these companies were in general much larger and traded more efficiently than the company, and instead should be compared as a whole against all three analyses undertaken herein. In addition, Brean Murray noted that, although the merger consideration of $1.91 per share was substantially similar to the median value, a valuation derived from a mean of multiples from reasonably (but not perfectly) comparable companies would likely yield a wide range of values, the median of which, could easily not equal the offered consideration.

     GOING PRIVATE TRANSACTION ANALYSIS. Brean Murray analyzed the premiums offered in other going private transactions announced between January 1, 2001 and September 4, 2002. Brean Murray's analysis incorporated 11 announced transactions, 2 of which are still pending. Brean Murray compared the share premiums offered in those transactions with the closing prices for each target company's stock prices one day and 4 weeks prior to the deal announcement date, respectively. The following table summarizes selected data reviewed as part of Brean Murray's analysis, including the premium offered to Sandata stockholders.

Premium offered over:                               High          Low            Median        Sandata
                                                    ----          ---            ------        -------
 - closing price 1 day prior to deal announcement   150.0%        1.2%           26.1%         282.0%
 - closing price 4 weeks prior to deal announcement 150.0%        11.3%          33.3%         377.5%

     Brean Murray noted that the premium to be paid to the stockholders of Sandata in the merger is substantially higher then those paid to the other companies analyzed and should be taken as a direct indicator of the state of Sandata as a public entity and that it was not and had not been receiving fair value in the public financial markets. Additionally, in Brean Murray's opinion, the public market was not a true indicator of Sandata's value and there was little chance that Sandata would ever realize a value above Sandata Acquisition Corp.'s offer, which is an important consideration in determining to take a company private.

     DISCOUNTED CASH FLOW ANALYSIS. Brean Murray calculated the diluted per share company value based upon a discounted cash flow analysis of the Projections. Brean Murray calculated the net present value of the future cash flows of Sandata and added the net present value of Sandata's terminal value based on a range of multiples of projected 2005 EBITDA. In conducting this analysis, Brean Murray applied various discount rates and terminal values and determined that a discount rate range of 17.5% to 22.5% and terminal value multiples ranging from 3x to 4x EBITDA were the most appropriate indicators of value. Additionally, Brean Murray applied a 20% majority owner discount to this value (for the reasons discussed above). This analysis indicated a discounted cash flow valuation range of $1.54 per share to $2.35 per share, with a median value of $1.91. Brean Murray noted that the merger consideration of $1.91 was within the indicated range and equal to the median value. Brean Murray advised that the discount rates and terminal value multiples used in the foregoing analysis were based on industry standards which are 8% - 12% and 5x - 15x EBITDA, respectively, for large Blue Chip companies, 10% - 14% and 5x - 12x EBITDA, respectively, for mid-sized, successful companies, and 15% - 30% and 2x
- 4x EBITDA, respectively, for smaller, profitable, illiquid companies similar to Sandata.

     Brean Murray was engaged to render the opinion referred to above because Brean Murray regularly engages in the valuation of businesses and their securities. Brean Murray is an investment bank whose corporate finance activities are focused on small- to middle-market companies. Brean Murray provides a full range of investment banking services to its clients including merger and acquisition advice and services, equity underwritings, private placements of debt and equity and other financial advisory services and valuations.

     In connection with advisory services related to the merger and the issuance of its opinion, Brean Murray has received a fee of $50,000, not including expenses. We agreed to indemnify Brean Murray in connection with any actions arising from the merger, except in the event of Brean Murray's intentional misconduct or negligence in the performance of its duties.

     A copy of the written opinion of Brean Murray is attached as Appendix B to this proxy statement. A copy of the materials prepared by Brean Murray for its presentations are attached as Appendices C-1, C-2 and C-3 to this proxy statement. The opinion is also available for inspection and copying during regular business hours at our principal executive offices by any stockholder of ours or the representative of any stockholder who has been so designated in writing.

Our Forecasts

     In connection with the merger, Sandata's management provided Brean Murray and Sandata Acquisition Corp. with certain non-public business and financial information. The financial information included the financial projections set forth below describe all of the material financial information provided to Brean Murray and Sandata Acquisition Corp. Sandata, as a matter of course, does not publicly disclose forecasts as to future revenues or earnings and such forecasts were not prepared with a view toward public disclosure. In addition, these projections were prepared solely for internal use and not for publication or with a view to complying with the published guidelines of the SEC regarding projections or with guidelines established by the American Institute of Certified Public Accountants for prospective financial statements, and are included in this proxy statement only because they were furnished by our management to Brean Murray and Sandata Acquisition Corp. The financial projections necessarily make many assumptions with respect to industry performance, general business and economic conditions, access to markets and other matters, all of which are inherently subject to significant uncertainties and contingencies and many of which are beyond our control. We cannot predict whether the assumptions made in preparing the financial projections will be accurate, and actual results may be materially higher or lower than those contained in the projections. With the exception of the examination of this prospective financial information by Sandata Acquisition Corp. and Brean Murray in connection with its fairness opinion, neither our independent auditors nor any other independent accountants or financial advisors have compiled, examined or performed any procedures with respect to this prospective financial information, nor have they expressed any opinion or any form of assurance on this information or its achievability, and assume no responsibility for, and disclaim any association with, the projection of financial information.

     The inclusion of the forecasts contained herein should not be regarded as an indication that the special committee, the Board of Directors, Sandata, Sandata Acquisition Corp. or any of their respective financial advisors considered the following Sandata forecasts to be a reliable prediction of future events and these forecasts should not be relied upon as such. To the extent Sandata forecasts represent management's best estimate of possible future performance, such estimate is made only as of the date of such forecasts and is not made as of any later date, and stockholders should take this into account when evaluating any factors or analyses based on the Sandata forecasts. Both the special committee and the Board of Directors inquired as to Brean Murray's due diligence in connection with the projections provided by Sandata's management and relied on Brean Murray's conclusion that these projections were reasonable, but neither conducted an independent inquiry to verify their accuracy and completeness. In addition, both the special committee and the Board determined that Brean Murray's reliance on these projections was reasonable.

SANDATA TECHNOLOGIES INC.
PROJECTED BALANCE SHEETS

                        (Unaudited)

                                                                                      May 31,
                                                                            -----------------------
                                                                               2003        2004
                                                                            ----------- -----------

                          ASSETS

CURRENT ASSETS

                                                                              $            $
  Cash and cash equivalents                                                      30       1,263

  Accounts  receivable                                                        2,010       2,111

  Receivables from affiliates                                                   280         280

  Inventories                                                                    45          45

  Prepaid expenses and other current assets                                     417         417

  Deferred income taxes                                                         383         383
                                                                            -------     -------

TOTAL CURRENT ASSETS                                                          3,165       4,499
                                                                            -------     -------
FIXED ASSETS, NET
                                                                              6,312       5,592

DEFERRED INCOME TAXES                                                            95          95
OTHER ASSETS

  Notes receivable                                                               25          25

  Due from officer                                                            1,569       1,569
  Cash surrender value of officer's life insurance

             security deposits and other assets                               1,106       1,106
                                                                             ------     -------

  TOTAL OTHER ASSETS                                                          2,700       2,700
                                                                             ------     -------
TOTAL ASSETS                                                                   $           $
                                                                             12,272      12,886
                                                                            =======     =======

           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
                                                                               $           $
  Accounts payable and accrued expenses                                       1,606       1,676

  Deferred/unearned revenue                                                       4           -

  Deferred income                                                                20           -
                                                                             -------    -------

TOTAL CURRENT LIABILITIES                                                     1,630       1,676

LONG TERM DEBT                                                                4,500       4,500
                                                                            --------    -------

TOTAL LIABILITIES                                                             6,130       6,176
                                                                            --------    --------
SHAREHOLDERS' EQUITY

  Common stock                                                                    1           1

  Additional Paid in Capital                                                  5,701       5,701

  Retained Earnings                                                             440       1,008
                                                                              ------     ------

TOTAL SHAREHOLDERS' EQUITY                                                    6,142       6,710
                                                                              ------     ------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                     $           $
                                                                             12,272      12,886
                                                                             =======    =======


NOTE: All amounts rounded to nearest thousand.



SANDATA TECHNOLOGIES INC.

PROJECTED STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                                   For the years ended
---------------------------------------------------------------------------------------

                                                                    May 31,
                                            --------------------------------------------------------
                                                                       2003                    2004
                                            -------------------------------- -----------------------

REVENUES
    Service fees                                                   $ 14,680                $ 15,414
    Other income                                                        283                     317
    Interest income                                                      48                      52
                                            -------------------------------- -----------------------
TOTAL REVENUES                                                       15,011                  15,783
                                            -------------------------------- -----------------------
COST AND EXPENSES
    Operating                                                         7,628                   7,845
    Selling, general and administrative                               4,867                   5,014
    Depreciation and amortization                                     1,828                   2,108
    Interest expense                                                    248                     248
                                            -------------------------------- -----------------------
  TOTAL COSTS AND EXPENSES                                           14,571                  15,215
                                            -------------------------------- -----------------------
  EARNINGS FROM OPERATIONS
        BEFORE INCOME TAXES                                             440                     568
                                            -------------------------------- -----------------------
    Income tax expense                                                    -                       -
                                            -------------------------------- -----------------------
  NET EARNINGS                                                      $   440                 $   568
                                            ================================ =======================

NOTE: All amounts rounded to nearest thousand.


SANDATA TECHNOLOGIES INC.
  PROJECTED STATEMENT OF CASH FLOWS


                                       (Unaudited)
-------------------------------------------------------------------------------------------

                                                             For the years ended May 31,
                                                            -------------------------------
                                                                         2003         2004
                                                            ------------------ ------------

CASH FLOWS FROM OPERATING ACTIVITIES

  Net income                                                             $440         $568
                                                            ------------------ ------------

  Adjustments to reconcile net earnings to net cash provided by (used in) operating activities

      Depreciation and amortization                                     1,828        2,108
      (Increase) decrease in assets:

        Accounts  receivable                                              (52)        (101)

        Receivables from affiliates                                         -            -

        Inventories                                                         -            -

        Prepaid expenses and other current assets                           -            -

        Deferred income taxes                                               -            -

        Accounts payable and accrued expenses                          (2,311)          70

        Deferred/unearned revenue                                         (12)          (4)

        Deferred income                                                  (105)         (20)
                                                            ------------------ ------------


  TOTAL ADJUSTMENTS                                                     (652)        2,053
                                                            ------------------ ------------


  NET CASH PROVIDED BY  OPERATING ACTIVITIES                            (212)        2,621
                                                            ------------------ ------------

CASH FLOWS USED IN INVESTING ACTIVITIES

  Purchases of fixed assets                                           (1,388)       (1,388)
                                                            ------------------ ------------


  NET CASH  (USED IN) INVESTING ACTIVITIES                            (1,388)       (1,388)
                                                            ------------------ ------------

CASH FLOWS FROM FINANCING ACTIVITIES

  Principal repayments on notes payable                                   -            -
                                                            ------------------ ------------

NET CASH PROVIDED BY (USED IN)  FINANCING

ACTIVITIES                                                                -            -
                                                            ------------------ ------------

NET INCREASE (DECREASE) IN CASH AND

EQUIVALENTS                                                           (1,600)        1,233


CASH AND CASH EQUIVALENTS - Beginning                                  1,630            30
-------------------------
                                                            ------------------ ------------


CASH AND CASH EQUIVALENTS - Ending                                        30         1,263
-------------------------
                                                            ================== ============




NOTE: All amounts rounded to nearest thousand.







         SANDATA TECHNOLOGIES INC.

         PROJECTED FINANCIAL STATEMENT ASSUMPTIONS

                                            (Unaudited)
-------- ----------------------------------------------------------------------


The following is a summary of the assumptions made for the projected Balance Sheet and the Statement of Operations projections for the fiscal year ending May 31, 2003:

   1 No revenues or expenses for Sandatanet consulting are included in the projection.*

   2 Payroll expense was calculated using the month of April 02 and annualizing it.

   3 Prepaid expenses, inventories, deferred income taxes, cash surrender value on officers life insurance will remain relatively flat over the periods.

   4 Capital expenditures will be approximately $1.388M a year, including capitalized software of $1.148M per year.

   5 Fixed assets and capitalized software were depreciated on a straight line basis using the half year convention over a five year life.

   6     Accounts receivable will be collected in 60 days

   7     Accounts payable will be paid in 40 days.

     *The foregoing financial projections provided by Sandata management to Brean Murray and Sandata Acquisition Corp. did not include any revenues or expenses for Sandatanet consulting because, at the time these projections were prepared, Sandata was considering eliminating this service. For the fiscal years ended May 31, 2002 and May 31, 2001, Sandatanet's Revenues were $2,163,400 and $907,900, respectively, and Expenses were $2,664,700 and $1,654,400, respectively. In early January 2003, Sandata shut down its Sandatanet consulting services. The following is a summary of the assumptions made for the projected Balance Sheet and Statement of Operations projection for the fiscal year ending May 31, 2004.

  1-7    See above.

   8     Revenues increased 5% per year.

   9 Expenses increased 3% per year, with the exception of telephone expenses which increased 2% per year.

Stockholder Litigation

     On September 2, 2002, a stockholder of Sandata filed a lawsuit in the Delaware Chancery Court against the Company and the members of its Board of Directors. (Eva Seitler v. Sandata Technologies, Inc., Bert E. Brodsky, Ronald
L. Fish, Martin Bernard, Hugh Freund, and Gary Stoller, Civil Action No. 19886-NC). The plaintiff alleges that the defendants breached their fiduciary duties to Sandata and Sandata's public stockholders in connection with Sandata Acquisition Corp.'s proposal to acquire all of the outstanding public shares of Sandata. The plaintiffs also allege, among other things, that the directors serving on the special committee are not independent, and that the merger consideration is inadequate. The complaint seeks certification of the action as a class action, both preliminary and permanent injunctive relief against the proposed transaction, and rescission if it is not enjoined. On September 18, another stockholder of Sandata, Stephen Yetzer, filed a separate lawsuit in the same court, against the same defendants, making substantially identical allegations and seeking substantially identical remedies (Civil Action No. 19903-NC). These actions were consolidated by the Delaware Chancery Court in an order dated October 22, 2002 (Civil Action No. 19886-NC).

     On December 23, 2002, the Company entered into a Memorandum of Understanding among the Company, the members of its Board of Directors and the plaintiffs in these actions. Pursuant to the Memorandum, Sandata Acquisition Corp. agreed to increase its offer set forth in the Merger Agreement to $2.21 for each outstanding share of Sandata common stock. The Memorandum also provides for the parties to the lawsuits to use their best efforts to agree upon, execute, and present to the Court a formal Stipulation of Settlement in order to obtain the approval of the Court of the settlement and release of the claims in the consolidated actions. The parties agreed that the Stipulation of Settlement will provide, among other things, (i) that Sandata Acquisition Corp. will increase its offer contained in the Merger Agreement to $2.21 per share of Sandata common stock and (ii) for a complete release and settlement of all claims against Sandata, the members of its Board, Sandata Acquisition Corp. and their respective predecessors, successors, assignees, parents, subsidiaries, counsel, accountants, attorneys, affiliates, agents and representatives, including without limitation, investment banks or bankers or commercial banks and any past, present, or future officers, directors, or employees of defendants and their predecessors, successors, assignees, parents, subsidiaries, counsel, accountants, attorneys, affiliates, agents and representatives, which have been, or could have been, asserted relating to Sandata Acquisition Corp.'s proposal. The Memorandum further provides that the parties to the consolidated actions will petition the Court for final certification of a non-opt out class defined as all holders of Sandata common stock as of August 5, 2002, through and including the closing date of the Merger Agreement. The settlement contemplated by the Memorandum is subject to the execution of a formal Stipulation of Settlement, the consummation of the merger transaction with Sandata Acquisition Corp. for $2.21 per share of Sandata common stock, final approval of the Court of the settlement, including certification of a class, and the dismissal of the consolidated actions by the Court. The Memorandum also provides that, subject to approval of the Court, none of the defendants will object to an application by plaintiff's counsel for attorneys' fees and expenses in an amount not to exceed $60,000. Sandata and the individual director defendants deny liability and intend to vigorously defend themselves in the event that the proposed settlement is not approved.

     On January 27, 2003, Sandata, the members of its Board of Directors and the plaintiffs in the consolidated actions entered into a Stipulation of Settlement in connection with this action. The Stipulation of Settlement provides generally for the dismissal of the consolidated actions and release of any and all causes of action or claims, among other things, that any of the plaintiffs or members of the class have against any defendant or their affiliates, including, among others, any of their associates, officers, directors, attorneys, investment bankers, investment advisors and valuation experts, including Sandata Acquisition Corp. and Brean Murray, among others, arising out of any of the proposals to take Sandata private, the merger, the Merger Agreement, the transactions contemplated thereby, the negotiation thereof, and any public filings or statements by the defendants contained in any of the above. In consideration for the dismissal of the consolidated action and release of all causes of action and claims, Sandata Acquisition Corp. agreed to increase the merger consideration from $1.91 to $2.21 per share of Sandata common stock. The Stipulation of Settlement further provides that the consolidated action will be maintained as a class action by the plaintiffs, without the right of any of the members of the class to opt out. The parties agreed to file the Stipulation of Settlement with the Delaware Chancery Court as soon as practicable. Sandata agreed to mail notice to the members of the class who were stockholders of record at any time from August 5, 2002, through the date of the merger. The defendants to the consolidated action also agreed not to oppose an application by the plaintiffs to the Delaware Chancery Court for attorneys' fees and expenses not to exceed $60,000. If the Delaware Chancery Court approves the settlement, the parties agreed to move the court for an Order and Final Judgment
(i) approving the settlement as fair, reasonable, adequate and in the best interests of the class and directing consummation of the settlement in accordance with its terms, (ii) formally certifying the class, (iii) dismissing the consolidated action with prejudice as against the plaintiffs and all members of the class, (iv) permanently barring and enjoining the members of the class from instituting any action or other proceeding in any court in any jurisdiction that in any way relates to the settled claims, (v) authorizing plaintiffs' counsel to execute a release of settled claims on behalf of the members of the class, (vi) awarding plaintiffs' counsel such fees and expenses as the court deems appropriate and (vii) reserving jurisdiction over all matters relating to the administration and consummation of the settlement. The Stipulation of Settlement is subject to final approval of the settlement by the Delaware Chancery Court of which there can be no assurances.


     On January 27, 2003, the Stipulation of Settlement was filed with the Delaware Chancery Court. The parties to the lawsuit anticipate that a hearing with the Delaware Chancery Court will occur as soon as practicable after consummation of the merger transaction.


Recommendation of the Special Committee and the Board of Directors; Fairness of the Merger

     The special committee and the Board of Directors unanimously determined that the terms of the merger and the Merger Agreement are fair to, and in the best interests of, the unaffiliated stockholders of Sandata. The special committee unanimously recommended to the Board of Directors that the Merger Agreement be adopted and approved. In making its recommendation, the special committee considered a number of factors as more fully described above under
"Special Factors - Background of the Merger" and as described below under "Special Factors - Reasons for the Special Committee's Recommendation." The Board of Directors, including a majority of our directors who are not employees of Sandata (namely Messrs. Fish and Bernard), acting in part on the recommendation of the special committee, unanimously determined that the merger and the Merger Agreement are fair to, and in the best interests of the unaffiliated stockholders of Sandata.

Reasons for the Recommendation of the Special Committee

     In recommending adoption and approval of the Merger Agreement to the Board of Directors, the special committee considered a number of factors that it believed supported its recommendation that the merger is substantively fair to the unaffiliated stockholders, including, but not limited to, the following:

               - during the 12-month trading period ended August 30, 2002, the shares closed at a high of $1.61 per share (on January 14, 2002), and at a low of $0.31 per share (on July 29, 2002), which makes it unlikely that stockholders could receive a higher price in the market for their shares;

               - the merger consideration represents a 138% premium over the average price of Sandata's common stock on the Nasdaq SmallCap Market for the 12-month period ended August 2, 2002 (the last trading day before our August 5, 2002 announcement that we had received an offer from Sandata Acquisition Corp.); a 342% premium over the reported closing price of Sandata shares on August 2, 2002; and a 452.5% premium over the reported closing price approximately four weeks prior to our announcement;

               - the historical trading activity of our common stock, which during the 24-month period ended August 2, 2002 closed at an average price of $1.04 per share, and the fact that the average daily trading volume of our common stock for the 12-month period ended August 31, 2002 was only 1,340 shares per day, making it unlikely that we can issue new equity because investors would be uninterested in purchasing additional securities in a market in which our existing securities trade on a limited basis. Consequently, it is unlikely that Sandata could negotiate a public or private equity offering on terms favorable to the Company and any such offering would likely be at a low valuation and could have a dilutive effect on Sandata's existing equity. Sandata's inability to obtain financing on favorable terms could impair its ability to finance future growth;

               - the market value of the public float for our common stock was approximately $332,604 as of August 2, 2002, and we have only limited prospects for creating institutional interest in our stock or coverage by analysts, thereby making it difficult to attract new investor interest;

               - despite its authority to solicit, negotiate and accept unaffiliated third party offers, since the special committee never received an alternate proposal from an unaffiliated third-party either prior to, or after, the August 5, 2002 public announcement of Sandata Acquisition Corp.'s offer to take Sandata private, the members of the committee believe that such an offer was unlikely.


               - Although at the advice of Brean Murray the special committee did not solicit offers from unaffiliated third parties, the special committee believes that the transaction is fair to the unaffiliated stockholders of Sandata because, in the opinion of the special committee, if a third party viewed the merger consideration as unfair they might have made a competitive offer to engage in a similar transaction with Sandata;


               - the oral presentations of Brean Murray delivered to the special committee on October 28, 2002 and its written opinion delivered to the special committee on October 28, 2002, stating that, as of such date, and based on and subject to the assumptions, limitations and qualifications contained in that opinion, the merger consideration the public stockholders would have had the right to receive under the Merger Agreement, prior to the amendment increasing the merger consideration, is fair, from a financial point of view, to such stockholders;

               - the discounted cash flow analysis performed by Brean Murray resulted in a median price, or going concern value, of $1.91 per share of Sandata and the comparable company analysis resulted in a median value of $2.10 per share, and Brean Murray concluded that the merger consideration under the Merger Agreement, prior to the amendment increasing the merger consideration, was within this range;

               - the Merger Agreement was amended increasing the merger consideration to $2.21 per share of Sandata common stock, a $0.30 increase over the original merger consideration which in the opinion of Brean Murray was fair, from a financial point of view, and which opinion has not been withdrawn;

               - the merger consideration to be paid under the Merger Agreement is not subject to any financing conditions; the special committee believes that Sandata Acquisition Corp. will have sufficient financial resources available to finance the merger;

               - the significant costs of remaining a public company, including the legal, accounting and transfer agent fees and expenses and printing costs necessary to satisfy the reporting obligations of the Securities Exchange Act of 1934, as amended (which were approximately $90,000 in fiscal year ended May 31, 2002), will be largely eliminated if we are a private company; and

               - becoming a private company would allow us to focus on long-term strategic initiatives rather than quarter-to-quarter results.

     In recommending adoption and approval of the Merger Agreement and the merger to the Board of Directors, the special committee considered a number of factors that it believed supported its determination of the procedural fairness of the process under which the merger and the Merger Agreement were negotiated and the procedural fairness of the transaction itself, including, but not limited to, the following:

               - the Board of Directors established a special committee of the Board, consisting of two non-management directors of Sandata who are not materially interested in the merger, to consider, evaluate and negotiate the Merger Agreement;

               - the special committee was delegated powers from the Board of Directors to conduct an independent evaluation of Sandata Acquisition Corp.'s offer, including the retention of independent financial advisors and independent legal advisors;

               - the special committee was granted broad authority to solicit, consider and negotiate the proposed transaction on behalf of Sandata and its unaffiliated stockholders, including the right to consider competitive proposals from unaffiliated third parties;

               - the special committee engaged in negotiations with representatives of Sandata Acquisition Corp. and, as a result of those negotiations, the special committee believed that it received the highest price per share that Sandata Acquisition Corp. is willing to pay;

               -  the  judgment  of  the  special   committee  that  the  merger
          consideration is substantively fair to the unaffiliated stockholders of Sandata for the reasons detailed above;

               - the fact that the plaintiffs in the lawsuits against Sandata and the members of its Board of Directors were represented by independent legal counsel who negotiated to increase the merger consideration from $1.91 to $2.21 per share of Sandata common stock; and

               - the right of any of our public stockholders to exercise his or her appraisal rights under Delaware law if he or she does not believe the merger consideration to be fair.

     The special committee considered certain negative factors relating to the merger, but determined that those factors were outweighed by the benefits of the factors supporting the merger. These negative factors included, but were not limited to, the following:

               - since the members of the Acquisition Group do not have an interest in selling their shares of Sandata, it is unlikely that an offer from an unaffiliated third party could be approved and since the August 5, 2002 announcement of the proposed transaction, Sandata has not received a competing proposal from any unaffiliated third parties;

               - while the merger consideration represents a premium over our historical trading price, which for the 24-month period ended August 2, 2002 closed at an average of $1.04 per share, the stock market has not performed well over the past year, which may contribute to the depressed trading price of our common stock;

               - the merger is not subject to the  approval of a majority of the shares held by the unaffiliated stockholders. In light of this factor, the special committee did consider the rights of dissenting stockholders to seek appraisal of the value of their shares of common stock under Delaware law, the right of the special committee to terminate the Merger Agreement or withdraw its recommendation to the Board of Directors in order to carry out its fiduciary duties, and that the plaintiffs in the lawsuits against Sandata and the members of its Board of Directors were represented by independent legal counsel who successfully negotiated to increase the merger consideration;

               - the unaffiliated stockholders of Sandata will not have the right to participate in our future growth, if any; and

               - the special committee considered the uncertainties associated with any financial analysis, particularly those involving projections of future performance. The special committee recognized that these analyses are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by the analyses and therefore did not consider them to be material factors.

     In consideration of factors in favor of and against the merger, the special committee did not view certain factors to be material in its consideration of the fairness of the merger. These factors included, but are not limited to, the following:


               - the net book value of our assets of $2.21 per share at the time of its fairness determination, because it did not believe that book value represents a fair value of Sandata. Based on the advice of Brean Murray, book value is not an appropriate valuation metric for Sandata because the inherent value of a technology company, such as Sandata, is not generally the balance sheet because, in Brean Murray's experience in valuing technology companies, the book value of a technology company is not typically directly related to the market value of the company's assets, but rather the cash flows generated by the products and services offered by the company;


               - the liquidation value of Sandata's assets, because it believed that the value that could be obtained in liquidation would be less than the value that could be achieved by selling Sandata as a going concern, since Sandata's assets consist primarily of computer hardware and software and goodwill, all of which have little value outside of Sandata's business;

               - the merger may be a taxable event to the unaffiliated stockholders of Sandata; and

               - Brean Murray was not asked to opine to or to consider (i) the underlying business decision to effect the merger, or (ii) the relative merits of the merger as proposed to any alternative business strategy that might exist for the company.


     In making its determinations, the special committee relied on its knowledge of Sandata's business, information provided by Sandata's officers, and the advice of its financial advisor and legal counsel. The special committee also considered all of the foregoing factors both for and against recommending the proposal. Except as disclosed in this proxy statement, the special committee did not consider each factor separately, assign specific weights to such factors or make a determination as to why any factor should be assigned any weight. Although a majority of these factors were generally believed by the special committee to support its decision, certain of such factors were generally believed not to support its decision. With respect to certain of the factors specified, the special committee expressly relied upon and adopted the analyses contained in the presentations of Brean Murray and expressly relied upon and adopted its fairness opinion that the merger consideration the public stockholders would have had the right to receive under the Merger Agreement, prior to the amendment increasing the merger consideration, is fair, from a financial point of view, to our stockholders and the fact that Brean Murray has not withdrawn its opinion since the amendment increasing the merger consideration. While Brean Murray's fairness opinion does not distinguish between the affiliated and unaffiliated stockholders of Sandata, the special committee believes the merger transaction is fair based upon the advice of Brean Murray that the opinion does indicate that the merger consideration is fair to the unaffiliated stockholders, from a financial point of view, because although the merger consideration is the same for all stockholders, the fairness opinion takes into account that a majority of Sandata's common stock is beneficially owned by Sandata Acquisition Corp. and the members of the Acquisition Group by presuming that this majority position would preclude additional offers to purchase Sandata.


     The special committee is comprised of non-management directors of the Board of Directors not affiliated with Sandata Acquisition Corp. or Messrs. Brodsky, Freund, and Stoller, and it was authorized to retain its own legal counsel and an independent financial advisor to assist it in negotiating and assessing the fairness of the transaction. In addition, the special committee was granted broad authority to consider the proposal, including the right to solicit and consider competing offers from unaffiliated third parties. Because of the foregoing, neither the special committee nor the Board considered it necessary to retain an outside party to negotiate on behalf of the unaffiliated stockholders, or to engage counsel or an appraiser to represent the unaffiliated stockholders of Sandata.

     The special committee considered the possibility of rejecting Sandata Acquisition Corp.'s proposal and remaining a public company, however, it opted against this option because, in its opinion, the merger is fair to, and in the best interests of the unaffiliated stockholders of Sandata. In light of the negotiations between the special committee and representatives of Sandata Acquisition Corp., which resulted in an increase in the price per share offered to the unaffiliated stockholders of Sandata, along with additional covenants in the Merger Agreement, the special committee did not pursue any alternative transactions. In addition, because the members of the Acquisition Group had no interest in selling their shares to a third party in the foreseeable future and Brean Murray's advice that soliciting third party offers would probably not result in any offers because of this fact, the special committee did not consider soliciting alternative transactions with third parties.

Reasons for the Recommendation of the Board of Directors

     In recommending that the unaffiliated stockholders of Sandata vote to adopt and approve the Merger Agreement, the Board of Directors considered a number of factors that it believed supported its recommendation that the merger is substantively fair to the unaffiliated stockholders, including, but not limited to, the following:

               - during the 12-month trading period ended August 30, 2002, the shares closed at a high of $1.61 per share (on January 14, 2002), and at a low of $0.31 per share (on July 29, 2002), which makes it unlikely that stockholders could receive a higher price in the market for their shares;

               - the merger consideration represents a 138% premium over the average price of Sandata's common stock on the Nasdaq SmallCap Market for the 12-month period ended August 2, 2002 (the last trading day before our August 5, 2002 announcement that we had received an offer from Sandata Acquisition Corp.); a 342% premium over the reported closing price of Sandata shares on August 2, 2002; and a 452.5% premium over the reported closing price approximately four weeks prior to our announcement;

               - the historical trading activity of our common stock, which during the 24-month period ended August 2, 2002 closed at an average price of $1.04 per share, and the fact that the average daily trading volume of our common stock for the 12-month period ended August 31, 2002 was only 1,340 shares per day, making it unlikely that we can issue new equity because investors would be uninterested in purchasing additional securities in a market in which our existing securities trade on a limited basis. Consequently, it is unlikely that Sandata could negotiate a public or private equity offering on terms favorable to the Company and any such offering would likely be at a low valuation and could have a dilutive effect on Sandata's existing equity. Sandata's inability to obtain financing on favorable terms could impair its ability to finance future growth;

               - the market value of the public float for our common stock was approximately $332,604 as of August 2, 2002, and we have only limited prospects for creating institutional interest in our stock or coverage by analysts, thereby making it difficult to attract new investor interest;

               - the special committee retained Brean Murray, an investment bank that regularly engages in the valuation of businesses and their securities, to advise it as to the fairness, from a financial point of view, of the merger consideration, and Brean Murray concluded that, subject to the considerations and limitations set forth in its opinion, the merger consideration the public stockholders would have had the right to receive under the Merger Agreement, prior to the amendment increasing the merger consideration, is fair, from a financial point of view, to the stockholders of Sandata;

               - the discounted cash flow analysis performed by Brean Murray resulted in a median price, or going concern value, of $1.91 per share of Sandata and the comparable company analysis resulted in a median value of $2.10 per share, and Brean Murray concluded that the merger consideration under the Merger Agreement, prior to the amendment increasing the merger consideration, was within this range;

               - the Merger Agreement was amended increasing the merger consideration to $2.21 per share of Sandata common stock, a $0.30 increase over the original merger consideration, which Brean Murray determined was fair and Brean Murray has not withdrawn its opinion;

               - the merger consideration to be paid under the Merger Agreement is not subject to any financing conditions; the Board believes that Sandata Acquisition Corp. will have sufficient financial resources available to finance the merger;

               - the significant costs of remaining a public company, including the legal, accounting and transfer agent fees and expenses and printing costs necessary to satisfy the reporting obligations of the Securities Exchange Act of 1934, as amended (which were approximately $90,000 in fiscal year ended May 31, 2002), will be largely eliminated if we are a private company; and

               -  becoming a private  company  would  allow  Sandata to focus on
          long-term   strategic   initiatives  rather  than   quarter-to-quarter
          results.

     In recommending that the unaffiliated stockholders of Sandata vote to adopt and approve the Merger Agreement, the Board of Directors considered a number of factors that it believed supported its determination of the procedural fairness of the process under which the merger and the Merger Agreement were negotiated and the procedural fairness of the transaction itself, including, but not limited to, the following:

               - the Board of Directors established a special committee of the Board, consisting of two non-management directors of Sandata who are not materially interested in the merger, to consider, evaluate and negotiate the Merger Agreement;

               - the special committee was delegated powers from the Board of Directors to conduct an independent evaluation of Sandata Acquisition Corp.'s offer, including the retention of independent financial advisors and independent legal advisors;

               - the special committee was granted broad authority to solicit, consider and negotiate the proposed transaction on behalf of Sandata and its unaffiliated stockholders, including the right to consider competitive proposals from unaffiliated third parties;

               - the special committee engaged in negotiations with representatives of Sandata Acquisition Corp. and, as a result of those negotiations, the special committee believed that it received the highest price per share that Sandata Acquisition Corp. is willing to pay;

               -  the  judgment  of  the  special   committee  that  the  merger
          consideration is fair to the unaffiliated stockholders of Sandata for the reasons detailed above;

               - the fact that the plaintiffs in the lawsuits against Sandata and the members of its Board of Directors were represented by independent legal counsel who negotiated to increase the merger consideration from $1.91 to $2.21 per share of Sandata common stock; and

               - the right of any of our public stockholders to exercise his or her appraisal rights under Delaware law if he or she does not believe the merger consideration to be fair.

     The Board of Directors considered certain negative factors relating to the merger, but determined that those factors were outweighed by the benefits of the factors supporting the merger. These negative factors included, but were not limited to, the following:

               - since the members of the Acquisition Group do not have an interest in selling their shares of Sandata, it is unlikely that an offer from an unaffiliated third party could be approved;

               -  since  the  August  5,  2002   announcement  of  the  proposed
          transaction, Sandata has not received a competing proposal from any unaffiliated third parties;

               - while the merger consideration represents a premium over our historical trading price, which for the 24-month period ended August 2, 2002 closed at an average price of $1.04 per share, the stock market has not performed well over the past year, which may contribute to the depressed trading price of our common stock;

               - the merger is not subject to the  approval of a majority of the shares held by the unaffiliated stockholders. In light of this factor, the special committee did consider the rights of dissenting stockholders to seek appraisal of the value of their shares of common stock under Delaware law, the right of the special committee to terminate the Merger Agreement or withdraw its recommendation to the Board of Directors in order to carry out its fiduciary duties, and the plaintiffs in the lawsuits against Sandata and the members of its Board of Directors were represented by independent legal counsel who successfully negotiated to increase the merger consideration; and

               - the unaffiliated stockholders of Sandata will not have the right to participate in our future growth, if any.

     In consideration of factors in favor of and against the merger, the Board of Directors did not view certain factors to be material in its consideration of the fairness of the merger. These factors included, but are not limited to, the following:


               - based on the advice of Brean Murray to the special committee, the net book value of our assets of $2.21 per share at the time of its determination, because it did not believe that book value represents a fair value of Sandata;


               - the liquidation value of Sandata's assets, because it believed that the value that could be obtained in liquidation would be less than the value that could be achieved by selling Sandata as a going concern, since Sandata's assets consist primarily of computer hardware and software and goodwill, all of which have little value outside of Sandata's business;

               - the merger may be a taxable event to the unaffiliated stockholders of Sandata; and

               - Brean Murray was not asked to opine to or to consider (i) the underlying business decision to effect the merger, or (ii) the relative merits of the merger as proposed to any alternative business strategy that might exist for the company.


     After considering the foregoing factors, the Board of Directors believes the merger consideration to be fair to the unaffiliated stockholders of Sandata and that the Merger Agreement is advisable and in the best interests of the unaffiliated stockholders of Sandata. In making this determination, the Board of Directors did not assign specific weights to particular factors, and considered all factors as a whole. None of the factors that the Board considered led it to believe that the merger was unfair to the unaffiliated stockholders of Sandata. In reaching its determination, the Board of Directors expressly relied upon and adopted the analyses of the special committee. In addition, in reaching its determination, the Board adopted the analyses of Brean Murray in its presentation to the Board and its conclusion that the merger consideration the public stockholders would have had the right to receive under the Merger Agreement, prior to the amendment increasing the merger consideration, is fair, from a financial point of view, to the unaffiliated stockholders of Sandata and the fact that Brean Murray has not withdrawn its opinion since the amendment increasing the merger consideration. While Brean Murray's fairness opinion does not distinguish between the affiliated and unaffiliated stockholders of Sandata, the Board believes the merger transaction is fair based upon the advice of Brean Murray that the opinion does indicate that the merger consideration is fair to the unaffiliated stockholders, from a financial point of view, because although the merger consideration is the same for all stockholders, the fairness opinion takes into account that a majority of Sandata's common stock is beneficially owned by Sandata Acquisition Corp. and the members of the Acquisition Group by presuming that this majority position would preclude additional offers to purchase Sandata.


     None of the members of the Board of Directors received any reports, opinions or appraisals from any outside party relating to the merger or the fairness of the merger consideration to be received by the unaffiliated stockholders of Sandata other than those received by the special committee from Brean Murray.

Sandata Acquisition Corp.'s and the Acquisition Group's Position as to the Fairness of the Merger

     Sandata Acquisition Corp. and the members of the Acquisition Group believe that the merger transaction is fair to the unaffiliated stockholders of Sandata. This belief is based on the following factors:

               - the merger consideration of $2.21 per share of common stock represents a 342% premium over the reported closing price of Sandata shares on the last full trading day prior to Sandata Acquisition Corp.'s August 5, 2002 announcement of the preliminary proposal and a 452.5% premium over the reported closing price approximately four weeks prior to such announcement;

               -  the  merger   consideration  is  a  substantial  premium  over
          Sandata's historical trading price, which during the 24-month period ended August 2, 2002 closed at an average price of $1.04 per share;

               - the merger consideration is a premium over median price arrived at using the discounted cash flow analysis performed by Brean Murray which resulted in a median price, or going concern value, of $1.91 per share of Sandata;

               - the unaffiliated stockholders of Sandata will no longer be subject to the risks associated with Sandata achieving strong financial performance, such as general economic conditions in the United States, health care industry pressures such as business competition and the future of health care and Medicaid funding in the United States, and future interest rate fluctuations should Sandata become more leveraged in the future;

               - the special committee never received an alternate proposal from an unaffiliated third-party either prior to, or after, the public announcement of Sandata Acquisition Corp.'s offer to take Sandata private for $1.91 per share of common stock, Sandata Acquisition Corp. and the members of the Acquisition Group believe that such an offer was unlikely because of the majority ownership held by the Acquisition Group, and Brean Murray indicated that a third party offer was unlikely. Additionally, the fact that there was no third party offer indicated that any potential buyer did not view the merger consideration being offered by Sandata Acquisition Corp. as unfair;

               - the merger will provide consideration to the unaffiliated stockholders of Sandata entirely in cash and is not subject to any financing conditions;

               - the Merger Agreement was amended to increase the merger consideration to $2.21 per share of Sandata common stock, a $0.30 increase over the original merger consideration which Brean Murray determined was fair, and Brean Murray has not withdrawn its opinion; and

               - the forecasts for Sandata provided to Sandata Acquisition Corp. by Sandata's management which, when a range of price-to-earnings multiples were applied to the estimated earnings in such forecasts, indicate possible future values of Sandata as a going concern, and the risks associated with meeting those projections.

     Sandata Acquisition Corp. and the Acquisition Group believe that the merger is procedurally fair to the unaffiliated stockholders of Sandata. This belief is based on the following factors:

               - the Board of Directors established a special committee of the Board, consisting of two non-management directors of Sandata who are not materially interested in the merger, to consider, evaluate and negotiate the Merger Agreement;

               - the special committee was granted broad authority to solicit, consider and negotiate the proposal on behalf of Sandata and its unaffiliated stockholders, including the right to consider and negotiate competing proposals from unaffiliated third-parties;

               - the increase in the merger consideration and the other terms and conditions of the Merger Agreement were the result of good faith negotiations between Sandata Acquisition Corp. and the special committee, consisting of non-management directors of Sandata, who have no material interest in the merger, and their respective advisors;

               - the special committee retained Brean Murray, which is not affiliated with Sandata or Sandata Acquisition Corp. management, to serve as its independent financial advisor, and the special committee received a fairness opinion from Brean Murray as to the fairness from a financial point of view of the merger consideration the public stockholders would have had the right to receive under the Merger Agreement, prior to the amendment increasing the merger consideration;

               - the special committee engaged Certilman to serve as its independent legal advisor;

               - the merger was recommended to the Board of Directors by the special committee and was subsequently unanimously approved by the Board of Directors of Sandata;

               - the special committee and its advisors successfully negotiated on behalf of Sandata and its unaffiliated stockholders to increase the consideration to be paid to the unaffiliated stockholders of Sandata in the merger from $1.50 to $1.91 per share;

               - the plaintiffs in the lawsuits against Sandata and the members of its Board of Directors were represented by independent legal counsel who negotiated to increase the merger consideration from $1.91 to $2.21 per share of Sandata common stock;

               - the powers delegated to the special committee included the right to solicit, consider and negotiate competitive proposals from unaffiliated third parties, although none were received; and

               - the ability of dissenting stockholders to obtain "fair value" for their shares if they exercise and perfect their appraisal rights under Delaware law.

     Sandata   Acquisition  Corp.  and  the  Acquisition  Group  considered  the following negative factors in their determination to recommend the proposal:

               - since the members of the Acquisition Group do not have an interest in selling their shares of Sandata, it is unlikely that an offer from an unaffiliated third party could be approved;

               -  since  the  August  5,  2002   announcement  of  the  proposed
          transaction, Sandata has not received a competing proposal from any unaffiliated third parties;

               - while the merger consideration represents a premium over Sandata's historical trading price, which for the 24-month period ended August 2, 2002 closed at an average price of $1.04 per share, the stock market has not performed well over the past year, which may contribute to the depressed trading price of its common stock;

               - the merger is not subject to the approval of a majority of the unaffiliated stockholders. In light of this factor, the special committee did consider the rights of dissenting stockholders to seek appraisal of the value of their shares of common stock under Delaware law, the right of the special committee to terminate the Merger Agreement or withdraw its recommendation to the Board of Directors in order to carry out its fiduciary duties, and that the plaintiffs in the lawsuits against Sandata and the members of its Board of Directors were represented by independent legal counsel who successfully negotiated to increase the merger consideration;

               - the unaffiliated stockholders of Sandata will not have the right to participate in Sandata's future growth, if any; and

               - there are uncertainties associated with any financial analysis, particularly those involving projections of future performance and the fact that these analyses are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by the analyses and therefore did not consider them to be material factors.

     Sandata Acquisition Corp. and the Acquisition Group did not view the following factors to be material in their consideration of the fairness of the merger:


               - based on the advice of Brean Murray to the special committee, the net book value of Sandata's assets of $2.21 per share at the time of their determination, because they did not believe that book value represents a fair value of Sandata;


               - the liquidation value of Sandata's assets, because they believed that the value that could be obtained in liquidation would be less than the value that could be achieved by selling Sandata as a going concern, since Sandata's assets consist primarily of computer hardware and software and goodwill, all of which have little value outside of Sandata's business;

               - the merger may be a taxable event to the unaffiliated stockholders of Sandata; and

               - Brean Murray was not asked to opine to or to consider (i) the underlying business decision to effect the merger, or (ii) the relative merits of the merger as proposed to any alternative business strategy that might exist for the company.


     Sandata Acquisition Corp. and the Acquisition Group considered each of the foregoing factors to support their determination as to the fairness of the merger. Neither Sandata Acquisition Corp. nor the Acquisition Group found it practicable to assign, nor did they assign, relative weights to the individual factors considered in reaching their conclusion as to such fairness. Neither Sandata Acquisition Corp. nor the Acquisition Group considered the book value or liquidation value of Sandata to be material factors in their belief that the merger consideration is fair, because they believe that book value and liquidation value are not true indications of the value of Sandata since the value of Sandata's assets, primarily computer hardware and software and goodwill, are illiquid assets that have less value outside of Sandata's business. Brean Murray's fairness opinion with respect to the merger was addressed specifically to the special committee. Nevertheless, Messrs. Brodsky, Freund and Stoller, in their capacity as members of the Board of Sandata, were present for the presentations delivered by Brean Murray to the Board. As a result, Messrs. Brodsky, Freund and Stoller, Sandata Acquisition Corp. and the members of the Acquisition Group have relied on Brean Murray's opinion and the analyses and conclusions contained in its presentations regarding the fairness of the merger transaction to the unaffiliated stockholders of Sandata and expressly adopt those analyses and conclusions as their own.


     The foregoing discussion of the information and factors considered by Sandata Acquisition Corp. and the Acquisition Group is not intended to be exhaustive but includes all material factors.

     The members of the Acquisition Group were not part of, and did not participate in the deliberations of, the special committee; however, as directors of Sandata, Messrs. Brodsky, Freund and Stoller, each of whom are members of the Acquisition Group, participated in the deliberations of the Board of Directors described under the captions, "Special Factors - Background of the Merger" and "Special Factors - Reasons for the Recommendation of the Board of Directors." Based on its belief regarding the reasonableness of the conclusions and analyses of the special committee and the Board of Directors, the Acquisition Group adopted the analyses and conclusions under the special committee's and the Board of Directors' fairness determination described above and believe that the merger consideration of $2.21 per share is fair to the unaffiliated stockholders of Sandata and that the merger transaction is fair to the unaffiliated stockholders of Sandata.

Purpose and Structure of the Merger; Certain Effects of the Merger; Plans or Proposals After the Merger

     The purpose of the merger is for the members of the Acquisition Group to acquire all of the equity interests in Sandata not already owned by them through Sandata Acquisition Corp. and to allow the unaffiliated stockholders of Sandata to realize a significant premium over the market price for their shares. The Board of Directors believes that Sandata has not been able to fully take advantage of the benefits of being a public company. The reasons for their belief include the limited ability of Sandata's stockholders to sell their stock quickly at the current market price due to Sandata's low trading volume, limited market capitalization, limited public float, limited research coverage from securities analysts and inability to generate the type of rapid revenue and unit growth generally expected by the public markets. Being a public company has also imposed a number of limitations on Sandata and its management in conducting Sandata's operations. These limitations include the costs and time associated with public company reporting obligations and the short-term focus on quarter-to-quarter performance goals to meet expectations of the public markets. Accordingly, one of the purposes of the merger is to afford greater operating flexibility, allowing management to concentrate on long-term growth and to reduce its attention to the quarter-to-quarter performance and to be able to pursue opportunities that Sandata could not previously pursue because of its duties to the public stockholders. Further, the merger is intended to enable Sandata to use funds that would otherwise be expended in complying with requirements applicable to public companies.

     Based on the advice of Brean Murray, Sandata and the members of the Board did not consider any alternative proposals to this merger transaction to return shareholder value. The principal reason for not considering any alternatives were Brean Murray's opinion that soliciting alternative proposals would be unlikely to yield competitive proposals given Mr. Brodsky's and Sandata Acquisition Corp.'s majority ownership. In addition, the Board believed that in light of Sandata's historical performance as a public company, an all cash merger at $2.21 per share provided an opportunity for the unaffiliated stockholders of Sandata to receive a cash payment at a fair price.

     The members of the Acquisition Group are engaging in this transaction at this time to take advantage of the opportunity to repurchase the stock held by the unaffiliated stockholders of Sandata in order to continue operating Sandata as a private, family-owned business and because Sandata has not been able to attract any interest or following of institutional investors and research analysts due to its failure to generate sufficient growth in revenues and earnings. The Acquisition Group believes that Sandata has good potential business prospects and that Sandata will have greater operating flexibility to focus on long-term value without the constraint of the public markets' emphasis on quarterly earnings. In addition, in light of the cost of remaining a publicly traded company, Sandata's 24-month historical trading activity and the overall performance of the stock market, Sandata Acquisition Corp. and the members of the Acquisition Group believe that engaging in a going private transaction at this time affords it an opportunity to privately own Sandata at a good price.


     The following table sets forth for each member of the Acquisition Group, his or her interest in the net book value as of February 28, 2003 and net income for the nine month period ended February 28, 2003, based upon the percentage of his or her ownership of Sandata common stock as of February 28, 2003:



================================== ============================= ======================= ===================
Name                                    Ownership Percentage(1)       Net Book Value(2)       Net Income(3)
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
Bert E. Brodsky                                          21.25%              $1,191,595             $24,394
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
Muriel M. Brodsky                                         0.83%                 $46,542                $953
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
The Bert E. Brodsky Revocable                             8.06%                $451,965              $9,252
Trust
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
Jessica Brodsky Miller                                   11.87%                $665,611             $13,626
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
David C. Brodsky                                          0.76%                 $42,617                $872
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
Jeffrey H. Brodsky                                        7.45%                $417,759              $8,552
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
Lee J. Brodsky                                            0.75%                 $42,056                $861
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
Hugh Freund                                              14.13%                $792,341             $16,220
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
Emily Freund                                              0.84%                 $47,103                $964
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
Leland Freund                                             0.84%                 $47,103                $964
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
Gertrude Kay                                              0.24%                 $13,458                $276
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
Gary Stoller                                              5.35%                $300,002              $6,141
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
Gary Stoller and Susan Stoller                            0.42%                 $23,552                $482
as Custodians for Joseph Bailey
under the New York Uniform
Transfer to Minors Act
---------------------------------- ----------------------------- ----------------------- -------------------
---------------------------------- ----------------------------- ----------------------- -------------------
Gary Stoller and Susan Stoller                            0.42%                 $23,552                $482
as Custodians for Jennifer
Stoller under the New York
Uniform Transfer to Minors Act
================================== ============================= ======================= ===================


(1) Calculated based upon the number of shares of Sandata common stock issued and outstanding which number of shares does not include shares issuable upon the exercise of stock options, whether or not such options were currently exercisable.


(2) Based on Sandata's stockholders' equity of $2.25 per share of common stock as of February 28, 2003.

(3) Based on Sandata's net income of $114,794 for the first three quarters of fiscal year 2003 ended February 28, 2003.


     The following table sets forth for each member of the Acquisition Group his or her interest in the net book value and net income of Sandata after the merger based on his or her expected ownership of capital stock of Sandata as the surviving corporation on a fully diluted basis:


==================================== =========================== ======================= ===================
Name                                       Ownership Percentage       Net Book Value(1)       Net Income(2)
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
Bert E. Brodsky                                          21.15%              $1,185,988             $24,279
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
Muriel M. Brodsky                                         0.82%                 $45,982                $941
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
The Bert E. Brodsky Revocable Trust                       8.02%                $449,722              $9,206
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
Jessica Brodsky Miller(3)                                11.97%                $671,219             $13,741
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
David C. Brodsky(3)                                      11.97%                $671,219             $13,741
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
Jeffrey H. Brodsky(3)                                    11.96%                $670,658             $13,729
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
Lee J. Brodsky(3)                                        11.96%                $670,658             $13,729
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
Hugh Freund                                              14.07%                $788,976             $16,152
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
Emily Freund                                              0.83%                 $46,542                $953
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
Leland Freund                                             0.83%                 $46,542                $953
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
Gertrude Kay                                              0.24%                 $13,458                $276
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
Gary Stoller                                              5.33%                $298,880              $6,119
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
Gary Stoller and Susan Stoller as                         0.42%                 $23,552                $482
Custodians for Joseph Bailey under
the New York Uniform Transfer to
Minors Act
------------------------------------ --------------------------- ----------------------- -------------------
------------------------------------ --------------------------- ----------------------- -------------------
Gary Stoller and Susan Stoller as                         0.42%                 $23,552                $482
Custodians for Jennifer Stoller
under the New York Uniform
Transfer to Minors Act
==================================== =========================== ======================= ===================

(1) Based on Sandata's stockholders' equity of $2.25 per share of common stock as of February 28, 2003.
(2) Based on Sandata's net income of $114,794 for the first three quarters of fiscal year 2003 ended February 28, 2003.
(3) Each of Jessica Brodsky Miller, David C. Brodsky, Jeffrey H. Brodsky and Lee J. Brodsky are contributing an aggregate of $1,494,310 in cash to Sandata Acquisition Corp. in addition to the contribution of their Sandata common stock.


     The transaction has been structured as a merger of Sandata Acquisition Corp. into Sandata in order to preserve Sandata's identity, goodwill and existing contractual arrangements with third parties.

     If the Merger Agreement is approved by our stockholders as described in this proxy statement, and the other conditions to the completion of the merger are satisfied or waived, we and Sandata Acquisition Corp. will close the merger. At or soon after the closing of the merger:

               - the unaffiliated stockholders of Sandata will cease to have any ownership interest in Sandata or rights as holders of our common stock, other than holders of Sandata common stock who perfect their appraisal rights under Delaware law;

               - as the surviving corporation, Sandata will be owned by the members of the Acquisition Group, each of whom will benefit from Sandata's future earnings and profits;

               - the unaffiliated stockholders of Sandata will no longer bear the risk of any decreases in our financial health, profitability and cash flow, and will no longer bear the risk that Sandata will be unable to pay the principal of or interest on its debt;

               - the unaffiliated stockholders of Sandata will no longer benefit from any increases in our financial health or the payment of dividends, if any, on shares of our common stock;

               - Sandata common stock will no longer be traded on the Nasdaq SmallCap Market;

               - Sandata Acquisition Corp. will cause the company to terminate the registration of our common stock under the Securities Exchange Act of 1934, as amended, as soon as practicable; and

               - we will no longer be required to file periodic reports with the SEC once the registration of the shares has been terminated.

     Following completion of the merger, the business and operations of Sandata as the surviving corporation will be continued as they are currently being conducted. It is anticipated that after the merger, the surviving corporation's management will, from time to time, initiate a review of the assets, corporate structure, capitalization, operations, properties and personnel to determine what changes, if any, would be desirable following the merger to enhance operations. Sandata has no present intentions of disposing any of its assets following the merger, other than in the ordinary course of business, and except for the merger and as otherwise described in this proxy statement, has no present plans or proposals that would result in (i) an extraordinary transaction, such as a merger, reorganization or liquidation, (ii) any purchase, sale or transfer of a material amount of its assets, (iii) a material change in our corporate structure or business, or (iv) a material change in the present dividend policy, indebtedness or capitalization.

     Under the terms of the Merger Agreement, the directors and officers of Sandata will be the directors and officers of the surviving corporation.

     We have not made any provision for the unaffiliated stockholders of Sandata to obtain access to our corporate files, have their own counsel or their own appraisal. See "Special Factors - The Special Committee's and our Board of
Directors' Position as to the Fairness of the Merger and Reasons for the Merger."

Interests of the Members of the Acquisition Group in the Merger

     Prior to the effective time of the merger, the members of the Acquisition Group will contribute each share of Sandata common stock held by them to Sandata Acquisition Corp in exchange for common stock of Sandata Acquisition Corp. At the effective time of the merger, each issued and outstanding share of Sandata Acquisition Corp. common stock will be converted into one fully paid and non-assessable share of Sandata common stock as the surviving corporation.

     The following table sets forth the anticipated number of shares to be owned and percentage ownership of Sandata as the surviving corporation of each of the members of the Acquisition Group:

===================================== =================================== ===================================
Name of Stockholder                            Number of Shares                         Percentage Ownership
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Bert E. Brodsky                                     14,513                                            21.15%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Muriel M Brodsky                                     564                                               0.82%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
The Bert E. Brodsky Revocable Trust                 5,505                                              8.02%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Jessica Brodsky Miller(1)                           8,210                                             11.97%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
David C. Brodsky(2)                                 8,210                                             11.97%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Jeffrey H. Brodsky(3)                               8,209                                             11.96%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Lee J. Brodsky(4)                                   8,209                                             11.96%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Hugh Freund                                         9,653                                             14.07%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Emily Freund                                         571                                               0.83%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Leland Freund                                        571                                               0.83%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Gertrude Kay                                         165                                               0.24%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Gary Stoller                                        3,655                                              5.33%
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Gary  Stoller  and Susan  Stoller as                 289                                               0.42%
Custodians  for Joseph  Bailey under
the New  York  Uniform  Transfer  to
Minors Act
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Gary  Stoller  and Susan  Stoller as                 289                                               0.42%
Custodians   for  Jennifer   Stoller
under the New York Uniform  Transfer
to Minors Act
===================================== =================================== ===================================

(1) Jessica Brodsky Miller will contribute $8,400 to Sandata Acquisition Corp. from her personal funds in addition to her Sandata common stock to partly fund the merger consideration.

(2) David Brodsky will contribute $617,700 to Sandata Acquisition Corp. from his personal funds in addition to his Sandata common stock to partly fund the merger consideration.

(3) Jeffrey Brodsky will contribute $250,410 to Sandata Acquisition Corp. from his personal funds in addition to his Sandata common stock to partly fund the merger consideration.

(4)           Lee Brodsky will contribute $617,800 to Sandata Acquisition Corp.
              from his personal funds in addition to his Sandata common stock to partly fund the merger consideration.


Interests of Executive Officers and Directors in the Merger

     In considering the merger and the fairness of the consideration to be received in the merger, you should be aware that certain of our officers and directors have interests in the merger, as a result of certain relationships with Sandata and some of its affiliates, that are in addition to or different from the interests of the unaffiliated stockholders of Sandata generally and create potential conflicts of interest. The details of these interests are described below.

 Director and Executive Officer Stock Options

     At the effective time of the merger, all outstanding options to purchase common stock of Sandata will become fully vested, excluding options held by members of the Acquisition Group, and converted into the right to receive a cash payment equal to the product of the number of shares of Sandata subject to the options and the excess of the merger consideration, if any, over the exercise price per share related to such options. Pursuant to the Merger Agreement, at the effective time, options held by members of the Acquisition Group will be cancelled and the holders of such options will not be entitled to receive any of the merger consideration.

Security Ownership of Certain Beneficial Owners and Management

     As of August 31, 2002, the non-management directors and executive officers as a group beneficially owned 1,279,456 shares of our common stock (not including presently exercisable options), or 51.6% of our shares. Mr. Brodsky's adult children own another 21% of the outstanding stock. Pursuant to the Merger Agreement, prior to the effective time, the members of the Acquisition Group will contribute all shares of Sandata common stock owned by them to Sandata Acquisition Corp. At the effective time of the merger, Sandata Acquisition Corp., will own approximately 72% of the outstanding shares of our common stock. Our board was aware of this actual conflict of interest and considered it along with the other matters described under "Special Factors - Recommendation of the Special Committee and the Board of Directors; Fairness of the Merger," "Special Factors - Reasons for the Recommendation of the Special Committee" and "Special Factors - Reasons for the Recommendation of the Board of Directors."

     The following table sets forth the beneficial share ownership, as of February 28 2003, of (i) each person who is known by Sandata to be the beneficial owner of more than five percent (5%) of Sandata's common stock; (ii) each of Sandata's current directors; and (iii) all of Sandata's executive officers and directors as a group. The ownership percentages indicated are calculated, on a fully-diluted basis, in accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended, which attributes beneficial ownership of securities to a person or entity who holds options or warrants to purchase such securities.

============================================== ============================== ======================================
   Name of Management Person and Name and                                            Approximate Percentage
         Address of Beneficial Owner                 Number of Shares                 of Outstanding Shares
---------------------------------------------- ------------------------------ --------------------------------------
Bert E. Brodsky
26 Harbor Park Drive
Port Washington, NY                                    1,426,457 (1)                          45.4%
---------------------------------------------- ------------------------------ --------------------------------------
Hugh Freund
26 Harbor Park Drive
Port Washington, NY                                      487,721 (2)                          18.6%
---------------------------------------------- ------------------------------ --------------------------------------
Gary Stoller
26 Harbor Park Drive
Port Washington, NY                                      297,278 (3)                          11.3%
---------------------------------------------- ------------------------------ --------------------------------------


Ronald L. Fish                                            46,500 (4)                          1.8%
---------------------------------------------- ------------------------------ --------------------------------------
Martin Bernard                                             0 (5)                                *
---------------------------------------------- ------------------------------ --------------------------------------
Jessica Miller
26 Harbor Park Drive
Port Washington, NY                                       294,470                             11.9%
---------------------------------------------- ------------------------------ --------------------------------------
Jeffrey Holden Brodsky
26 Harbor Park Drive
Port Washington, NY                                       184,925                             7.5%
---------------------------------------------- ------------------------------ --------------------------------------
All executive officers and directors as a
group (4 persons)                                2,257,956 (1) (2) (3) (4)                    65.3%
============================================== ============================== ======================================

(1) Includes 18,684 shares of Sandata's common stock owned by Mr. Brodsky's son living in his household; includes 20,500 shares of Sandata's common stock owned by Mr. Brodsky's wife; includes 200,000 shares of common stock owned by the Bert E. Brodsky Revocable Trust. Includes presently exercisable options to purchase 310,000 shares of common stock at $1.41 per share under the 1995 Stock Option Plan; includes presently exercisable options to purchase 350,000 shares of common stock at $1.31 per share under the 1998 Stock Option Plan.

(2) Includes presently exercisable options to purchase 137,000 shares of common stock at $1.41 per share under the 1995 Plan. Excludes 47,464 shares of common stock owned by Mr. Freund's adult children. Mr. Freund disclaims any beneficial interest in, or voting or dispositive control over, such shares.

(3) Includes presently exercisable options to purchase 20,000 shares of common stock at $2.23 per share under the 1995 Plan, which options have been extended to expire on March 14, 2006; includes presently exercisable options to purchase 50,000 shares of common stock at $2.61 per share under the 1995 Plan, which options have been extended to expire on June 10, 2006; includes presently exercisable options to purchase 73,500 shares of common stock at $1.41 per share under the 1995 Plan. Includes 21,000 shares of common stock owned by trusts established for the benefit of Mr. Stoller's children of which Mr. Stoller is a trustee.

(4) Includes presently exercisable options to purchase 38,000 shares of common stock at $3.00 per share under the 1998 Plan. Includes 3000 shares owned by RF Retirement Plan. Does not include an option to purchase 18,000 shares of common stock at an exercise price of $3.00 per share under the 1998 Stock Option Plan, none of which are presently exercisable. Does not include an option to purchase 10,000 shares of common stock at an exercise price of $1.00 per share under the 2000 Stock Option Plan, none of which are currently exercisable.

(5) Does not include an option to purchase 10,000 shares of common stock at $1.00 per share under the 2000 Stock Option Plan, none of which are currently exercisable.

     *   Less than one percent (1%)

         Transactions in Common Stock by Certain Persons

     Based on our records and on information provided to us by our directors, executive officers and subsidiaries, neither the company nor any associate or subsidiary of the company nor, to the best of our knowledge, any of our directors or executive officers (who are also the directors and executive officers of our subsidiaries), nor any associates or affiliates of any of the foregoing, have effected any transactions involving Sandata common stock during the 60 days prior to the date of this proxy statement.

         Employment Agreements

     On February 1, 1997, Sandata entered into an employment agreement with Mr. Brodsky. The agreement was for a period of five years and provided for compensation to Mr. Brodsky at an annual rate of $500,000 or a lesser amount if mutually agreed. The agreement also provided for the payment of an annual bonus at the sole discretion of the Board of Directors. Mr. Brodsky agreed to accept a reduction in compensation for the fiscal years ended May 31, 2001 and 2000 and has signed waivers evidencing his agreement to such reductions. On March 1, 2002, the agreement was renewed on identical terms and Mr. Brodsky again agreed to accept a reduction in compensation for the fiscal year ended May 31, 2002. At the effective time of the merger Mr. Brodsky will continue to be employed by the surviving corporation pursuant to the terms of his employment agreement.

         Special Committee

     Messrs. Fish and Bernard are non-management directors of Sandata who are not materially interested in the merger. Mr. Bernard is a sales executive for The Rampart Group Insurance Associates, an insurance company from which Sandata purchases insurance policies through Mr. Bernard. The Board of Directors determined that the economic benefits received by Mr. Bernard and The Rampart Group with respect to these policies are not material to either of them. Mr. Bernard owns options to purchase 10,000 shares of Sandata common stock. Pursuant to the Merger Agreement, at the effective time, Mr. Bernard's options will automatically vest and he will be entitled to receive an amount in cash equal to the product of (i) the number of shares of Sandata common stock subject to the options and (ii) the excess of the merger consideration over the exercise price per share related to such options, or $12,100. Mr. Fish beneficially owns 46,500 shares of Sandata common stock (calculated in accordance with Rule 13d-3, promulgated pursuant to the Securities Exchange Act of 1934, as amended, which attributes beneficial ownership of securities to a person or entity who holds presently exercisable options or warrants to purchase such securities). 38,000 of Mr. Fish's shares are covered by presently exercisable options to purchase Sandata common stock; 5,500 shares are owned by Mr. Fish individually; and 3,000 shares are owned by the RF Retirement Plan. Mr. Fish also owns options to purchase 20,000 shares of Sandata common stock, none of which are presently exercisable. Pursuant to the Merger Agreement, at the effective time of the merger (i) Mr. Fish will be entitled to receive the merger consideration in exchange for his common stock of Sandata and (ii) all of Mr. Fish's options, vested and unvested, will be cancelled and converted into the right to receive an amount in cash equal to the product of (A) the number of shares of Sandata common stock subject to the options and (B) the excess of the merger consideration over the exercise price per share related to such options. If the merger is adopted, at the effective time, Mr. Fish will receive $18,785 upon the exchange of his 8,500 shares of common stock and $12,100 for his options. In addition to serving as a member of the Board of Directors of Sandata, Mr. Fish is a member of the Board of Directors of National Medical Health Card Systems, Inc., an affiliate of Mr. Brodsky.

     In addition to the foregoing, Messrs. Fish and Bernard each received compensation of $1,000 for each day of work related solely to serving on the special committee, pro-rated for partial days. As of the date of this proxy statement the members of the special committee have each been paid $_________. Sandata has also agreed to indemnify the members of the special committee pursuant to the provisions of the indemnification agreements discussed below.

            Indemnification; Directors' and Officers' Insurance

     Pursuant to the Merger Agreement, at the effective time, the certificate of incorporation and bylaws of the surviving corporation shall contain provisions no less favorable with respect to indemnification and exculpation than are set forth in Sandata's certificate of incorporation and/or bylaws prior to the effective time, which provisions shall not be amended, repealed or otherwise modified for a period of 6 years from the effective time in any manner that would adversely affect the rights of individuals who at the effective time were directors, officers, employees or agents of Sandata. The Merger Agreement further provides that from and after the effective time, for a period of 6 years, the surviving corporation shall indemnify the directors and officers of Sandata on terms no less favorable than the provisions with respect to indemnification that are set forth in the certificate of incorporation and/or bylaws of Sandata as of the effective time. Sandata and Sandata Acquisition Corp. agree that the directors, officers and employees of Sandata covered by these provisions are intended to be third party beneficiaries of these provisions and shall have the right to enforce the obligations of Sandata Acquisition Corp. under these provisions. The surviving corporation shall maintain in effect, from the effective time until such time as claims could legally made against any director or officer of Sandata, any and all directors' and officers' liability insurance currently maintained by Sandata.

     On July 31, 2002, Sandata entered into indemnification agreements with each of Messrs. Fish and Bernard which provided that Sandata would indemnify each of them for liabilities arising out of their service on the special committee. On October 28, 2002, after further review by the special committee's legal counsel, we entered into new indemnification agreements with each of Mr. Fish and Mr. Bernard. Under each of these agreements, Sandata agrees to (i) limit the liability of each of Messrs. Fish and Bernard for breaches of fiduciary duty in connection with serving as directors of Sandata, except in cases involving (A) breaches of the duty of loyalty, (B) bad faith acts or omissions, (C) unlawful dividend payments, stock purchases or redemptions, or (D) transactions involving improper personal benefits and (ii) indemnify each of Messrs. Fish and Bernard to the fullest extent provided by law for all expenses and liabilities that may arise in connection with their serving on the Board of Directors, including in actions involving derivative lawsuits brought by Sandata stockholders. We are obligated under the indemnification agreements to advance all expenses paid by Mr. Fish or Mr. Bernard in connection with any lawsuit or proceeding against them and to maintain any and all directors' and officers' liability insurance maintained by Sandata on the date of the agreements. Sandata's obligations under these agreements continue during the period each of Messrs. Fish and Bernard are directors and/or officers of Sandata through any period that either of them could be subject to any proceeding or lawsuit by reason of the fact that either of them served on the Board of Directors. The October 28 agreements state that the July 31 agreements shall survive and in the event of any inconsistency in the provisions of the agreements, the terms that are more favorable to Messrs. Fish and Bernard shall control.

Certain Relationships Between Sandata, Sandata Acquisition Corp and Members of the Acquisition Group

     Pursuant to the Merger Agreement, prior to the effective time of the merger, Messrs. Brodsky, Stoller and Freund, who are directors and officers of Sandata, and members of their immediate families, will exchange the shares of Sandata common stock owned by them for shares of Sandata Acquisition Corp. Under the Merger Agreement, at the effective time of the merger, Sandata Acquisition Corp. will merge with and into Sandata, and Sandata will continue as the surviving corporation and each outstanding share of Sandata Acquisition Corp. common stock will be converted into one fully paid and nonassessable share of the surviving corporation. Since Sandata will be the surviving corporation, as a result of this transaction, it is contemplated that after the effective time the members of the Acquisition Group will be the sole owners of Sandata's common stock and will have all of the rights and benefits associated with such ownership. In addition, the Acquisition Group will have common ownership and voting control of both Sandata and Sandata Acquisition Corp.

     Stephen Silverstein advised Sandata that he was appointed as a representative of Sandata Acquisition Corp. to negotiate the terms of the Merger Agreement with Sandata. Mr. Silverstein is a consultant to Sandata, although his duties in connection with being a consultant are not related to this transaction.

         IDA/SBA Financing

     In November 1996, Sandata entered into an agreement with BFS Realty, LLC, successor to BFS Sibling Realty, Inc. and an affiliate of Mr. Brodsky; the Nassau County Industrial Development Agency ("NCIDA"); and Marine Midland Bank (the "Bondholder"). Pursuant to this agreement, BFS Realty, LLC (i) assumed all of Sandata's rights and obligations under a lease agreement that was previously entered into between Sandata and the NCIDA (the "Lease"), and (ii) entered into a sublease agreement with Sandata for the premises Sandata occupies. Pursuant to the agreement, BFS Realty, LLC also obtained the right to become the owner of the premises upon expiration of the Lease. Under the terms of the agreement, Sandata is jointly and separately liable to the NCIDA for all obligations owed by BFS Realty, LLC to the NCIDA under the Lease; however, BFS Realty, LLC has indemnified Sandata with respect to certain obligations relative to the Lease and the agreement. In addition, the agreement provides that Sandata is bound by all the terms and conditions of the Lease, and that a security interest is granted to BFS Realty, LLC in all of Sandata's fixtures constituting part of the premises.

     The foregoing transactions and agreements were the last in a series of transactions involving Sandata, BFS Realty, LLC, NCIDA, the Bondholder and the U.S. Small Business Administration. Chief among these was the borrowing by BFS Realty, LLC in June 1994 of $3,350,000 in the form of Industrial Development Revenue Bonds (the "Bonds") to finance the acquisition of the facility. Simultaneously with the issuance of the Bonds: (1) NCIDA obtained title to the facility and leased it to BFS Realty, LLC, (2) BFS Realty, LLC subleased the facility to Sandata, (3) the Bondholder bought the Bonds, and (4) the Bondholder received a mortgage and security interest in the facility to secure the payment of the Bonds. BFS Realty, LLC's obligations under the Lease were guaranteed by Mr. Brodsky, Sandata, Sandsport Data Services, Inc. and others. BFS Realty, LLC's obligations respecting repayment of the Bonds were also guaranteed by Mr. Brodsky, Sandata, Sandsport Data Services, Inc. and others.


     The Bonds currently bear interest at the rate of 9%, and the outstanding balance due on the Bonds as of February 28, 2003 was $1,314,445. During the years ended May 31, 2002 and 2001, Sandata paid rent to BFS Realty, LLC of approximately $408,000 and $615,000, respectively.

     On August 11, 1995, Sandata entered into a $750,000 loan agreement with the Long Island Development Corporation ("LIDC"), under a guarantee by the U.S. Small Business Administration ("SBA") (the "SBA Loan"). The SBA Loan was assigned to BFS Realty, LLC in November 1996; however, repayment of the SBA Loan is guaranteed by Sandata and various subsidiaries of Sandata. The entire proceeds were used to repay a portion of the Bonds. The SBA Loan is payable in 240 monthly installments of $6,255, which includes principal and interest at a rate of 7.015%. The balance of the SBA Loan as of February 28, 2003 was $577,687.


         Revolving Credit Agreement

     On April 18, 1997 Sandsport Data Services, Inc., an affiliate of Sandata ("Sandsport"), entered into a revolving credit agreement (the "Credit Agreement") with HSBC, formerly Marine Midland Bank (the "Bank"), which allowed Sandsport to borrow amounts up to $3,000,000. Interest accrues on amounts outstanding under the Credit Agreement at a rate equal to the London Interbank Offered Rate plus 2% and will be paid quarterly in arrears or, at Sandsport's option, interest may accrue at the Bank's prime rate. The Credit Agreement requires Sandsport to pay a fee equal to 1/4% per annum on the unused average daily balance of amounts under the Credit Agreement. In addition, there are other fees and charges imposed based upon Sandsport's failure to maintain certain minimum balances. The Credit Agreement has been amended by HSBC to permit Sandsport to borrow amounts up to $4,500,000 until June 14, 2003.
Interest accrues at the same rate as the original Credit Agreement. The indebtedness under the Credit Agreement is guaranteed by Sandata and its affiliates. All of the assets of each guarantor are pledged to HSBC as collateral for amounts due under the Credit Agreement, which pledge is secured by a first lien on all equipment owned by members of the guarantors, as well as a collateral assignment of $2,000,000 of life insurance payable on the life of Mr. Brodsky. In addition, Sandata is restricted in its ability to declare and pay dividends pursuant to the Credit Agreement. The guarantees to HSBC were subsequently modified to include all indebtedness incurred by Sandata under the amended Credit Agreement dated August 24, 2001 (see below).


     In addition, pursuant to the Credit Agreement, the guarantors are required to maintain certain levels of net worth and meet certain financial ratios in addition to various other affirmative and negative covenants. At May 31, 2001, the guarantors failed to meet these net worth and financial ratios, and HSBC granted a waiver. As of August 24, 2001, Sandsport, Sandata and the other guarantors, and HSBC entered into the Third Amendment and Waiver (the "Third
Amendment") to the Credit Agreement. Pursuant to the Third Amendment, Sandsport's obligations to maintain a certain net worth and to maintain certain financial ratios were revised, on a going-forward basis, and the noncompliance with the existing covenants was waived by HSBC. In addition, in connection with the Third Amendment, Sandsport and each guarantor executed and delivered to HSBC a Collective Amended and Restated Security Agreement, pursuant to which HSBC's security interest was extended to include a security interest in all of the personal and fixture property of Sandsport, Sandata and the other guarantors. On April 11, 2002, HSBC approved the extension of the termination date of the Credit Agreement to June 14, 2003. There can be no assurance that HSBC will continue to grant waivers if the guarantors fail to meet the net worth and financial ratios in the future. If such waivers are not granted, any loans outstanding under the Credit Agreement become immediately due and payable, which may have an adverse effect on Sandata's business, operations or financial condition. As of February 28, 2003, the outstanding balance on the Credit Agreement with HSBC was $3,000,000 and Sandata was in compliance with the covenants.


         Non-Recourse Promissory Notes

     On July 14, 1998, Mr. Brodsky, certain officers and directors (Bert E. Brodsky, Hugh Freund and Gary Stoller) and a former director, Carol Freund (who is also the spouse of an officer and an employee of Sandsport), exercised their respective options and warrants to purchase an aggregate of 921,334 shares of Sandata common stock at exercise prices ranging from $1.38 to $2.61 per share for an aggregate cost of $1,608,861. The obligors under the notes are Mr. Brodsky, certain officers and directors, namely, Bert E. Brodsky, Gary Stoller, and Hugh Freund and a former director and current employee of the company, Carol Freund. Payment for such shares was made to Sandata in the amount of $921 representing the par value of the shares, and a portion in the form of non-recourse promissory notes due in July 2001, with interest at eight and one-half percent (8-1/2%) per annum, payable annually, and secured by the number of shares exercised. On July 14, 2001, Sandata agreed to extend the due dates of such notes for one hundred twenty days until November 11, 2001. On November 9, 2001, Sandata agreed to substitute full recourse unsecured notes for the notes it had previously accepted in connection with these option and warrant exercises. Such notes will bear interest at the rate of eight and one-half percent (8 1/2%) per annum, payable annually, with the principal amount of each such note, plus any accrued and unpaid interest, due and payable on November 9, 2004.


     As of December 1, 2001, the interest rate on the notes was changed to six percent (6%) per annum to reflect fair market value, and the shares and note of the spouse of the officer were both transferred to the officer. During the year ended May 31, 2002, 24,667 shares of common stock were surrendered by a former director and an employee in settlement of notes in the amount of $37,962. As of February 28, 2003, the outstanding balance on such notes, including principal and accrued but unpaid interest, was $1,541,454.


         National Medical Health Card Systems, Inc.

     Sandata owed National Medical Health Card Systems, Inc. ("Health Card"), an affiliate of Mr. Brodsky, $500,000 pursuant to a promissory note, dated May 31, 2000 and due June 1, 2001, plus interest at the rate of 9-1/2%; interest on such note was payable quarterly. The Note was paid in May 2001. On June 9, 2001, Sandata again issued a promissory note to Health Card in the principal amount of $500,000, with interest at the rate of 7%, which was due on June 8, 2002. This Note was paid in full on August 15, 2001.

     Until January of 2002 Sandata derived revenue from Health Card for database and operating system support, hardware leasing, and maintenance and related administrative services. The revenues generated from Health Card amounted to approximately $693,000 and $2,458,000 for the years ended May 31, 2002 and 2001, respectively. For the years ended May 31, 2002 and 2001, respectively, Sandata billed Health Card approximately $126,000 and $821,000 for quality assurance testing and network support; $47,000 and $561,000 for help desk services; $175,000 and $448,000 for data processing center; $305,000 and $534,000 for certain computer equipment leases; and $40,000 and $95,000 for other services. In addition, Sandata resells its telephone services to Health Card. The billings for such telephone services amounted to approximately $124,000 and $134,000 for the years ended May 31, 2002 and May 31, 2001 and are recorded as a reduction of operating expense. Sandata was owed approximately $19,000 from Health Card at May 31, 2002. Subsequent to May 31, 2002, Sandata received approximately $14,000 from Health Card, representing substantially complete payment of amounts due as of that date. As of January 2002, Sandata ceased rendering services to Health Card. Health Card continues to pay its allocable share of expenses for shared services, which amounts to approximately $45,000 per month.

         Leases

     Sandata makes equipment lease payments to P.W. Capital Corp. and P.W. Medical Management, Inc., both of which are affiliates of Mr. Brodsky. The payments were $268,011 and $395,989 in fiscal 2002 and 2001, respectively. The payments for the facility were made to BFS Realty, LLC, and were $408,000 and $615,000 for the years ended May 31, 2002 and 2001, respectively. In June 2001 Sandata entered into a new lease for the facility which was revised in November 2001.

         Medical Arts Office Services, Inc.

     Medical Arts Office Services, Inc. ("MAOS"), of which Mr. Brodsky is the sole stockholder, provided Sandata with accounting, bookkeeping and legal services. For the fiscal years ended May 31, 2002 and 2001 the total payments made by Sandata to MAOS were $340,869 and $279,894 respectively.

Material United States Federal Income Tax Consequences of the
 Merger to our Stockholders

     The following summary of material United States Federal income tax consequences relating to the merger is based upon the United States Internal Revenue Code of 1986, as amended ("the Code"), regulations promulgated thereunder, and judicial and administrative interpretations thereof as currently in effect. These are subject to change, possibly with retroactive effect, and to the possibility of differing interpretations. This summary may not be fully applicable to persons in special tax situations, including financial institutions, insurance companies, tax-exempt entities, persons receiving Sandata stock as compensation, and other persons and entities. This summary does not address the application of any foreign tax laws or tax laws of any State or political subdivision of the United States.

     This summary is not exhaustive. Tax matters are complicated. You should consult your own tax advisor for a full understanding of the income tax consequences of the merger to you under your individual circumstances.

     As described below, the receipt of the merger consideration for shares of Sandata common stock in the merger will be a taxable transaction for Federal income tax purposes under the Code.

     For purposes of the discussion below of Federal tax consequences of the merger, the members of the Acquisition Group are collectively referred to as "Continuing Stockholders" and the unaffiliated stockholders of Sandata, are collectively referred to as "Non-continuing Stockholders."

Non-continuing Stockholders

     For United States Federal income tax purposes, a Non-continuing Stockholder who receives only cash in exchange for shares of Sandata common stock in the merger will generally recognize gain or loss equal to the difference between the amount of cash received and the stockholder's tax basis in the shares surrendered. Gain or loss will be capital gain or loss if the shares of Sandata common stock constitute capital assets in the hands of the exchanging stockholder. The capital gain or loss will be long-term capital gain or loss if the shares of Sandata common stock surrendered have been held for more than one year at the time of the merger. Such capital gain must be recognized for Federal income tax purposes at the time of the merger.

     Under current law, net long term capital gains recognized by an individual are taxable at a maximum marginal Federal rate of 20% and net short term capital gains for stock that has been held for one year or less will be subject to tax at ordinary income rates. Depending on your particular circumstances, your ability to deduct any loss recognized in the exchange of shares of Sandata common stock for cash may be limited or deferred. This will depend on your individual situation, stemming from items not related to the merger, including, for example, capital loss limitations.

     The tax consequences described in the immediately preceding paragraph may not apply to a Non-continuing Stockholder that, immediately after the merger, owns directly or is treated as owning constructively, pursuant to the attribution rules of Section 318 of the Code, any shares of Sandata common stock. Under Section 318, Non-continuing Stockholders may be treated as owning Sandata stock that is actually owned by related parties. A related party includes a person who is a member of a stockholder's family, or a legal entity in which the stockholder or a member of his or her family directly or indirectly owns an interest.

     If a Non-continuing Stockholder is such a related party, that Non-continuing Stockholder receiving cash in exchange for shares of Sandata common stock in the merger may be treated as receiving ordinary income. Ordinary income is taxable to individuals at a higher Federal income tax rate than capital gains. A payment of cash to a Non-continuing Stockholder in exchange for shares of Sandata common stock owned by the stockholder may be subject to a backup withholding tax at a rate of 30.5% if found to constitute compensation, a dividend distribution or another type of reportable payment, unless the stockholder either: (a) is a corporation or comes within certain other exempt categories or (b) provides a correct taxpayer identification number to the payer, certifies as to no loss of exemption from backup withholding, and otherwise complies with the applicable requirements of the backup withholding rules.

     Any Non-continuing Stockholders subject to backup withholding on a payment of cash in the merger that constitutes compensation, a dividend distribution or another type of reportable payment will receive the payment upon such stockholder's payment of any required backup withholding. A stockholder who does not provide a correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service.

     Should a dissenting Non-continuing Stockholder exercise its appraisal rights under Delaware law and be awarded consideration in exchange for its Sandata common stock, whether in cash or other property, such stockholder's tax treatment on receipt of such cash or other property would be the same as just discussed for Non-continuing Stockholders approving the merger.


Continuing Stockholders

     The following discussion concerning material United States Federal income tax consequences to Continuing Stockholders assumes that the value of the Sandata Acquisition Corp. common stock that is converted into Sandata common stock by a Continuing Stockholder is equal to the value of the common stock that such stock is being converted into by that Continuing Stockholder in the merger, that the Continuing Stockholders formed Sandata Acquisition Corp. by contributing Sandata common stock to Sandata Acquisition Corp. in exchange for Sandata Acquisition Corp. common stock, and that the Continuing Stockholders do not receive any common stock in any capacity other than as a stockholder. A Continuing Stockholder generally will not recognize any gain or loss upon the conversion of his or her interest in Sandata Acquisition Corp. into an interest in Sandata as the surviving corporation.

     The tax consequences described in the immediately preceding paragraph may not apply to a Continuing Stockholder if that Continuing Stockholder has certain legally enforceable obligations to any Non-continuing Stockholder. Such Continuing Stockholder may, in some circumstances, be treated as receiving ordinary dividend income.

Sandata and Sandata Acquisition Corp.

     The following discussion concerns the United States Federal income tax consequences of the merger to Sandata and Sandata Acquisition Corp. This discussion assumes that (i) the value of the Sandata Acquisition Corp. common stock that is converted into Sandata common stock by a Continuing Stockholder is equal to the value of the common stock that such stock is being converted into by that Continuing Stockholder in the merger, (ii) the Continuing Stockholder formed Sandata Acquisition Corp. by contributing his or its Sandata common stock to Sandata Acquisition Corp. in exchange for Sandata common stock, and (iii) none of the Continuing Stockholders will receive any common stock in any entity other than Sandata. Neither Sandata nor Sandata Acquisition Corp. will realize any gain or loss in the merger.

                 FORWARD LOOKING STATEMENTS MAY PROVE INACCURATE

     Certain information contained in this proxy statement includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. Sandata cautions readers that certain important factors may affect its actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this proxy statement or which are otherwise made by or on behalf of Sandata. For this purpose, any statements contained in this proxy statement that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", or "anticipate", or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Factors which may affect Sandata's results include, but are not limited to, the risks and uncertainties associated with developments in and regulation of the health-care industry, new technology developments, competitive bidding, risks and uncertainties associated with the Internet and Internet-related products, and other factors.

     Sandata is also subject to other risks detailed herein or detailed from time to time in its Securities and Exchange Commission ("SEC") filings. Readers are also urged to carefully review and consider the various disclosures made by Sandata which attempt to advise interested parties of the factors which affect its business, including, without limitation:

o        the anticipated timing of the completion of the merger;
o        the effects of the merger once completed;
o the risks and uncertainties associated with development in and regulation of the health-care industry;
o        new technology developments;
o        competitive bidding;
o risks and uncertainties associated with the Internet and Internet-related products; and
o        other factors.

     Notwithstanding the foregoing, Sandata is not entitled to rely on the statutory safe harbor of Section 27A(b)(1)(E) of the Securities Act of 1933 and
Section 21E(b)(1)(E) of the Securities Exchange Act of 1934 in relation to any forward looking statement made in connection with the going-private transaction.

                                 SPECIAL MEETING

Introduction

     This proxy statement is being furnished in connection with the solicitation of proxies by our Board of Directors for a special meeting of stockholders to be held on ___________, 2003 at 10:00 a.m., local time, at the corporate offices of Sandata Technologies, Inc., 26 Harbor Park Drive, Port Washington, New York 11050, or at any adjournment of the special meeting. Shares of our common stock, par value $.001 per share, represented by properly executed proxies received by us will be voted at the special meeting, or at any adjournment of the special meeting, in accordance with the terms of such proxies, unless revoked.

Proposal to be Considered at the Special Meeting


     The purpose of the special meeting is for our stockholders to consider and vote upon a proposal to adopt a Merger Agreement, dated as of October 28, 2002, by and among Sandata Acquisition Corp., a Delaware corporation, Bert E. Brodsky, Hugh Freund, Gary Stoller and Sandata, as amended by a First Amendment to the Agreement and Plan of Merger, dated as of January 27, 2003, and as further amended by a Second Amendment to the Agreement and Plan of Merger, dated as of April 15, 2003. Under the Merger Agreement, prior to the effective time, the members of the Acquisition Group will contribute all shares of Sandata common stock owned by them to Sandata Acquisition Corp.


     The Merger Agreement provides for the merger of Sandata Acquisition Corp. with and into Sandata. At the effective time of the merger, the separate corporate existence of Sandata Acquisition Corp. will cease and Sandata will continue as the surviving corporation. Pursuant to the merger:

               - each share of Sandata common stock, par value $.001 per share, issued and outstanding immediately prior to the effective time of the merger (excluding shares contemplated to be contributed to Sandata
          Acquisition Corp. by the Acquisition Group and shares held by stockholders who perfect their appraisal rights under Delaware law), will be converted into the right to receive an amount in cash, without interest, equal to $2.21 per share;

               - each share of Sandata Acquisition Corp. common stock, par value $.01 per share, issued and outstanding immediately prior to the effective time will be converted into and become one fully paid and nonassessable share of common stock of the surviving corporation; and

               - each outstanding option to purchase Sandata common stock, whether vested or unvested (excluding options owned by the members of the Acquisition Group which will be cancelled for no consideration), will be cancelled and each holder thereof will be entitled to receive a cash payment equal to the product of the number of shares of Sandata subject to the option and the excess of the merger consideration, if any, over the exercise price per share related to such options.

     Stockholders who perfect their appraisal rights under Delaware law will be entitled to receive a cash payment in the amount of the "fair value" of such shares, determined in accordance with Delaware law, but after the merger such shares will not represent any interest in the surviving corporation other than the right to receive such cash payment. If after the effective time a dissenting stockholder properly withdraws a demand for appraisal, such dissenting stockholder's shares will be deemed to be converted as of the effective time of the merger into the right to receive the merger consideration. See "The Merger - Appraisal Rights."

     Representatives of Marcum & Kliegman LLP, our independent auditors, are expected to be present at the special meeting.

     The special committee and our Board of Directors have approved the Merger Agreement and recommend a vote FOR its adoption and approval. Messrs. Brodsky, Freund and Stoller, who, pursuant to the Merger Agreement, with members of their immediate families, will own the surviving corporation after the effective time of the merger, took part in the vote by the Board of Directors and voted to approve the Merger Agreement. The Merger Agreement was unanimously approved by our Board of Directors, including by a majority of our directors who are not employees of Sandata (namely Messrs. Fish and Bernard).

Voting Rights; Vote Required for Approval

     Under Delaware law (the State of our organization) and our bylaws, only holders of shares of our common stock on the record date will be entitled to receive notice of and to vote at the special meeting. If you own our stock through your broker, you are a beneficial owner of our common stock, but are not the record owner, and are not entitled to vote in person at the special meeting. At the close of business on _____, 2003, the record date for the special meeting, there were outstanding and entitled to vote ___________ shares of our common stock. As of the record date, there were _________ shares of our common stock outstanding not owned by Sandata Acquisition Corp. and the Acquisition Group which would be entitled to vote on the merger and Merger Agreement. Each holder of record of our common stock on the record date will be entitled to one vote for each share held. The presence, in person or by proxy, at the special meeting of the holders of at least a majority of the shares of our common stock entitled to vote (______________ shares) is necessary to constitute a quorum for the transaction of business.

     Under Delaware law and our bylaws, the merger must be approved by the affirmative vote of at least a majority of the outstanding shares of common stock entitled to vote at the special meeting. Approval of the merger is not subject to the vote of a majority of the unaffiliated stockholders of Sandata. Of the __________ shares of Sandata common stock outstanding, approximately ___% are owned by the members of the Acquisition Group, all of which, pursuant to the Merger Agreement, will be contributed to Sandata Acquisition Corp. prior to the effective time of the merger. Under the Merger Agreement, Messrs. Brodsky, Freund and Stoller agreed to vote, and they agreed to cause Sandata Acquisition Corp. and the members of their immediate families to vote, all shares of Sandata owned by them and Sandata Acquisition Corp. at the effective time in favor of the merger. The Acquisition Group owns a sufficient number of Sandata common stock to approve the Merger Agreement. See "Special Factors - Purpose and Structure of the Merger; Certain Effects of the Merger; Plans or Proposals After the Merger," "Special Factors - Interests of the Members of the Acquisition Group in the Merger" and "Special Factors - Interests of Executive Officers and Directors in the Merger."

Voting and Revocation of Proxies

     Shares that are entitled to vote and represented by a proxy properly signed and received at or prior to the special meeting, unless subsequently properly revoked, will be voted in accordance with the instructions indicated thereon. If a proxy is signed and returned without indicating any voting instructions, shares represented by the proxy will be voted FOR the proposal to approve and adopt the Merger Agreement and the merger. The failure to submit a proxy card, the abstention from voting by a stockholder, broker non-votes, or the failure to vote in person at the special meeting, will result in your vote not being counted either for or against adoption of the merger and Merger Agreement. Abstentions and broker non-votes will be counted as present at the special meeting for quorum purposes. Since the Merger Agreement requires the approval of a majority of the outstanding common stock of Sandata, abstentions and broker non-votes will have the effect of a negative vote.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the shares represented by the proxy are voted at the special meeting by:

               - delivering to our Corporate Secretary before the special meeting a duly executed proxy relating to the same shares and matters to be considered at the special meeting, bearing a date later than the proxy previously executed;

               - delivering to our Corporate Secretary before the special meeting a written notice of revocation;

               - giving notice of revocation of the proxy at the special meeting before the vote on the Merger Agreement and the merger; or

               - attending and voting in person at the special meeting so long as you, and not your broker, are the record holder of such stock.

     Revocation of the proxy will not affect any vote previously taken. Attendance at the special meeting will not in itself constitute the revocation of a proxy; you must vote in person at the meeting.

     The Board is not currently aware of any business to be acted upon at the special meeting other than as described in this proxy statement. Persons appointed as proxies may not exercise discretionary voting authority to vote any proxy in favor of any adjournments or postponements of the special meeting.

Solicitation of Proxies

     Sandata will bear the cost of soliciting proxies from stockholders. In addition to soliciting proxies by mail, some of our officers and directors may solicit proxies by telephone, facsimile or in person, without receiving additional compensation. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, and we will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses they incurred. Sandata will not solicit proxies via the Internet. Sandata has not retained or employed any person, either directly or indirectly, for the purpose of soliciting proxies or making recommendations in connection with the merger. All written soliciting materials, including any scripts to be used in soliciting proxies over the telephone or in person, will be filed under the cover of Schedule 14A.

     This proxy statement and the accompanying form of proxy are dated ________, 2003 and are first being mailed to stockholders on or about ________, 2003.

Trading Market and Price; Dividends; Stock Repurchases


     Our common stock trades on the Nasdaq SmallCap Market under the symbol "SAND". The following table shows the quarterly high and low bid prices for the three most recent quarters of fiscal year 2003 ended February 28, 2003 and the last two fiscal years ended May 31, 2002 reported by Nasdaq. The prices reflect inter-dealer prices, without retail mark-ups, markdowns or commissions, and may not necessarily represent actual transactions.

              First, Second and Third Quarters of Fiscal Year 2003,
                             Ended February 28, 2003

                                           High                       Low
              First Quarter                $1.50                     $0.31
              Second Quarter               $1.91                     $1.65
              Third Quarter                $2.21                     $1.68


                         Fiscal Year Ended May 31, 2002

                                           High                        Low
              First Quarter               $1.35                       $1.07
              Second Quarter              $1.18                       $0.84
              Third Quarter               $1.67                       $0.75
              Fourth Quarter              $1.02                       $0.44

                         Fiscal Year Ended May 31, 2001

                                           High                        Low
              First Quarter               $1.88                      $1.25
              Second Quarter              $1.91                      $0.53
              Third Quarter               $1.41                      $0.84
              Fourth Quarter              $1.38                      $0.86

     On ________, 2003, the record date for the special meeting, we had issued and outstanding ____________ shares of our common stock of which approximately __________ will be converted in the right to receive the merger consideration.. On that date, there were ____ holders of record of our common stock. This number includes stockholders of record who hold stock for the benefit of others. On August 5, 2002, the last day the shares were traded prior to the announcement of the merger proposal, the closing price per share as reported on the Nasdaq SmallCap Market was $0.50. On ___________, 2003, the most recent practicable trading day prior to the date of this proxy statement, the last reported sales price per share of our common stock on the Nasdaq SmallCap Market was $_______.

     We have not declared or paid any dividends on the shares of our common stock since our inception. We do not anticipate paying cash dividends in the foreseeable future. We intend to retain future earnings to finance our operations and to fund the growth of the business. Any payment of future dividends will be at the discretion of our Board of Directors and will depend on, among other things, our earnings, financial condition, capital requirements, level of indebtedness, contractual restrictions with respect to the payment of dividends and other factors that our Board of Directors deems relevant. Pursuant to a Guaranty Agreement, as amended, made and entered into as of June 1, 1994, from Brodsky, Sibling Realty, Inc., as lessee, Sandata, Sandata Home Health Systems, Inc., Sandata Spectrum, Inc. and Sandata Inteck, Inc., as guarantors, to Marine Midland Bank, Sandata is restricted from declaring dividends on shares of its common stock. Under the provisions of a Revolving Credit Agreement, as amended, made as of the 18th day of April, 1997, by and among Sandsport Data Services, Inc., Sandata, Sandata Home Health Systems, Inc., Sandata Productivity, Inc., Sandata Spectrum, Inc., Sandata Inteck, Inc. and Santrax Systems, Inc., as guarantors, and Marine Midland Bank, Sandata is restricted from declaring dividends on shares of its common stock. See "Special Factors - Certain Relationships Between Sandata, Sandata Acquisition Corp. and Members of the Acquisition Group - IDA/SBA Financing" and "Special Factors - Certain Relationships Between Sandata, Sandata Acquisition Corp. and Members of the Acquisition Group - Revolving Credit Agreement."

     On December 18, 2001, Sandata entered into agreements with each of Gerald Shapiro and Paul Konigsburg, two former directors of Sandata, whereby, in exchange for the cancellation of promissory notes, Messrs. Shapiro and Konigsburg surrendered 24,667 shares of Sandata common stock in the aggregate. The value per share of Sandata common stock in this exchange was $1.54. The common stock surrendered by each of Messrs. Shapiro and Konigsburg is now held as Sandata treasury stock and will be cancelled at the effective time of the merger.

     Other than the share exchange described above, during the period September 1, 2000 to August 31, 2002, we have not purchased any shares of our common stock on the open market or in privately negotiated transactions.

                                   THE MERGER


     This section of the proxy statement describes the material terms of the merger, including material provisions of the Merger Agreement. This description of the Merger Agreement is qualified by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Appendices A-1, A-2 and A-3 and which is incorporated herein by reference. You are urged to read the entire Merger Agreement carefully.


Effective Time of the Merger

     The Merger Agreement provides that, upon the terms and subject to the conditions in the Merger Agreement, and in accordance with Delaware law, Sandata Acquisition Corp. will merge with and into Sandata. As a result of the merger, Sandata Acquisition Corp.'s corporate existence will cease and Sandata will continue as the surviving corporation. The merger will become effective at the time a certificate of merger is filed with and accepted by the Delaware Secretary of State. The merger is expected to occur as soon as practicable after all conditions to the merger have been satisfied or waived.

     Prior to the effective time of the merger, the members of the Acquisition Group will contribute all of the common stock of Sandata owned by them to Sandata Acquisition Corp. At the effective time of the merger, each issued and outstanding share of our common stock (excluding shares being contributed to Sandata Acquisition Corp. by the Acquisition Group and owned by holders who validly perfect their appraisal rights under Delaware law) will be converted into the right to receive $2.21 in cash. Approximately ___________ shares of Sandata common stock (less any shares held by holders of Sandata common stock who exercise their appraisal rights) will be converted into the right to receive the merger consideration at the effective time.

     The Merger Agreement provides that (i) the directors and officers of Sandata immediately prior to the effective time of the merger will be the directors and officers of the surviving corporation, (ii) the certificate of incorporation of Sandata as in effect immediately prior to the effective time of the merger will continue to be the certificate of incorporation of the surviving corporation after the merger and (iii) Sandata's bylaws, as in effect immediately prior to the effective time of the merger, will continue to be the bylaws of the surviving corporation after the merger.

Payment of Merger Consideration and Surrender of Stock Certificates

     Once we and Sandata Acquisition Corp. complete the merger, the following will occur:

               - each share of our common stock issued and outstanding immediately prior to the effective time of the merger, excluding shares contemplated to be contributed to Sandata Acquisition Corp. by the Acquisition Group and shares held by stockholders who validly perfect their appraisal rights under Delaware law, will automatically be converted into the right to receive $2.21 in cash;

               -  each  share  of  Sandata   Acquisition   Corp.   common  stock
          outstanding at the effective time will be converted into one share of common stock of the surviving corporation;

               - each holder of a certificate formerly representing such shares of Sandata common stock will cease to have any rights with respect to such shares, except the right to receive the merger consideration;

               - the exchange agent will send you a transmittal form and written instructions for exchanging your share certificates for the merger consideration;

               - all shares of our common stock, including those contemplated to be owned by Sandata Acquisition Corp., will no longer be outstanding and will be deemed cancelled; and

               - our exchange agent will pay the merger consideration to the unaffiliated stockholders of Sandata.

     At the effective time of the merger, the unaffiliated stockholders of Sandata who have not exercised appraisal rights will automatically become entitled to receive the merger consideration. The actual physical exchange of certificates representing shares of our common stock for the merger consideration will occur after the effective time of the merger.

     North American Transfer Co. will serve as the exchange agent. Shortly after the completion of the merger, the exchange agent will send or cause to be sent to all of the unaffiliated stockholders of Sandata (other than any dissenting stockholders who have exercised their appraisal rights) a letter of transmittal with instructions for exchanging shares of our common stock for the merger consideration. Upon surrender of a certificate for cancellation by a stockholder to the exchange agent along with an executed letter of transmittal, such stockholder will be entitled to receive the merger consideration. Each of our stock certificates outstanding immediately prior to the merger will be deemed for all purposes, after the merger, to evidence the right to receive the merger consideration, regardless of when the stock certificates are actually exchanged.

     The unaffiliated stockholders of Sandata should not send in their certificates for our common stock until they have received a letter of transmittal and further written instructions after the date of the completion of the merger.

     Please do not send in your stock certificates with your proxy.

     Stockholders who cannot locate their stock certificates are urged to contact the transfer agent for our common stock (the "Transfer Agent") at the following address:

                        North American Transfer Trust Co.
                              147 West Merrick Road
                            Freeport, New York 11520
                                 (516) 379-8051

     The Transfer Agent will issue a new stock certificate to replace the lost certificate only if the person who lost his or her stock certificate signs an affidavit certifying that his or her stock certificate cannot be located, and provides the Transfer Agent with such additional agreements and documentation as may be required by the Transfer Agent. Our Transfer Agent may require any stockholder who lost his or her stock certificate to post a bond.

Financing of the Merger; Fees and Expenses of the Merger

     The total amount of funds required to consummate the merger and to pay related fees and expenses is estimated to be approximately $____________. Pursuant to the Merger Agreement, prior to effective time of the merger, Messrs. Brodsky, Freund and Stoller will cause the necessary funds to be contributed to Sandata Acquisition Corp. and, at the effective time, Sandata Acquisition Corp. will have the funds necessary to pay the purchase price and all payments required under the Merger Agreement. These funds will be contributed to Sandata Acquisition Corp. by Jessica Brodsky Miller, David C. Brodsky, Jeffrey H. Brodsky and Lee J. Brodsky, members of the Acquisition Group. The merger is not conditioned on any financing arrangements nor will any of the funds required to fund the merger consideration be borrowed funds.

     The following is an estimate of expenses incurred or to be incurred in connection with the merger which will be paid by Sandata:

Legal Fees(1)                                                       $__________
Accounting Fees                                                     $__________
Printing, Proxy Solicitation and Mailing Costs                      $__________
Filing Fees                                                         $__________
Financial Advisor Fees                                              $__________
Special Committee                                                   $__________
Miscellaneous                                                       $__________

Total                                                               $__________

     (1) Includes anticipated legal fees in connection with defending lawsuits brought by two stockholders of Sandata in Delaware against Sandata and the members of its Board of Directors alleging breaches of fiduciary duties to Sandata and its stockholders.

Appraisal Rights

     Under the Delaware General Corporation Law ("DGCL"), holders of shares of Sandata common stock who do not want to accept the merger consideration, and who follow the procedures set forth in Section 262 of the DGCL, will be entitled to have their shares appraised by the Delaware Chancery Court and to receive payment of the "fair value" of these shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by such court.

     The following discussion is a summary of the material provisions of Section 262 of the DGCL and is qualified in its entirety by the full text of Section 262 that is reprinted in Appendix D. All references in Section 262 of the DGCL and in this summary to a "stockholder" or "holder" are to the record holder of the shares of Sandata common stock as to which appraisal rights are asserted. A person having a beneficial interest in shares of Sandata common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

     If you wish to exercise your appraisal rights or you wish to preserve your right to do so, you should review the following discussion and Appendix D carefully, because failure to timely and properly comply with the procedures therein specified will result in the loss of appraisal rights under the DGCL.

     Holders of record of Sandata common stock who do not vote in favor of the Merger Agreement and who otherwise comply with the applicable statutory procedures will be entitled to appraisal rights under Section 262 of the DGCL. Under Section 262 of the DGCL, where a proposed merger is to be submitted for approval at a meeting of stockholders, Sandata must, not less than 20 days prior to the meeting, notify each of its stockholders who was such a stockholder on the record date for such meeting, that appraisal rights are available for their shares of Sandata common stock, and must include in such notice a copy of
Section 262 of the DGCL. This proxy statement constitutes such notice.

     A holder of shares for which appraisal rights are available who wishes to exercise such rights:

               - must not vote in favor of the Merger Agreement or consent thereto in writing (including by returning a signed proxy without any voting instructions as to the proposal); and

               - must  deliver  to  Sandata,  prior  to the  vote on the  Merger
          Agreement at the special meeting, a written demand for appraisal of the holder's shares.

     If you sign and return your proxy without expressly directing that your shares be voted against the merger proposal or that an abstention be registered with respect to your shares in connection with the merger, you will effectively have waived your appraisal rights with respect to those shares because, in the absence of express contrary instructions, your shares will be voted in favor of the merger.

     This written demand for appraisal must be in addition to and separate from any proxy abstaining from or vote against the merger. This demand must reasonably inform Sandata of the identity of the stockholder and of the stockholder's intent to demand appraisal of his, her or its shares. A holder of shares wishing to exercise such holder's appraisal rights must be the record holder of such shares on the date the written demand for appraisal is made, and must continue to hold such shares until the consummation of the merger. Accordingly, a holder of shares for which appraisal rights are available who is the record holder of shares on the date the written demand for appraisal is made, but who thereafter transfers such shares prior to consummation of the merger, will lose any right to appraisal in respect of such shares.

     Only a holder of record of shares for which appraisal rights are available is entitled to assert appraisal rights for the shares registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as this holder's name appears on such holder's stock certificates. If the shares for which appraisal rights are available are owned of record in a fiduciary capacity, for example, by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares are owned of record by more than one owner as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record. The agent, however, must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. Those beneficial owners who wish to exercise appraisal rights under
Section 262 of the DGCL are urged to consult with their brokers or other nominees to determine the appropriate procedures for the making of a demand for appraisal with respect to shares held of record by such a nominee. A proxy or vote against the merger will not by itself constitute a demand for appraisal.

     All written demands for appraisal should be sent or delivered to the surviving corporation at the following address:

                  Sandata Technologies, Inc.
                  26 Harbor Park Drive
                  Port Washington, NY 11050
                  Attention: Corporate Secretary

     Within 10 days after the effective time of the merger, Sandata will notify each stockholder (i) that has properly demanded appraisal rights under Section 262 of the DGCL, and (ii) that has not voted in favor of the Merger Agreement, of the date the merger became effective.

     Within 120 days after the effective time of the merger, but not later, Sandata, as the surviving corporation, or any stockholder who has complied with the statutory requirements summarized above, may file a petition in the Delaware Chancery Court demanding a determination of the fair value of all shares of Sandata common stock that are entitled to appraisal rights. Sandata is under no obligation, and has no present intention, to file a petition with respect to the appraisal of the fair value of such shares. Accordingly, it will be the obligation of stockholders wishing to assert appraisal rights to initiate all necessary action to perfect their appraisal rights within the time prescribed in
Section 262 of the DGCL.

     Within 120 days after the effective time of the merger, any stockholder that has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from Sandata a statement setting forth (i) the aggregate number of shares not voted in favor of adoption of the Merger Agreement and for which demands for appraisal have been received, and
(ii) the aggregate number of holders of such shares. These statements must be mailed within 10 days after a written request has been received by Sandata, or within 10 days after expiration of the period for delivery of demands for appraisal under Section 262 of the DGCL, whichever is later.

     If a petition for an appraisal is filed on a timely basis, after a hearing on such petition, of which the Register in Chancery (if so ordered by the Delaware Chancery Court) will give notice to stockholders, the Delaware Chancery Court will determine the stockholders entitled to appraisal rights. The Delaware Chancery Court will also appraise the "fair value" of the shares for which appraisal rights are available, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

     Stockholders considering seeking appraisal should be aware that the fair value of their shares of Sandata common stock as determined under Section 262 of the DGCL could be more than, the same as, or less than the merger consideration, and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262 of the DGCL. The Delaware Supreme Court has stated, however, that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings.

     The Delaware Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by stockholders whose shares have been appraised. The costs of the action may be determined by the Delaware Chancery Court and allocated among the parties as the Delaware Chancery Court deems equitable. The Delaware Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, be charged pro rata against the value of all of the shares entitled to appraisal.

     Any holder of shares who has duly demanded an appraisal in compliance  with
Section 262 of the DGCL will not, after the completion of the merger, be entitled to vote the shares subject to such demand for any purpose, or be entitled to the payment of dividends or other distributions on those shares (except dividends or other distributions payable to holders of record as of a record date prior to the effective time of the merger).

     If any stockholder that properly demands appraisal of his, her or its shares under Section 262 of the DGCL fails to perfect, or effectively withdraws or loses, his, her or its right to appraisal, as provided in Section 262 of the DGCL, the shares of this stockholder will be converted into the right to receive the merger consideration of $2.21 per share. A stockholder will fail to perfect, or effectively lose or withdraw its right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the effective time of the merger, or if this stockholder delivers to Sandata a written withdrawal of his, her or its demand for appraisal. At any time within 60 days after the effective time of the merger, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the merger consideration of $2.21 per share. Any attempt to withdraw an appraisal demand more than 60 days after the effective time of the merger will require the written approval of Sandata as the surviving corporation.

     Cash received pursuant to the exercise of your appraisal rights will be subject to income tax. We refer you to the information under the heading "Special Factors - Material United States Federal Income Tax Considerations."

     Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights may result in the loss of your rights. Under those circumstances, you will be entitled to receive the $2.21 merger consideration with respect to your shares of Sandata common stock in accordance with the Merger Agreement.

     The foregoing summary of the rights of dissenting public stockholders does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise any available appraisal rights. The preservation and exercise of appraisal rights require strict adherence to the applicable provisions of Section 262 of the DGCL, a copy of which is attached hereto as Appendix D.

Regulatory Approvals

     We are not aware of any license or other regulatory permit that appears to be material to our business that might be adversely affected by the merger, or of any approval or other action by any Federal or state governmental, administrative or regulatory authority or agency that would be required prior to the merger. Should any such approval or other action be required, we will seek such approval or action. There can be no assurance that any such approval or other action, if needed, would be obtained without substantial effort and expense or that adverse consequences might not result to our business, in order to obtain such approval or other action or in the event that such approval was not obtained or such other action was not taken.

     The   merger   will  not   require   a  filing   or   approval   under  the
Hart-Scott-Rodino Act.

                              THE MERGER AGREEMENT


     The following discussion of material terms of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement, which is included in this proxy statement as Appendices A-1, A-2 and A-3 and is incorporated herein by reference. As used in this discussion, the terms "material" and "material adverse effect" have the meanings given in
Article XI of the Merger Agreement.


General

     The Merger Agreement provides for Sandata Acquisition Corp. to merge with and into Sandata, with Sandata continuing as the surviving corporation. Under the Merger Agreement, at the effective time of the merger, the officers of Sandata prior to the effective time will be the officers of the surviving corporation and the directors of Sandata prior to the effective time will be the directors of the surviving corporation. Pursuant to the Merger Agreement, prior to the effective time of the merger, the members of the Acquisition Group will contribute all Sandata common stock owned by them to Sandata Acquisition Corp.

Consideration to be Received by the Stockholders

     At the effective time of the merger, each share of Sandata then issued and outstanding (excluding shares being contributed to Sandata Acquisition Corp. by the Acquisition Group and shares owned by holders who validly perfect their appraisal rights under Delaware law) will be converted into the right to receive $2.21 in cash. At the effective time of the merger, each issued and outstanding share of Sandata Acquisition Corp. common stock will be converted into one fully paid and non-assessable share of Sandata common stock as the surviving corporation.

Stock Options

     At the effective time of the merger, all outstanding options to purchase shares of Sandata common stock, whether they are vested or not vested (excluding options held by the members of the Acquisition Group), will be cancelled and each holder of an option will be entitled to receive a cash payment equal to the product of the number of shares subject to the option, and the difference between the merger consideration and the per share exercise price of the option, reduced by applicable withholding tax. Outstanding options to purchase Sandata common stock held by the members of the Acquisition Group will be cancelled at the effective time, and the holders of such options will not be entitled to receive any consideration.

Representations and Warranties

     Sandata does not make any representations or warranties under the Merger Agreement.

     Sandata Acquisition Corp. and Messrs. Brodsky, Stoller and Freund, make the following representations and warranties to Sandata:

               - Sandata Acquisition Corp. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the power to carry on its business as now conducted and to own its assets and is not required to be qualified to do business as a foreign corporation in any jurisdiction;

               - No consent of any governmental entity or other person is required to be received by or on the part of Sandata Acquisition Corp. or Messrs. Brodsky, Freund or Stoller to enable it or them to enter into and carry out the Merger Agreement and the merger;

               - Sandata Acquisition Corp. has the corporate power and authority to enter into the Merger Agreement and to carry out its obligations;

               - The Merger Agreement constitutes the valid and binding obligation of Sandata Acquisition Corp. and each of Messrs. Brodsky, Freund and Stoller, and is enforceable against it and them in accordance with its terms;

               - The execution and delivery of the Merger Agreement and compliance by Sandata Acquisition Corp. with any of the provisions will not:

               |X| violate or conflict with any provision of its certificate of incorporation or bylaws;

               |X| violate or conflict with, result in the breach or termination of, the terms of any contract to which Sandata Acquisition Corp. or any of Messrs. Brodsky, Freund or Stoller is a party;

               |X| result in the creation of any lien upon any of the assets of Sandata Acquisition Corp.;

               |X| violate any judgment, order, injunction, decree or award against, or binding upon, Sandata Acquisition Corp. and/or Messrs. Brodsky, Freund or Stoller or upon any of its or their assets; or

               |X| violate any law or regulation of any jurisdiction relating to Sandata Acquisition Corp.

               - The authorized capital stock of Sandata Acquisition Corp. is 100,000 shares of common stock of which none are outstanding, and there are no derivative securities outstanding to purchase the common stock of Sandata Acquisition Corp.;

               - The number of shares of Sandata common stock owned by each of Messrs. Brodsky, Freund and Stoller and the members of their immediate families is as set forth in the Merger Agreement;

               - Except as previously disclosed to Sandata, none of Messrs. Brodsky, Freund or Stoller nor the members of their immediate families own any derivative securities entitling them to purchase Sandata common stock;

               - Sandata Acquisition Corp. has not made any material untrue statement of fact or omitted any material fact contained in this proxy statement;

               - Sandata Acquisition Corp. was incorporated on April 17, 2002, has engaged in no other business activities and has conducted its operations only as contemplated by the Merger Agreement;

               - Sandata  Acquisition  Corp.  has, or will have at the effective
          time,   sufficient   funds   available   to  pay  all  of  the  merger
          consideration and any payments required under the Merger Agreement;

               - There are no pending legal actions relating to Sandata Acquisition Corp. or any of its assets or business. Sandata Acquisition Corp. is not in violation of any law, regulation, or other requirement of any governmental entity or court relating to its assets;

               - Sandata Acquisition Corp. or Messrs. Brodsky, Freund or Stoller have not engaged, any broker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by the Merger Agreement;

               - Sandata Acquisition Corp. has not paid any fees which are illegal under any law; and

               - No representation, warranty or statement by Sandata Acquisition Corp. or Messrs. Brodsky, Freund or Stoller in the Merger Agreement contains any untrue statement of a material fact, or omits to state a material fact.

Covenants

     In the Merger Agreement, Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller agreed that, among other things:

               - they will not take any action that would result in any of its or Sandata's representations and warranties set forth in the Merger Agreement being or becoming untrue in any material respect, or in any of the conditions to the merger not being satisfied;

               - they will cooperate with Sandata in determining whether any filings are required to be made with, or consents, authorizations or approvals required to be obtained from, any third party or governmental entity prior to the effective time in connection with the Merger Agreement, and will cooperate in making any such filings promptly and in seeking to obtain timely any such consents, authorizations or approvals;

               - Messrs. Brodsky, Freund and Stoller will vote, and will cause the members of their immediate families and Sandata Acquisition Corp. to vote, all shares of Sandata owned by them and Sandata Acquisition Corp. in favor of adopting the Merger Agreement; and

               - Messrs. Brodsky, Freund and Stoller will, and will cause the members of their immediate families to, (i) contribute all shares of Sandata owned by them to Sandata Acquisition Corp. prior to the effective time, (ii) not take any action that would prevent Sandata Acquisition Corp. from owning the shares of Sandata being contributed and (iii) contribute an amount in cash to Sandata Acquisition Corp. sufficient to pay the merger consideration.

     In the Merger Agreement, Sandata agreed that, among other things:

               - it will prepare and file a proxy or information statement relating to the special meeting with the SEC and will use its best efforts to respond to the comments of the SEC and to cause the proxy statement to be mailed to our stockholders;

               - it will jointly prepare and file with Sandata Acquisition Corp. a transaction statement on Schedule 13e-3 under the Securities Exchange Act of 1934, as amended;

               - it will call a stockholders' meeting to be held as promptly as practicable for the purpose of voting upon the approval of the Merger Agreement and the merger, and will recommend that our stockholders vote to approve the Merger Agreement; and

               - it will adopt resolutions canceling all outstanding stock options and entitling each holder to receive the merger consideration payable on each option.

     Nothing contained in the Merger Agreement prohibits Sandata from, prior to the date of the stockholders' meeting, furnishing information to, or entering into discussions or negotiations with, any person that makes an unsolicited written, bona fide proposal to Sandata with respect to a transaction which could reasonably be expected to result in a competitive proposal, if the failure to take such action would be inconsistent with the fiduciary duties of Sandata's Board of Directors or the special committee to Sandata's stockholders under applicable law.

Indemnification; Directors' and Officers' Insurance

               - At the effective time, the certificate of incorporation and/or bylaws of the surviving corporation will have the same provisions that are set forth in the certificate of incorporation and/or bylaws of Sandata relating to the indemnification of our officers and directors, and these provisions will not be amended for a period of six years from the effective time in any manner that would adversely affect the rights of these individuals; and

               - the surviving corporation will maintain the directors' and officers' liability insurance policies currently maintained by Sandata from the effective time until such period of time during which claims could legally be made against any director or officer, in their capacity as such.

Conditions to the Merger

     The obligations of each of Sandata, Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller to effect the merger are subject to the satisfaction of the following conditions, unless waived by them:

               - The Merger Agreement is approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of Sandata common stock entitled to vote;

               - All authorizations, consents, orders or approvals of, or declarations or filings with, and all expirations or early terminations of waiting periods imposed by, any governmental entity which are necessary for the consummation of the merger will have been filed;

               - Sandata shall have obtained all consents or approvals from all persons and governmental entities relating to any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement to which it is a party;

               - No action, suit or proceeding shall have been instituted or be pending or threatened seeking to prohibit the consummation of the merger or seeking to obtain damages from Sandata that could be expected to result in a material adverse effect;

               -  No  temporary  restraining  order,  preliminary  or  permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the merger will be in effect; and

               - Dissenting shares must constitute less than 25% of all shares of Sandata outstanding immediately prior to the effective time.

     The conditions that the Merger Agreement is approved and adopted by a majority of the outstanding shares of Sandata and that no restraining order, injunction, court order or other legal prohibition preventing the merger cannot be waived by either of Sandata or Sandata Acquisition Corp. Sandata and Sandata Acquisition Corp. are likely to waive the condition regarding the institution of legal proceedings seeking to prohibit consummation of the merger or damages from Sandata, as the Stipulation of Settlement is pending with the Delaware Chancery Court with respect to the existing Delaware Chancery Court lawsuits against Sandata and the members of its Board of Directors and because Sandata, Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller believe that the merger is fair and in the best interests of the unaffiliated stockholders of Sandata. Sandata does not believe that it has a legal obligation, and does not intend, to resolicit proxies to approve the Merger Agreement and the merger if it waives this condition.

     The obligations of Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller to effect the merger are subject to the satisfaction of the following conditions unless waived by Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller:

               - Sandata will have performed and complied in all material respects with all obligations required to be performed or complied with by it under the Merger Agreement;

               - Since the date of the Merger Agreement, there shall not have been any event that has had, or is reasonably likely to have, a material adverse effect on Sandata; and

               - All proceedings to be taken by Sandata in connection with the transactions contemplated by the Merger Agreement and all documents incident thereto will be reasonably satisfactory in form and substance to Sandata Acquisition Corp.

     Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller may waive satisfaction of the foregoing provisions. If they determine to waive any of these conditions, Sandata may, depending on the condition waived, have to resolicit proxies to approve the merger.

     The obligation of Sandata to effect the merger is subject to the satisfaction of the following conditions unless waived by Sandata:

               - The representations and warranties of Sandata Acquisition Corp. are true and correct in all respects at of the effective time in all material respects;

               - Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller have performed and complied in all material respects with all obligations required to be performed by each of them under the Merger Agreement; and

               - The special committee will have received a fairness opinion from Brean Murray as of the effective time of the merger, and such opinion shall not have been withdrawn, modified, repealed or revoked.

     Sandata may waive satisfaction of any of the foregoing conditions. If Sandata determines to waive any of these conditions, it may, depending on the condition waived, have to resolicit proxies to approve the merger.

Termination of the Merger Agreement

     The Merger Agreement may be terminated at any time prior to the effective time, whether before or after approval of the matters presented in connection with the merger by the stockholders of Sandata:

               - by mutual consent of Sandata  Acquisition  Corp. and Sandata in
          writing,   whether  or  not  the  merger  has  been  approved  by  the stockholders of Sandata;


               - by either Sandata or Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller, if any of the conditions set forth in the Merger Agreement would be incapable of being satisfied by August 15, 2003 and such conditions shall not have been waived;

               - by either Sandata Acquisition Corp. or Sandata if the merger shall not have been consummated on or prior to August 15, 2003 (or such later date as may be agreed to in writing by Sandata and Sandata Acquisition Corp.);


               - by Sandata Acquisition Corp., if the special committee or the Board of Directors withdraws, modifies, or changes its approval or recommendation of the Merger Agreement or the merger, or approved or have recommended to the stockholders of Sandata a competing proposal;

               - by Sandata Acquisition Corp., if a tender offer or exchange offer or a proposal by a third party to acquire Sandata or Sandata common stock pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or similar transaction is commenced or publicly proposed which contains a proposal as to price (without regard to the specificity of such price proposal) and Sandata does not make a recommendation to its stockholders to reject such proposal within ten (10) business days of its commencement or the date such proposal first becomes publicly disclosed, if sooner;

               - by Sandata, if the special committee and the Board of Directors authorize Sandata to enter into a written agreement with respect to a competing proposal that the special committee and the Board of Directors have determined is superior to the proposal of Sandata Acquisition Corp.; and

               - by Sandata, in its sole discretion, if it believes such termination is necessary to discharge the fiduciary obligation of its Board of Directors and/or special committee.

Effect of Termination; Expenses

     In the event of the termination of the Merger Agreement, by either us or Sandata Acquisition Corp., as provided in the Merger Agreement, the Merger Agreement will become void and have no further effect, without any liability or obligation on the part of either party, except that nothing in the Merger Agreement relieves any party from liability or damages resulting from any breach of the Merger Agreement.


     Generally, each of Sandata and Sandata Acquisition Corp. are responsible for expenses incurred by them. Sandata Acquisition Corp. agreed to pay all of Sandata's costs and expenses incurred in connection with the Merger Agreement and the transactions under the Merger Agreement in the event the Merger Agreement is terminated, unless the Merger Agreement is terminated by (i) the mutual consent of Sandata and Sandata Acquisition Corp. or (ii) Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller because Sandata failed to comply with certain conditions and such conditions are not capable of being complied with prior to August 15, 2003. None of these expenses will relate to expenses incurred by Sandata in connection with the preparation and solicitation of proxies, including the expenses disclosed in this proxy statement under the captions "The Merger - Financing the Merger; Fees and Expenses of the Merger" and "Other Matters - Expenses of Solicitation."


Amendment to the Merger Agreement

     To the extent permitted under the Delaware General Corporation Law, the Merger Agreement may be amended by Sandata and Sandata Acquisition Corp., by action taken or authorized by their respective boards of directors and the special committee of Sandata's Board of Directors, at any time before the effective time, regardless of approval of the matters presented in connection with the merger by the stockholders of Sandata or of Sandata Acquisition Corp. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties to the Merger Agreement.

                                  OTHER MATTERS

Other Matters for Action at the Special Meeting

     Our Board of Directors is not aware of any matters to be presented for action at the special meeting other than those described herein and does not intend to bring any other matters before the special meeting. However, if other matters should come before the special meeting, it is intended that the holders of proxies solicited by this document will vote thereon in their discretion.

Proposals by Holder of Shares of Common Stock

     If the merger is completed, we will no longer have public stockholders or public participation in any future meetings of our stockholders. However, if the merger is not completed, our public stockholders will continue to be entitled to attend and participate in our stockholders' meetings. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, promulgated by the SEC, any stockholder who wishes to present a proposal at the next annual meeting of stockholders, in the event the merger is not completed, and who wishes to have the proposal included in our proxy statement for that meeting, must have delivered a copy of the proposal to us at 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Corporate Secretary, so that it is received no later than 120 days before the date of our proxy statement released in connection with our 2002 annual meeting. Sandata, however, may hold next year's annual meeting earlier in the year than this year's meeting. Accordingly, in such event, Sandata suggests that stockholder proposals intended to be presented at next year's annual meeting be submitted well in advance of July 31, 2003, the earliest date upon which Sandata anticipates the proxy statement and form of proxy relating to such meeting will be mailed to stockholders. In order for proposals by the stockholders not submitted in accordance with Rule 14a-8 to have been timely within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, the proposal must have been submitted so that it was received within a reasonable time before we mail our proxy materials for the 2003 annual meeting.

Expenses of Solicitation

     Sandata will bear the costs of preparing and mailing the proxy statement and of soliciting proxies in support of the Merger Agreement. In addition to our solicitations by mail, our directors, officers and regular employees may solicit proxies personally and by telephone, facsimile, for which they will receive no compensation in addition to their normal compensation. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of common stock held of record by such persons, and Sandata may reimburse such persons for their reasonable transaction and clerical expenses. Sandata will not solicit proxies via the Internet. Sandata has not retained or employed any person, either directly or indirectly, for the purpose of soliciting proxies or making recommendations in connection with the merger.

Independent Auditors

     Marcum & Kliegman, LLP has served as our independent auditors since 1995. Our consolidated financial statements and the related financial statement schedules as of May 31, 2002 and 2001 and for each of the two fiscal years in the period ended May 31, 2002 have been audited by Marcum & Kliegman, LLP, as stated in its reports, which are included and incorporated by reference in this proxy statement. It is expected that representatives of Marcum & Kliegman, LLP will be present at the special meeting.

Available Information

     We are subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, are required to file periodic reports, proxy statements and other information with the SEC relating to our business, financial condition and other matters. Information as of particular dates concerning our directors and officers, their remuneration, the principal holders of our securities and any material interest of such persons in transactions with us is required to be disclosed in periodic reports filed with the SEC. Such reports, proxy statements and other information should be available for inspection at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may also be obtained by mail, upon payment of the SEC's customary fees, by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. These materials filed by us with the SEC are also available on the website of the SEC at www.sec.gov.

     Because the merger is a "going private" transaction, the company and Sandata Acquisition Corp. have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 under the Securities Exchange Act of 1934, as amended (the "Schedule 13e-3"). This Proxy Statement does not contain all of the information set forth in the Schedule 13e-3 and the exhibits thereto. Copies of the Schedule 13e-3 and the exhibits thereto are available for inspection and copying at our principal executive offices during regular business hours by any of our stockholders, or by a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to the same address given above, or from the SEC as described above.

     Upon completion of the merger, we will seek to terminate the registration of our common stock under the Securities Exchange Act of 1934, as amended, which will relieve us of any obligation to file reports and forms, such as an Annual Report on Form 10-KSB, with the SEC under the Securities Exchange Act of 1934, as amended.

     A copy of the written opinion of Brean Murray, the financial advisor to the special committee, is attached as Appendix B to this proxy statement. The opinion is also available for inspection and copying during regular business hours at our principal executive offices by any stockholder of ours or by the representative of any stockholder who has been so designated in writing.

Information Incorporated by Reference

     The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information by referring you to another document filed separately with the SEC. The following documents previously filed by us with the SEC are incorporated by reference in this proxy statement and are deemed to be a part hereof:


               - our Quarterly Report on Form 10-QSB for the period ended February 28, 2003 as filed with the SEC on April 14, 2003;


               --our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2002, filed with the SEC on August 27, 2002;

               - Amendment Number One to our 2002 Annual Report, filed with the SEC on October 25, 2002;

               - Amendment Number Two to our 2002 Annual Report, filed with the SEC on January 28, 2003;

               - Amendment Number Three to our 2002 Annual Report, filed with the SEC on March 25, 2003;


               - Our Form 8-K filed with the SEC on January 3, 2003; and

               - Our Form 8-K filed with the SEC on April 15, 2003.


     Specifically, the information set forth in the following sections of our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2002, as amended, is incorporated by reference in this proxy statement and deemed to be a part hereof:

     Item 1: Business;

     Item 2: Properties;

     Item 3: Legal Proceedings;

     Item 6: Management's Discussions and Analysis or Plan of Operations;

     Item 7: Financial Statements and Supplementary Data; and

     Item 9: Changes in and Disagreement with Accountants on Accounting.

     We also incorporate by reference all documents subsequently filed by Sandata with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 prior to the date of the special meeting.

Financial Disclosure


     Our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2002, is enclosed with this proxy statement. See Appendix E. Amendment Number One to our 2002 Annual Report on Form 10-KSB/A filed with the SEC on October 25, 2002 is enclosed with this proxy statement. See Appendix F. Amendment Number Two to our 2002 Annual Report on Form 10-KSB/A filed with the SEC on January 27, 2003 is enclosed with this proxy statement. See Appendix G. Amendment Number Three to our 2002 Annual Report on Form 10-KSB/A filed with the SEC on March 25, 2003 is enclosed with this proxy statement. See Appendix H. Our Quarterly Report on Form 10-QSB for the fiscal quarter ended February 28, 2003 is enclosed with this proxy statement. See Appendix I. Any statement contained in a document incorporated by reference in this proxy statement shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this proxy statement modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this proxy statement.


     We undertake to provide by first class mail, without charge and within two business days of receipt of any written request, to any person to whom a copy of this proxy statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this proxy statement, other than exhibits to the documents, unless the exhibits are specifically incorporated by reference therein. Requests for copies should be directed to Sandata Technologies, Inc., 26 Harbor Park Drive, Port Washington, New York 11050; Attn: Corporate Secretary.

     NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED, OR INCORPORATED BY REFERENCE, IN THIS PROXY STATEMENT, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US OR ANY OTHER PERSON. SANDATA HAS SUPPLIED ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO SANDATA, AND SANDATA ACQUISITION CORP. HAS SUPPLIED ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO SANDATA ACQUISITION CORP. AND ITS AFFILIATES.

                               By order of the Board of Directors

                               /s/ Hugh Freund
                               -------------------------------
                                  Hugh Freund
                                  Executive Vice President and Secretary


April 17, 2003

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints [_________] and _____, and either of them, proxies (each with full power of substitution) to vote, as indicated below, at the special meeting of the stockholders of Sandata Technologies, Inc. to be held on _________, 2003, at 10:00 a.m., local time, as indicated on the reverse side.


     1. A proposal to adopt the Agreement and Plan of Merger, dated as of October 28, 2002, by and among Sandata Technologies, Inc., Sandata Acquisition Corp., Bert E. Brodsky, Hugh Freund and Gary Stoller, as amended by a First Amendment to the Agreement and Plan of Merger, dated as of January 27, 2003, and as further amended by a Second Amendment to the Agreement and Plan of Merger, dated as of April 15, 2003.


                         / / FOR / / AGAINST / / ABSTAIN

         (Continued and to be signed on the reverse side)

     This proxy is solicited on behalf of the board of directors.

     The undersigned hereby acknowledges receipt of the notice of the special meeting and the proxy statement.

              PLEASE SIGN AND DATE THIS PROXY BELOW.

                                          Date:










                                          Please sign exactly as your name
                                          appears on left. When signing as
                                          attorney, executor, administrator,
                                          guardian or corporate official, please
                                          give full title.

                                                                   APPENDIX A-1







                          AGREEMENT AND PLAN OF MERGER



                                      AMONG



                            SANDATA ACQUISITION CORP.

                                 BERT E. BRODSKY

                                   HUGH FREUND

                                  GARY STOLLER

                                       AND


                           SANDATA TECHNOLOGIES, INC.




                          Dated as of October 28, 2002

                                TABLE OF CONTENTS

                                    ARTICLE I
                                  DEFINED TERMS

1.1      Defined Terms........................................................2
         -------------

                                   ARTICLE II
                                     MERGER

2.1      Merger and Surviving Corporation.....................................2
         --------------------------------
         (a)      Merger......................................................2
                  ------
         (c)      Certificate of Incorporation................................2
                  ----------------------------
         (d)      By-Laws.....................................................2
                  -------

2.2      Effectiveness of Merger..............................................2
         -----------------------

2.3      Effect on Capital Stock..............................................3
         -----------------------

2.4      Delivery of Merger Consideration.....................................3
         --------------------------------
         (a)      Payment Agent...............................................3
                  -------------
         (b)      Payment Procedures..........................................3
                  ------------------
         (c)      No Further Ownership Rights in the Target Common Stock......4
                  ------------------------------------------------------
         (d)      Termination of Payment Fund.................................4
                  ---------------------------
         (e)      Investment of Payment Fund..................................4
                  --------------------------
         (f)      Withholding Rights..........................................5
                  ------------------

2.5      Treatment of Options......... .......................................5
         --------------------
         (a)      Options Generally...........................................5
                  -----------------
         (b)      Cancellation of Certain Options.............................5
                  -------------------------------
         (c)      Cancellation Procedures........... .........................5
                  -----------------------
         (d)      Effect of Payments..........................................6
                  ------------------

2.6      Effect of Merger.....................................................6
         ----------------
         (a)      Generally...................................................6
                  ---------
         (b)      Certain Rights..............................................6
                  --------------

2.7      Directors of Surviving Corporation...................................7
         ----------------------------------

2.8      Officers of Surviving Corporation....................................7
         ---------------------------------

2.9      Closing..............................................................7
         -------

                                   ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF PURCHASER AND KEY STOCKHOLDERS

3.1      Valid Existence; Qualification.......................................7
         ------------------------------

3.2      Consents.............................................................8
         --------

3.3      Authority; Binding Nature of Agreement...............................8
         --------------------------------------

3.4      No Breach............................................................8
         ---------

3.5      Capitalization.......................................................8
         --------------
         (a)      Purchaser...................................................8
                  ---------
         (b)      Target Shares...............................................9
                  -------------

3.6      Information Supplied.................................................9
         --------------------

3.7      Operations of Purchaser..............................................9
         -----------------------

3.8      No Financing.........................................................9
         ------------

3.9      Litigation; Compliance with Law.....................................10
         -------------------------------

3.10     Brokers.............................................................10
         -------

3.11     Payments............................................................10
         --------

3.12     Untrue or Omitted Facts.............................................10
         -----------------------

                                   ARTICLE IV
                              PRE-CLOSING COVENANTS

4.1      Purchaser Covenants.................................................10
         -------------------
         (a)      Certain Actions............................................10
                  ---------------
         (b)      Government Filings.........................................11
                  ------------------
         (c)      Voting.....................................................11
                  ------
         (d)      Ownership in Target........................................11
                  -------------------

4.2      Competing Transactions..............................................11
         ----------------------

                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

5.1      Preparation of the Proxy Statement and Schedule 13E-3...............12
         -----------------------------------------------------

5.2      Stockholders' Meeting...............................................12
         ---------------------

5.3      Legal Conditions to Merger..........................................13
         --------------------------

5.4      Employee Stock Options; Employee Plans and Benefits.................13
         ---------------------------------------------------
         (a)      Options....................................................13
                  -------
         (b)      Payments in Respect of Options.............................13
                  ------------------------------
         (c)      Time of Payment............................................13
                  ---------------
         (d)      Withholding................................................13
                  -----------
         (e)      Termination of Equity-Based Compensation...................13
                  ----------------------------------------
         (f)      No Right to Employment.....................................14
                  ----------------------

5.5      Indemnification; Exculpation; Directors' and Officers' Insurance....14
         ----------------------------------------------------------------

5.6      Communication to Employees..........................................14
         --------------------------

5.7      Additional Actions..................................................14
         ------------------

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

6.1      Conditions to Each Party's Obligation to Effect the Merger..........15
         ----------------------------------------------------------
         (a)      Stockholder Approval.......................................15
                  --------------------
         (b)      Government Approvals.......................................15
                  --------------------
         (c)      Consents Under Agreements..................................15
                  -------------------------
         (d)      No Action..................................................15
                  ---------
         (e)      No Injunctions or Restraints; Illegality...................15
                  ----------------------------------------
         (f)      Statutes...................................................15
                  --------
         (g)      Dissenting Shares..........................................15
                  -----------------

6.2      Conditions to Obligations of the Key Stockholders and Purchaser.....16
         ---------------------------------------------------------------
         (a)      Performance of Obligations of Target.......................16
                  ------------------------------------
         (b)      Material Adverse Effect....................................16
                  -----------------------
         (c)      Proceedings................................................16
                  -----------

6.3      Conditions to Obligations of Target.................................16
         -----------------------------------
         (a)      Representations and Warranties.............................16
                  ------------------------------
         (b)      Performance of Obligations of the Key
                    Stockholders and Purchaser...............................16
                  ---------------------------------------
         (c)      Fairness Opinion...........................................16
                  ----------------

                                   ARTICLE VII
                            TERMINATION AND AMENDMENT

7.1      Termination.........................................................17
         -----------

7.2      Effect of Termination...............................................18
         ---------------------

7.3      Fees, Expenses and Other Payments...................................18
         ---------------------------------
         (a)      Generally..................................................18
                  ---------
         (b)      Reimbursement..............................................18
                  -------------
         (c)      Payment Obligations........................................18
                  -------------------

7.4      Amendment...........................................................18
         ---------

7.5      Extension; Waiver...................................................18
         -----------------

                                  ARTICLE VIII
                                  DEFINITIONS

8.1      Certain Definitions.................................................19
         -------------------

                                   ARTICLE IX
                               GENERAL PROVISIONS

9.1      Survival of Representations, Warranties and Agreements..............22
         ------------------------------------------------------

9.2      Notices.............................................................22
         -------

9.3      Interpretation......................................................23
         --------------

9.4      Counterparts........................................................23
         ------------

9.5      Entire Agreement; No Third Party Beneficiaries;
          Rights of Ownership................................................23
         -----------------------------------------------

9.6      Governing Law; Consent to Jurisdiction..............................23
         --------------------------------------
         (a)      Governing Law..............................................23
                  -------------
         (b)      Jurisdiction and Venue.....................................23
                  ----------------------

9.7      Severability; No Remedy in Certain Circumstances....................24
         ------------------------------------------------

9.8      Publicity...........................................................24
         ---------

9.9      Assignment..........................................................24
         ----------

9.10     Adjustment..........................................................24
         ----------

     AGREEMENT AND PLAN OF MERGER dated as of October 28, 2002 (the "Agreement") by and among SANDATA ACQUISITION CORP., a Delaware corporation ("Purchaser"), BERT E. BRODSKY ("Brodsky"), HUGH FREUND ("Freund"), GARY STOLLER ("Stoller"), (Brodsky, Freund and Stoller are sometimes collectively referred to as "Key Stockholders") and SANDATA TECHNOLOGIES, INC., a Delaware corporation ("Target") (Purchaser, Target and the Key Stockholders are sometimes collectively referred to as the "Parties" and individually as a "Party").

                                    RECITALS:

     WHEREAS, it is the intention of the Parties that Purchaser shall merge with and into the Target (the "Merger"), with the Target being the surviving corporation;

     WHEREAS, a special committee of the Board of Directors of the Target (the "Board"), consisting entirely of non-management directors of the Target (the "Special Committee"), was established for, among other purposes, the purpose of evaluating the Merger and making a recommendation to the Board with regard to the Merger.

     WHEREAS, the Special Committee has received the opinion of Brean Murray & Co., Inc. (the "Independent Advisor"), an independent financial advisor to the Special Committee, that, as of October 28, 2002, the consideration to be received by the holders of Target Common Stock (as hereinafter defined) pursuant to the Merger is fair, from a financial point of view, to such holders (the "Fairness Opinion").

     WHEREAS, the Special Committee has, after consultation with the Independent Advisor selected by the Special Committee and in light of and subject to the terms and conditions set forth herein, (i) determined that (x) the Merger Consideration (as defined below) is fair to the holders of Target Common Stock and (y) the Merger is advisable and in the best interests of the Target and the holders of Target Common Stock; (ii) approved, and declared the advisability of, this Agreement and (iii) determined to recommend that the Board and the stockholders of the Target vote to adopt this Agreement.

     WHEREAS, the Board, based on the unanimous recommendation and approval of the Special Committee, has, in light of and subject to the terms and conditions set forth herein, (i) determined that (x) the Merger Consideration (as defined below) is fair to the holders of Target Common Stock and (y) the Merger is advisable and in the best interests of the Target and the holders of Target Common Stock; (ii) approved, and declared the advisability of, this Agreement and (iii) determined to recommend that the stockholders of the Target vote to adopt this Agreement.

     WHEREAS, the Board of Directors and stockholders of Purchaser have approved this Agreement and the Merger and the transactions contemplated by this Agreement;

     WHEREAS, Purchaser and the Key Stockholders desire to make certain representations and warranties and Purchaser, the Key Stockholders and Target desire to make certain covenants and agreements in connection with the Merger and also to prescribe certain conditions to the Merger;

     NOW, THEREFORE, in consideration of the mutual benefits to be derived hereby and the representations, warranties, covenants and agreements herein contained, the Parties agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

     1.1 Defined Terms. Capitalized terms used in this Agreement will have the meanings given such terms in Article VIII hereof or elsewhere in the text of this Agreement, and variants and derivatives of such terms shall have correlative meanings.


                                   ARTICLE II

                                     MERGER

2.1      Merger and Surviving Corporation.

     (a) Merger. Pursuant to the General Corporation Law of the State of Delaware (the "Delaware Statute"), Purchaser shall merge with and into Target, and Target shall be the surviving corporation after the Effective Time of the Merger (the "Surviving Corporation") and shall continue to exist as a corporation created and governed by the laws of the State of Delaware.

     (b) Tax Consequences. For Federal income tax purposes, the parties intend the Merger to be treated as a tax-free reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended.

     (c) Certificate of Incorporation. The Certificate of Incorporation of the Target as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation from and after the Effective Time.

     (d) By-Laws. The By-Laws of the Target as in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation from and after the Effective Time.

     2.2 Effectiveness of Merger. If all of the conditions precedent to the obligations of each of the Parties hereto as hereinafter set forth shall have been satisfied or waived, a certificate of merger relating to the Merger (the "Certificate of Merger") shall be delivered as soon as practicable after the Closing to the Secretary of State of Delaware for filing in accordance with the Delaware Statute. The Merger shall become effective upon the acceptance of such filing by the Secretary of State of Delaware or at such later time as is specified in the Certificate of Merger, which effective time shall be the "Effective Time" of the Merger.

     2.3 Effect on Capital Stock. At the Effective Time, by virtue of the Merger, and without any action on the part of the holder thereof:

     (i) subject to Section 2.3(iv), and other than shares of common stock of the Target, par value $.001 ("Target Common Stock"), owned by Purchaser, each share of Target Common Stock issued and outstanding immediately prior to the Effective Time, shall be converted into the right to receive an amount in cash, without interest, equal to $1.91 (the "Merger Consideration") in the manner provided in Section 2.4 hereof;

     (ii) each share of Target Common Stock issued and held by the Purchaser and/or in the Target's treasury or held by any Subsidiary of the Target immediately prior to the Effective Time, shall, by virtue of the Merger, cease to be outstanding and shall be cancelled and retired without payment of any consideration therefor;

     (iii) each share of common stock, par value $.01 per share, of Purchaser that is issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock of the Surviving Corporation; and

     (iv) notwithstanding anything in this Agreement to the contrary, to the extent provided by the Delaware Statute, Purchaser will not make any payment of Merger Consideration with respect to Target Common Stock held by any person (a "Dissenting Stockholder") who elects to demand appraisal of such Dissenting Stockholder's shares and duly and timely complies with all of the provisions of the Delaware Statute concerning the right of holders of Target Common Stock to require appraisal of their shares ("Dissenting Shares"), but such Dissenting Stockholders shall have the right to receive such consideration as may be determined to be due such Dissenting Stockholders pursuant to the laws of the State of Delaware. If, after the Effective Time, a Dissenting Stockholder withdraws such Dissenting Stockholder's demand for appraisal or fails to perfect or otherwise loses such Dissenting Stockholder's right of appraisal, in any case pursuant to the Delaware Statute, such Dissenting Shares will be deemed to be converted as of the Effective Time into the right to receive the Merger Consideration pursuant to Section 2.3(i).

2.4      Delivery of Merger Consideration.

     (a) Payment Agent. As of the Effective Time, Purchaser shall deposit, or shall cause to be deposited, with a bank or trust company designated by Purchaser and satisfactory to the Special Committee (the "Payment Agent"), for the benefit of the holders of Target Common Stock, for payment in accordance with this Article II through the Payment Agent, the Merger Consideration to be paid in respect of all Target Common Stock (such funds deposited with the Payment Agent, the "Payment Fund").

     (b) Payment Procedures. As soon as reasonably practicable after the Effective Time, the Payment Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented Target Common Stock (the "Certificates"), the following documents:
(i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Payment Agent and shall be in such form and have such other provisions as Purchaser may reasonably specify); and (ii) instructions for use in effecting the surrender of the Certificates in exchange for payment with respect thereto. Upon surrender of a Certificate for cancellation to the Payment Agent together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration payable with respect to the Target Common Stock represented by such Certificate pursuant to the provisions of this
Article II, and the Certificate so surrendered shall forthwith be cancelled. In the event that a holder has lost or misplaced a Certificate, an affidavit of loss thereof (together with an appropriate indemnity and/or bond if Purchaser so requires by notice in writing to the holder of such Certificate) satisfactory in form and substance to the Target's transfer agent and the Payment Agent shall accept such letter of transmittal in lieu of the applicable Certificate. In the event of a transfer of ownership of Target Common Stock which is not registered in the transfer records of the Target, payment of the applicable Merger Consideration may be made to a transferee if the Certificate representing such Target Common Stock is presented to the Payment Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.4, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration with respect thereto as contemplated by this
Section 2.4. No interest shall accrue or be paid to any beneficial owner of Target Common Stock or any holder of any Certificate with respect to the Merger Consideration payable upon the surrender of any Certificate.

     (c) No Further Ownership Rights in the Target Common Stock. The Merger Consideration paid with respect to the cancellation of Target Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Target Common Stock and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Target Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article II, subject to applicable law in the case of Dissenting Shares.

     (d) Termination of Payment Fund. Any portion of the Payment Fund which remains undistributed to the stockholders of the Target for six months after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any stockholders of the Target who have not theretofore complied with this
Article II shall thereafter look only to the Surviving Corporation for payment of their claim for the Merger Consideration. Upon termination of the Payment Fund pursuant to this subsection and upon delivery to the Surviving Corporation of the balance thereof, the Surviving Corporation shall have the right to invest any such amount delivered to it in its sole discretion.

     (e) Investment of Payment Fund. The Payment Agent shall invest any cash included in the Payment Fund as directed by the Surviving Corporation, in (i) obligations of or guaranteed by the United States, and (ii) certificates of deposit, bank repurchase agreements and bankers' acceptances of any bank or trust company organized under federal law or under the law of any state of the United States or of the District of Columbia that has capital, surplus and undivided profits of at least $500 million or in money market funds which are invested substantially in such investments, none of which shall have maturities of greater than one year. Any interest or other income resulting from such investments shall be paid to the Surviving Corporation. The Surviving
Corporation shall replace any net losses incurred by the Payment Fund as a result of investments made pursuant to this Section 2.4(e).

     (f) Withholding Rights. The Surviving Corporation or the Payment Agent shall be entitled to deduct and withhold from the Merger Consideration payable pursuant to this Agreement to any holder of Certificates or Target Common Stock represented thereby such amounts (if any) as the Surviving Corporation or the Payment Agent is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation or the Payment Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Target Common Stock in respect of which such deduction and withholding was made by the Surviving Corporation or the Payment Agent.

2.5       Treatment of Options.

     (a) Options  Generally.  Prior to the Effective Time, except as provided in
Section 2.5(b) hereof, the Board of Directors of the Target (and/or, if appropriate, the Special Committee) shall adopt appropriate resolutions and take all other actions necessary to provide that each outstanding stock option or warrant (each, an "Option") heretofore granted by the Target, whether under the Target's 1995 Stock Option Plan, 1998 Stock Option Plan or 2000 Stock Option Plan (collectively, the "Target Stock Plans"), or otherwise, whether or not then vested or exercisable, shall, at the Effective Time, be cancelled, and each holder thereof shall be entitled to receive a payment in cash as provided in
Section 5.3 hereof, if any (subject to any applicable withholding taxes, the "Cash Payment"). As provided herein, unless otherwise determined by Purchaser, the Target Stock Plans or other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Target) shall terminate as of the Effective Time. After the date hereof, the Target will not issue any Options or other options, warrants, rights or agreements which would entitle any person to acquire any capital stock of the Target or, except as otherwise provided in this Section 2.5(a) or in Section 5.3, to receive any payment in respect thereof.

     (b) Cancellation of Certain Options. At the Effective Time, any and all of the Options held by Bert E. Brodsky, Hugh Freund, Gary Stoller, or any member of the immediate family of any of them and/or trusts for their benefit (the "Purchaser Group"), whether or not exercisable at such time, shall without any action on part of the holder thereof be cancelled.

     (c) Cancellation Procedures. As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall mail or otherwise cause to be delivered to each record Option holder (other than the Purchaser Group) as of the Effective Time, a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Option shall pass, only upon receipt of any originally-executed copy of the Option Agreement between the Optionholder and the Target which evidences the Option (the "Option Agreement") ) and instructions for use in effecting the surrender for cancellation by the Surviving Corporation of the originally-executed Option Agreement for payment therefor, all of which shall be in form and substance reasonably satisfactory to the Target. Upon surrender to the Surviving Corporation for cancellation of an Option Agreement, together with such letter of transmittal duly executed and any other necessary documents reasonably required by the Surviving Corporation, such Option Agreement shall forthwith be cancelled. Payment with respect to each Option shall be made only to the person in whose name the Option Agreement is registered. No interest shall be paid or accrued on the cash payable upon the surrender of the Option Agreement. Until surrender, in accordance with the provisions of this Section 2.5(c), the Option Agreement which immediately prior to the Effective Time evidenced outstanding Options (except for Option Agreements held by the Purchaser Group) shall represent for all purposes the right to receive cash as herein provided. If any holder of an Option shall not surrender to the Surviving Corporation his Option Agreement on or before the fourth anniversary of the Effective Date, he shall forfeit his interest in payment as provided in this Agreement which interest shall revert to the Surviving Corporation.

     (d) Effect of Payments. All payments made in accordance with the terms of this Section 2.5 and Section 5.3 in respect of Options shall be deemed to have been made in full satisfaction of all rights pertaining to such Option.

2.6      Effect of Merger.

     (a) Generally. Except as herein otherwise specifically set forth, the identity, existence, purposes, powers, franchises, rights and immunities of Target shall continue unaffected and unimpaired by the Merger, and the corporate identity, existence, purposes, powers, franchises and immunities of Purchaser shall be merged into Target, and Target, as the Surviving Corporation, shall be fully vested therewith at the Effective Time.

     (b)  Certain Rights. At the Effective Time:

     (i) All rights, privileges, goodwill, franchises and property, real, personal and mixed, and all debts due on whatever account and all other things in action, belonging to Purchaser shall be, and they hereby are, bargained, conveyed, granted, confirmed, transferred, assigned and set over to and vested in Target, as the Surviving Corporation, by operation of law and without further act or deed, and all property and rights, and all and every other interest of Purchaser shall be the property, rights and interests of Target, as the Surviving Corporation, as they were of Purchaser;

     (ii) No Action or proceeding, whether civil or criminal, pending at the Effective Time by or against either Purchaser or Target, or any stockholder, officer or director thereof, shall abate or be discontinued by the Merger, but may be enforced, prosecuted, settled or compromised as if the Merger had not occurred, or the Surviving Corporation may be substituted in such Action or proceeding in place of Purchaser; and

     (iii) All rights of employees and creditors and all Liens (as hereinafter defined) upon the property of Purchaser shall be preserved unimpaired, limited to the property affected by such Liens at the Effective Time, and all the debts, liabilities and duties of Purchaser shall attach to Target as the Surviving
Corporation and shall be enforceable against the Surviving Corporation to the same extent as if all such debts, liabilities and duties had been incurred or contracted by it.

     2.7 Directors of Surviving Corporation. The persons comprising the Board of Directors of the Purchaser immediately prior to the Effective Time shall be the Board of Directors of the Surviving Corporation, who shall hold office from the Effective Time in accordance with its By-Laws until the next annual meeting of stockholders and until their respective successors shall have been elected and shall have qualified, subject to the terms hereof.

     2.8 Officers of Surviving Corporation. The officers of the Purchaser immediately prior to the Effective Time shall be the Board of Directors of the Surviving Corporation, who shall hold office from the Effective Time in accordance with its By-Laws until the next annual meeting of directors and until their respective successors shall have been elected or appointed and shall have qualified, subject to the terms hereof.

     2.9 Closing.  Unless this Agreement shall have been terminated  pursuant to
Article VII and subject to the satisfaction or waiver of the conditions set forth in Article VI, the closing of the Merger (the "Closing") will take place as promptly as practicable (and in any event within five business days) following satisfaction or waiver of the conditions set forth in Article VI (the "Closing Date"), but in no event later than April 15, 2003, at the offices of Certilman Balin Adler & Hyman, LLP, 90 Merrick Avenue, East Meadow, New York 11554, unless another date, time or place is agreed to in writing by the Parties.

                                   ARTICLE III

        REPRESENTATIONS AND WARRANTIES OF PURCHASER AND KEY STOCKHOLDERS

     Purchaser and the Key Stockholders, jointly and severally, make the following representations and warranties to Target, each of which shall be deemed Material, and Target in executing, delivering and consummating this Agreement, has relied upon the correctness and completeness, in all Material respects, of each of such representations and warranties:

     3.1 Valid Existence; Qualification. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser has the power to carry on its business as now conducted and to own its assets. Purchaser is not required to be qualified in any jurisdiction in order to own its assets or carry on its business as now conducted, and there has not been any claim by any other jurisdiction to the effect that Purchaser is required to qualify or otherwise be authorized to do business as a foreign corporation therein. The copies of Purchaser's Certificate of Incorporation, as amended to date, certified by the Secretary of State of the State of Delaware, and By-Laws, as amended to date (certified by the Secretary of Purchaser), which have been delivered to Target, are true and complete copies of those documents as in effect on the date hereof.

     3.2 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or other Person is required to be received by or on the part of Purchaser or any Key Stockholder to enable Purchaser and/or such Key Stockholder to enter into and carry out this Agreement and/or Purchaser to consummate the Merger.

     3.3 Authority; Binding Nature of Agreement. Purchaser has the corporate power and authority to enter into this Agreement and carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors and stockholders of Purchaser, and no other corporate proceedings on the part of Purchaser are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of Purchaser and each Key Stockholder and is enforceable against it in accordance with its terms.

     3.4 No Breach. Neither the execution and delivery of this Agreement nor compliance by Purchaser and/or any Key Stockholder with any of the provisions hereof nor the consummation of the transactions contemplated hereby will:

     (i)  violate  or  conflict  with  any  provision  of  the   Certificate  of
Incorporation or By-Laws of Purchaser;

     (ii) violate or conflict with, or alone or with notice or the passage of time, or both, result in the breach or termination of, or otherwise give any party the right to terminate, or declare a Default under, the terms of any Contract to which Purchaser and/or any Key Stockholder is a party or by which it or he may be bound;

     (iii) result in the creation of any Lien upon any of the assets of Purchaser;

     (iv) violate any judgment, order, injunction, decree or award against, or binding upon, Purchaser and/or any Key Stockholder or upon any of its or his assets; or

     (v) violate any law or regulation of any jurisdiction relating to Purchaser and/or any Key Stockholder.

3.5  Capitalization.

     (a) Purchaser. The authorized capital stock of Purchaser consists of 100,000 shares of Common Stock, $.01 par value per share ("Purchaser Common Stock"), of which no shares are issued and outstanding. At or prior to Closing, Purchaser shall deliver to Target a true and complete list of the record holders of such shares. At the time such shares are issued, all of such issued and outstanding shares of Purchaser Common Stock shall be duly authorized, validly issued, fully paid and nonassessable. There are no outstanding Derivative Securities of Purchaser that are convertible into or exchangeable for any securities of Purchaser and there are no outstanding subscriptions, options, warrants, rights, calls or other commitment or agreements to which Purchaser or any Key Stockholder or member of the Purchaser Group is a party or by which it or he is bound calling for the issuance, transfer, sale or disposition of any securities of Purchaser or Derivative Securities of Purchaser.

     (b) Target Shares. Each of the members of the Purchaser Group, directly or indirectly, Beneficially Owns the number of shares of Target Common Stock set forth opposite his or her name below (in each case, the "Purchaser Group Shares"):

         Name                                     Number of Shares

         Bert E. Brodsky                             747,773
         Jessica Heather Brodsky                     294,470
         David Craig Brodsky                          18,783
         Jeffrey Holden Brodsky                      184,925
         Lee Jared Brodsky                            18,684
         Hugh Freund                                 350,721
         Emily Freund                                 20,732
         Leland Freund                                20,732
         Gertrude Kay                                  6,000
         Gary Stoller                                153,778

     Except for the Options to be cancelled pursuant to Section 2.5(b), there are no outstanding Derivative Securities of Target that are convertible into or exchangeable for any securities of Target and there are no outstanding subscriptions, options, warrants, rights, calls or other commitment or agreements to which any member of the Purchaser Group is a party or by which it or he is bound calling for the issuance, transfer, sale or disposition of any securities of Target or Derivative Securities of Target.

     3.6 Information Supplied. None of the information concerning the Key Stockholders or Purchaser provided by or on behalf of the Key Stockholders and/or Purchaser specifically for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3 will, at the date of mailing to stockholders and at the times of the meetings of stockholders to be held in connection with the Merger, contain any untrue statement of a Material fact or omit to state any Material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.7 Operations of Purchaser. Purchaser was incorporated on April 17, 2002 has engaged in no business activities and has conducted its operations only as contemplated hereby.


     3.8 No Financing. Purchaser has, or will as of the Closing have, sufficient funds available in the aggregate amount sufficient to pay all of the Merger Consideration and any payments required under this Agreement. Immediately after giving effect to the transactions contemplated hereby, Purchaser will not (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the fair salable value of its assets is less than the amount required to pay its probable liability on its existing debts as they mature), (ii) have unreasonably small capital with which to engage in its business, or (iii) have incurred debts beyond its ability to pay as they come due.

     3.9 Litigation; Compliance with Law. There are no Actions relating to Purchaser or any of its assets or business, pending or, to the knowledge of Purchaser, threatened, or any order, injunction, award or decree outstanding against Purchaser or against or relating to any of its assets or business; and to the knowledge of Purchaser and the Key Stockholders, there exists no basis for any such Action. The Purchaser is not in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any Governmental Entity or court or arbitrator relating to its assets.

     3.10 Brokers. Neither Purchaser nor any Key Stockholder has engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its or his behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated hereby.

     3.11 Payments. Purchaser has not directly or indirectly paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, client, customer, supplier, government official or other Person, in the United States or any other country, which is illegal under any federal, state or local laws of the United States (including, without limitation, the U.S. Foreign Corrupt Practices Act) or such other country.

     3.12 Untrue or Omitted Facts. No representation, warranty or statement by Purchaser and/or any Key Stockholder in this Agreement contains any untrue statement of a Material fact, or omits to state a Material fact necessary in order to make such representations, warranties or statements not misleading. Without limiting the generality of the foregoing, there is no fact known to Purchaser and/or any Key Stockholder that has had, or which may be reasonably expected to have, a Material Adverse Effect that has not been disclosed in this Agreement.

                                   ARTICLE IV

                              PRE-CLOSING COVENANTS

     4.1  Purchaser  Covenants.   Except  as  expressly   contemplated  by  this
Agreement, after the date hereof and prior to the Effective Time, without the prior written consent of the Target:

     (a) Certain Actions. The Purchaser shall not (and the Key Stockholders shall not authorize or permit Purchaser to) take any action that would, or might reasonably be expected to, result in any of its or the Target's representations and warranties set forth in this Agreement being or becoming untrue in any Material respect, or in any of the conditions to the Merger set forth in Article VI not being satisfied, or which would adversely affect the ability of any of them or of the Target to obtain any of the Requisite Regulatory Approvals.

     (b) Government Filings. Purchaser shall (and the Key Stockholders shall cause the Purchaser to) cooperate with the Target in determining whether any filings are required to be made with, or consents, authorizations, orders, approvals required to be obtained from, any third party or Governmental Entity prior to the Effective Time in connection with this Agreement or the transactions contemplated hereby, and shall cooperate in making any such filings promptly and in seeking to obtain timely any such consents, authorizations, orders and/or approvals. Purchaser shall (and the Key Stockholders shall cause the Purchaser to) promptly provide the Target with copies of all other filings made by the Purchaser with any Governmental Entity in connection with this Agreement, the Merger or the other transactions contemplated hereby.

     (c) Voting. The Purchaser shall (and the Key Stockholders shall cause the Purchaser to) and the Key Stockholders shall (and shall cause all members of the Purchaser Group to) vote all Target Common Stock standing in their respective names on the books of the Target to approve this Agreement and the transactions contemplated hereby.

     (d) Ownership in Target.

          (i) Prior to the Effective Time, the Key Stockholders shall (and shall cause the other members of the Purchaser Group to) contribute their Purchaser Group Shares to the Purchaser.

          (ii) Between the date hereof and the Effective Time, the Key Stockholders shall not take any action that would prevent the Purchaser from owning, and shall cause the Purchaser to own, on or prior to the Effective Time, a number of shares of Target Common Stock no less than the number of Purchaser Group Shares.

          (iii) Prior to the Effective Time, the Key Stockholders shall (or shall cause the Purchaser Group to) contribute to the capital of Purchaser an amount of cash sufficient to pay the aggregate Merger Consideration and all reasonably forseeable claims arising in connection with this Agreement and the Merger.

     4.2 Competing Transactions. Nothing contained in this Agreement shall prohibit the Target from, prior to the date of the Stockholders' Meeting, (i) furnishing information to, or entering into discussions or negotiations with, any person that makes an unsolicited written, bona fide proposal to the Target with respect to a Competing Transaction which could reasonably be expected to result in a Superior Proposal, if, (A) the failure to take such action would be inconsistent with the Board's and the Special Committee's fiduciary duties to the Target's stockholders under applicable law, and (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person, the Target (x) provides reasonable notice to Purchaser to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person and (y) receives from such person a fully executed confidentiality agreement, (ii) complying with the rules and regulations promulgated by the SEC, including, without limitation, Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer, or (iii) failing to make or withdrawing or modifying its recommendation referred to in Section 5.2, or recommending an unsolicited, bona fide proposal with respect to a Competing Transaction which could reasonably be expected to result in a Superior Proposal, following the receipt of such a proposal, if the failure to take such action would be inconsistent with the Board's and the Special Committee's fiduciary duties to the Target's stockholders under applicable law.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS


5.1     Preparation of the Proxy Statement and Schedule 13E-3.

     (i) The Target shall as promptly as practicable prepare and file a proxy or information statement relating to the Stockholders' Meeting (together with all amendments, supplements and exhibits thereto, the "Proxy Statement") with the SEC and will use its best efforts to respond to the comments of the SEC and to cause the Proxy Statement to be mailed to the Target's stockholders at the earliest practical time. The Target will notify Purchaser promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply Purchaser with copies of all correspondence between the Target or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Merger. If at any time prior to the Stockholders' Meeting there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, the Target will promptly prepare and mail to its stockholders such an amendment or supplement. The Target will not mail any Proxy Statement, or any amendment or supplement thereto, to which Purchaser reasonably objects. The Target hereby consents to the inclusion in the Proxy Statement of the recommendation of the Board described in Section 5.2, subject to any modification, amendment or withdrawal thereof, and represents that the Independent Advisor has, subject to the terms of its engagement letter with the Target, consented to the inclusion of references to the Fairness Opinion in the Proxy Statement.

     (ii) The Target and Purchaser shall together prepare and file a Transaction Statement on Schedule 13E-3 (together with all amendments and exhibits thereto, the "Schedule 13E-3") under the Exchange Act. Each of the Key Stockholders and Purchaser shall furnish all information concerning it, its Affiliates and the holders of its capital stock required to be included in the Schedule 13E-3 and, after consultation with each other, shall respond promptly to any comments made by the SEC with respect to the Schedule 13E-3. All such information shall be in accordance with and subject to Section 3.5 of this Agreement.

     5.2 Stockholders' Meeting. The Target shall call the Stockholders' Meeting to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement, the Merger and the other transactions contemplated hereby. The Target will, through its Board and the Special Committee, recommend to its stockholders approval of such matters, unless the taking of such action would be inconsistent with the Board's and the Special Committee's fiduciary duties to stockholders under applicable laws. The Target shall solicit from Target stockholders entitled to vote at the Stockholders' Meeting proxies in favor of such approval and shall take all other action necessary or helpful to secure the vote or consent of such holders required by the Delaware Statute or this Agreement to effect the Merger. The Target shall (and the Key Stockholders shall cause the Target to) coordinate and cooperate with Purchaser with respect to the timing of such meeting.

     5.3 Legal Conditions to Merger. Each of the Target, the Key Stockholders and Purchaser shall use all reasonable best efforts to take, or cause to be taken, all actions necessary (i) to comply promptly with all legal requirements which may be imposed on such party with respect to the Merger and to consummate the transactions contemplated by this Agreement, subject to the approval of stockholders of the Company described in Section 5.2, and (ii) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity and of any other public or private third party which is required to be obtained or made by such party in connection with the Merger and the transactions contemplated by this Agreement.

     5.4 Employee Stock Options; Employee Plans and Benefits.

     (a) Options. Prior to the Effective Time, the Board of Directors of the Target (or, if appropriate, the Special Committee or any committee administering the Target Stock Option Plans) shall adopt such resolutions or take such other actions as are required to effect the transactions contemplated by Section 2.5 in respect of all outstanding Options, and thereafter the Board of Directors of the Target (or any such committee) shall adopt any such additional resolutions and take such additional actions as are required in furtherance of the foregoing.

     (b)  Payments in Respect of  Options.  Each  Option  cancelled  pursuant to
Section 2.5(a) shall, upon cancellation, be converted into the right to receive an amount in cash equal to the product of (i) the number of shares of Target Common Stock subject to such Option, whether or not then exercisable, and (ii) the excess, if any, of the Merger Consideration over the exercise price per share subject or related to such Option (the "Option Consideration").

     (c) Time of Payment.  The cash amount  described in  paragraph  (b) of this
Section  5.4 shall be paid as  promptly as is  practicable  after the  Effective
Time.

     (d) Withholding. All amounts payable pursuant to Section 2.5(a) and Sections 5.4(b) and (c) shall be subject to any required withholding of taxes and shall be paid without interest. Payment shall, at Purchaser's request, be withheld in respect of any Option until Purchaser has received documentation that evidences such payment is in full satisfaction of all rights under such Option.

     (e) Termination of Equity-Based Compensation. No stock options or warrants will be issued under the Target Stock Option Plans or otherwise after the date hereof. Unless otherwise determined by Purchaser, any provision in any other Benefit Plan providing for the potential issuance, transfer or grant of any capital stock of the Target or any interest, or release of restrictions, in respect of any capital stock of the Target shall be terminated as of the Effective Time. The Target shall ensure that, as of the Effective Time, unless otherwise determined by Purchaser, no holder of an Option, restricted stock or Derivative Security or any participant in the Target Stock Option Plans or other Benefit Plan or otherwise shall have any right thereunder to acquire any capital stock of the Target or the Surviving Corporation, other than shares of Target Common Stock issued or issuable upon exercise of Options that were issued and outstanding on the date hereof. Holders of Options shall not be entitled to receive any payment or benefit except as provided in Section 2.5(a) and this
Section 5.4.

     (f) No Right to Employment. Other than as specifically contemplated in this Agreement, nothing contained in this Agreement shall confer upon any employee of the Target or any ERISA Affiliate any right with respect to employment by Purchaser, the Surviving Corporation or any of its Affiliates, nor shall anything herein interfere with any or create any additional right of Purchaser, the Surviving Corporation or any of its Affiliates to terminate the employment of any such employee at any time, with or without cause, or restrict Purchaser, the Surviving Corporation or any of Purchaser's Affiliates in the exercise of their independent business judgment in modifying any other terms and conditions of the employment of any such employee.

5.5      Indemnification;  Exculpation;  Directors' and Officers' Insurance.

     (i) As of the Effective Time, the certificate of incorporation and by-laws of the Surviving Corporation shall contain provisions no less favorable with respect to indemnification and exculpation than are set forth in the certification of incorporation and/or by-laws of the Target, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at the Effective Time were directors, officers, employees or agents of the Target. From and after the Effective Time, for a period of six years, Purchaser and the Surviving Corporation, jointly and severally, shall indemnify the directors and officers of the Target on terms no less favorable than the provisions with respect to indemnification that are set forth in the certificate of incorporation and/or by-laws of the Target as of the Effective Time. Purchaser and the Target agree that the directors, officers and employees of the Target covered thereby are intended to be third party beneficiaries under this Section 5.5 and shall have the right to enforce the obligations of the Surviving Corporation and the Purchaser.

     (ii) The Surviving Corporation shall maintain in effect, from the Effective Time until such period of time during which claims could legally be made against any director or officer of the Target, in their capacity as such, any and all directors' and officers' liability insurance currently maintained by the Target.

     5.6 Communication to Employees. The Target and Purchaser will cooperate with each other with respect to, and endeavor in good faith to agree in advance upon the method and content of, all written or oral communications or disclosure to employees of the Target or any of its Subsidiaries with respect to the Merger and any other transactions contemplated by this Agreement. Upon reasonable notice, the Target shall (and the Key Stockholders shall cause the Target to) provide Purchaser access to the Target's and its Subsidiaries' employees and facilities.

     5.7 Additional Actions. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

     6.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each Party to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions unless waived by both Purchaser and Target:

     (a) Stockholder Approval. This Agreement shall have been approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of Target Common Stock entitled to vote thereon.

     (b) Government Approvals. All authorizations, consents, orders or approvals of, or declarations or filings with, and all expirations or early terminations of waiting periods imposed by, any Governmental Entity which are necessary for the consummation of the Merger shall have been filed, occurred or been obtained (all such permits, approvals, filings and consents and the lapse of all such waiting periods being referred to as the "Requisite Regulatory Approvals") and all such Requisite Regulatory Approvals shall be in full force and effect.

     (c) Consents Under Agreements. The Target shall have obtained the consent or approval of all persons and Governmental Entities relating to any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement, Contract or instrument to which it or any of its subsidiaries is a party.

     (d) No Action. No Action, suit or proceeding shall have been instituted, or shall be pending or threatened (i) seeking to restrain in any Material respect or prohibit the consummation of the Merger, (ii) seeking to obtain from the Target, any of its directors, or Purchaser any damages which would reasonably be expected to result in a Material Adverse Effect, or (iii) seeking to impose the restrictions, prohibitions or limitations on the Merger.

     (e) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding by any Governmental Entity seeking any of the foregoing be pending.

     (f) Statutes. No statute, rule, regulation, executive order or decree or order of any kind shall have been enacted by any Governmental Entity which would make the consummation of the Merger illegal.

     (g) Dissenting Shares. Dissenting Shares shall constitute less than 25% of all shares of Target Common Stock outstanding immediately prior to the Effective Time.

     6.2 Conditions to Obligations of the Key Stockholders and Purchaser. The obligations of the Key Stockholders and Purchaser to effect the Merger are subject to the satisfaction of the following conditions unless waived by the Key Stockholders and Purchaser:

     (a) Performance of Obligations of Target. The Target shall have performed and complied in all Material respects with all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing Date, and Purchaser shall have received a certificate signed on behalf of the Target by the President and Chief Executive Officer of the Target and by the Chief Financial Officer of the Target to such effect.

     (b) Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Material Adverse Effect with respect to the Target and no facts or circumstances arising after the date of this Agreement shall have occurred which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to the Target.

     (c) Proceedings. All proceedings to be taken on the part of the Target in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser shall have received copies of all such documents and other evidences as Purchaser may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

     6.3 Conditions to Obligations of Target. The obligation of the Target to effect the Merger is subject to the satisfaction of the following conditions unless waived by the Target:

     (a) Representations and Warranties. The representations and warranties of the Purchaser and the Key Stockholders set forth in this Agreement shall be true and correct in all respects as of the Effective Time as though made on or as of such time (ignoring for purposes of this determination any materiality or Material Adverse Effect qualifiers contained within individual representations and warranties), except for (i) those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time which need only be true and correct as of such date or with respect to such period and (ii) such failures to be true and correct as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on Purchaser.

     (b) Performance of Obligations of the Key Stockholders and Purchaser. The Key Stockholders and Purchaser shall have performed and complied in all Material respects with all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Target shall have received a certificate signed on behalf of Purchaser by the President and Chief Executive Officer of Purchaser and by the Chief Financial Officer of Purchaser and by each Key Stockholder to such effect.

     (c) Fairness Opinion. The Special Committee shall have received the Fairness Opinion of the Independent Advisor as of the Effective Time and the Fairness Opinion of the Independent Advisor shall not have been withdrawn, modified, repealed or revoked.

                                   ARTICLE VII

                            TERMINATION AND AMENDMENT


     7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Target:

     (i) by mutual consent of Purchaser and the Target in a written instrument, whether or not the Merger has been approved by the stockholders of the Target;

     (ii) by the Target, if any of the conditions set forth in Sections 6.1 and/or 6.3 would be incapable of being satisfied by April 15, 2003 and shall not have been waived;

     (iii) By the Purchaser and Key Stockholders, if any of the conditions set forth in Sections 6.1 and/or 6.2 would be incapable of being satisfied by April 15, 2003, in each case, except as such shall have been the result of any action or inaction by Purchaser or any Key Stockholder, and shall not have been waived by Target;

     (iv) by either Purchaser or the Target if the Merger shall not have been consummated on or prior to April 15, 2003 (or such later date as may be agreed to in writing by the Target and Purchaser) (other than due to the failure of the party seeking to terminate this Agreement to perform its obligations under this Agreement required to be performed at or prior to the Effective Time);

     (v) by Purchaser, if the Special Committee or the Board shall have (i) withdrawn, modified or changed its approval or recommendation of this Agreement, the Merger or any of the other transactions contemplated herein in any manner which is adverse to Purchaser or shall have resolved to do the foregoing; or
(ii) approved or have recommended to the stockholders of the Target a Competing Transaction or a Superior Proposal, entered into an agreement with respect to a Competing Transaction or Superior Proposal or shall have resolved to do the foregoing;

     (vi) by Purchaser, if (i) a tender offer or exchange offer or a proposal by a third party to acquire the Target or the Target Common Stock pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or similar transaction shall have been commenced or publicly proposed which contains a proposal as to price (without regard to the specificity of such price proposal) and (ii) the Target shall not have made a recommendation to the stockholders of the Target to reject such proposal within ten (10) business days of its commencement or the date such proposal first becomes publicly disclosed, if sooner;

     (vii) by the Target, if the Special Committee and the Board authorize the Target to enter into a written agreement with respect to a Competing Transaction that the Special Committee and the Board have determined is a Superior Proposal; and

     (viii) by Target, in its sole discretion, which shall be final, conclusive and binding, to the extent it believes such termination to be reasonably necessary to discharge the fiduciary obligation of its Board of Directors and/or Special Committee under applicable law.

     7.2 Effect of Termination. In the event of termination of this Agreement and abandonment of the Merger by either the Target or Purchaser as provided in
Section 7.1, this Agreement shall forthwith terminate and there shall be no liability or obligation on the part of Purchaser, the Key Stockholders or the Target or their respective officers or directors except with respect to Sections
5.5 and 7.3; provided, however, that, subject to the provisions of Section 9.7, nothing herein shall relieve any party of liability for any breach hereof, except that in the event of a termination of this Agreement, no party shall have any right to the recovery of expenses except as provided in Section 7.3.

     7.3 Fees, Expenses and Other Payments.

     (a) Generally. Except as otherwise provided in this Section 7.3, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, fees and disbursements of counsel, financial advisors and accountants) shall be borne solely and entirely by the party which has incurred such costs and expenses (with respect to such party, its "Expenses").

     (b) Reimbursement. Purchaser and the Key Stockholders agree that if this Agreement shall be terminated pursuant to Sections 7.1(ii), 7.1(iii) (but only with respect to the failure of a condition set forth in 6.1) or 7.1(iv) through
(viii) then they shall pay to the Target an amount equal to Target's actual Expenses.

     (c) Payment  Obligations.  Any payment required to be made pursuant to this
Section 7.3 shall be made as promptly as practicable but not later than five business days after termination of this Agreement and shall be made by wire transfer of immediately available funds to an account designated by Target.

     7.4 Amendment. To the extent permitted by the Delaware Statute, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors and the Special Committee, at any time before the Effective Time, regardless of approval of the matters presented in connection with the Merger by the stockholders of the Target or of Purchaser. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties hereto.

     7.5 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors and the Special Committee, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and
(iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                  ARTICLE VIII

                                   DEFINITIONS


     8.1 Certain Definitions. For purposes of this Agreement:

     (a) "Action" shall mean any action, claim, suit, demand, litigation, governmental or other proceeding, labor dispute, arbitral action, governmental audit, inquiry, investigation, criminal prosecution, investigation or unfair labor practice charge or complaint.

     (b) an "Affiliate" of any person or entity means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person or entity.

     (c) "Beneficially Own" or "Beneficial Ownership" with respect to any securities, means having "beneficial ownership" of such securities in accordance with the provisions of Rule 13d-3 under the Exchange Act. Without duplicative counting of the same securities by the same holder, securities beneficially owned by a person include securities beneficially owned by all other persons with whom such person would constitute a group.

     (d) "Benefit Plan" shall mean any "employee benefit plans" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including, but not limited to, employment Contracts, bonus, pension, profit sharing, deferred compensation, incentive compensation, excess benefit, stock, stock option (including the Target Stock Plans), severance, termination pay, change in control or other employee benefit plans, programs or arrangements, including those providing medical, dental, vision, disability, life insurance and vacation benefits (other than those required to be maintained by law), whether written or unwritten, qualified or unqualified, funded or unfunded, foreign or domestic, currently maintained, or contributed to, or required to be maintained or contributed to, by the Target or any ERISA Affiliate for the benefit of any current or former employees, officers or directors of the Target or any Subsidiary or with respect to which the Target or its Subsidiaries have any liability.

     (e) "Contract" shall mean any agreement, contract, note, lease, evidence of indebtedness, purchase order, letter of credit, indenture, security or pledge agreement, franchise agreement, undertaking, covenant not to compete, employment agreement, license, instrument, obligation, commitment, course of dealing or practice, understanding or arrangement, whether written or oral, to which a particular Person is a party or is otherwise bound.

     (f) "Competing Transaction" shall mean any of the following (other than the transactions contemplated by this Agreement) involving the Target: (i) any merger, consolidation, share exchange, exchange offer, business combination, recapitalization, liquidation, dissolution or other similar transaction involving the Target resulting in the Target's current stockholders owning less than a majority of the capital stock of the surviving corporation in such transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets representing 20% or more of the total assets of the Target and its Subsidiaries, in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 20% or more of the outstanding Target Common Stock or the filing of a registration statement under the Securities Act in connection therewith; (iv) any person or group acquiring Beneficial Ownership of 15% or more, or such person or group having increased its Beneficial Ownership beyond 15%, of the outstanding Target Common Stock; or (v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     (g) "Default" shall mean any breach, default and/or other violation, and/or the occurrence of any event that with or without the passage of time or the giving of notice or both would constitute a breach, default or other violation, under, or give any Person the right to accelerate, terminate or renegotiate, any Contract.

     (h) "Derivative Securities" shall mean warrants, options, rights, shares of capital stock, evidences of indebtedness, or other securities, which are convertible, exercisable or exchangeable into shares of common stock.

     (i) "ERISA Affiliate" shall mean the Target or any other person or entity that, together with the Target, is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) "Governmental Entity" shall mean a federal, state, local, or foreign governmental body or a political subdivision of such governmental body, or other regulatory body, court, administrative agency or commission or other governmental authority or instrumentality.

     (l) "Lien" shall mean any claim, lien, pledge, option, charge, restriction, easement, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

     (m) "Material" with respect to any entity means an event, change or effect which is material in relation to the condition (financial or otherwise), properties, assets, liabilities, businesses or operations of such entity and its Subsidiaries taken as a whole.

     (n) "Material Adverse Effect" means, with respect to the Target or Purchaser, any change, event or effect shall have occurred that, when taken together with all other adverse changes, events or effects that have occurred would or would reasonably be expected to (i) be Materially adverse to the business, assets, properties, results of operations or condition (financial or otherwise) of such party and its Subsidiaries taken as a whole, or (ii) prevent or Materially delay the consummation, or increase the cost to Purchaser, of the Merger.

     (o) "Person" means an individual,  corporation,  limited liability company,
general  or  limited   partnership   ,  joint   venture,   association,   trust,
unincorporated organization or other legal entity.

     (p) "Securities Act" shall mean the Exchange Act of 1933, as amended.

     (q) "SEC" means the United States Securities and Exchange Commission.

     (r) a "Subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

     (s) "Superior Proposal" means any bona fide written proposal to acquire, directly or indirectly, for consideration consisting of cash and/or securities, all of the shares of Target Common Stock then outstanding or all or substantially all of the assets of the Target and the assumption of the liabilities and obligations of the Target to be followed by a pro rata distribution of the sale proceeds to stockholders of the Target, that (i) is not subject to any financing conditions or contingencies, (ii) provides holders of Target Common Stock with per share consideration that the Special Committee determines in good faith, after receipt of advice of its Independent Advisor, is more favorable from a financial point of view than the consideration to be received by holders of Target Common Stock in the Merger, (iii) is determined by the Special Committee in its good faith judgment, after receipt of advice of its Independent Advisor and outside legal counsel, to be likely of being completed (taking into account all legal, financial, regulatory and other aspects of the proposal, the Person making the proposal and the expected timing to complete the proposal), and (iv) does not, in the definitive agreement, contain any "due diligence" conditions.

                                   ARTICLE IX

                               GENERAL PROVISIONS


     9.1 Survival of Representations, Warranties and Agreements. The representations and warranties made by the Parties contained in this Agreement and any other agreement delivered pursuant hereto or made in writing by or on behalf of the Parties shall not survive beyond the Effective Time.

     9.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a) if to the Key Stockholders and Purchaser, to:

               Sandata Acquisition Corp.
               26 Harbor Park Drive
               Port Washington, New York 11050
               Attention: Bert E. Brodsky
               Facsimile: (516) 484-3290

               With a copy to:

               Panza, Maurer & Maynard, P.A.
               Third Floor, Bank of America Building
               3600 North Federal Highway
               Fort Lauderdale, Florida 33308
               Attention:  Linda C. Frazier, Esq.
               Facsimile:  (954) 390-7991

     (b) if to the Target, to:

               Sandata Technologies, Inc.
               26 Harbor Park Drive
               Port Washington, New York 11050
               Attention: Jonathan Friedman, Esq.
               Facsimile: (516) 605-6989

               With copies to:

               Certilman Balin Adler & Hyman, LLP
               90 Merrick Avenue, 9th Floor
               East Meadow, New York 11554
               Attention: Steven J. Kuperschmid, Esq.
               Facsimile: (516) 296-7111


     9.3 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The recitals hereto constitute an integral part of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. The phrases "the date of this Agreement", "the date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to October 28, 2002.

     9.4   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     9.5 Entire Agreement; No Third Party Beneficiaries; Rights of Ownership. This Agreement (including the documents and the instruments referred to herein)
(i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (ii) except as provided in Sections 2.4, 2.5, 5.3 and 5.5, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. The parties hereby acknowledge that, except as hereinafter agreed to in writing, no party shall have the right to acquire or shall be deemed to have acquired shares of common stock of the other party pursuant to the Merger until consummation thereof.

     9.6 Governing Law; Consent to Jurisdiction.

     (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof.

     (b) Jurisdiction and Venue. Each of the parties hereto (A) consents to submit itself to the exclusive personal jurisdiction and venue of any Delaware state court or any federal court located in the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (B) agrees that it shall not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court.

     9.7 Severability; No Remedy in Certain Circumstances. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed. Except as otherwise contemplated by this Agreement, to the extent that a party hereto took an action inconsistent herewith or failed to take action consistent herewith or required hereby pursuant to an order or judgment of a court or other competent authority, such party shall incur no liability or obligation unless such party did not in good faith seek to resist or object to the imposition or entering of such order or judgment.

     9.8 Publicity. Except as otherwise required by any applicable law or rules or regulations promulgated thereunder, including, without limitation, any public disclosure obligations of Target, so long as this Agreement is in effect, neither the Target, the Key Stockholders nor Purchaser shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld.

     9.9 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     9.10 Adjustment. All dollar amounts and share numbers set forth herein, including without limitation the Merger Consideration, shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split or similar event affecting the Target Common Stock, between the date of this Agreement and the Effective Time, to the extent appropriate.

     The Remainder of this Page is Intentionally Left Blank. Signature page follows.

     IN WITNESS WHEREOF, Purchaser, the Key Stockholders and the Target have caused this Agreement, to be signed by their respective officers thereunto duly authorized or individually, as the case may be, all as of the date hereof.

                                                  SANDATA ACQUISITION CORP.

                                                  By: /s/Jessica Brodsky Miller
                                                      -------------------------
                                                  Name: Jessica Brodsky Miller
                                                  Title: President


                                                  SANDATA TECHNOLOGIES, INC.

                                                  By:/s/ Bert E. Brodsky
                                                     --------------------
                                                  Name: Bert E. Brodsky
                                                  Title: President


                                                     /s/Bert E. Brodsky
                                                     ------------------
                                                     Bert E. Brodsky


                                                     /s/Hugh Freund
                                                     ------------------
                                                     Hugh Freund


                                                     /s/Gary Stoller
                                                     ------------------
                                                     Gary Stoller

                                                                    APPENDIX A-2




                 FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

     FIRST AMENDMENT (this "Amendment"), dated as of January 27, 2003, by and among Sandata Acquisition Corp., Delaware corporation ("Purchaser"), Bert E. Brodsky ("Brodsky"), Hugh Freund ("Freund"), Gary Stoller ("Stoller") and Sandata Technologies, Inc. ("Target").

     WHERAS, Purchaser, Brodsky, Freund, Stoller and Target are party to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 28, 2002;

     WHEREAS, Target, Brodsky, Freund, Stoller and the other members of the Board of Directors (the "Board") of Target are defendants in two substantially similar class actions which have been consolidated into one action (the "Action") alleging breach of fiduciary duties by the members of the Board to the stockholders of Target in connection with the Merger Agreement and seeking injunctive relief and damages in connection therewith;

     WHEREAS, after negotiations between counsel for the defendants and lead counsel for the plaintiffs' in the Action, and after concluding with its own financial advisor that it would be in the best interests of Target's public stockholders to do so, on November 19, 2002, plaintiffs' counsel offered to settle the Action if the Merger Agreement were modified so that Target's public stockholders would receive $2.21 per share, subject to confirmatory discovery and agreement on reasonable attorneys' fees to be paid to plaintiffs' counsel;

     WHEREAS,  the  defendants  accepted   plaintiffs'   settlement  offer,  and
Purchaser verbally increased its offer set forth in the Merger Agreement to $2.21 per share;

     WHEREAS, on December 23, 2002, counsel for plaintiffs and counsel for defendants finalized and executed a Memorandum of Understanding (the "MOU") memorializing the terms of the proposed settlement and setting forth their agreement to use their best efforts to execute and seek court approval of a definitive settlement (the "Settlement"), without any admission of breach of fiduciary duty or other wrongdoing by Defendants;

     WHEREAS, the existence and prosecution of the Actions was a material factor considered by Purchaser in determining to increase the per share consideration to be paid to holders of Target's outstanding minority shares pursuant to the Merger Agreement from $1.91 to $2.21 per share;

     WHEREAS, the parties to the Action have entered into a Stipulation of Settlement (the "Stipulation") which formalizes the agreement of the parties to the Action set forth in the MOU; and

     WHEREAS, Purchaser, Target, Brodsky, Freund and Stoller now wish to amend the Merger Agreement to increase the per share merger consideration from $1.91 per share of Target's common stock to $2.21 per share.

     NOW THEREFORE, in consideration of the mutual benefits being conferred by the Merger Agreement, the MOU, the Stipulation and this Amendment, and the representations, warranties, covenants and agreements contained herein and therein, the parties to the Merger Agreement agree as follows:

     1. Section 2.3(i) of the Merger Agreement, titled Effect on Capital Stock, is hereby amended by deleting $1.91 and inserting $2.21 so that the Merger Consideration, as defined in the Merger Agreement, is $2.21.

     2. Other than as set forth in Section 1 of this Amendment, the provisions of the Merger Agreement shall remain in full force and effect.

     3. This Amendment may be executed in two or more counterparts, all of which shall be considered on and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     IN WITNESS WHEREOF, Purchaser, Target, Brodsky, Freund and Stoller have caused this Amendment to be signed by their respective officers thereunto duly authorized or individually, as the case may be, all as of the date first above written.

                                              SANDATA ACQUISITION CORP.


                                               By: /s/ Jessica Brodsky Miller
                                               Name: Jessica Brodsky Miller
                                               Title: President


                                              SANDATA TECHNOLOGIES, INC.


                                              By: /s/ Bert E. Brodsky
                                              Name: Bert E. Brodsky
                                              Title:  Chairman,
                                                       Chief Executive Officer

                                                     /s/ Bert E. Brodsky
                                                         Bert E. Brodsky


                                                     /s/ Hugh Freund
                                                         Hugh Freund


                                                     /s/ Gary Stoller
                                                         Gary Stoller

                                                                    APPENDIX A-3



                SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER

     SECOND AMENDMENT (this "Amendment"), dated as of April 15, 2003, by and among Sandata Acquisition Corp., Delaware corporation ("Purchaser"), Bert E. Brodsky ("Brodsky"), Hugh Freund ("Freund"), Gary Stoller ("Stoller") and Sandata Technologies, Inc. ("Target").

     WHERAS, Purchaser, Brodsky, Freund, Stoller and Target are party to an Agreement and Plan of Merger, dated as of October 28, 2002, as amended by a First Amendment to Agreement and Plan of Merger, dated as of January 27, 2003 (as amended, the "Merger Agreement"),

     WHEREAS, Section 2.9 of the Merger Agreement provides that the Closing (as such term is defined in the Merger Agreement) shall, among other things, occur no later than April 15, 2003,

     WHEREAS, Section 7.1(ii) of the Merger Agreement provides that the Merger Agreement may be terminated by Target if any of the conditions set forth in Sections 6.1 and/or 6.3 would be incapable of being satisfied by April 15, 2003 and shall not have been waived,

     WHEREAS, Section 7.1(iii) of the Merger Agreement provides that the Merger Agreement may be terminated by Purchaser and Key Stockholders (as such term is defined in the Merger Agreement) if any of the conditions set forth in Sections
6.1 and/or 6.2 would be incapable of being satisfied by April 15, 2003,

     WHEREAS, Section 7.1(iv) of the Merger Agreement provides that the Merger Agreement may be terminated by either Purchaser or Target if the Merger (as such term is defined in the Merger Agreement) shall not have been consummated on or prior to April 15, 2003,

     WHEREAS, Purchaser, Brodsky, Freund, Stoller and Target now wish to further amend the Merger Agreement to extend the foregoing date for the Closing and termination from April 15, 2003 to August 15, 2003.

     NOW THEREFORE, in consideration of the mutual benefits being conferred by the Merger Agreement and the representations, warranties, covenants and agreements contained herein and therein, the parties to the Merger Agreement agree as follows:

     1. Section 2.9 of the Merger Agreement, titled Closing, is hereby amended by deleting April 15, 2003 and inserting August 15, 2003 so that the Closing shall, among other things, occur no later than August 15, 2003.

     2.  Section 7.1 of the Merger  Agreement,  titled  Termination,  subsection
(ii), is hereby amended by deleting April 15, 2003 and inserting August 15, 2003, so that the Merger Agreement may be terminated by Target if any of the conditions set forth in Sections 6.1 and/or 6.3 would be incapable of being satisfied by August 15, 2003 and shall not have been waived.

     3.  Section 7.1 of the Merger  Agreement,  titled  Termination,  subsection
(iii), is hereby amended by deleting April 15, 2003 and inserting August 15, 2003, so that the Merger Agreement may be terminated by Purchaser and Key Stockholders if any of the conditions set forth in Sections 6.1 and/or 6.2 would be incapable of being satisfied by August 15, 2003.

     4.  Section 7.1 of the Merger  Agreement,  titled  Termination,  subsection
(iv), is hereby amended by deleting April 15, 2003 and inserting August 15, 2003, so that the Merger Agreement may be terminated by either Purchaser or Target if the Merger shall not have been consummated on or prior to August 15, 2003.

     5. Other than as specifically set forth in this Amendment, the provisions of the Merger Agreement shall remain in full force and effect.

     6. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     IN WITNESS WHEREOF, Purchaser, Target, Brodsky, Freund and Stoller have caused this Amendment to be signed by their respective officers thereunto duly authorized or individually, as the case may be, all as of the date first above written.

                                           SANDATA ACQUISITION CORP.


                                           By: /s/ David C. Brodsky
                                              ------------------------
                                              Name: David C. Brodsky
                                              Title:  Vice President


                                           SANDATA TECHNOLOGIES, INC.


                                           By: /s/ Bert E. Brodsky
                                               -----------------------
                                               Name: Bert E. Brodsky
                                               Title: Chairman, Chief
                                                      Executive Officer

                                               /s/ Bert E. Brodsky
                                              -----------------------
                                                   Bert E. Brodsky

                                              /s/ Hugh Freund
                                              -----------------------
                                                  Hugh Freund

                                              /s/ Gary Stoller
                                              -----------------------
                                                  Gary Stoller

                                                                      APPENDIX B

                                                      BREAN MURRAY & CO., INC.
                                                      570 Lexington Avenue
                                                      New York, NY 10022-6822
                                                      212/702-6500
                                                      www.bmur.com


October 28, 2002


Special Committee of the
Board of Directors
Sandata Technologies, Inc.
26 Harbor Park Drive
Port Washington, NY 11050


Dear Sirs:

     We  understand  that Sandata  Technologies,  Inc.,  a Delaware  corporation
("Sandata"), intends to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated October 25, 2002 (the "Agreement"), among Sandata Acquisition Corp. ("SAC"), Bert E. Brodsky, Hugh Freund, Gary Stoller, and Sandata, a copy of which has been provided to us. The Agreement provides, among other things, for the merger (the "Proposed Transaction") of SAC with and into Sandata, with Sandata continuing as the surviving corporation.

     The Agreement provides, among other things, that at the "Effective Time" (as such term is defined in the Agreement), each outstanding share of Common Stock of Sandata, par value $.001 per share (the "Sandata Common Stock"), other than the shares of Sandata Common Stock held in the treasury of Sandata, by any of its subsidiaries, or by stockholders validly exercising their dissenter's rights, will be converted into the right to receive $1.91 in cash (the "Merger Consideration"). The terms of the Proposed Transaction are set forth in more detail in the Agreement.

     You have requested our opinion, as investment bankers, as to the fairness from a financial point of view, to the stockholders of Sandata of the Merger Consideration to be paid by SAC for the Sandata Common Stock in the Proposed Transaction. Our opinion addresses only the fairness, from a financial point of view, of the Merger Consideration to be paid by SAC for the Sandata Common Stock in the Proposed Transaction, and we do not express any views on any other terms of the Proposed Transaction. Specifically, we have not been requested to opine as to, and our opinion does not in any manner address, the relative merits of the Proposed Transaction as compared to any alternative business strategy that might exist for Sandata. We have been advised, and have taken into account, that a majority of the outstanding common stock of Sandata is beneficially owned by the principals of SAC, who are three of Sandata's directors and the adult children of one of its directors.

         In arriving at our opinion, we have:

     - reviewed publicly available historical financial and operating data concerning Sandata, including, without limitation, the Annual Reports on Form 10-KSB for the fiscal years ended May 31, 2000, May 31, 2001, and May 31, 2002;

     - reviewed projected financial information prepared by Sandata management;

     - reviewed publicly available information concerning Sandata; o conducted discussions with Sandata senior management concerning Sandata's historical financial results, business prospects and projected financial information;

     - reviewed the draft dated October 25, 2002, of the Agreement and related documents; for the purposes of this opinion, we have assumed that the final form thereof will not differ in any material respect from such draft; and

     - performed various financial analyses of Sandata, as we have deemed appropriate, including a discounted cash flow analysis; a comparable company analysis, and an internal rate of return to equity analysis.

     In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for the independent verification of such information, and we have further relied upon the assurances of Sandata that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. We have also assumed that obtaining all regulatory approvals and third party consents required for the consummation of the Proposed Transaction will not have an adverse impact on Sandata or on the anticipated benefits of the Proposed Transaction. We have further assumed that the transactions described in the Agreement will be consummated in a timely manner without waiver or modification of any of the material terms or conditions contained therein. In arriving at our opinion, we have not conducted any physical inspection of Sandata's properties or facilities, and we have not made or obtained any evaluation or appraisal of the assets or liabilities of Sandata. Our opinion set forth herein is necessarily based upon financial, market, economic and other conditions and circumstances as they exist and have been disclosed on, and can be evaluated as of, the date hereof. We are not expressing any opinion herein as to the price at which the Sandata Common Stock will actually trade at any time.

     We have acted as financial advisor to the Special Independent Committee of the Board of Directors of Sandata in connection with the Proposed Transaction and will receive a fee for such services and for rendering this opinion. In addition, Sandata has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. In the ordinary course of our business, we may actively trade the debt or equity securities of Sandata for our account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     Our opinion is provided for the use and benefit of the Board of Directors of Sandata and is rendered to the Board of Directors in connection with the Proposed Transaction. This opinion is not intended and does not constitute a recommendation to any stockholder of Sandata as to how a stockholder should vote with respect to the Proposed Transaction. This opinion is not to be reprinted, reproduced or disseminated without our prior written consent, and is not to be quoted or referred to, in whole or in part, in connection with the Proposed Transaction or any other matter; provided that we understand and agree that if this opinion is required pursuant to any applicable statute or regulation to be included in any materials to be filed with the Securities and Exchange
Commission or mailed to the shareholders of Sandata in connection with the Proposed Transaction, the opinion may be reproduced in such materials only in its entirety, and any description of or reference to us or any summary of this opinion in such materials must be in a form acceptable to and consented to in advance by us, such consent not to be unreasonably withheld.

     Based upon and subject to the foregoing, including the various assumptions, limitations, and qualifications set forth hErein, we are of the opinion that, as of the date hereof, the Merger Consideration to be paid by SAC in connection with the Proposed Transaction is fair, from a financial point of view, to the stockholders of Sandata.

                                                     Respectfully submitted,

                                                     /s/Brean Murray & Co., Inc.

                                                     Brean Murray & Co., Inc.

                                                                    APPENDIX C-1

                     PRESENTATION TO THE BOARD OF DIRECTORS

                           SANDATA TECHNOLOGIES, INC.

                                OCTOBER 28, 2002

                                  BREAN MURRAY

Privileged & Confidential

     In preparing the attached discussion materials, Brean Murray & Co., Inc. ("BMCI") has assumed and relied upon the accuracy and completeness of the financial and other information used by it without assuming any responsibility for the independent verification of such information and has further relied upon the assurances of Sandata Technologies, Inc. ("SAND") that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. BMCI has also assumed that obtaining all regulatory approvals and third party consents required for the consummation of the proposed transaction will not have an adverse impact on SAND or on the anticipated benefits of the proposed transaction, and BMCI has assumed that the transaction described in the proposed agreement will be consummated without waiver or modification of any of the material terms or conditions contained therein by any party thereto.

     In preparing the attached discussion materials, BMCI has not made or obtained any evaluations or appraisals of the assets or liabilities of SAND. The discussion materials set forth herein are necessarily based upon financial, market, economic and other conditions and circumstances as they exist and have been disclosed on, and can be evaluated as of, the date of on which BMCI renders its opinion. It should be understood that developments subsequent to the date of the attached materials may affect such conditions and/or the analyses set forth herein. BMCI hereby disclaims any obligation to update its opinion or the enclosed materials for any developments occurring after the date such opinion is rendered. The discussion materials enclosed herewith do not purport to express any view as to the price at which the SAND common stock will actually trade at any time.

     It is understood that the attached discussion materials have been prepared exclusively for the information of the Board of Directors of SAND only, and may not be otherwise used without BMCI's prior written consent, except as outlined in the engagement letter dated July 22, 2002 between SAND and BMCI.

     The attached discussion materials provide a summary of the material financial analyses used by BMCI in connection with providing its opinion to the SAND Board of Directors. BMCI believes that the preparation of a fairness opinion is a complex process involving the making of judgments and is not susceptible to partial analysis. Selecting portions of the analyses conducted by BMCI, without considering the analyses as a whole, could create an incomplete view of the processes underlying BMCI's opinion and lead to a misleading conclusion. Capitalized terms not otherwise defined herein are defined as set forth in the Agreement and Plan of Merger.

                                                       Privileged & Confidential

                           Sandata Technologies, Inc.


                                Table of Contents
                                                                         Section

Valuation based on Discounted Cash Flow Analysis.............................1
Valuation based on Comparable Company Analysis...............................2
Going Private Transaction Analysis...........................................3

Exhibits
A. Historical and Projected Income Statements
B. Two Year Stock / Volume Analysis
C. Trading Frequency Distribution Analysis
D. Draft Form of Fairness Opinion

                                                     Privileged and Confidential


                           SANDATA TECHNOLOGIES, INC.
                          Valuation Analysis of Equity
                     Based on Discounted Cash Flow Analysis
                     ($ in thousands, except per share data)

                                                  Net Present Value of Equity per Share of Common Stock (1), (2)
                                                                            Terminal Multiple of EBITDA
Discount Rate                                                 2             3            4           5          6
15.0%                                                         $1.640        $2.394       $3.149      $3.904     $4.659
17.5%                                                         $1.515        $2.225       $2.935      $3.645     $4.355
20.0%                                                         $1.399        $2.068       $2.737      $3.406     $4.075
22.5%                                                         $1.293        $1.924       $2.555      $3.186     $3.817
25.0%                                                         $1.194        $1.789       $2.385      $2.981     $3.577


                                                 Net Present Value of Equity per Share of Common Stock (1), (2)
                                                                           DISCOUNTED 20% FOR MAJORITY OWNER

                                                                            Terminal Multiple of EBITDA
Discount Rate                                                 2             3            4           5          6
15.0%                                                         $1.312        $1.915       $2.519      $3.123     $3.727
17.5%                                                         $1.212        $1.780       $2.348      $2.916     $3.484
20.0%                                                         $1.119        $1.655       $2.190      $2.725     $3.260
22.5%                                                         $1.034        $1.539       $2.044      $2.549     $3.053
25.0%                                                         $0.955        $1.432       $1.908      $2.385     $2.862



(1) Represents NPV of cashflows plus NPV of the Terminal Value less net debt of $1.588 million. NPV values as of August 1, 2002.
(2) Based on 2,689,216 shares outstanding, Treasury Stock Method.

                                                     Privileged and Confidential


                           SANDATA TECHNOLOGIES, INC.
                     Pro-Forma Projected Net Free Cash Flow
                                   Statements
                                ($ in thousands)


                                                                        Projected for Year Ending May 31,
                                                                    2003                  2004                 2005

             EBIT                                                   $640                  $764                 $803
             Income Taxes on EBIT (0% due to loss carryforward)        0                     0                    0
                                                                   -----                  ----                 ----
             Tax Effected EBIT                                       640                   764                  803

             Depreciation                                          1,828                 2,108                2,213
             Decrease (Increase) in working capital accounts      (1,188)                  (55)                (251)
                                                                  ------                ------               ------
             Cash Flow From Operating Activities                   1,281                 2,817                2,765

             Capital Expenditures                                 (1,388)               (1,388)              (1,388)
                                                                  ------                ------               ------
             Net Free Cash Flow                                    ($107)               $1,429               $1,377
                                                                  ======                ======               ======


Notes:
2003 and 2004 projections prepared by Sandata, 2005 projected by Brean Murray & Co., Inc.

                                                     Privileged and Confidential



                     Valuation of Sandata Technologies, Inc.
                      Based on Comparable Company Analysis
                     ($ in thousands, except per share data)




                                                              Sandata LTM    ($1.91)   Implied Median  Implied Median  20% Majority
                                   Comparable Companies      & Projected      Deal      Equity Value    Equity Value        Owner
                                    Low  Median  High            Results    Multiples     of Sandata     per Share        Discount
                                    ---  ------  ----        ------------   ---------   ------------   --------------  ------------

  Equity Value as a multiple of:

  LTM Net Income                  7.3x   27.4x   21.6x           $321          16.0 x        $6,922(1)      $2.57      $2.06

  2003 Net Income (3)             8.3x   23.8x   18.0x           $440          11.7 x        $7,908(1)      $2.94      $2.35

  Book Value                      0.9x    2.9x    1.3x          5,486           0.9 x        $7,168(1)      $2.67      $2.13



  Enterprise Value as a multiple of:


  LTM EBIT                        4.4x   10.5x    8.8x           $695           9.7 x        $4,509(1)(2)    NM         NM

  LTM EBITDA                      2.7x    9.3x    7.2x         $2,607           2.6 x       $17,087(1)(2)  *$6.35    *$5.08

  LTM Revenue                     0.3x    2.0x    0.8x        $14,747           0.5 x        $9,800(1)(2)   $3.64     $2.92



                                                                                        High                       $2.92

                                                                                        Low                        $2.06

                                                                                        Median                     $2.10



LTM = Last Twelve Months
* = excluded as outlier
(1) Equals median multiple * LTM and projected results
(2) Values are adjusted for net debt of $1.6 million.
(3) Comparable company multiples based on calendar year 2003 EPS, Sandata net income amount projected for period ending May 31, 2003.

                                                    Priviledged and Confidential

                           Comparable Company Analysis
                           ($ in thousands, except per
                                   share data)


                                                               VALUATION
       Com-               Price            EPS(1)           CY   CY                                   Income Statement Data (1)
       pany              52 Week    %of          CY   CY   LTM  2002 2003  EV/    EV/   EV/  Price/   LTM     LTM     LTM    LTM
Ticker Name     10/21/02 Hi    Lo   high  LTM   2002 2003  P/E  P/E  P/E Revenue EBITDA EBIT  Book  Revenue  EBITDA   EBIT    NI

CAP  Creative
     Computer
     Applica-
     tions, Inc.$ 0.95  $1.75 $0.35 54.3% $0.13 $0.04 NA   7.3x 23.8x   NA  0.3x  2.7x  4.4x 0.9x   $7,462   $ 898   $  562   $ 413
     Inc.

HMSY Health
     Management
     Systems, Inc.3.99  5.55 1.61  71.9% (1.16)  NA   NA    NM    NA    NA  0.8x   NM   NM   1.5x   62,202 (16,438) (18,732)(20,801)

INTV Intervoice-
     Brite, Inc.  1.54 18.35 0.88   8.4% (2.72)(0.24) NA    NM    NM    NA  0.3x   NM   NM   1.3x  159,670 (50,719) (72,414)(63,427)

LANV LanVision
     System,
     Inc.         2.74  4.98 1.07  55.0% 0.10  0.06  NA  *27.4x *45.7x  NA  2.0x 7.1x 8.8x  *7.6x   12,433   3,535    2,866     978

MDRX Allscripts
     Healthcare
     Solutions,
     Inc.         3.08  6.67 1.60  46.2%(0.23) 0.37 0.08   NM    8.3x 38.5x 1.1x  NM    NM   1.3x   73,849 (29,139) (56,669) (8,970)

QSII Quality
     Systems,
      Inc.       19.42 19.65 10.95 98.8% 0.90  1.01 1.20 21.6x  19.2x 16.2x 2.0x 9.3x 10.5x  2.9x   45,820   9,660    8,614   5,636


TZIX TriZetto
     Group,
     Inc.         5.35  14.35 3.92 37.3%(0.56) 0.32 0.32   NM   16.7x 16.7x 0.7x 7.2x   NM   0.9x  245,289  25,315  (35,743)(26,811)



                  High            98.8%                 21.6x  19.2x 16.7x  2.0x 9.3x  10.5x  2.9x

                  Low              8.4%                  7.3x   8.3x 16.2x  0.3x 2.7x   4.4x  0.9x

                  Mean            53.1%                 14.4x  14.8x 16.5x  1.0x 6.6x   7.9x  1.5x

                  Median          54.3%                 14.4x  16.7x 16.5x  0.8x 7.2x   8.8x  1.3x




-----------------------------------
LTM = last twelve months,
NTM = next twelve months,
EV = enterprise value (market capitalization plus net debt)
NA = not available;
NM = not meaningful
*  Excluded as outlier (1) Excludes non-recurring and extraordinary items

                                                   Priviledged and Confidential

                           Comparable Company Analysis
                     ($ in thousands, except per share data)


                                               Balance Sheet Data
                                 LT Debt  Shares     Book    Mkt Value    Net   Enterprise                    Margins
Ticker  Company Name           % Equity    Out.      Value   of Equity    Debt    Value       Gross   EBITDA    EBIT     NI


CAP    Creative Computer          0.00%   3,266     $ 3,639   $ 3,103    $ (641) $ 2,462      52.6%    12.0%     7.5%    5.5%
       Applications, Inc.

HMSY   Health Management
        Systems, Inc.             0.00%  18,295      47,792    72,996   (24,964)  48,032        NA       NM       NM      NM


INTV   Intervoice-Brite, Inc.    44.39%  34,077      40,075    52,479     3,166   55,645      28.7%      NM       NM      NM


LANV   LanVision Systems, Inc.   28.70%   8,945       3,245    24,519       618   25,137      63.3%    28.4%    23.1%    7.9%

MDRX   Allscripts
       Solutions, Inc.            0.00%  38,424      90,766   118,347   (38,528)  79,819      13.7%     NM       NM      NM


QSII   Quality Systems, Inc.      0.00%   6,123      41,713   118,908   (28,862)  90,046      54.9%    21.1%    18.8%   12.3%


TZIX   TriZetto Group, Inc.      11.87%  45,743     275,045   244,724   (62,044) 182,680      34.0%    10.3%     NM       NM


                                                                               High           63.3%    28.4%    23.1%    12.3%

                                                                                Low           13.7%    10.3%     7.5%     5.5%

                                                                                Mean          41.2%    18.0%    16.5%     8.6%

                                                                                Median        43.3%    16.6%    18.8%     7.9%

                                                    Priviledged and Confidential

                         Comparable Transaction Summary
                           Going Private Transactions
                        ($ in millions, except per share
                                      data)

                                                                                                Deal
                                                                                                Multiples       Deal Premiums
                                                                                                (LTM)          ---------------
                                                                          % of         Price   -----------              4 weeks
 Date       Date                                                         Shares  Deal   Per                1 day prior  prior to
Announced  Effective    Target         Acquiror       Deal Synopsis       Acq.   Size  Share   EPS  EBITDA  to announc. announc.
---------  ---------  -------------  --------------  ---------------     ------- ----  ------  ---  ------ -----------  --------
05/22/01   12/21/01   Quizno's Corp  Investor Group A management-led      32.0% $ 12.5 $ 8.50  NM    6.5x     14.9%       15.2%
                                                    investor group
                                                    acquired the
                                                    remaining 32% stake
                                                    that they did not
                                                    already own

05/30/01   09/06/01   Bacou USA Inc   Bacou SA      Bacou SA of France    29.0%  160.3  28.50 16.8x  7.9x      21.8%       11.3%
                                                    acquired the remain-
                                                    ing 29% stake in
                                                    Bacou USA Inc.


06/06/01   12/13/01   Liberty        Liberty Mutual Liberty Mutual        30.0%  536.0  33.70 16.3x 1.3x      24.8%        40.4%
                      Financial      Insurance Co.  acquired the remain-
                      Cos Inc                       ing 30% interest that
                                                    it did not already
                                                    own in Liberty
                                                    Financial Cos. Inc.

07/03/01   12/31/01   Electronic     Investor       A management-led      48.3%   2.7   0.26   NM    NM
                      Retailing Sys    Group        investor group
                      Intl                          acquired the
                                                    remaining 48.296%
                                                    stake thatit did
                                                    not already own.

08/01/01   01/18/02  National Home  Dwain Neumann   Dwain Neumann         36.5%   3.7  1.40  10.0x  6.5x    26.1%         33.3%
                     Centers Inc                    acquired the
                                                    remaining 36.51%
                                                    stake he did not
                                                    already own in
                                                    National Home
                                                    Centers Inc.

10/01/01   02/13/02  NCH Corp       Investor Group  An investor group     43.0% 121.5 52.50  12.7x  6.1x   34.0%          18.8%
                                                    acquired the
                                                    remaining 43% stake
                                                    that it did not
                                                    already own in NCH.

11/16/01   03/04/02 Ugly Duckling    Ernest C.      Ernest C. Garcia II   39.2%  17.0 3.53    NM    NM     41.8%          45.9%
                    Corp             Garcia II      acquired the
                                                    remaining 39.2%
                                                    interest, or 4.792
                                                    mil common shares,
                                                    that he did not
                                                    already own, in
                                                    Ugly Duckling Corp.

04/05/02  05/07/02 Century Builders New Century     New Century            9.5%   3.5 0.90  18.0x 28.6x
                   Group Inc.       Homebuilders    Builders Group Inc,
                                    Inc.            a unit of Century
                                                    Partners Group,
                                                    acquired the
                                                    remaining 9.5% stake
                                                    which it did not
                                                    already own in Century
                                                    Builders Group Inc.

04/18/02           Partsbase Inc    Investor Group  A management led      35.8%  6.9 1.41   NM     NM     28.2%           83.1%
                                                    investor group
                                                    definitively agreed
                                                    to acquire the
                                                    remaining 35.77%
                                                    interest that it
                                                    did not already own


05/16/02   08/19/02 Balanced Care    IPC Advisors   IPC Advisors SARL      6.7%  4.0  0.25   NM    NM     150.0%          150.0%
                     Corp             SARL          acquired the
                                                    remaining 46.706% stake
                                                    which it did not
                                                    already own in
                                                    Balanced Care Corp.


07/26/02            International     Samuel J.     The chairman of       20.0% 133.6 10.00   NM  7.4x     1.2%           29.9%
                    Specialty Prods   Heyman        International
                                                    Specialty
                                                    Products Inc.
                                                    made an unsolicited
                                                    bid to acquire the
                                                    remaining 20% stake
                                                    that he does
                                                    not already own.

                                                                                    High   18.0x 28.6x 150.0%  150.0%
                                                                                    Low    10.0x 1.3x    1.2%   11.3%
                                                                                    Mean   14.8x 9.2x   38.1%   47.5%
                                                                                    Median  0.0x 6.1x   26.1%   33.3%


08/05/02          Sandata           Investor Group  A management-led      26.8% $ 4.7 $ 1.91  16.0x  2.6x   282.0%      377.5%
                  Technologies, Inc                 investor group
                                                    agreed to acquire
                                                    the remaining 40%
                                                    interest that
                                                    it did not
                                                    already own.



                                                   Priviledged and Confidential


                           SANDATA TECHNOLOGIES, INC.
                   Historical and Projected Income Statements
                     ($ in thousands, except per share data)




                                                             For Year Ending May 31,        Projected for the Year Ending May 31,
                                                          2000       2001         2002        2003          2004         2005


 Sharp (Computerized information processing)             $5,629     $5,960       $5,963     $6,045         $6,347       $6,664
 Santrax (Telephone-based data collection)                7,366      7,562        7,691      8,183          8,592        9,022
 Outsource (Telephone infrastructure & outsourcing)       2,635      2,071          737        120            126          132
 Hardware / Software (Information technology)             2,358      2,170        2,837        332            349          366
 Other                                                      432        374          532        283            317          333
  Total Revenue                                         $18,420    $18,138      $17,760    $14,963        $15,731      $16,518
  Revenue Growth                                                      (1.5%)      (2.1%)     (15.7%)          5.1%         5.0%


 EBIT                                                     $269         $12          $375      $640           $764         $803
  EBIT margin                                              1.5%        0.1%          2.1%      4.3%           4.9%         4.9%

 EBITDA                                                 $2,654      $2,761        $2,215    $2,468         $2,872       $3,016
  EBITDA margin                                           14.4%       15.2%         12.5%     16.5%          18.3%        18.3%

 FCF (EBITDA less CAPEX)                               ($3,047)   ($1,034)         ($336)   $1,080         $1,484       $1,628
  FCF margin                                                NA         NA            NA       7.2%            9.4%         9.9%

 Net Income                                                $14         $5           $153     $440            $568         $605
  Net Income margin                                        0.1%       0.0%           0.9%     2.9%            3.6%         3.7%

 Diluted EPS                                             $0.01       $0.00         $0.06    $0.18           $0.23        $0.24



Notes:
2001 EBIT, EBITDA, NI and EPS exclude impairment of development software and goodwill of $3.3 million and $0.2 million, respectively. NI and EPS adjusted for tax effect of 37%

2003 and 2004 projections prepared by Sandata, 2005 projected by Brean Murray & Co., Inc.

                                                       Privileged & Confidential

                           SANDATA TECHNOLOGIES, INC.
                      Two Year Stock Price/Volume Analysis
                             As of October 21, 2002

Date              High        Low         Volume
10/21/2002        1.801       1.8         500
10/18/2002        1.804       1.8         0
10/17/2002        1.804       1.8         600
10/16/2002        1.8         1.8         0
10/15/2002        1.8         1.8         0
10/14/2002        1.8         1.8         0
10/11/2002        1.8         1.8         6,000
10/10/2002        1.814       1.81        700
10/9/2002         1.8         1.8         0
10/8/2002         1.8         1.8         0
10/7/2002         1.8         1.8         4,000
10/4/2002         1.82        1.8         10,000
10/3/2002         1.8         1.8         10,600
10/2/2002         1.801       1.8         3,400
10/1/2002         1.81        1.8         0
9/30/2002         1.81        1.8         3,900
9/27/2002         1.801       1.801       200
9/26/2002         1.8         1.78        9,800
9/25/2002         1.801       1.8         0
9/24/2002         1.801       1.8         900
9/23/2002         1.801       1.8         0
9/20/2002         1.801       1.8         5,600
9/19/2002         1.8         1.78        0
9/18/2002         1.8         1.78        0
9/17/2002         1.8         1.78        0
9/16/2002         1.8         1.78        0
9/13/2002         1.8         1.78        10,500
9/12/2002         1.8         1.8         12,000
9/11/2002         1.793       1.78        0
9/10/2002         1.793       1.78        2,600
9/9/2002          1.79        1.79        100
9/6/2002          1.781       1.781       100
9/5/2002          1.83        1.72        0
9/4/2002          1.83        1.72        1,100
9/3/2002          1.85        1.71        39,700
8/30/2002         1.27        1.27        0
8/29/2002         1.27        1.27        0
8/28/2002         1.27        1.27        100
8/27/2002         1.271       1.271       0
8/26/2002         1.271       1.271       0
8/23/2002         1.271       1.271       0
8/22/2002         1.271       1.271       0
8/21/2002         1.271       1.271       100
8/20/2002         1.28        1.28        0
8/19/2002         1.28        1.28        2,500
8/16/2002         1.351       1.25        2,500
8/15/2002         1.36        1.35        5,500
8/14/2002         1.36        1.35        8,600
8/13/2002         1.45        1.35        2,300
8/12/2002         1.49        1.38        1,700
8/9/2002          1.45        1.29        2,200
8/8/2002          1.5         1.26        7,500
8/7/2002          1.3         1.24        36,500
8/6/2002          1.5         1.171       24,700
8/5/2002          0.5         0.5         0
8/2/2002          0.5         0.5         700
8/1/2002          0.93        0.47        3,900
7/31/2002         0.311       0.311       0
7/30/2002         0.311       0.311       0
7/29/2002         0.311       0.311       200
7/26/2002         0.37        0.35        200
7/25/2002         0.55        0.55        200
7/24/2002         0.55        0.55        0
7/23/2002         0.55        0.55        0
7/22/2002         0.55        0.55        0
7/19/2002         0.55        0.55        0
7/18/2002         0.55        0.55        0
7/17/2002         0.55        0.55        0
7/16/2002         0.55        0.55        100
7/15/2002         0.799       0.799       0
7/12/2002         0.799       0.799       0
7/11/2002         0.799       0.799       100
7/10/2002         0.4         0.4         200
7/9/2002          0.55        0.4         5,100
7/8/2002          0.53        0.53        0
7/5/2002          0.53        0.53        0
7/3/2002          0.53        0.53        0
7/2/2002          0.53        0.53        0
7/1/2002          0.53        0.53        0
6/28/2002         0.53        0.53        0
6/27/2002         0.53        0.53        200
6/26/2002         0.68        0.55        6,300
6/25/2002         0.68        0.68        0
6/24/2002         0.68        0.68        1,200
6/21/2002         0.68        0.68        0
6/20/2002         0.68        0.68        0
6/19/2002         0.68        0.68        0
6/18/2002         0.68        0.68        0
6/17/2002         0.68        0.68        0
6/14/2002         0.68        0.68        4,600
6/13/2002         0.7         0.7         500
6/12/2002         0.701       0.701       100
6/11/2002         0.95        0.7         0
6/10/2002         0.95        0.7         0
6/7/2002          0.95        0.7         0
6/6/2002          0.95        0.7         400
6/5/2002          0.8         0.7         0
6/4/2002          0.8         0.7         0
6/3/2002          0.8         0.7         0
5/31/2002         0.8         0.7         0
5/30/2002         0.8         0.7         200
5/29/2002         0.65        0.65        0
5/28/2002         0.65        0.65        0
5/24/2002         0.65        0.65        0
5/23/2002         0.65        0.65        0
5/22/2002         0.65        0.65        0
5/21/2002         0.65        0.65        0
5/20/2002         0.65        0.65        0
5/17/2002         0.65        0.65        0
5/16/2002         0.65        0.65        0
5/15/2002         0.65        0.65        0
5/14/2002         0.65        0.65        0
5/13/2002         0.65        0.65        0
5/10/2002         0.65        0.65        0
5/9/2002          0.65        0.65        0
5/8/2002          0.65        0.65        0
5/7/2002          0.65        0.65        0
5/6/2002          0.65        0.65        0
5/3/2002          0.65        0.65        0
5/2/2002          0.65        0.65        100
5/1/2002          0.89        0.44        0
4/30/2002         0.89        0.44        0
4/29/2002         0.89        0.44        0
4/26/2002         0.89        0.44        0
4/25/2002         0.89        0.44        2,700
4/24/2002         1           0.91        2,700
4/23/2002         0.91        0.91        0
4/22/2002         0.91        0.91        200
4/19/2002         0.91        0.91        0
4/18/2002         0.91        0.91        100
4/17/2002         1           0.92        0
4/16/2002         1           0.92        0
4/15/2002         1           0.92        0
4/12/2002         1           0.92        300
4/11/2002         0.91        0.91        0
4/10/2002         0.91        0.91        0
4/9/2002          0.91        0.91        0
4/8/2002          0.91        0.91        0
4/5/2002          0.91        0.91        1,800
4/4/2002          1.01        0.95        0
4/3/2002          1.01        0.95        0
4/2/2002          1.01        0.95        4,400
4/1/2002          1.02        1.02        0
3/28/2002         1.02        1.02        0
3/27/2002         1.02        1.02        0
3/26/2002         1.02        1.02        0
3/25/2002         1.02        1.02        100
3/22/2002         1.019       1.019       100
3/21/2002         1.01        1.01        0
3/20/2002         1.01        1.01        0
3/19/2002         1.01        1.01        0
3/18/2002         1.01        1.01        0
3/15/2002         1.01        1.01        0
3/14/2002         1.01        1.01        0
3/13/2002         1.01        1.01        0
3/12/2002         1.01        1.01        0
3/11/2002         1.01        1.01        0
3/8/2002          1.01        1.01        0
3/7/2002          1.01        1.01        0
3/6/2002          1.01        1.01        0
3/5/2002          1.01        1.01        800
3/4/2002          1.01        1.01        1,100
3/1/2002          1.11        1.11        0
2/28/2002         1.11        1.11        0
2/27/2002         1.11        1.11        0
2/26/2002         1.11        1.11        0
2/25/2002         1.11        1.11        700
2/22/2002         1.01        1.01        500
2/21/2002         1.1         1.1         0
2/20/2002         1.1         1.1         1,500
2/19/2002         1.4         0.8         0
2/15/2002         1.4         0.8         0
2/14/2002         1.4         0.8         8,300
2/13/2002         1.35        0.75        2,500
2/12/2002         1.45        1.45        0
2/11/2002         1.45        1.45        500
2/8/2002          1.36        1.36        0
2/7/2002          1.36        1.36        0
2/6/2002          1.36        1.36        0
2/5/2002          1.36        1.36        0
2/4/2002          1.36        1.36        200
2/1/2002          1.35        1.35        100
1/31/2002         1.51        1.5         0
1/30/2002         1.51        1.5         0
1/29/2002         1.51        1.5         0
1/28/2002         1.51        1.5         0
1/25/2002         1.51        1.5         0
1/24/2002         1.51        1.5         0
1/23/2002         1.51        1.5         0
1/22/2002         1.51        1.5         0
1/18/2002         1.51        1.5         2,400
1/17/2002         1.61        1.61        0
1/16/2002         1.61        1.61        0
1/15/2002         1.61        1.61        0
1/14/2002         1.61        1.61        500
1/11/2002         1.67        1.52        0
1/10/2002         1.67        1.52        3,100
1/9/2002          1.55        1.15        0
1/8/2002          1.55        1.15        0
1/7/2002          1.55        1.15        17,700
1/4/2002          1           1           300
1/3/2002          1           1           0
1/2/2002          1           1           500
12/31/2001        0.89        0.83        4,300
12/28/2001        0.89        0.89        0
12/27/2001        0.89        0.89        0
12/26/2001        0.89        0.89        0
12/24/2001        0.89        0.89        200
12/21/2001        0.9         0.9         2,300
12/20/2001        1           0.95        1,700
12/19/2001        0.92        0.9         1,500
12/18/2001        0.92        0.92        100
12/17/2001        0.92        0.92        500
12/14/2001        0.92        0.92        500
12/13/2001        0.92        0.92        0
12/12/2001        0.92        0.92        0
12/11/2001        0.92        0.92        200
12/10/2001        0.95        0.93        300
12/7/2001         1           0.92        0
12/6/2001         1           0.92        0
12/5/2001         1           0.92        800
12/4/2001         0.91        0.91        0
12/3/2001         0.91        0.91        100
11/30/2001        0.95        0.95        0
11/29/2001        0.95        0.95        700
11/28/2001        0.93        0.93        400
11/27/2001        1           0.9         1,000
11/26/2001        0.86        0.85        1,200
11/23/2001        0.9         0.84        0
11/21/2001        0.9         0.84        2,200
11/20/2001        0.96        0.96        0
11/19/2001        0.96        0.96        0
11/16/2001        0.96        0.96        0
11/15/2001        0.96        0.96        0
11/14/2001        0.96        0.96        0
11/13/2001        0.96        0.96        0
11/12/2001        0.96        0.96        0
11/9/2001         0.96        0.96        0
11/8/2001         0.96        0.96        2,100
11/7/2001         0.89        0.89        0
11/6/2001         0.89        0.89        0
11/5/2001         0.89        0.89        0
11/2/2001         0.89        0.89        0
11/1/2001         0.89        0.89        0
10/31/2001        0.89        0.89        0
10/30/2001        0.89        0.89        0
10/29/2001        0.89        0.89        100
10/26/2001        0.92        0.89        0
10/25/2001        0.92        0.89        108,200
10/24/2001        1.045       0.9         0
10/23/2001        1.045       0.9         0
10/22/2001        1.045       0.9         0
10/19/2001        1.045       0.9         13,100
10/18/2001        0.98        0.98        2,000
10/17/2001        0.92        0.91        0
10/16/2001        0.92        0.91        0
10/15/2001        0.92        0.91        0
10/12/2001        0.92        0.91        0
10/11/2001        0.92        0.91        0
10/10/2001        0.92        0.91        0
10/9/2001         0.92        0.91        0
10/8/2001         0.92        0.91        0
10/5/2001         0.92        0.91        0
10/4/2001         0.92        0.91        0
10/3/2001         0.92        0.91        0
10/2/2001         0.92        0.91        0
10/1/2001         0.92        0.91        2,400
9/28/2001         0.92        0.92        1,500
9/27/2001         0.95        0.93        0
9/26/2001         0.95        0.93        0
9/25/2001         0.95        0.93        0
9/24/2001         0.95        0.93        0
9/21/2001         0.95        0.93        3,000
9/20/2001         0.93        0.91        800
9/19/2001         1.01        0.91        2,000
9/18/2001         1.18        1.05        2,000
9/17/2001         1.18        1.18        400
9/10/2001         1.18        1.18        1,500
9/7/2001          1.18        1.18        0
9/6/2001          1.18        1.18        200
9/5/2001          1.15        1.06        2,000
9/4/2001          1.13        1.13        0
8/31/2001         1.13        1.13        0
8/30/2001         1.13        1.13        0
8/29/2001         1.13        1.13        0
8/28/2001         1.13        1.13        0
8/27/2001         1.13        1.13        0
8/24/2001         1.13        1.13        0
8/23/2001         1.13        1.13        0
8/22/2001         1.13        1.13        0
8/21/2001         1.13        1.13        0
8/20/2001         1.13        1.13        0
8/17/2001         1.13        1.13        500
8/16/2001         1.15        1.1         0
8/15/2001         1.15        1.1         14,700
8/14/2001         1.1         1.1         1,000
8/13/2001         1.13        1.13        0
8/10/2001         1.13        1.13        3,600
8/9/2001          1.07        1.07        0
8/8/2001          1.07        1.07        300
8/7/2001          1.21        1.15        0
8/6/2001          1.21        1.15        0
8/3/2001          1.21        1.15        0
8/2/2001          1.21        1.15        19,200
8/1/2001          1.2         1.2         1,000
7/31/2001         1.16        1.15        1,500
7/30/2001         1.07        1.07        0
7/27/2001         1.07        1.07        0
7/26/2001         1.07        1.07        0
7/25/2001         1.07        1.07        0
7/24/2001         1.07        1.07        0
7/23/2001         1.07        1.07        600
7/20/2001         1.08        1.08        0
7/19/2001         1.08        1.08        0
7/18/2001         1.08        1.08        0
7/17/2001         1.08        1.08        0
7/16/2001         1.08        1.08        100
7/13/2001         1.09        1.09        0
7/12/2001         1.09        1.09        200
7/11/2001         1.09        1.09        0
7/10/2001         1.09        1.09        100
7/9/2001          1.08        1.08        2,500
7/6/2001          1.293       1.23        0
7/5/2001          1.293       1.23        0
7/3/2001          1.293       1.23        0
7/2/2001          1.293       1.23        0
6/29/2001         1.293       1.23        0
6/28/2001         1.293       1.23        0
6/27/2001         1.293       1.23        0
6/26/2001         1.293       1.23        0
6/25/2001         1.293       1.23        0
6/22/2001         1.293       1.23        0
6/21/2001         1.293       1.23        0
6/20/2001         1.293       1.23        6,400
6/19/2001         1.3         1.3         0
6/18/2001         1.3         1.3         1,000
6/15/2001         1.35        1.3         5,000
6/14/2001         1.285       1.25        0
6/13/2001         1.285       1.25        0
6/12/2001         1.285       1.25        0
6/11/2001         1.285       1.25        0
6/8/2001          1.285       1.25        0
6/7/2001          1.285       1.25        0
6/6/2001          1.285       1.25        0
6/5/2001          1.285       1.25        0
6/4/2001          1.285       1.25        10,500
6/1/2001          1.24        1.21        0
5/31/2001         1.24        1.21        0
5/30/2001         1.24        1.21        0
5/29/2001         1.24        1.21        0
5/25/2001         1.24        1.21        0
5/24/2001         1.24        1.21        10,800
5/23/2001         1.2         1.2         500
5/22/2001         1.18        1.18        500
5/21/2001         1.17        1.12        3,900
5/18/2001         1.19        1.1         2,200
5/17/2001         1.07        1.07        1,000
5/16/2001         1.06        1.06        0
5/15/2001         1.06        1.06        0
5/14/2001         1.06        1.06        0
5/11/2001         1.06        1.06        0
5/10/2001         1.06        1.06        0
5/9/2001          1.06        1.06        2,800
5/8/2001          1.06        0.96        9,200
5/7/2001          1.02        1           0
5/4/2001          1.02        1           0
5/3/2001          1.02        1           0
5/2/2001          1.02        1           1,600
5/1/2001          1.09        1.07        400
4/30/2001         1.09        1.09        0
4/27/2001         1.09        1.09        0
4/26/2001         1.09        1.09        0
4/25/2001         1.09        1.09        0
4/24/2001         1.09        1.09        0
4/23/2001         1.09        1.09        1,000
4/20/2001         1.07        1.06        0
4/19/2001         1.07        1.06        0
4/18/2001         1.07        1.06        3,200
4/17/2001         1.15        0.86        6,100
4/16/2001         1.24        1.14        1,700
4/12/2001         1.28        1.2         0
4/11/2001         1.28        1.2         700
4/10/2001         1.188       1.188       0
4/9/2001          1.188       1.188       0
4/6/2001          1.188       1.188       100
4/5/2001          1.188       1.188       2,000
4/4/2001          1.188       1.188       0
4/3/2001          1.188       1.188       0
4/2/2001          1.188       1.188       500
3/30/2001         1.25        1.25        0
3/29/2001         1.25        1.25        0
3/28/2001         1.25        1.25        0
3/27/2001         1.25        1.25        0
3/26/2001         1.25        1.25        300
3/23/2001         1.25        1.25        200
3/22/2001         1.25        1.25        0
3/21/2001         1.25        1.25        0
3/20/2001         1.25        1.25        500
3/19/2001         1.203       1.188       300
3/16/2001         1.188       1.188       0
3/15/2001         1.188       1.188       0
3/14/2001         1.188       1.188       3,100
3/13/2001         1.375       1.188       0
3/12/2001         1.375       1.188       700
3/9/2001          1.188       1.188       0
3/8/2001          1.188       1.188       3,000
3/7/2001          1.188       1.188       0
3/6/2001          1.188       1.188       200
3/5/2001          1.188       1.188       0
3/2/2001          1.188       1.188       0
3/1/2001          1.188       1.188       200
2/28/2001         1.188       1.188       0
2/27/2001         1.188       1.188       1,200
2/26/2001         1.203       1.188       400
2/23/2001         1.313       1.313       0
2/22/2001         1.313       1.313       0
2/21/2001         1.313       1.313       1,000
2/20/2001         1.156       1.156       300
2/16/2001         1.188       1.125       7,000
2/15/2001         1.219       1.156       51,000
2/14/2001         1.094       1.063       0
2/13/2001         1.094       1.063       10,500
2/12/2001         1.063       1.063       1,000
2/9/2001          1.078       1.063       200
2/8/2001          1.313       1           0
2/7/2001          1.313       1           51,800
2/6/2001          1.266       1.156       200
2/5/2001          1.031       1.031       0
2/2/2001          1.031       1.031       3,700
2/1/2001          1.375       1.031       0
1/31/2001         1.375       1.031       0
1/30/2001         1.375       1.031       0
1/29/2001         1.375       1.031       300
1/26/2001         1.375       1.375       0
1/25/2001         1.375       1.375       100
1/24/2001         1           1           0
1/23/2001         1           1           2,000
1/22/2001         1.25        0.938       9,000
1/19/2001         1.063       0.906       10,500
1/18/2001         1.125       1.063       0
1/17/2001         1.125       1.063       0
1/16/2001         1.125       1.063       0
1/12/2001         1.125       1.063       19,000
1/11/2001         1           1           200
1/10/2001         1.031       1.031       0
1/9/2001          1.031       1.031       1,000
1/8/2001          1.063       1.063       100
1/5/2001          1.031       1.031       0
1/4/2001          1.031       1.031       0
1/3/2001          1.031       1.031       0
1/2/2001          1.031       1.031       100
12/29/2000        1.406       1           36,000
12/28/2000        1.016       1           42,300
12/27/2000        1.063       1           72,000
12/26/2000        1.063       1.063       9,500
12/22/2000        1.078       1.063       0
12/21/2000        1.078       1.063       400
12/20/2000        1.063       1.063       11,300
12/19/2000        1.063       1.063       800
12/18/2000        1.078       1.063       4,800
12/15/2000        1.063       1.063       0
12/14/2000        1.063       1.063       6,700
12/13/2000        1.063       1.063       17,200
12/12/2000        1.063       1.063       0
12/11/2000        1.063       1.063       8,300
12/8/2000         1.094       1.063       10,400
12/7/2000         1.016       1.016       600
12/6/2000         1.063       1           2,000
12/5/2000         1.125       0.875       6,500
12/4/2000         0.844       0.844       800
12/1/2000         0.875       0.844       7,800
11/30/2000        0.969       0.531       11,600
11/29/2000        0.875       0.875       0
11/28/2000        0.875       0.875       6,800
11/27/2000        0.984       0.906       18,700
11/24/2000        0.938       0.938       600
11/22/2000        1           1           0
11/21/2000        1           1           0
11/20/2000        1           1           0
11/17/2000        1           1           4,800
11/16/2000        1           1           100
11/15/2000        0.953       0.953       0
11/14/2000        0.953       0.953       0
11/13/2000        0.953       0.953       200
11/10/2000        1.031       1.031       3,100
11/9/2000         1.063       1           0
11/8/2000         1.063       1           1,400
11/7/2000         1.031       1.031       0
11/6/2000         1.031       1.031       0
11/3/2000         1.031       1.031       300
11/2/2000         1.063       1.031       0
11/1/2000         1.063       1.031       3,700
10/31/2000        1.031       1           2,800
10/30/2000        1.125       1.125       700
10/27/2000        1           1           0
10/26/2000        1           1           0
10/25/2000        1           1           0
10/24/2000        1           1           0
10/23/2000        1           1           200

                                                     Privileged and Confidential



                           SANDATA TECHNOLOGIES, INC.
                     Trading Frequency Distribution Analysis
                        Based on Daily Trading Data from
                      October 22, 2000 to October 21, 2002





                                          1 Year Price / Volume                                    2 Year Price/Volume
  Common Share Prices ($)         October 22, 2001 to October 21, 2002                     October 22, 2000 to October 21, 2002

Greater              But
Than or              Less       Shares                          Cumulative                    Shares              Cumulative
Equal to             Than       Traded                Frequency Frequency                     Traded    Frequency Frequency

0.05                 0.15           0                  0.0%      0.0%                              0      0.0%     0.0%
0.15                 0.25           0                  0.0%      0.0%                              0      0.0%     0.0%
0.25                 0.35         200                  0.0%      0.0%                            200      0.0%     0.0%
0.35                 0.45       5,500                  1.3%      1.4%                          5,500      0.5%     0.5%
0.45                 0.55       4,800                  1.1%      2.5%                          4,800      0.5%     1.0%
0.55                 0.65       6,600                  1.6%      4.1%                         18,200      1.8%     2.8%
0.65                 0.75       7,100                  1.7%      5.8%                          7,100      0.7%     3.4%
0.75                 0.85      17,400                  4.1%      9.9%                         26,000      2.5%     6.0%
0.85                 0.95     122,800                 29.3%     39.2%                        177,800     17.1%    23.1%
0.95                 1.05      14,700                  3.5%     42.7%                        140,100     13.5%    36.6%
1.05                 1.15       2,200                  0.5%     43.2%                        271,800     26.2%    62.7%
1.15                 1.25           0                  0.0%     43.2%                        113,900     11.0%    73.7%
1.25                 1.35      68,600                 16.3%     59.5%                         98,200      9.5%    83.2%
1.35                 1.45      16,700                  4.0%     63.5%                         21,800      2.1%    85.2%
1.45                 1.55      29,800                  7.1%     70.6%                         29,800      2.9%    88.1%
1.55                 1.65       3,600                  0.9%     71.5%                          3,600      0.3%    88.5%
1.65                 1.75           0                  0.0%     71.5%                              0      0.0%    88.5%
1.75                 1.85     119,800                 28.5%    100.0%                        119,800     11.5%   100.0%
1.85                 1.95           0                  0.0%    100.0%                              0      0.0%   100.0%
1.95                 2.05           0                  0.0%    100.0%                              0      0.0%   100.0%
2.05                 2.15           0                  0.0%    100.0%                              0      0.0%   100.0%
2.15                 2.25           0                  0.0%    100.0%                              0      0.0%   100.0%
2.25                 2.35           0                  0.0%    100.0%                              0      0.0%   100.0%
Totals                        419,800                100.0%                                1,038,600    100.0%

Average Shares Outstanding        2,494,175                                                     2,506,475
Total as a % of shares               16.8%                                                         41.4%

                            BREAN MURRAY & CO., INC.
                                  570 Lexington
                                     Avenue
                             New York, NY 10022-6822

                                  212/702-6500
                                  www.bmur.com


October 28, 2002

Board of Directors
Sandata Technologies, Inc.
26 Harbor Park Drive
Port Washington, NY 11050

Dear Sirs:

     We  understand  that Sandata  Technologies,  Inc.,  a Delaware  corporation
("Sandata"), intends to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated October 25, 2002 (the "Agreement"), among Sandata Acquisition Corp. ("SAC"), Bert E. Brodsky, Hugh Freund, Gary Stoller, and Sandata, a copy of which has been provided to us. The Agreement provides, among other things, for the merger (the "Proposed Transaction") of SAC with and into Sandata, with Sandata continuing as the surviving corporation.

     The Agreement provides, among other things, that at the "Effective Time" (as such term is defined in the Agreement), each outstanding share of Common Stock of Sandata, par value $.001 per share (the "Sandata Common Stock"), other than the shares of Sandata Common Stock held in the treasury of Sandata, by any of its subsidiaries, or by stockholders validly exercising their dissenter's rights, will be converted into the right to receive $1.91 in cash (the "Merger Consideration"). The terms of the Proposed Transaction are set forth in more detail in the Agreement.

     You have requested our opinion, as investment bankers, as to the fairness from a financial point of view, to the stockholders of Sandata of the Merger Consideration to be paid by SAC for the Sandata Common Stock in the Proposed Transaction. Our opinion addresses only the fairness, from a financial point of view, of the Merger Consideration to be paid by SAC for the Sandata Common Stock in the Proposed Transaction, and we do not express any views on any other terms of the Proposed Transaction. Specifically, we have not been requested to opine as to, and our opinion does not in any manner address, the relative merits of the Proposed Transaction as compared to any alternative business strategy that might exist for Sandata. We have been advised, and have taken into account, that a majority of the outstanding common stock of Sandata is beneficially owned by the principals of SAC, who are three of Sandata's directors and the adult children of one of its directors.

         In arriving at our opinion, we have:

   o reviewed publicly available historical financial and operating data concerning Sandata, including, without limitation, the Annual Reports on Form 10-KSB for the fiscal years ended May 31, 2000, May 31, 2001, and May 31, 2002;

   o reviewed projected financial information prepared by Sandata management;

   o reviewed publicly available information concerning Sandata;

   o conducted discussions with Sandata senior management concerning Sandata's historical financial results, business prospects and projected financial information;

   o reviewed the draft dated October 25, 2002, of the Agreement and related documents; for the purposes of this opinion, we have assumed that the final form thereof will not differ in any material respect from such draft; and

   o performed various financial analyses of Sandata, as we have deemed appropriate, including a discounted cash flow analysis; a comparable company analysis, and an internal rate of return to equity analysis.

     In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for the independent verification of such information, and we have further relied upon the assurances of Sandata that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. We have also assumed that obtaining all regulatory approvals and third party consents required for the consummation of the Proposed Transaction will not have an adverse impact on Sandata or on the anticipated benefits of the Proposed Transaction. We have further assumed that the transactions described in the Agreement will be consummated in a timely manner without waiver or modification of any of the material terms or conditions contained therein. In arriving at our opinion, we have not conducted any physical inspection of Sandata's properties or facilities, and we have not made or obtained any evaluation or appraisal of the assets or liabilities of Sandata. Our opinion set forth herein is necessarily based upon financial, market, economic and other conditions and circumstances as they exist and have been disclosed on, and can be evaluated as of, the date hereof. We are not expressing any opinion herein as to the price at which the Sandata Common Stock will actually trade at any time.

     We have acted as financial advisor to the Special Independent Committee of the Board of Directors of Sandata in connection with the Proposed Transaction and will receive a fee for such services and for rendering this opinion. In addition, Sandata has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. In the ordinary course of our business, we may actively trade the debt or equity securities of Sandata for our account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     Our opinion is provided for the use and benefit of the Board of Directors of Sandata and is rendered to the Board of Directors in connection with the Proposed Transaction. This opinion is not intended and does not constitute a recommendation to any stockholder of Sandata as to how a stockholder should vote with respect to the Proposed Transaction. This opinion is not to be reprinted, reproduced or disseminated without our prior written consent, and is not to be quoted or referred to, in whole or in part, in connection with the Proposed Transaction or any other matter; provided that we understand and agree that if this opinion is required pursuant to any applicable statute or regulation to be included in any materials to be filed with the Securities and Exchange
Commission or mailed to the shareholders of Sandata in connection with the Proposed Transaction, the opinion may be reproduced in such materials only in its entirety, and any description of or reference to us or any summary of this opinion in such materials must be in a form acceptable to and consented to in advance by us, such consent not to be unreasonably withheld. (TM) Based upon and subject to the foregoing, including the various assumptions, limitations, and qualifications set forth herein, we are of the opinion that, as of the date hereof, the Merger Consideration to be paid by SAC in connection with the Proposed Transaction is fair, from a financial point of view, to the stockholders of Sandata.

                                                 Respectfully submitted,





                                                 Brean Murray & Co., Inc.

                                                                  APPENDIX C-2

                     PRESENTATION TO THE BOARD OF DIRECTORS

                           SANDATA TECHNOLOGIES, INC.

                                AUGUST 27, 2002

                                  BREAN MURRAY

                                                       Privileged & Confidential

                           Sandata Technologies, Inc.


                                Table of Contents
                                                                         Section
Summary                                                                      1
 Transation Overview
 Valuation Analysis
 Recommendations
Valuation based on Discounted Cash Flow Analysis.............................2
Valuation based on Comparable Company Analysis...............................3
IRR Analysis (as private company)............................................4

Exhibits
A. Trading Frequency Distribution Analysis

                                     SUMMARY

Transaction Overview

     On August 5, 2002, an Investor group led by Bert E. Brodsky, Chief Executive Officer of Sandata ("Investor Group"), offered to purchase all outstanding common shares of the Company at a price of $1.50/share.

Company Situation (pre-announcement):

     -   Company is ignored by public financial markets
     -   Stock price is depressed; liquidity nominal

Shares Outstanding (8/2/02):             $2,481,808
Stock Price (8/2/02):                     $     0.50
                                          ----------
   Equity Value:                          $1,240,904
    + LT Debt (5/31/02)                    4,500,000
    - Cash (5/31/02)                      (1,630,617)
                                          ----------
   Enterprise Value:                      $4,110,287

Company Situation (post-annoucement):

Shares Outstanding (8/2/02)                     2,481,808
Options/warrants "in-the-money"                   747,000
Cash Received from exercise:                     $733,905 (520,500* $1.41)
                                                 $296,715 (226,500 *$1.31)
                                                 ---------
                                               $1,030,620

Shares assumed repurchased at $1.50/share:       (687,080)
  Net new shares:                                  59,920
                                                 --------
Shares outstanding, Treasury Stock Method       2,541,728

Shares owned by Mr. Brodsky
  (per draft 2002 10K)                          1,302,957
Additional shares, Treasury Stock Method           47,290
        Total:                                  1,350,247

Shares available to be repurchased:             1,191,481
        %of oustanding:                             46.9%

Proceeds to Sandata shareholders                $1,787,222 (1,191,481 shares at
                                                                $1.50/share)
Valuation Analysis:
Discounted Cash Flow Analysis (Section 2)

        - Most appropriate company valuation method
        - Discount Rate assumed at 20%.  Derived from:
                - The company's estimated cost of capital; and
                - Its reliance on government funding

        - Terminal Multiple of EBITDA of 4x.  Appropriate multiple due to:
                - Historically slow growth
                - No growth catalysts

                DCF Value: $2.39/share (pre-discount)

                Discounts applied:
                Majority Owner discount: 20%

                DCF Value, Net: $1.91/share

Comparable Company Analysis (Section 3)

        - Selected and analyzed eight (8) companies that we deemed relatively similar to the company

        - Compared valuation metrics, applied Majority Owner discount

                Median Results: $2.36/share (post-discount)

RECOMMENDATION

     We believe that a counteroffer of $2.00/share is fair, appropriate and reasonable.

          - At $2.00/share, the transaction value would increase by $595,740 to $2,382,962.

          - This purchase price will allow the Investor Group to receive an estimated IRR of 27.1% or more than 2x their investment in 3 years.


                                                     Privileged and Confidential


                           SANDATA TECHNOLOGIES, INC.
                          Valuation Analysis of Equity
                     Based on Discounted Cash Flow Analysis
                     ($ in thousands, except per share data)

                                                  Net Present Value of Equity per Share of Common Stock (1), (2)
                                                                            Terminal Multiple of EBITDA
Discount Rate                                                 2             3            4           5          6
15.0%                                                         $1.230        $2.029       $2.827      $3.626     $4.425
17.5%                                                         $1.098        $1.849       $2.601      $3.352     $4.104
20.0%                                                         $0.976        $1.684       $2.392      $3.100     $3.807
22.5%                                                         $0.863        $1.531       $2.198      $2.866     $3.534
25.0%                                                         $0.758        $1.389       $2.019      $2.650     $3.280


                                                 Net Present Value of Equity per Share of Common Stock (1), (2)
                                                                           DISCOUNTED 20% FOR MAJORITY OWNER

                                                                            Terminal Multiple of EBITDA
Discount Rate                                                 2             3            4           5          6
15.0%                                                         $0.984        $1.623       $2.262      $2.901     $3.540
17.5%                                                         $0.878        $1.480       $2.081      $2.682     $3.283
20.0%                                                         $0.781        $1.347       $1.913      $2.480     $3.046
22.5%                                                         $0.690        $1.225       $1.759      $2.293     $2.827
25.0%                                                         $0.607        $1.111       $1.615      $2.120     $2.624



(1) Represents NPV of cashflows plus NPV of the Terminal Value less net long term debt of $2.87 million. NPV values as of August 1, 2002.
2)  Based on 2,541,728 shares outstanding, Treasury Stock Method.

                                                   Priviledged and Confidential


                           SANDATA TECHNOLOGIES, INC.
                   Historical and Projected Income Statements
                     ($ in thousands, except per share data)




                                                             For Year Ending May 31,        Projected for the Year Ending May 31,
                                                          2000       2001         2002        2003          2004         2005


 Sharp (Computerized information processing)             $5,629     $5,960       $5,963     $6,045         $6,347       $6,664
 Santrax (Telephone-based data collection)                7,366      7,562        7,691      8,183          8,592        9,022
 Outsource (Telephone infrastructure & outsourcing)       2,635      2,071          737        120            126          132
 Hardware / Software (Information technology)             2,358      2,170        2,837        332            349          366
 Other                                                      432        374          532        283            317          333
  Total Revenue                                         $18,420    $18,138      $17,760    $14,963        $15,731      $16,518
  Revenue Growth                                                      (1.5%)      (2.1%)     (15.7%)          5.1%         5.0%


 EBIT                                                     $269         $12          $375      $640           $764         $803
  EBIT margin                                              1.5%        0.1%          2.1%      4.3%           4.9%         4.9%

 EBITDA                                                 $2,654      $2,761        $2,215    $2,468         $2,872       $3,016
  EBITDA margin                                           14.4%       15.2%         12.5%     16.5%          18.3%        18.3%

 FCF (EBITDA less CAPEX)                               ($3,047)   ($1,034)         ($336)   $1,080         $1,484       $1,628
  FCF margin                                                NA         NA            NA       7.2%            9.4%         9.9%

 Net Income                                                $14         $5           $153     $440            $568         $605
  Net Income margin                                        0.1%       0.0%           0.9%     2.9%            3.6%         3.7%

 Diluted EPS                                             $0.01       $0.00         $0.06    $0.18           $0.23        $0.24



Notes:
2001 EBIT, EBITDA, NI and EPS exclude impairment of development software and goodwill of $3.3 million and $0.2 million, respectively. NI and EPS adjusted for tax effect of 37%

2003 and 2004 projections prepared by Sandata, 2005 projected by Brean Murray & Co., Inc.

                                                     Privileged and Confidential


                           SANDATA TECHNOLOGIES, INC.
                     Pro-Forma Projected Net Free Cash Flow
                                   Statements
                                ($ in thousands)


                                                                        Projected for Year Ending May 31,
                                                                    2003                  2004                 2005

             EBIT                                                   $640                  $764                 $803
             Income Taxes on EBIT (0% due to loss carryforward)        0                     0                    0
                                                                   -----                  ----                 ----
             Tax Effected EBIT                                       640                   764                  803

             Depreciation                                          1,828                 2,108                2,213
             Decrease (Increase) in working capital accounts      (1,188)                  (55)                (251)
                                                                  ------                ------               ------
             Cash Flow From Operating Activities                   1,281                 2,817                2,765

             Capital Expenditures                                 (1,388)               (1,388)              (1,388)
                                                                  ------                ------               ------
             Net Free Cash Flow                                    ($107)               $1,429               $1,377
                                                                  ======                ======               ======


Notes:
2003 and 2004 projections prepared by Sandata, 2005 projected by Brean Murray & Co., Inc.

                                                     Privileged and Confidential




                     Valuation of Sandata Technologies, Inc.
                      Based on Comparable Company Analysis
                     ($ in thousands, except per share data)



                                                                                                                             20%
                                                             Sandata LTM    ($1.50)   Implied Median   Implied Median     Majority
                                   Comparable Companies      & Projected      Deal      Equity Value    Equity Value        Owner
                                    Low  High  Median            Results    Multiples     of Sandata     per Share        Discount
                                    ---  ----  ------        ------------   ---------   ------------   --------------  ------------

  Equity Value as a multiple of:

  LTM Net Income                  8.8x   20.4x   19.0x           $153          24.3 x        $2,907(1)      $1.17          $0.94

  2003 Net Income (3)             7.8x   28.8x   19.7x           $440           8.5 x        $8,663(1)      $3.49          $2.79

  Book Value                      1.0x    2.5x    1.1x          5,404           0.7 x        $5,965(1)      $2.40          $1.92



  Enterprise Value as a multiple of:


  LTM EBIT                        5.5x    8.8x    7.4x           $375          21.9 x         ($82)(1)(2)   $0.00          $0.00

  LTM EBITDA                      3.5x    8.9x    7.9x         $2,215           3.7 x       $14,520(1)(2)   $5.85          $4.68

  LTM Revenue                     0.4x    1.7x    1.0x        $17,760           0.5 x       $14,037(1)(2)   $5.66          $4.52



                                                                                        High                       $4.68

                                                                                        Low                        $0.00

                                                                                        Median Value               $2.36



LTM = Last Twelve Months
(1) Equals median multiple * LTM and projected results
(2) Values are adjusted for net debt of $2.87 million.
(3) Comparable company multiples based on calendar year 2003 EPS, Sandata net income amount projected for period ending May 31, 2003.

                                                    Priviledged and Confidential

                           Comparable Company Analysis
                           ($ in thousands, except per
                                   share data)


                                                               VALUATION
       Com-               Price            EPS(1)                CY   CY                              Income Statement Data (1)
       pany              52 Week    %of          CY   CY   LTM  2002 2003  EV/    EV/   EV/  Price/   LTM     LTM     LTM    LTM
Ticker pany      8/26/02 Hi    Lo   high  LTM   2002 2003  P/E  P/E  P/E Revenue EBITDA EBIT  Book  Revenue  EBITDA   EBIT    NI

CAP  Creative
     Computer
     Applica-
     tions, Inc. $ 1.15 $1.75 $0.35 65.7 $0.13 $0.04  NA   8.8x 28.8x  NA   0.4x 3.5x   5.5x  1.0x $ 7,462 $   898  $   562  $  413
     Inc.

HMSY Health
     Management
     Systems, Inc. 3.03  5.55  0.91 54.6 (1.16)  NA   NA   NM   NA     NA   0.5x   NM   NM    1.2x  62,202 (16,438) (18,732)(20,801)

INTV Intervoice-
     Brite, Inc.   1.66 18.35  0.88  9.0 (1.66)(0.24) NA   NM   NM     NA   0.4x   NM   NM    1.0x 188,546 (28,709) (52,957)(45,430)

KRON Kronos,      28.60 60.40 23.76 47.4  1.40  1.37 1.71 20.4x 20.9x 16.7x 1.6x 8.5x* 13.4x *3.7x 327,516  61,699   39,098  28,257
     Inc.

LANV LanVision
     System,
     Inc.          2.00  4.98  0.85 40.2  0.02  0.06 NA *100.0x*33.3x  NA   1.4x 5.6x   7.4x *5.9x  11,260   2,757    2,077     207

MDRX Allscript
     Healthcare
     Solutions,
     Inc.          2.89  6.67  1.60 43.3 (0.23) 0.37 0.08  NM    7.8x 36.1x 1.0x   NM     NM  1.2x  73,849 (29,139) (56,669) (8,970)

QSII Quality
     Systems,
      Inc.        17.10 18.00 10.10 95.0  0.90  1.01 1.20 19.0x 16.9x 14.3x 1.7x 7.9x   8.8x  2.5x  45,820   9,660    8,614   5,636


TZIX TriZetto
     Group,
     Inc.          6.30 14.35  4.10 43.9 (0.56) 0.32 0.32  NM   19.7x 19.7x 0.9x 8.9x    NM    1.0x 245,289 25,315  (35,743)(26,811)



                  High        95.0%                     20.4x  28.8x 36.1x  1.7x 8.9x   8.8x  2.5x

                  Low          9.0%                      8.8x   7.8x 14.3x  0.4x 3.5x   5.5x  1.0x

                  Mean        49.9%                     16.1x  18.8x 21.7x  1.0x 6.9x   7.3x  1.3x

                  Median      45.6%                     19.0x  19.7x 18.2x  1.0x 7.9x   7.4x  1.1x




-----------------------------------
LTM = last twelve months,
NTM = next twelve months,
EV = enterprise value (market capitalization plus net debt)
NA = not available;
NM = not meaningful
*  Excluded as outlier
(1) Excludes non-recurring and extraordinary items

                                                   Priviledged and Confidential

                           Comparable Company Analysis
                     ($ in thousands, except per share data)


                                               Balance Sheet Data
                                  LT Debt   Shares    Book    Mkt Value    Net  Enterprise                    Margins
Ticker  Company Name            % Equity     Out.     Value   of Equity    Debt   Value       Gross   EBITDA    EBIT     NI


CAP    Creative Computer          0.00%   3,266     $ 3,639   $ 3,756   $ (641) $ 3,116      52.6%    12.0%     7.5%    5.5%
       Applications, Inc.

HMSY   Health Management
        Systems, Inc.             0.00%  18,295     47,792     55,433  (24,964)  30,469        NA       NM       NM      NM


INTV   Intervoice-Brite, Inc.    47.64%  34,047     55,326     56,518   12,931   69,449      36.1%      NM       NM      NM

KRON   Kronos, Inc.               0.00%  19,680    152,327    562,861  (37,576) 525,285      38.9%    18.8%    11.9%    8.6%


LANV   LanVision Systems, Inc.   25.22%   8,922      3,005     17,845   (2,400)  15,445      60.7%    24.5%    18.5%    1.8%

MDRX   Allscripts
       Solutions, Inc.            0.00%  38,424     90,766    111,046  (38,528)  72,518       13.7%     NM       NM      NM


QSII   Quality Systems, Inc.      0.00%   6,123     41,713    104,702  (28,862)  75,840       54.9%   21.1%   18.8%   12.3%


TZIX   TriZetto Group, Inc.      10.08%  45,743    275,045    288,180  (62,044) 226,136       34.0%   10.3%     NM       NM


                                                                             High             60.7%   24.5%   18.8%   12.3%

                                                                             Low              13.7%   10.3%    7.5%    1.8%

                                                                             Mean             41.6%   17.4%   14.2%    7.1%

                                                                             Median           38.9%   18.8%   15.2%    7.1%

                                                    Priviledged and Confidential

                         SANDATA TECHNOLOGIES, INC.
                           IRR - Private Equity Holders
                       (in thousands, except stock price)





        Deal Price                           $1.50           $1.75           $2.00           $2.25           $2.50

        Shares Outstanding                   2,542           2,542           2,542           2,542           2,542

        Sandata Equity Value                $3,813          $4,448          $5,083          $5,719          $6,354


Year    Cashflows(1)

2003    Projected net income                 $530            $530             $530            $530            $530

2004    Projected net income                 $658            $658             $658            $658            $658

2005    Projected net income                 $695            $695             $695            $695            $695

2005    Sale of Company(1)                $10,224         $10,224          $10,224         $10,224         $10,224


Internal Rate of Return to Equity (IRR)      38.0%          32.0%             27.1%           22.9%          19.3%

(1) Projected net income includes $90,000 of formerly public company costs.
(2) Sale assumed at the end of 2005 at 4x projected EBITDA of $3.106 million ($3.106 million plus public company costs of $90,000). Proceeds reflect repayment of $2.2 million of net debt. ($4.5 million less projected cash of $2.3 million)

                           SANDATA TECHNOLOGIES, INC.
       Historical and Projected Income Statements - For a Private Company
                    ADD BACK $90,000 OF PUBLIC COMPANY COSTS
                     ($ in thousands, except per share data)




                                                             For Year Ending May 31,        Projected for the Year Ending May 31,
                                                          2000       2001         2002        2003          2004         2005


 Sharp (Computerized information processing)             $5,629     $5,960       $5,963     $6,045         $6,347       $6,664
 Santrax (Telephone-based data collection)                7,366      7,562        7,691      8,183          8,592        9,022
 Outsource (Telephone infrastructure & outsourcing)       2,635      2,071          737        120            126          132
 Hardware / Software (Information technology)             2,358      2,170        2,837        332            349          366
 Other                                                      432        374          532        283            317          333
  Total Revenue                                         $18,420    $18,138      $17,760    $14,963        $15,731      $16,518
  Revenue Growth                                                      (1.5%)       (2.1%)    (15.7%)          5.1%         5.0%


 EBIT                                                     $359        $102         $465       $730           $854         $893
  EBIT margin                                              2.0%        0.6%         2.6%       4.9%           5.4%         5.4%

 EBITDA                                                 $2,744      $2,851       $2,305     $2,558         $2,962       $3,016
  EBITDA margin                                           14.9%       15.7%        13.0%      17.1%          18.8%        18.8%

 FCF (EBITDA less CAPEX)                               ($2,957)      ($944)       ($246)    $1,170         $1,574       $1,718
  FCF margin                                                NA         NA            NA        7.8%          10.0%        10.4%

 Net Income                                               $104         $62         $243       $530           $658         $695
  Net Income margin                                        0.6%        0.3%         1.4%       3.5%           4.2%         4.2%

 Diluted EPS                                             $0.01       $0.02        $0.06      $0.21          $0.26        $0.28



                                                       APPENDIX C-3

                     PRESENTATION TO THE BOARD OF DIRECTORS

                           SANDATA TECHNOLOGIES, INC.

                                AUGUST 20, 2002

                                  BREAN MURRAY

                                                       Privileged & Confidential

                           Sandata Technologies, Inc.


                                Table of Contents
                                                                         Section
Summary                                                                      1
 Transation Overview
 Valuation Analysis
 Recommendation
Valuation based on Discounted Cash Flow Analysis.............................2
Valuation based on Comparable Company Analysis...............................3

Exhibits
A. Trading Frequency Distribution Analysis

                                     SUMMARY

Transaction Overview

     On August 5, 2002, an Investor group led by Bert E. Brodsky, Chief Executive Officer of Sandata, offered to purchase all outstanding common shares of the Company at a price of $1.50/share.

Company Situation (pre-announcement):

     -   Company is ignored by public financial markets
     -   Stock price is depressed; liquidity nominal
     - The ratio of the company's market cap to its "annual public company costs" is excessive (represents 20-25% of the company's pre-announcement cap)


Shares Outstanding (8/2/02):             $2,481,808
Stock Price (8/2/02):                    $     0.50
                                          ----------
   Equity Value:                         $1,240,904
    + LT Debt (5/31/02)                   4,500,000
    - Cash (5/31/02)                     (1,630,617)
                                          ----------
   Enterprise Value:                     $4,110,287

Company Situation (post-annoucement):

Shares Outstanding (8/2/02)                     2,481,808
Options/warrants "in-the-money":                  747,000
Cash Received from exercise:                     $733,905 (520,500 *$1.41)
                                                 $296,715 (226,500 *$1.31)
                                                 ---------
                                               $1,030,620

Shares assumed repurchased at $1.50/share:       (687,080)
  Net new shares:                                  59,920
                                                 --------
Shares outstanding, Treasury Stock Method       2,541,728

Shares owned by Mr. Brodsky
  (per draft 2002 10K)                          1,302,957
Additional shares, Treasury Stock Method           47,290
        Total:                                  1,350,247

Shares available to be repurchased:             1,191,481
        %of oustanding:                             46.9%

Proceeds to Sandata shareholders                $1,787,222 (1,191,481 shares at
                                                                $1.50/share)
Valuation Analysis:
Discounted Cash Flow Analysis (Section 2):

        - Most appropriate company valuation method
        - Discount Rate assumed at 25%.  Derived from:
                - The company's estimated cost of capital; and
                - Its significant reliance on government funding

        - Terminal Multiple of EBITDA of 4x.  Appropriate multiple due to:
                - Historically slow growth
                - No growth catalysts

                DCF Value: $2.05/share (assumes efficient, liquid marketplace)

                Discounts applied:
                Majority Insider-owned discount: 20%
                Illiquidity discount: 20%

                DCF Value, Net: $1.23/share

Comparable Company Analysis (Section 3):

        - Selected and analyzed eight (8) companies that we deemed relatively similar to the company

        - Compared valuation metrics, applied discounts

                Median Results: $1.55/share.

RECOMMENDATION

     We believe that the offer of $1.50/share (200% premium to pre-announcement price) is substantial and is not likely to be matched by any other bidder (especially since Mr. Brodsky would have to be bought out) or made available in via the public markets, in terms of stock price.

     Shareholders receive value of $1.50, or $1.8 million vs. pre-announcement value of $0.50, or $1.2 million.

                           Sandata Technologies, Inc.
                        2 year Stock Price/Volume Chart

Date              High        Low         Volume

8/16/2002         1.351       1.25        2,500
8/15/2002         1.36        1.35        5,500
8/14/2002         1.36        1.35        8,600
8/13/2002         1.45        1.35        2,300
8/12/2002         1.49        1.38        1,700
8/9/2002          1.45        1.29        2,200
8/8/2002          1.5         1.26        7,500
8/7/2002          1.3         1.24        36,500
8/6/2002          1.5         1.171       24,700
8/5/2002          0.5         0.5         0
8/2/2002          0.5         0.5         700
8/1/2002          0.93        0.47        3,900
7/31/2002         0.311       0.311       0
7/30/2002         0.311       0.311       0
7/29/2002         0.311       0.311       200
7/26/2002         0.37        0.35        200
7/25/2002         0.55        0.55        200
7/24/2002         0.55        0.55        0
7/23/2002         0.55        0.55        0
7/22/2002         0.55        0.55        0
7/19/2002         0.55        0.55        0
7/18/2002         0.55        0.55        0
7/17/2002         0.55        0.55        0
7/16/2002         0.55        0.55        100
7/15/2002         0.799       0.799       0
7/12/2002         0.799       0.799       0
7/11/2002         0.799       0.799       100
7/10/2002         0.4         0.4         200
7/9/2002          0.55        0.4         5,100
7/8/2002          0.53        0.53        0
7/5/2002          0.53        0.53        0
7/3/2002          0.53        0.53        0
7/2/2002          0.53        0.53        0
7/1/2002          0.53        0.53        0
6/28/2002         0.53        0.53        0
6/27/2002         0.53        0.53        200
6/26/2002         0.68        0.55        6,300
6/25/2002         0.68        0.68        0
6/24/2002         0.68        0.68        1,200
6/21/2002         0.68        0.68        0
6/20/2002         0.68        0.68        0
6/19/2002         0.68        0.68        0
6/18/2002         0.68        0.68        0
6/17/2002         0.68        0.68        0
6/14/2002         0.68        0.68        4,600
6/13/2002         0.7         0.7         500
6/12/2002         0.701       0.701       100
6/11/2002         0.95        0.7         0
6/10/2002         0.95        0.7         0
6/7/2002          0.95        0.7         0
6/6/2002          0.95        0.7         400
6/5/2002          0.8         0.7         0
6/4/2002          0.8         0.7         0
6/3/2002          0.8         0.7         0
5/31/2002         0.8         0.7         0
5/30/2002         0.8         0.7         200
5/29/2002         0.65        0.65        0
5/28/2002         0.65        0.65        0
5/24/2002         0.65        0.65        0
5/23/2002         0.65        0.65        0
5/22/2002         0.65        0.65        0
5/21/2002         0.65        0.65        0
5/20/2002         0.65        0.65        0
5/17/2002         0.65        0.65        0
5/16/2002         0.65        0.65        0
5/15/2002         0.65        0.65        0
5/14/2002         0.65        0.65        0
5/13/2002         0.65        0.65        0
5/10/2002         0.65        0.65        0
5/9/2002          0.65        0.65        0
5/8/2002          0.65        0.65        0
5/7/2002          0.65        0.65        0
5/6/2002          0.65        0.65        0
5/3/2002          0.65        0.65        0
5/2/2002          0.65        0.65        100
5/1/2002          0.89        0.44        0
4/30/2002         0.89        0.44        0
4/29/2002         0.89        0.44        0
4/26/2002         0.89        0.44        0
4/25/2002         0.89        0.44        2,700
4/24/2002         1           0.91        2,700
4/23/2002         0.91        0.91        0
4/22/2002         0.91        0.91        200
4/19/2002         0.91        0.91        0
4/18/2002         0.91        0.91        100
4/17/2002         1           0.92        0
4/16/2002         1           0.92        0
4/15/2002         1           0.92        0
4/12/2002         1           0.92        300
4/11/2002         0.91        0.91        0
4/10/2002         0.91        0.91        0
4/9/2002          0.91        0.91        0
4/8/2002          0.91        0.91        0
4/5/2002          0.91        0.91        1,800
4/4/2002          1.01        0.95        0
4/3/2002          1.01        0.95        0
4/2/2002          1.01        0.95        4,400
4/1/2002          1.02        1.02        0
3/28/2002         1.02        1.02        0
3/27/2002         1.02        1.02        0
3/26/2002         1.02        1.02        0
3/25/2002         1.02        1.02        100
3/22/2002         1.019       1.019       100
3/21/2002         1.01        1.01        0
3/20/2002         1.01        1.01        0
3/19/2002         1.01        1.01        0
3/18/2002         1.01        1.01        0
3/15/2002         1.01        1.01        0
3/14/2002         1.01        1.01        0
3/13/2002         1.01        1.01        0
3/12/2002         1.01        1.01        0
3/11/2002         1.01        1.01        0
3/8/2002          1.01        1.01        0
3/7/2002          1.01        1.01        0
3/6/2002          1.01        1.01        0
3/5/2002          1.01        1.01        800
3/4/2002          1.01        1.01        1,100
3/1/2002          1.11        1.11        0
2/28/2002         1.11        1.11        0
2/27/2002         1.11        1.11        0
2/26/2002         1.11        1.11        0
2/25/2002         1.11        1.11        700
2/22/2002         1.01        1.01        500
2/21/2002         1.1         1.1         0
2/20/2002         1.1         1.1         1,500
2/19/2002         1.4         0.8         0
2/15/2002         1.4         0.8         0
2/14/2002         1.4         0.8         8,300
2/13/2002         1.35        0.75        2,500
2/12/2002         1.45        1.45        0
2/11/2002         1.45        1.45        500
2/8/2002          1.36        1.36        0
2/7/2002          1.36        1.36        0
2/6/2002          1.36        1.36        0
2/5/2002          1.36        1.36        0
2/4/2002          1.36        1.36        200
2/1/2002          1.35        1.35        100
1/31/2002         1.51        1.5         0
1/30/2002         1.51        1.5         0
1/29/2002         1.51        1.5         0
1/28/2002         1.51        1.5         0
1/25/2002         1.51        1.5         0
1/24/2002         1.51        1.5         0
1/23/2002         1.51        1.5         0
1/22/2002         1.51        1.5         0
1/18/2002         1.51        1.5         2,400
1/17/2002         1.61        1.61        0
1/16/2002         1.61        1.61        0
1/15/2002         1.61        1.61        0
1/14/2002         1.61        1.61        500
1/11/2002         1.67        1.52        0
1/10/2002         1.67        1.52        3,100
1/9/2002          1.55        1.15        0
1/8/2002          1.55        1.15        0
1/7/2002          1.55        1.15        17,700
1/4/2002          1           1           300
1/3/2002          1           1           0
1/2/2002          1           1           500
12/31/2001        0.89        0.83        4,300
12/28/2001        0.89        0.89        0
12/27/2001        0.89        0.89        0
12/26/2001        0.89        0.89        0
12/24/2001        0.89        0.89        200
12/21/2001        0.9         0.9         2,300
12/20/2001        1           0.95        1,700
12/19/2001        0.92        0.9         1,500
12/18/2001        0.92        0.92        100
12/17/2001        0.92        0.92        500
12/14/2001        0.92        0.92        500
12/13/2001        0.92        0.92        0
12/12/2001        0.92        0.92        0
12/11/2001        0.92        0.92        200
12/10/2001        0.95        0.93        300
12/7/2001         1           0.92        0
12/6/2001         1           0.92        0
12/5/2001         1           0.92        800
12/4/2001         0.91        0.91        0
12/3/2001         0.91        0.91        100
11/30/2001        0.95        0.95        0
11/29/2001        0.95        0.95        700
11/28/2001        0.93        0.93        400
11/27/2001        1           0.9         1,000
11/26/2001        0.86        0.85        1,200
11/23/2001        0.9         0.84        0
11/21/2001        0.9         0.84        2,200
11/20/2001        0.96        0.96        0
11/19/2001        0.96        0.96        0
11/16/2001        0.96        0.96        0
11/15/2001        0.96        0.96        0
11/14/2001        0.96        0.96        0
11/13/2001        0.96        0.96        0
11/12/2001        0.96        0.96        0
11/9/2001         0.96        0.96        0
11/8/2001         0.96        0.96        2,100
11/7/2001         0.89        0.89        0
11/6/2001         0.89        0.89        0
11/5/2001         0.89        0.89        0
11/2/2001         0.89        0.89        0
11/1/2001         0.89        0.89        0
10/31/2001        0.89        0.89        0
10/30/2001        0.89        0.89        0
10/29/2001        0.89        0.89        100
10/26/2001        0.92        0.89        0
10/25/2001        0.92        0.89        108,200
10/24/2001        1.045       0.9         0
10/23/2001        1.045       0.9         0
10/22/2001        1.045       0.9         0
10/19/2001        1.045       0.9         13,100
10/18/2001        0.98        0.98        2,000
10/17/2001        0.92        0.91        0
10/16/2001        0.92        0.91        0
10/15/2001        0.92        0.91        0
10/12/2001        0.92        0.91        0
10/11/2001        0.92        0.91        0
10/10/2001        0.92        0.91        0
10/9/2001         0.92        0.91        0
10/8/2001         0.92        0.91        0
10/5/2001         0.92        0.91        0
10/4/2001         0.92        0.91        0
10/3/2001         0.92        0.91        0
10/2/2001         0.92        0.91        0
10/1/2001         0.92        0.91        2,400
9/28/2001         0.92        0.92        1,500
9/27/2001         0.95        0.93        0
9/26/2001         0.95        0.93        0
9/25/2001         0.95        0.93        0
9/24/2001         0.95        0.93        0
9/21/2001         0.95        0.93        3,000
9/20/2001         0.93        0.91        800
9/19/2001         1.01        0.91        2,000
9/18/2001         1.18        1.05        2,000
9/17/2001         1.18        1.18        400
9/10/2001         1.18        1.18        1,500
9/7/2001          1.18        1.18        0
9/6/2001          1.18        1.18        200
9/5/2001          1.15        1.06        2,000
9/4/2001          1.13        1.13        0
8/31/2001         1.13        1.13        0
8/30/2001         1.13        1.13        0
8/29/2001         1.13        1.13        0
8/28/2001         1.13        1.13        0
8/27/2001         1.13        1.13        0
8/24/2001         1.13        1.13        0
8/23/2001         1.13        1.13        0
8/22/2001         1.13        1.13        0
8/21/2001         1.13        1.13        0
8/20/2001         1.13        1.13        0
8/17/2001         1.13        1.13        500
8/16/2001         1.15        1.1         0
8/15/2001         1.15        1.1         14,700
8/14/2001         1.1         1.1         1,000
8/13/2001         1.13        1.13        0
8/10/2001         1.13        1.13        3,600
8/9/2001          1.07        1.07        0
8/8/2001          1.07        1.07        300
8/7/2001          1.21        1.15        0
8/6/2001          1.21        1.15        0
8/3/2001          1.21        1.15        0
8/2/2001          1.21        1.15        19,200
8/1/2001          1.2         1.2         1,000
7/31/2001         1.16        1.15        1,500
7/30/2001         1.07        1.07        0
7/27/2001         1.07        1.07        0
7/26/2001         1.07        1.07        0
7/25/2001         1.07        1.07        0
7/24/2001         1.07        1.07        0
7/23/2001         1.07        1.07        600
7/20/2001         1.08        1.08        0
7/19/2001         1.08        1.08        0
7/18/2001         1.08        1.08        0
7/17/2001         1.08        1.08        0
7/16/2001         1.08        1.08        100
7/13/2001         1.09        1.09        0
7/12/2001         1.09        1.09        200
7/11/2001         1.09        1.09        0
7/10/2001         1.09        1.09        100
7/9/2001          1.08        1.08        2,500
7/6/2001          1.293       1.23        0
7/5/2001          1.293       1.23        0
7/3/2001          1.293       1.23        0
7/2/2001          1.293       1.23        0
6/29/2001         1.293       1.23        0
6/28/2001         1.293       1.23        0
6/27/2001         1.293       1.23        0
6/26/2001         1.293       1.23        0
6/25/2001         1.293       1.23        0
6/22/2001         1.293       1.23        0
6/21/2001         1.293       1.23        0
6/20/2001         1.293       1.23        6,400
6/19/2001         1.3         1.3         0
6/18/2001         1.3         1.3         1,000
6/15/2001         1.35        1.3         5,000
6/14/2001         1.285       1.25        0
6/13/2001         1.285       1.25        0
6/12/2001         1.285       1.25        0
6/11/2001         1.285       1.25        0
6/8/2001          1.285       1.25        0
6/7/2001          1.285       1.25        0
6/6/2001          1.285       1.25        0
6/5/2001          1.285       1.25        0
6/4/2001          1.285       1.25        10,500
6/1/2001          1.24        1.21        0
5/31/2001         1.24        1.21        0
5/30/2001         1.24        1.21        0
5/29/2001         1.24        1.21        0
5/25/2001         1.24        1.21        0
5/24/2001         1.24        1.21        10,800
5/23/2001         1.2         1.2         500
5/22/2001         1.18        1.18        500
5/21/2001         1.17        1.12        3,900
5/18/2001         1.19        1.1         2,200
5/17/2001         1.07        1.07        1,000
5/16/2001         1.06        1.06        0
5/15/2001         1.06        1.06        0
5/14/2001         1.06        1.06        0
5/11/2001         1.06        1.06        0
5/10/2001         1.06        1.06        0
5/9/2001          1.06        1.06        2,800
5/8/2001          1.06        0.96        9,200
5/7/2001          1.02        1           0
5/4/2001          1.02        1           0
5/3/2001          1.02        1           0
5/2/2001          1.02        1           1,600
5/1/2001          1.09        1.07        400
4/30/2001         1.09        1.09        0
4/27/2001         1.09        1.09        0
4/26/2001         1.09        1.09        0
4/25/2001         1.09        1.09        0
4/24/2001         1.09        1.09        0
4/23/2001         1.09        1.09        1,000
4/20/2001         1.07        1.06        0
4/19/2001         1.07        1.06        0
4/18/2001         1.07        1.06        3,200
4/17/2001         1.15        0.86        6,100
4/16/2001         1.24        1.14        1,700
4/12/2001         1.28        1.2         0
4/11/2001         1.28        1.2         700
4/10/2001         1.188       1.188       0
4/9/2001          1.188       1.188       0
4/6/2001          1.188       1.188       100
4/5/2001          1.188       1.188       2,000
4/4/2001          1.188       1.188       0
4/3/2001          1.188       1.188       0
4/2/2001          1.188       1.188       500
3/30/2001         1.25        1.25        0
3/29/2001         1.25        1.25        0
3/28/2001         1.25        1.25        0
3/27/2001         1.25        1.25        0
3/26/2001         1.25        1.25        300
3/23/2001         1.25        1.25        200
3/22/2001         1.25        1.25        0
3/21/2001         1.25        1.25        0
3/20/2001         1.25        1.25        500
3/19/2001         1.203       1.188       300
3/16/2001         1.188       1.188       0
3/15/2001         1.188       1.188       0
3/14/2001         1.188       1.188       3,100
3/13/2001         1.375       1.188       0
3/12/2001         1.375       1.188       700
3/9/2001          1.188       1.188       0
3/8/2001          1.188       1.188       3,000
3/7/2001          1.188       1.188       0
3/6/2001          1.188       1.188       200
3/5/2001          1.188       1.188       0
3/2/2001          1.188       1.188       0
3/1/2001          1.188       1.188       200
2/28/2001         1.188       1.188       0
2/27/2001         1.188       1.188       1,200
2/26/2001         1.203       1.188       400
2/23/2001         1.313       1.313       0
2/22/2001         1.313       1.313       0
2/21/2001         1.313       1.313       1,000
2/20/2001         1.156       1.156       300
2/16/2001         1.188       1.125       7,000
2/15/2001         1.219       1.156       51,000
2/14/2001         1.094       1.063       0
2/13/2001         1.094       1.063       10,500
2/12/2001         1.063       1.063       1,000
2/9/2001          1.078       1.063       200
2/8/2001          1.313       1           0
2/7/2001          1.313       1           51,800
2/6/2001          1.266       1.156       200
2/5/2001          1.031       1.031       0
2/2/2001          1.031       1.031       3,700
2/1/2001          1.375       1.031       0
1/31/2001         1.375       1.031       0
1/30/2001         1.375       1.031       0
1/29/2001         1.375       1.031       300
1/26/2001         1.375       1.375       0
1/25/2001         1.375       1.375       100
1/24/2001         1           1           0
1/23/2001         1           1           2,000
1/22/2001         1.25        0.938       9,000
1/19/2001         1.063       0.906       10,500
1/18/2001         1.125       1.063       0
1/17/2001         1.125       1.063       0
1/16/2001         1.125       1.063       0
1/12/2001         1.125       1.063       19,000
1/11/2001         1           1           200
1/10/2001         1.031       1.031       0
1/9/2001          1.031       1.031       1,000
1/8/2001          1.063       1.063       100
1/5/2001          1.031       1.031       0
1/4/2001          1.031       1.031       0
1/3/2001          1.031       1.031       0
1/2/2001          1.031       1.031       100
12/29/2000        1.406       1           36,000
12/28/2000        1.016       1           42,300
12/27/2000        1.063       1           72,000
12/26/2000        1.063       1.063       9,500
12/22/2000        1.078       1.063       0
12/21/2000        1.078       1.063       400
12/20/2000        1.063       1.063       11,300
12/19/2000        1.063       1.063       800
12/18/2000        1.078       1.063       4,800
12/15/2000        1.063       1.063       0
12/14/2000        1.063       1.063       6,700
12/13/2000        1.063       1.063       17,200
12/12/2000        1.063       1.063       0
12/11/2000        1.063       1.063       8,300
12/8/2000         1.094       1.063       10,400
12/7/2000         1.016       1.016       600
12/6/2000         1.063       1           2,000
12/5/2000         1.125       0.875       6,500
12/4/2000         0.844       0.844       800
12/1/2000         0.875       0.844       7,800
11/30/2000        0.969       0.531       11,600
11/29/2000        0.875       0.875       0
11/28/2000        0.875       0.875       6,800
11/27/2000        0.984       0.906       18,700
11/24/2000        0.938       0.938       600
11/22/2000        1           1           0
11/21/2000        1           1           0
11/20/2000        1           1           0
11/17/2000        1           1           4,800
11/16/2000        1           1           100
11/15/2000        0.953       0.953       0
11/14/2000        0.953       0.953       0
11/13/2000        0.953       0.953       200
11/10/2000        1.031       1.031       3,100
11/9/2000         1.063       1           0
11/8/2000         1.063       1           1,400
11/7/2000         1.031       1.031       0
11/6/2000         1.031       1.031       0
11/3/2000         1.031       1.031       300
11/2/2000         1.063       1.031       0
11/1/2000         1.063       1.031       3,700
10/31/2000        1.031       1           2,800
10/30/2000        1.125       1.125       700
10/27/2000        1           1           0
10/26/2000        1           1           0
10/25/2000        1           1           0
10/24/2000        1           1           0
10/23/2000        1           1           200
10/20/2000        1           1           2,400
10/19/2000        1           0.906       44,000
10/18/2000        1.031       1.031       0
10/17/2000        1.031       1.031       4,000
10/16/2000        1.063       1.063       2,100
10/13/2000        1.031       1.031       0
10/12/2000        1.031       1.031       500
10/11/2000        1           1           500
10/10/2000        1.031       1.031       0
10/9/2000         1.031       1.031       0
10/6/2000         1.031       1.031       200
10/5/2000         1.188       1.125       7,200
10/4/2000         1.375       1.188       4,500
10/3/2000         1.297       1.297       500
10/2/2000         1.25        1.25        0
9/29/2000         1.25        1.25        1,200
9/28/2000         1.313       1.25        0
9/27/2000         1.313       1.25        2,500
9/26/2000         1.313       1.313       0
9/25/2000         1.313       1.313       0
9/22/2000         1.313       1.313       0
9/21/2000         1.313       1.313       0
9/20/2000         1.313       1.313       0
9/19/2000         1.313       1.313       100
9/18/2000         1.438       1.313       0
9/15/2000         1.438       1.313       0
9/14/2000         1.438       1.313       4,200
9/13/2000         1.375       1.375       300
9/12/2000         1.375       1.375       100
9/11/2000         1.5         1.5         1,000
9/8/2000          1.5         1.5         100
9/7/2000          1.5         1.375       3,500
9/6/2000          1.25        1.25        1,300
9/5/2000          1.25        1.25        200
9/1/2000          1.25        1.25        0
8/31/2000         1.25        1.25        0
8/30/2000         1.25        1.25        0
8/29/2000         1.25        1.25        200
8/28/2000         1.25        1.25        3,000
8/25/2000         1.313       1.25        5,400
8/24/2000         1.359       1.359       600
8/23/2000         1.469       1.281       1,300
8/22/2000         1.422       1.281       900
8/21/2000         1.406       1.281       6,100
8/18/2000         1.406       1.406       0
8/17/2000         1.406       1.406       0
8/16/2000         1.406       1.406       400

                                                     Privileged and Confidential


                           SANDATA TECHNOLOGIES, INC.
                          Valuation Analysis of Equity
                     Based on Discounted Cash Flow Analysis
                     ($ in thousands, except per share data)

                                                                          Net Present Value of Equity (1)
                                                                            Terminal Multiple of EBITDA
Discount Rate                                                 2             3            4           5          6
15.0%                                                         $3,236        $5,265       $7,295      $9,325    $11,354
20.0%                                                         $2,576        $4,375       $6,174      $7,973    $ 9,772
25.0%                                                         $2,011        $3,613       $5,216      $6,818    $ 8,421
30.0%                                                         $1,523        $2,957       $4,391      $5,825    $ 7,259
35.0%                                                         $1,101        $2,389       $3,678      $4,967    $ 6,255


                                                 Net Present Value of Equity per Share of Common Stock (1), (2)

                                                                            Terminal Multiple of EBITDA
Discount Rate                                                 2             3            4           5          6
15.0%                                                         $1.273        $2.072       $2.870      $3.669     $4.467
20.0%                                                         $1.013        $1.721       $2.429      $3.137     $3.845
25.0%                                                         $0.791        $1.421       $2.052      $2.682     $3.313
30.0%                                                         $0.599        $1.163       $1.728      $2.292     $2.856
35.0%                                                         $0.433        $0.940       $1.447      $1.954     $2.461



(1) Represents NPV of cashflows plus NPV of the Terminal Value less net long term debt of $2.87 million. NPV values as of August 1, 2002.
2)  Based on 2,541,728 shares outstanding, Treasury Stock Method.

                                                   Priviledged and Confidential


                           SANDATA TECHNOLOGIES, INC.
                   Historical and Projected Income Statements
                     ($ in thousands, except per share data)




                                                             For Year Ending May 31,        Projected for the Year Ending May 31,
                                                          2000       2001         2002        2003          2004         2005


Revenue (Service fees and other income)                $18,420     $18,138      $17,760    $14,963        $15,731      $16,518
  Revenue Growth                                                      (1.5%)       (2.1%)    (15.7%)          5.1%         5.0%

 EBIT                                                     $269         $12         $375       $640           $764         $802
  EBIT margin                                              1.5%        0.1%         2.1%       4.3%           4.9%         4.9%

 EBITDA                                                 $2,654      $2,761       $2,215     $2,468         $2,872       $3,016
  EBITDA margin                                           14.4%       15.2%        12.5%      16.5%          18.3%        18.3%

 Net Income                                                $14          $5         $153       $440           $568         $596
  Net Income margin                                        0.1%        0.0%         0.9%       2.9%           3.6%         3.6%

 Diluted EPS                                             $0.01       $0.00        $0.06      $0.18          $0.23        $0.24



Notes:
2001 EBIT, EBITDA, NI and EPS exclude impairment of development software and goodwill of $3.3 million and $0.2 million, respectively. NI and EPS adjusted for tax effect of 37%

2003 and 2004 projections prepared by Sandata, 2005 projected by Brean Murray & Co., Inc.

                                                     Privileged and Confidential


                           SANDATA TECHNOLOGIES, INC.
                     Pro-Forma Projected Net Free Cash Flow
                                   Statements
                                ($ in thousands)


                                                                        Projected for Year Ending May 31,
                                                                    2003                  2004                 2005

             EBIT                                                   $640                  $764                 $802
             Income Taxes on EBIT (0% due to loss carryforward)        0                     0                    0
                                                                   -----                  ----                 ----
             Tax Effected EBIT                                       640                   764                  802

             Depreciation                                          1,828                 2,108                2,213
             Decrease (Increase) in working capital accounts      (1,210)                  (55)                 (58)
                                                                  ------                ------               ------
             Cash Flow From Operating Activities                   1,258                 2,817                2,958

             Capital Expenditures                                 (1,388)               (1,388)              (1,388)
                                                                  ------                ------               ------
             Net Free Cash Flow                                    ($130)               $1,429               $1,570
                                                                  ======                ======               ======


Notes:
2003 and 2004 projections prepared by Sandata, 2005 projected by Brean Murray & Co., Inc.

                                                     Privileged and Confidential




                     Valuation of Sandata Technologies, Inc.
                      Based on Comparable Company Analysis
                     ($ in thousands, except per share data)



                                                                                                                     20% Illiquidity
                                                              Sandata LTM    ($1.50)   Implied Median  Implied Median  20% Insider
                                   Comparable Companies      & Projected      Deal      Equity Value    Equity Value      Ownership
                                    Low  High  Median            Results    Multiples     of Sandata     per Share        Discounts
                                    ---  ----  ------        ------------   ---------   ------------   --------------  ------------

  Equity Value as a multiple of:

  LTM Net Income                  9.6x   22.6x   18.1x           $153          24.3 x        $2,764(1)      $1.11          $0.67

  2003 Net Income (3)             5.4x   31.3x   16.8x           $440           8.5 x        $7,370(1)      $2.97          $1.78

  Book Value                      0.8x    2.4x    1.0x         $5,404           0.7 x        $5,441(1)      $2.19          $1.32



  Enterprise Value as a multiple of:


  LTM EBIT                        6.1x    9.5x    8.2x           $375          21.9 x          $208(1)(2)   $0.08          $0.05

  LTM EBITDA                      3.8x    9.5x    7.2x         $2,215           3.7 x       $13,154(1)(2)   $5.30          $3.18

  LTM Revenue                     0.3x    1.8x    0.6x        $17,760           0.5 x       $ 8,425(1)(2)   $3.39          $2.04



                                                                                        High                       $3.18

                                                                                        Low                        $0.05

                                                                                        Median                     $1.55



LTM = Last Twelve Months
(1) Equals median multiple * LTM and projected results
(2) Values are adjusted for net debt of $2.87 million.
(3) Comparable company multiples based on calendar year 2003 EPS, Sandata net income amount projected for period ending May 31, 2003.

                                                    Priviledged and Confidential

                           Comparable Company Analysis
                           ($ in thousands, except per
                                   share data)


                                                               VALUATION
       Com-               Price            EPS(1)                CY   CY                              Income Statement Data (1)
       pany              52 Week    %of          CY   CY   LTM  2002 2003   EV/    EV/   EV/  Price/   LTM     LTM     LTM    LTM
Ticker Name      8/16/02 Hi    Lo   high  LTM   2002 2003  P/E  P/E  P/E  Revenue EBITDA EBIT  Book  Revenue  EBITDA   EBIT    NI

CAP  Creative
     Computer
     Applica-
     tions, Inc.$ 1.25  $1.75 $0.35 71.4 $0.13 $0.04  NA  9.6x 31.3x NA     0.5x 3.8x  6.1x  1.1x $  7,462 $   898  $   562  $  413

HMSY Health
     Management
     Systems, Inc.3.15  5.55  0.91  56.8 (1.16)  NA   NA   NM   NA   NA     0.5x  NM     NM  1.2x   62,202 (16,438) (18,732)(20,801)

INTV Intervoice-
     Brite, Inc.  1.43 18.35  0.88   7.8 (1.66)(0.24) NA   NM   NM   NA     0.3x  NM     NM  0.9x  188,546 (28,907) (52,957)(45,430)

KRON Kronos,     31.75 60.40 23.76  52.6  1.40  1.37 1.71 22.6x 23.2x 18.6x 1.8x 9.5x *15.0x*3.6x  327,516  61,699   39,098  28,257
     Inc.

LANV LanVision
     System,
     Inc.         2.48  4.98  0.85  49.8   0.02 0.06  NA *124.0x*41.8x  NA  1.8x 7.2x  9.5x *7.4x   11,260   2,757    2,077     207

MDRX Allscripts
     Healthcare
     Solutions,
     Inc.         2.00  6.67  1.60  30.0 (0.23) 0.37 0.08 NM   5.4x 25.0x   0.5x  NM    NM   0.8x   73,849 (29,139) (56,669) (8,970)

QSII Quality
     Systems,
      Inc.       16.26 18.00 10.10  90.3  0.90 1.01  1.20 18.1x 16.1x 13.6x 1.5x 7.3x  8.2x  2.4x   45,820   9,660    8,614   5,636

TZIX TriZetto
     Group,
     Inc.         5.36 14.35  4.10  37.4 (0.56)0.32 0.32  NM   16.8x 16.8x  0.7x 7.2x   NM   0.9x   245,289 25,315  (35,743)(26,811)



                  High              90.3%               22.6x  31.3x 25.0x  1.8x 9.5x   9.5x  2.4x

                  Low                7.8%                9.6x   5.4x 13.6x  0.3x 3.8x   6.1x  0.8x

                  Mean              49.5%               16.8x  18.5x 18.5x  1.0x 7.0x   7.9x  1.2x

                  Median            51.2%               18.1x  16.8x 17.7x  0.6x 7.2x   8.2x  1.0x




-----------------------------------
LTM = last twelve months,
NTM = next twelve months,
EV = enterprise value (market capitalization plus net debt)
NA = not available;
NM = not meaningful *
Excluded as outlier
(1) Excludes non-recurring and extraordinary items

                                                   Priviledged and Confidential

                           Comparable Company Analysis
                     ($ in thousands, except per share data)


                                               Balance Sheet Data
                                  LT Debt   Shares    Book    Mkt Value    Net  Enterprise                    Margins
Ticker  Company Name            % Equity     Out.     Value   of Equity    Debt   Value       Gross   EBITDA    EBIT     NI


CAP    Creative Computer          0.00%   3,266    $ 3,639    $ 4,083   $ (641) $ 3,442       52.6%    12.0%     7.5%    5.5%
       Applications, Inc.

HMSY   Health Management
        Systems, Inc.             0.00%  18,295     47,792     57,643  (24,964)  32,679         NA       NM       NM      NM


INTV   Intervoice-Brite, Inc.    55.30%  34,047     55,326     48,688   12,931   61,619       36.1%      NM       NM      NM

KRON   Kronos, Inc.               0.00%  19,680    152,327    624,854  (37,576) 587,278       38.9%    18.8%    11.9%    8.6%

LANV   LanVision Systems, Inc.   20.35%   8,922      3,005     22,118   (2,400)  19,718       60.7%    24.5%    18.5%    1.8%

MDRX   Allscripts
       Solutions, Inc.            0.00%  38,424     90,766     76,849  (38,528)  38,321       13.7%     NM       NM      NM

QSII   Quality Systems, Inc.      0.00%   6,123     41,713     99,565  (28,862)  70,703       54.9%   21.1%     18.8%   12.3%

TZIX   TriZetto Group, Inc.      11.85%  45,743    275,045    245,182  (62,044) 183,138       34.0%   10.3%     NM       NM



                                                                             High             60.7%   24.5%   18.8%   12.3%

                                                                             Low              13.7%   10.3%    7.5%    1.8%

                                                                             Mean             41.6%   17.4%   14.2%    7.1%

                                                                             Median           38.9%   18.8%   15.2%    7.1%

                                                     Privileged and Confidential



                           SANDATA TECHNOLOGIES, INC.
                     Trading Frequency Distribution Analysis
                        Based on Daily Trading Data from
                      August 15, 2001 to August 14, 2002





                                     1 Year Price/Volume                                          2 Year Price/Volume
Common Share Prices ($)         August 15, 2001 to August 14, 2002                          August 15, 2000 to August 14, 2002

Greater              But
Than or              Less       Shares                          Cumulative                    Shares              Cumulative
Equal to             Than       Traded                Frequency Frequency                     Traded    Frequency Frequency

0.05                 0.15           0                  0.0%      0.0%                              0      0.0%     0.0%
0.15                 0.25           0                  0.0%      0.0%                              0      0.0%     0.0%
0.25                 0.35         200                  0.1%      0.1%                            200      0.0%     0.0%
0.35                 0.45       5,500                  1.7%      1.7%                          5,500      0.6%     0.6%
0.45                 0.55       4,800                  1.5%      3.2%                          4,800      0.5%     1.1%
0.55                 0.65       6,600                  2.0%      5.2%                         18,200      1.8%     2.9%
0.65                 0.75       7,100                  2.2%      7.4%                          7,100      0.7%     3.6%
0.75                 0.85      17,400                  5.3%     12.7%                         26,000      2.6%     6.2%
0.85                 0.95     145,600                 44.5%     57.3%                        177,800     17.8%    24.0%
0.95                 1.05      16,700                  5.1%     62.4%                        191,700     19.2%    43.2%
1.05                 1.15      19,400                  5.9%     68.3%                        281,100     28.2%    71.4%
1.15                 1.25       4,100                  1.3%     69.6%                        113,900     11.4%    82.8%
1.25                 1.35      63,400                 19.4%     89.0%                        124,400     12.5%    95.3%
1.35                 1.45       2,700                  0.8%     89.8%                          9,200      0.9%    96.2%
1.45                 1.55      29,800                  9.1%     98.9%                         34,400      3.4%    99.6%
1.55                 1.65       3,600                  1.1%    100.0%                          3,600      0.4%   100.0%
1.65                 1.75           0                  0.0%    100.0%                              0      0.0%   100.0%
1.75                 1.85           0                  0.0%    100.0%                              0      0.0%   100.0%
1.85                 1.95           0                  0.0%    100.0%                              0      0.0%   100.0%
1.95                 2.05           0                  0.0%    100.0%                              0      0.0%   100.0%
2.05                 2.15           0                  0.0%    100.0%                              0      0.0%   100.0%
2.15                 2.25           0                  0.0%    100.0%                              0      0.0%   100.0%
2.25                 2.35           0                  0.0%    100.0%                              0      0.0%   100.0%
Totals                        326,900                100.0%                                  997,900    100.0%

Average Shares Outstanding        2,494,175                                                     2,506,475
Total as a % of shares               13.1%                                                         39.8%

                                                                    APPENDIX D



ss. 262. Appraisal rights.

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of this title:
(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title. (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except: a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof; b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders; c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph. (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable. (d) Appraisal rights shall be perfected as follows: (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
    (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
(i) each such constitutent [sic] corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent [sic] corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent [sic] corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given. (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later. (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered orcertified [sic] mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation. (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section. (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state. (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal. (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just. (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, ss. 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, ss. 24; 57 Del. Laws, c. 148, ss.ss. 27-29; 59 Del.
Laws, c. 106, ss. 12; 60 Del.  Laws, c. 371,  ss.ss.  3-12; 63 Del. Laws, c. 25,
ss. 14; 63 Del. Laws, c. 152, ss.ss.  1, 2; 64 Del. Laws, c. 112, ss.ss.  46-54;
66 Del. Laws, c. 136,  ss.ss.  30-32; 66 Del. Laws, c. 352, ss. 9; 67 Del. Laws,
c. 376,  ss.ss.  19, 20; 68 Del. Laws, c. 337, ss.ss. 3, 4; 69 Del. Laws, c. 61,
ss. 10; 69 Del. Laws, c. 262,  ss.ss.  1-9; 70 Del. Laws, c. 79, ss. 16; 70 Del.
Laws, c. 186, ss. 1; 70 Del.  Laws, c. 299,  ss.ss.  2, 3; 70 Del. Laws, c. 349,
ss. 22; 71 Del. Laws, c. 120, ss. 15; 71 Del.  Laws, c. 339,  ss.ss.  49-52;  73
Del. Laws, c. 82, ss. 21.)

                                                                    APPENDIX E



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 10-KSB


[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934
                 For the fiscal year ended May 31, 2002

[  ]  Transition report under Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the transition period from ________ to __________

                         Commission file number 0-14401

                           SANDATA TECHNOLOGIES, INC.
                (Exact name of small business issuer in its charter)

              DELAWARE                            11-2841799
      (State or other jurisdiction of   (I.R.S. Employee Identification No.)
       incorporation or organization)

                26 Harbor Park Drive, Port Washington, NY    11050
                (Address of principal executive offices)   (Zip Code)

         Issuer's telephone number, including area code: (516) 484-4400

         Securities registered under Section 12(b) of the Exchange Act:
                                      None


         Securities registered under Section 12(g) of the Exchange Act:
                          Common Stock, $.001 par value
                                (Title of class)


     Check  whether  the issuer:  (1) filed all reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                                Yes X No

                                      E-1

     Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

     The issuer's revenues for year ended May 31, 2002 were $17,852,710.

     The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of August 16, 2002 was $1,536,918.

                   ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS
                           DURING THE PAST FIVE YEARS

     Check whether the issuer has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.

Yes                        No
    ----------------           -------------

                    APPLICABLE ONLY TO CORPORATE REGISTRANTS

     The number of shares outstanding of each of the issuer's classes of common equity, as of August 16, 2002 was 2,481,808.

         Transitional Small Business Disclosure Format  (check one):

Yes                 No     X
    ------------       ------------

                       DOCUMENTS INCORPORATED BY REFERENCE

         None.

                                      INDEX


                                                                                                Page No.

Forward Looking Statements

                                     PART I

Item 1.           Description of Business                                                           1

Item 2.           Description of Property                                                           7

Item 3.           Legal Proceedings                                                                 8

Item 4.           Submission of Matters to a Vote of Security Holders                               9

                                     PART II

Item 5.           Market for Common Equity and Related Stockholder Matters                         10

Item 6.           Management's Discussion and Analysis or Plan of Operation                        11

Item 7.           Financial Statements                                                             18
18

Item 8.           Changes in and Disagreements with Accountants on Accounting
                           and Financial Disclosure                                                18
18

                                    PART III

Item 9.           Directors, Executive Officers, Promoters and Control Persons;
                           Compliance with Section 16(a) of the Exchange Act                       19

Item 10.          Executive Compensation                                                           20

Item 11.          Security Ownership of Certain Beneficial Owners and Management
                           and Related Stockholder Matters                                         23

Item 12.          Certain Relationships and Related Transactions                                   25

                                     PART IV

Item 13.          Exhibits, List and Reports on Form 8-K                                           27

Signatures                                                                                         30


     Certain information contained in this Annual Report on Form 10-KSB (the "Form 10-KSB") includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. Sandata Technologies, Inc. (the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this Form 10-KSB or which are otherwise made by or on behalf of the Company. For this purpose, any statements contained in this Form 10-KSB that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", or "anticipate", or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Factors which may affect the Company's results include, but are not limited to, the risks and uncertainties associated with developments in and regulation of the health-case industry, new technology developments, competitive bidding, risks and uncertainties associated with the Internet and Internet-related products, and other factors.

     The Company is also subject to other risks detailed herein or detailed from time to time in its Securities and Exchange Commission ("SEC") filings. Readers are also urged to carefully review and consider the various disclosures made by the Company which attempt to advise interested parties of the factors which affect the Company's business, including, without limitation, the disclosures made under the captions "Description of Business" in Item 1, "Management's Discussion and Analysis or Plan of Operation" in Item 6, and "Certain Relationships and Related Transactions" in Item 12, of this Form 10-KSB. All references to a fiscal year are to the Company's fiscal year which ends May 31.

                                     PART I

ITEM 1 - DESCRIPTION OF BUSINESS

Business Development

             General

     The Company, by itself and through its wholly owned subsidiaries, is engaged in providing technology services to its customers. These services either
a) utilize software products  developed,  acquired or licensed by the Company or
b) leverage the technology-based core competencies that the Company has developed in formulating and delivering its software services.

     Applications of the Company's software include: an automated payroll processing and Medicaid billing service delivered via leased lines or over the Internet, computerized preparation of management reports, telephone based data collection services, and automated database driven outbound telephone notification.

     Services that leverage the Company's core competencies are driven by the Company's Information Technology ("IT") support services. The services currently offered include: facilities outsourcing for database and operating system support, technology consulting, custom software development and support, resale and implementation of software written and distributed by others, web site development and hosting, help desk services, and hardware maintenance and related administrative services.

     The Company's software is written in a variety of software languages including JAVA, C++, Oracle PL/SQL, CGI, Perl, VB, Foxpro, Access and COBOL.

     The Company was incorporated in the State of New York in June, 1978 and reincorporated in the State of Delaware in December 1986. On November 21, 2001, the Company changed its name from Sandata Inc. to its present name.

Business of Issuer

             Principal Products and Services

     Computerized Information Processing Services. The Company, through its wholly owned subsidiary, Sandsport Data Services, Inc. ("Sandsport"), provides computer services to the home health care industry, principally through its SHARP (Sandsport Home Attendant Reporting Program) product.

     The primary customers are vendor agencies that provide home attendant services to the elderly and infirm in New York City. The Federal Government offers this program (the "Home Attendant Program") to participating states and municipalities as an optional part of its Medicaid program. The Federal Government funds a substantial portion of the program and the New York State Department of Social Services and New York City fund the balance of the program. In New York City, the Home Attendant Program is administered by the Human Resources Administration ("HRA"), which sub-contracts with proprietary and not-for-profit agencies ("Vendor Agencies") to provide home attendant services to those in need. HRA refers patients to Vendor Agencies that, in turn, send home attendants to patients' homes to assist in personal care chores. Vendor Agencies also provide periodic nurse's visits to patients.

     Sandsport processes payroll, preparing paychecks indicating year-to-date earnings and deductions, payroll journals and payroll earnings and deduction summaries. Sandsport provides computerized information which permits Vendor Agencies to prepare their Employer's Quarterly Federal Tax Return, New York State unemployment insurance returns, deposits for Federal unemployment insurance and all required New York City tax returns and deposits.

     Annually, Sandsport prepares for each Vendor Agency employee Transmittal of Income and Tax Statements, reconciliation of state tax withheld and Federal Unemployment Insurance Returns. Sandsport also furnishes to Vendor Agencies employee-earning ledgers that enable them to review a full year's earnings history for each of their employees.

     Generally, in providing software-related services, the Company receives data from its customers, processes the data on the Company's equipment at its premises, and generates reports based on such data.

     These services are primarily provided through SHARP. Vendor Agencies enlist Sandsport's computer services to provide weekly time sheets, billing, payroll processing and management reports. For the fiscal years ended May 31, 2002 and 2001, approximately $5,433,000 or 32% and $5,445,000 or 31%, respectively, of the Company's total operating revenues were derived from services rendered to Vendor Agencies.

     The Company's strategy is to diversify and expand its health care customer base. Its wholly-owned subsidiary, Pro-Health Systems, Inc., ("Pro-Health") intends to utilize newly acquired and enhanced software to provide additional payroll and billing functionality for SHARP users and, by expanding its billing capabilities, make the product relevant to home healthcare agencies that cannot use SHARP in its current form.

     Pro-Health offers a system which is designed to be delivered as an Application Service Provider ("ASP") solution, which allows its customers to access certain Pro-Health software over the Internet without the customer needing sophisticated hardware at its site to house the software or store the data. This allows the Company's customers to have access to software programs via low-cost hardware and on a fee per transaction basis, and enables them to utilize the Company's software services without a substantial upfront investment in either hardware or software. The software consists of a comprehensive suite of on-line interactive modules that are integrated with other Company applications such as Santrax(R) (see below). The Pro-Health systems' modular and flexible design makes it adaptable to the changeable needs of a wide spectrum of health care entities.

     For the fiscal years ended May 31, 2002 and 2001, approximately $530,000 or 3%, and $516,000 or 3% respectively, of the Company's total operating revenues were derived from services rendered to customers using the Pro-Health system.

     Telephone-Based Data Collection Services. The Company has developed an automated telephony system (combining telephones and computers) known as Sandata(R) SANTRAX(R) that allows the use of Automated Number Identification ("ANI") technology and voice recognition technology to assist in capturing data via telephone. The system incorporates telephone technologies into the data reporting process and is currently designed to monitor the arrival and departure times of off-site workers who simply call a unique toll-free number to record their arrival and departure. The system automatically and immediately confirms that the assigned person is at the expected place at the expected time for the approved and scheduled duration, and produces real-time exception reports to enable its clients to manage their off-site staff.

     In addition to collecting the arrival and departure times of off-site workers from the visit site, SANTRAX is also able to collect a wide range of additional information. By collecting additional data, SANTRAX can increase operational efficiencies and enable its customers to generate administrative savings. The information that can be collected and analyzed by SANTRAX includes expense-related data such as mileage and supplies, as well as tasks performed by the off-site worker. This data is used to produce weekly payroll and to automatically prepare reimbursement submissions. Reports are generated to the customer based upon its specific requirements.

     For the fiscal years ended May 31, 2002 and 2001, approximately $7,691,000 or 45% and $7,562,000 or 43%, respectively, of the Company's total operating revenues were derived from services rendered relating to SANTRAX.

     The software operates on the ASP model, and the Company receives an aggregate of approximately 620,000 calls per week or 32 million calls per year. The service is currently utilized principally by the Company's home health care clients, and approximately seventy-two per cent (72%) of current SANTRAX calls are Vendor Agencies using the SHARP program.

     Effective June 1, 1998, the Company and MCI Telecommunications Corporation ("MCI") entered into a License Agreement (the "License Agreement") pursuant to which the Company was granted a license, under certain of MCI's patents (each individually a "Patent" and collectively the "Patents"), which enables it to use and sell its SANTRAX time and attendance verification product non-exclusively nationwide and exclusively in the home health care industries for the five New York boroughs. The License Agreement remains in effect until the last to expire of various patents held by MCI or until October 19, 2010, whichever is later. Pursuant to the License Agreement, the Company pays MCI certain royalties on a per call basis.

     Although no assurances can be given, it is anticipated that the SANTRAX product can be utilized by other industry applications. The Company is developing the product so that it can be sold into the general commercial market, and the service is currently being modified to meet the needs of a wide range of businesses wishing to monitor or collect data from off-site employees.

     Technology Infrastructure and Outsourcing Services. The Company supports specialized system applications for businesses based upon its analysis of a client's particular need and specialized system applications.

     In addition, the Company develops web sites, runs e-commerce applications and resells telephone services, leveraging the favorable rates it receives by virtue of the substantial call volume driven by SANTRAX. The Company has also offered managed services in the security arena such as security audits, enterprise firewalls and network monitoring, although it currently is not providing such services. The Company plans to diversify the web site development, e-commerce, and telephone services and resell them to businesses throughout the New York metropolitan area.

     For the fiscal years ended May 31, 2002 and 2001, approximately $737,000 or 4% and $2,071,000 or 12%, respectively, of the Company's total operating revenues were derived from services rendered for outsourcing services.

     Information Technology Services. The Company, through its SandataNet(R) division, provides IT consulting services for businesses and the public sector. It delivers computer, communications and networking sales and services, including training, maintenance and repair services, to companies and government and professional services organizations.

     SandataNet(R) manages a help desk for the Company's internal operations. This help desk is responsible for desk side support services, including software support, hardware support/break-fix, LAN administration and configuration services.

     The Company has installed critical software applications at a local municipal government office. It also provides custom programming, software development and installation services to this sector.

     For the fiscal years ended May 31, 2002 and 2001 approximately $2,766,000 or 15% and $2,170,000 or 12%, respectively of the Company's total operating revenues were derived from services rendered relating to SandataNet(R).

     On April 27, 2001, the Company acquired certain assets of North American Internet Services, Inc. ("NAIS"), a provider of broadband services, Internet access, and co-location services. NAIS had entered bankruptcy proceedings and, under the auspices of the Bankruptcy Court, the Company was permitted to "credit bid" approximately $124,000 of expenses (including salaries) it had incurred on behalf of NAIS as the purchase price for the assets, and was given 180 days to exploit the assets it had acquired. The Company incurred $77,000 in additional costs related to the acquisition of these assets. The tangible assets were determined to have no significant fair value. Therefore, all the expenditures related to the acquisition were allocated to goodwill. The Company has the option to abandon the exploitation of these assets within the 180 day period. If the Company continues to use the NAIS assets, 10% of the profits (defined as earnings before interest expense and taxes) generated by such use must be paid to the bankruptcy estate for the first three years.

     At May 31, 2001, the Company performed an evaluation of the recoverability of the assets acquired from NAIS and concluded that a significant impairment of these assets had occurred based on actual results during the year ended May 31, 2001 and on estimated future cash flows not being sufficient to recover the carrying value of the goodwill. Therefore, the carrying value of the impaired goodwill was written down to its estimated fair value, which was determined based on discounted estimated cash flows. The Company recognized an impairment loss and write down of the goodwill of approximately $201,000. Considerable management judgment is necessary to estimate fair value; accordingly, actual results could vary significantly from such estimates.

             Seasonality

             The Company's revenues are not subject to seasonal fluctuations.

             Competition

     In the sale of its software products, the Company competes for customers on the basis of the range, price, functionality and quality of its software and on its ability to develop programs tailored to its customers' requirements. Many of its competitors are companies with directly competitive software products, and a number have substantially greater financial resources and substantially larger marketing, technical and field organizations.

     With respect to the Company's SHARP business, there is added competitive pressure and uncertainty because the City of New York requires all contracts with City agencies to undergo competitive bidding. Furthermore, the success of the SHARP business rests with a key officer of the Company, who has established strong relationships with the Company's SHARP customers over the years. Although the Company has been awarded contracts based on its bids, there can be no assurance that its bids will be accepted in the future.

     The computer services industry is characterized by competition in the areas of service, quality, price and technical expertise. Competitors in this segment vary from small, local companies to multinational consulting and accounting firms.

             Customers

     The Company's customer base is primarily drawn from the health care industry. During the fiscal years 2002 and 2001, the Company derived revenues from the Vendor Agencies who are all funded by one governmental agency, amounting to approximately $10,549,000 or 61% and $10,608,000 or 60% of total operating revenues, respectively. The Company was owed approximately $1,259,000 and $1,160,000 from these customers at May 31, 2002 and 2001, respectively. The Company also derived approximately $693,000 or 4% and $2,458,000 or 14% of revenue in the years 2002 and 2001 from National Medical Health Card Systems, Inc. ("Health Card") for database and operating system support, hardware leasing, maintenance and related administrative services. Health Card is a public company engaged in the pharmacy benefits management business; Bert E. Brodsky, Chairman of the Board and Chief Executive Officer of the Company, is also the Chairman of the Board and a principal shareholder of Health Card. (See
Item 6 - "Management's Discussion and Analysis or Plan of Operation - Liquidity and Capital Resources").

        The Company markets its products and services through telemarketing and sales representatives.

             Proprietary Rights

     The Company filed a United States Trademark application which renames its voice recognition timekeeping system to SANTRAX. The trademark was registered on September 16, 1997.

     On March 3, 1997 the Company  filed an  application  with the United States
Patent and Trademark Office to register its SandataNet(R) trademark. The trademark was registered on February 24, 1998.

     The Company has not applied for Federal copyright registration for its computer software systems now in existence or being developed. However, the Company believes that its systems are trade secrets and that they, together with the documentation, manuals, training aids, instructions and other materials supplied to users, are subject to the proprietary rights of the Company and protected by applicable trade secret laws. The Company generally seeks to obtain trade secret protection pursuant to non-disclosure and confidentiality agreements with its employees. Although the Company's customers are advised that the Company retains title to all of its products, and they agree to safeguard against unauthorized use of such systems, there can be no assurance that the Company will be able to protect against misappropriation of its proprietary rights and trade secrets.

             Research and Development

     The Company incurred approximately $62,000 and $10,000 during the fiscal years 2002 and 2001, respectively, on research and development. The Company incorporates its research and development into its on-going business activities. The Company's employees may develop new software programs and expand or modify existing ones. After determining that a program has reached technological feasibility, the subsequent development costs are capitalized. All other costs are expensed.

             Employees

     As of May 31, 2002, the Company and its subsidiaries employed 102 employees, including 98 full-time and 4 part-time employees. The Company believes that its success will depend in part on its ability in a highly competitive environment to attract and retain highly skilled technical, marketing and management personnel.

     On August 8, 2001, the Company eliminated certain positions and terminated approximately thirty (30) employees. Projected revenue reductions and recent operating losses combined to cause management to re-evaluate staffing needs. The eliminations and terminations from within the Company and its subsidiaries are expected to generate approximately $1,600,000 in reduced expenses on an annual basis. The Company also incurred approximately $47,000 in severance payments.

     The Company considers its employee relations to be satisfactory. The Company is not a party to any collective bargaining agreement.

ITEM 2 - DESCRIPTION OF PROPERTY

     The Company and its subsidiaries currently occupy approximately 25,188 square feet of office space located at 26 Harbor Park Drive, Port Washington, New York 11050 (the "Facility"). The Company subleases the Facility from BFS Realty, LLC, successor to BFS Sibling Realty, Inc. and an affiliate of the Company's Chairman (the "Affiliate"). The Affiliate leases the Facility from the Nassau County Industrial Development Agency (the "NCIDA"), pursuant to a lease (the "Lease"), which was entered into by that Agency and the Affiliate in July 1994. (Subsequent assignments and re-assignments of that Lease have, in effect, returned the parties to their original positions.). The Lease expires in March 2005. The Affiliate has the right to become the owner of the Facility upon expiration of the Lease. The Affiliate subleases a portion of the Facility to the Company. The Company currently pays rent to the Affiliate in the amount of $22,679 per month. The Affiliate also receives rent from other companies that occupy space in the Facility, some of which are affiliated with the Company's Chairman. The Company believes that its facilities are adequate for current purposes. See Item 6 - "Management's Discussion and Analysis or Plan of
Operation - IDA/SBA Financing", and Note 6a to the Financial Statements contained in Item 7 of this Form 10-KSB, for a discussion of the NCIDA and U.S. Small Business Administration financing transactions. See also Note 5 (Commitments and Contingencies) to the Financial Statements comprising Item 7 hereof, for a description of the lease entered into as of June 1, 2001 and revised in November, 2001.

ITEM 3 - LEGAL PROCEEDINGS

     In August of 1999, the Company's wholly-owned subsidiary, Sandsport Data Services, Inc. ("Sandsport") was named as a defendant in Greater Bright Light Home Care Services, Inc. et al. v. Joseph Jeffries-El, El Equity Corporation, Sandsport Data Services, Inc. et al. (Supreme Court of the State of New York, Kings County). Sandsport's contractual obligation to Greater Bright Light involved the depositing of certain government-issued checks into a specific bank account. Upon receiving written notification from the agency issuing the checks to stop depositing them in that account, Sandsport ceased depositing them. The plaintiff brought the action against Joseph Jeffries-El and El Equity, and El Equity counterclaimed against the plaintiff, each basing its claims on the financing agreement between them. El Equity also cross-claimed against Sandsport, asserting that Sandsport converted the government-issued checks to its own use. Although Sandsport is named as a defendant, the Complaint seeks no affirmative relief against Sandsport. Co-defendant Citibank has asserted indemnification claims against Sandsport and all of the other defendants. Sandsport disputes all liability. The aggregate amount of the funds at issue is approximately $262,000.

     On October 19, 1999, the Company and Pro-Health brought an action against Provider Solutions Corporation ("Provider") and others, in Supreme Court, New York County, based on breach of contract, fraudulent misrepresentation and other causes of action, demanding damages of approximately $10,000,000 (the "State Action"). On October 22, 1999, Provider brought a federal action in the United States District Court for the Eastern District of New York (the "Federal Action"). The complaint demanded relief in the form of a permanent injunction and damages against the Company and Pro-Health for total amounts ranging from $10,000,000 to $15,000,000. The State Action was consolidated with the Federal Action.

     On March 8, 2001 the Company, Pro-Health, Provider and all involved parties and individuals settled the consolidated Federal Action, globally resolving all issues, claims and disputes. The settlement entailed the exchange of general releases between the Company, Pro-Health, Provider and all parties, and the payment of $600,000 to Provider, of which $50,000 was paid by the Company. The balance of the payment under the settlement was funded by the Company's insurers. The settlement did not have a material effect on the Company's financial performance. The Company has retained its proprietary interest in the subject software.

     On March 1, 2000, Dataline, Inc. ("Dataline") began a lawsuit against MCI WorldCom Network Services, Inc. ("MCI") and the Company for alleged trade libel and related counts, in the United States District Court for the Southern District of New York. The court dismissed that lawsuit, with prejudice, on May 23, 2002. On May 4, 2001, MCI had brought a patent infringement lawsuit against Dataline, alleging that it was infringing three MCI patents, under which the Company has an exclusive license in New York City. Shortly thereafter, the Company joined MCI in the suit against Dataline. Pursuant to a Settlement Agreement dated January 1, 2002 among MCI, its parent (MCI Communications Corporation), the Company, and Dataline, Dataline acknowledged the validity and enforceability of the 3 MCI-owned patents that were the subject of the lawsuits. There were no payments from either MCI or the Company to Dataline. In addition, Sandata and Dataline entered into an Exclusive Service Agreement by which Dataline agreed to use the Company's "call capture infrastructure" for all of Dataline's time and attendance systems, and to pay royalties to the Company for such use. The terms of the settlement also included mutual releases. See Note 5c to the Financial Statements comprising Item 7 hereof.

     An action was commenced against the Company and Health Card by a former executive of Health Card, Mary Casale, who alleged that employees of both Health Card and the Company engaged in sex discrimination as to Ms. Casale, and thus, violated Title VII of the Civil Rights Act of 1964. In February 2002 the matter was withdrawn from the Equal Employment Opportunity Commission, and was settled without any effect on the business or financial condition of the Company.

ITEM 4 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

             Not applicable.

                                     PART II

ITEM 5 - MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

     The Company's Common Stock is traded on the Nasdaq SmallCap Market under the symbol "SAND".

     On July 9, 2002 the Company issued a press release announcing that Nasdaq had informed the Company that its shares would be subject to de-listing from the SmallCap Market for failure to comply with Nasdaq's Marketplace Rules regarding minimum value of publicly held shares and minimum bid price per share. The Company requested a hearing on these matters, and the de-listing was stayed until the hearing. The Company was informed by Nasdaq on August 21, 2002 that the Company had regained compliance with both Marketplace Rules and that, therefore, the hearing was cancelled and the matter is moot.

     The table below sets forth high and low sale prices of the Common Stock, as furnished by Nasdaq.

                                                                                             Sale Prices
                                                                                       High              Low
                                                                                  ---------------- -----------------
                                                                                  ---------------- -----------------
Fiscal Year Ended
May 31, 2002
First Quarter                                                                           $1.35            $1.07
Second Quarter                                                                          $1.18           $  .84
Third Quarter                                                                           $1.67           $  .75
Fourth Quarter                                                                          $1.02           $  .44

Fiscal Year Ended
May 31, 2001
First Quarter                                                                           $1.88            $1.25
Second Quarter                                                                          $1.50           $  .53
Third Quarter                                                                           $1.41           $  .84
Fourth Quarter                                                                          $1.38           $  .86


Holders

     The Company has been advised by its transfer agent (North American Transfer Co.) that the number of holders of record of the Company's Common Stock, as of August 16, 2002 was 991.

Dividends

     No cash dividends have been paid by the Company on its Common Stock and no such payment is anticipated in the foreseeable future.

     The Company's ability to declare and pay dividends is restricted pursuant to the terms of a Revolving Credit Agreement dated April 18, 1997 between the Company and HSBC Bank USA, formerly Marine Midland Bank (the "Bank"), and also under the terms of the Guaranty Agreement dated June 1, 1994 by and among the Company (as a guarantor), the Affiliate, and the Bank (among others). The Guarantee Agreement was entered into in connection with the IDA/SBA Financing discussed in Item 6 hereof, "Management's Discussion and Analysis or Plan of Operation".

ITEM 6 - MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION


     The Company provides its computerized information processing services to a variety of users, although principally to the health care industry. Many of the Company's software programs are adaptable to customers in related fields of enterprise. Thus, the components of the SHARP system for the Home Attendant Program - Medicaid reimbursable billing, management reports, payroll processing, tax reports - are being developed for utilization in other settings, such as nursing homes, skilled nursing facilities, and rehabilitation facilities.

     The Company's telephone-based data collection services are currently principally used to monitor off-site workers in the home healthcare industry. The SANTRAX proprietary software could be used to monitor off-site workers in other industries, and the Company is currently exploring opportunities in the temporary staffing, security guard and building maintenance industries.

     Technology infrastructure and outsourcing services are currently utilized in-house and within affiliate companies. The Company intends to take the core competencies that it has developed in supporting its service offerings and resell them into the business community in the New York metropolitan area. The Company cannot assure its ability to resell such services.

     The Company believes it can leverage its in-house capabilities to develop a new IT services business, and intends that such IT services will be marketed primarily to businesses in the New York metropolitan area, where it believes it can support professional services with on-site technical help. In the future, the Company believes it will have the capability of rolling out such IT services to a wider geographical audience. The Company cannot assure its ability to develop a new IT service business and cannot predict that such services will be successful.

             Analysis of Operations

             Fiscal Years ended May 31, 2002 compared with May 31, 2001

     Service fee revenues for fiscal 2002 were $17,173,922 as compared to $17,769,069 for the previous fiscal year, a decrease of $595,147 or 3%. The decrease is primarily attributable to decreases in revenues from outsourcing of approximately $1,300,000 partially offset by increases in revenue from SandataNet of approximately $775,000.

     Other income for the year ended May 31, 2002 was $514,999 as compared to $368,502 for the year ended May 31, 2001, an increase of $146,497 or 40%. The increase is attributable to $115,000 in payments received in connection with a litigation settlement, and the sale of a customer list for $79,000. This increase is partially offset by a decrease in income recognized on sales/leaseback transactions.

              Expenses Related to Services

     Operating expenses were $9,877,651 for the year ended May 31, 2002, as compared to $10,372,524 for the year ended May 31, 2001, a decrease of $494,873 or 5%. Decreased payroll expenses (approximately $875,000) due to a reduction in workforce, and decreased equipment rental expenses (approximately $373,000), partially offset by increases in purchases for resale (approximately $945,000) were the primary factors for the decrease in operating expenses.

     Selling, general and administrative expenses for the year ended May 31, 2002 were $5,502,264 compared to $5,004,255 for the year ended May 31, 2001, an increase of $498,099 or 9%. The increases were primarily due to increases in consulting and legal expenses, and additional insurance premiums.

     Depreciation and amortization expenses were $1,839,959 for the year ended May 31, 2002, as compared to $2,748,411 for the year ended May 31, 2001, a decrease of $908,452 or 33%. The decrease was primarily attributable to the write off of impaired software in 2001, as described below under the heading "Impairment of Developed Software."

     Interest expense for the year ended May 31, 2002 was $241,729 as compared to $189,240 for the year ended May 31, 2001, an increase of $52,489 or 28%. The increase was a result of higher overall average daily balances under the Company's revolving credit agreement.

             Impairment of Developed Software

     During the fourth quarter of the year ended May 31, 2001, the Company shut down certain operating systems and hardware configurations, which had been capitalized in previous years. The Company had determined that the older system's architecture had become obsolete and too costly to maintain, so the Company coordinated placing several new systems in production after running parallel with pre-existing systems resulting in the retirement of the older systems during the fourth quarter. The Company further determined that there is no net realizable value remaining since no future revenue would be recognized in the retired systems because the architecture was completely replaced by the new systems. As such the Company recognized an impairment loss of approximately $3,300,000 for the year ended May 31, 2001.

             Impairment of Goodwill

     On April 27, 2001, the Company acquired certain assets of North American Internet Services, Inc. ("NAIS"), a provider of broadband services, Internet access, and co-location services for approximately $201,000. NAIS had entered bankruptcy proceedings and, under the auspices of the Bankruptcy Court, the Company was permitted to "credit bid" approximately $124,000 of expenses (including salaries) it had incurred on behalf of NAIS as the purchase price for the assets, and was given 180 days to exploit the assets it had acquired. The Company incurred approximately $77,000 in additional costs related to the acquisition of these assets. The tangible assets were determined to have no significant fair value. Therefore, all the expenditures related to the acquisition were allocated to goodwill. The Company has the option to abandon the exploitation of these assets within the 180 day period. If the Company continues to use the NAIS assets, 10% of the profits (defined as earnings before interest expense and taxes) generated by such use must be paid to the bankruptcy estate for the first three years.

     At May 31, 2001, the Company performed an evaluation of the recoverability of the assets acquired from NAIS and concluded that a significant impairment of these assets had occurred based on actual results during the year ended May 31, 2001 and on estimated future cash flows not being sufficient to recover the carrying value of the goodwill. As such, the carrying value of goodwill was written down to its estimated fair value, which was determined based on discounted estimated cash flows. The Company recognized an impairment loss and write down of the goodwill of approximately $201,000. Considerable management judgment is necessary to estimate fair value; accordingly, actual results could vary significantly from such estimates.

             Income Tax Expenses

     Income tax expense (benefit) was $249,067 and $(1,293,401) for fiscal 2002 and 2001, respectively. The increase in income tax expense is due to higher pretax income. The effective tax rates for fiscal 2002 and 2001 were 63.7% and (37.0%), respectively.

             IDA/SBA Financing

     In November, 1996 the Company entered into an agreement with the Affiliate, the Nassau County Industrial Development Agency ("NCIDA"), and Marine Midland Bank (the "Bondholder") (the "Agreement"). Pursuant to the Agreement, the Affiliate (i) assumed all of the Company's rights and obligations under a Lease Agreement that was previously between the Company and the NCIDA (the "Lease"), and (ii) entered into a Sublease Agreement with the Company for the premises the Company occupies. Pursuant to the Agreement, the Affiliate also obtained the right to become the owner of the premises upon expiration of the Lease. Under the terms of the Agreement, the Company is jointly and separately liable to the NCIDA for all obligations owed by the Affiliate to the NCIDA under the Lease; however, the Affiliate has indemnified the Company with respect to certain obligations relative to the Lease and the Agreement. In addition, the Agreement provides that the Company is bound by all the terms and conditions of the Lease, and that a security interest is granted to the Affiliate in all of the Company's fixtures constituting part of the premises.

     The foregoing transactions and agreements were the last in a series of transactions involving the Company, the Affiliate, NCIDA, the Bondholder and the U.S. Small Business Administration. Chief among these was the borrowing by the Affiliate in June of 1994 of $3,350,000 in the form of Industrial Development Revenue Bonds (the "Bonds") to finance the acquisition of the Facility. Simultaneously with the issuance of the Bonds: (1) NCIDA obtained title to the Facility and leased it to the Affiliate, (2) the Affiliate subleased the Facility to the Company, (3) the Bondholder bought the Bonds, (4) the Bondholder received a mortgage and security interest in the Facility to secure the payment of the Bonds. The Affiliate's obligations under the Lease were guaranteed by Mr. Brodsky, the Company, Sandsport and others. The Affiliate's obligations respecting repayment of the Bonds were also guaranteed by Mr. Brodsky, the Company, Sandsport and others.

     The Bonds currently bear interest at the rate of 9%, and the outstanding balance due on the Bonds as of May 31, 2002 was $1,444,445. During the years ended May 31, 2002 and 2001, the Company paid rent to the Affiliate of approximately $408,000 and $615,000, respectively.

     On August 11, 1995, the Company entered into a $750,000 loan agreement with the Long Island Development Corporation ("LIDC"), under a guarantee by the U.S. Small Business Administration ("SBA") (the "SBA Loan"). The SBA Loan was assigned to the Affiliate in November 1996; however, repayment of the SBA Loan is guaranteed by the Company and various subsidiaries of the Company. The entire proceeds were used to repay a portion of the Bonds. The SBA Loan is payable in 240 monthly installments of $6,255, which includes principal and interest at a rate of 7.015%. The balance of the SBA Loan as of May 31, 2002 was $599,024.

             Liquidity and Capital Resources

     The Company's working capital decreased as of May 31, 2002 to $1,890,988 from $1,956,661 as of May 31, 2001. The primary factors that contributed to the decrease were increases in accounts payable, accrued expenses, and notes receivable-officer, and decreases in receivables from affiliates and deferred income, offset by an increase in cash and cash equivalents.

     The Company has spent approximately $2,620,049 for fixed asset additions, including software capitalization costs in connection with revenue growth and new product development. The Company expects a reduction in the levels of capital expenditures in the future.

     On July 14, 1998 the Chairman, certain officers and directors, and a former director (who is also the spouse of an officer and an employee of Sandsport Data Services, Inc. ("Sandsport"), the Company's wholly owned subsidiary), exercised their respective options and warrants to purchase an aggregate of 921,334 shares of Common Stock. The exercise prices ranged from $1.38 to $2.61 per share for an aggregate cost of $1,608,861. Payment for such shares was made to the Company in the amount of $921 representing the par value of the shares, and a portion in the form of non-recourse promissory notes due in July 2001, with interest at eight and one-half percent (8-1/2%) per annum, payable annually, and secured by the number of shares exercised. The Company has received interest payments on such notes in the amount of $131,994 and $162,110 during the fiscal years ended May 31, 2002 and 2001. As of May 31, 2002 and 2001, the outstanding balance on such notes, including principal and accrued but unpaid interest, was $1,669,640 and $1,722,547, respectively. (see item 7 "Finacial Statements" note 12d). On July 14, 2001, the Company agreed to extend the due dates of the Promissory Notes for one hundred twenty days. On November 9, 2001, the due date of the Notes was extended to November 9, 2004, and the Company agreed to substitute full recourse unsecured Notes for the Notes it had previously accepted. Effective December 1, 2001, the interest rate was changed from 8-1/2% to 6%.

     On April 18, 1997 Sandsport, entered into a revolving credit agreement (the "Credit Agreement") with the Bank which allowed Sandsport to borrow amounts up to $3,000,000. Interest accrues on amounts outstanding under the Credit Agreement at a rate equal to the London Interbank Offered Rate plus 2% and will be paid quarterly in arrears or, at Sandsport's option, interest may accrue at the Bank's prime rate. The Credit Agreement requires Sandsport to pay a fee equal to 1/4% per annum on the unused average daily balance of amounts under the Credit Agreement. In addition, there are other fees and charges imposed based upon Sandsport's failure to maintain certain minimum balances. The Credit Agreement has been amended by the Bank to permit Sandsport to borrow amounts up to $4,500,000 until June 14, 2003. Interest accrues at the same rate as the original Credit Agreement. The indebtedness under the Credit Agreement is guaranteed by the Company and Sandsport's sister subsidiaries (the "Group"). All of the Group's assets are pledged to the Bank as collateral for amounts due under the Credit Agreement, which pledge is secured by a first lien on all equipment owned by members of the Group, as well as a collateral assignment of $2,000,000 of life insurance payable on the life of the Company's Chairman. The Group's guaranty to the Bank was subsequently modified to include all indebtedness incurred by the Company under the amended Credit Agreement dated August 24, 2001 (see below).

     In addition, pursuant to the Credit Agreement, the Group is required to maintain certain levels of net worth and meet certain financial ratios in addition to various other affirmative and negative covenants. At May 31, 2001 the Group failed to meet these net worth and financial ratios, and the Bank granted the Group a waiver. As of August 24, 2001, Sandsport, the Company and the other members of the Group, and the Bank, entered into the Third Amendment and Waiver (the "Third Amendment") to the Credit Agreement. Pursuant to the Third Amendment, Sandsport's covenants to the Bank to maintain a certain net worth and to maintain certain financial ratios were revised, on a going-forward basis, and the noncompliance with the existing covenants was waived by the Bank. In addition, in connection with the Third Amendment, Sandsport and each member of the Group executed and delivered to the Bank a Collective Amended and Restated Security Agreement, pursuant to which the Bank's security interest was extended to include a security interest in all of the personal and fixture property of Sandsport, the Company and the members of the Group. On April 11, 2002 the Bank approved the extension of the termination date of the Credit Agreement to June 14, 2003. There can be no assurance that the Bank will continue to grant waivers if the Group fails to meet the net worth and financial ratios in the future. If such waivers are not granted, any loans outstanding under the Credit Agreement become immediately due and payable, which may have an adverse effect on the Company's business, operations or financial condition. As of May 31, 2002, the outstanding balance on the Credit Agreement with the Bank was $4,500,000 and the Company was in compliance with the covenants.

     The Company is a party to various sale/leaseback transactions involving certain fixed assets, principally computer hardware, software and equipment. Gains on these transactions have been deferred and are being recognized over the lives of the related leases, each of which is 36 months. Approximately $297,000 and $344,000 of the deferred gains were recognized in other income for the years ended May 31, 2002 and 2001, respectively. Included in these amounts are the effects of the following sale/leaseback transactions:

     (a) In January 1998, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $515,000, were sold for $700,000. The resulting gain of approximately $185,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $36,000 of the deferred gain was recognized for the year ended May 31, 2001, which was the last year of the lease. An unaffiliated third party purchased the residual rights in such lease.

     (b) In January 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $830,000, were sold for $1,100,000. The resulting gain of approximately $270,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $60,000 and $90,000 of deferred gain was recognized for the years ended May 31, 2002 and 2001, respectively. An unaffiliated third party purchased the residual rights in such lease.

     (c) In May 1999, the Company entered into a sale/leaseback of certain fixed assets which had a net book value of approximately $896,000 were sold for $1,100,000. The resulting gain of approximately $204,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $68,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     (d) In October 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $895,000, were sold for $1,115,000. The resulting gain of approximately $220,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $73,000 of the deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     (e) In January 2000, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $442,000, were sold for $561,000. The resulting gain of approximately $119,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $40,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     (f) In February 2000, the Company entered into a sale/leaseback of certain fixed assets which had a net book value of approximately $237,000, were sold for $277,000. The resulting gain of approximately $40,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $14,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     (g) In November 2000, the Company entered into a sale/leaseback of certain fixed assets which had a net book value of approximately $421,500, were sold for $548,300. The resulting gain of approximately $126,800 was recorded as deferred income and is being recognized over the life of the lease. Approximately $42,000 and $21,000 of the deferred gain was recognized for the years ended May 31, 2002 and 2001, respectively. An unaffiliated third party purchased the residual rights in such lease.

     Until January of 2002, the Company was leasing equipment and providing services to Health Card pursuant to a verbal agreement, and was receiving its allocable share of administrative and support services that were shared by Health Card and the Company, at a cost to Health Card of approximately $81,000/month. As of January, 2002, the Company ceased rendering services to Health Card. Health Card continues to pay its allocable share of expenses for shared services, which amounts to approximately $45,000 per month.

     The Company believes the results of its present operations, together with the available Credit Line, should be adequate to fund present and foreseeable working capital requirements.

Prospects for the Future, Trends and Other Events

     There is added competitive pressure and uncertainty in the Company's SHARP business because the City of New York requires all contracts with City agencies to undergo competitive bidding. Furthermore, the success of its SHARP business rests with a key officer of the Company, who has established strong relationships with the Company's SHARP customers over the years. Although the Company has been awarded contracts based on its bids, there can be no assurance that its bids will be accepted in the future.

Going Private Transaction

     The Company has received a proposal to engage in a going private transaction. The proposed transaction is anticipated to be in the form of a merger with an entity owned by an investor group to be led by Bert E. Brodsky, the Company's Chief Executive Officer, and to include Hugh Freund and Gary Stoller, as well as other investors (the "Acquiring Group") Pursuant to the proposal, the Company's shareholders (other than Mr. Brodsky and the other shareholders that shall comprise part of the Acquiring Group) would receive $1.50 per share of Common Stock of the Company (the "Shares"), in cash. The proposal may be amended, modified or supplemented at any time.

     The Board of Directors has appointed a Special Committee (the "Committee"), comprised of Ronald Fish and Martin Bernard, to review the proposed transaction. The Committee has retained Brean Murray & Co., Inc. as its financial advisor, and has retained its own legal counsel.

     The proposed transaction would result in the acquisition of all of the outstanding Shares of the Company other than the shares owned by Mr. Brodsky and the other shareholders that shall comprise part of the Acquiring Group. The final terms of any acquisition will be based on negotiations between the Acquiring Group and the Committee. The proposed acquisition will be subject to, among other things, (1) the negotiation, execution, and delivery of a definitive agreement, (2) approval of the proposed transaction by the Committee, the full Board of Directors and the Company's shareholders, (3) receipt of a fairness opinion by the Committee, (4) applicable regulatory approval, and (5) obtaining any necessary third-party consents or waivers. There can be no assurance that a definitive merger agreement will be executed and delivered, or that the proposed transaction will be consummated.

     Except as discussed above, the Company has no knowledge of any specific prospects, industry or other trends, events or uncertainties that might have a material impact on the Company's net sales or revenues or income from continuing operations, or that would increase the value of the shares in the long-term or the short-term.

ITEM 7 - FINANCIAL STATEMENTS

             (BEGINS ON PAGE F-1 BELOW)

ITEM 8 - CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

             Not applicable.

                                    PART III

ITEM 9 - DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

             The following persons are the Directors and executive officers of the Company.

      =========================== ========= ========================================================================
                                                                     Positions and Offices
                                                                      Presently Held with
                 Name               Age                                   the Company
      --------------------------- --------- ------------------------------------------------------------------------
      --------------------------- --------- ------------------------------------------------------------------------
      Bert E. Brodsky                59     Chairman and Treasurer, President Pro Tem
      --------------------------- --------- ------------------------------------------------------------------------
      --------------------------- --------- ------------------------------------------------------------------------
      Hugh Freund                    64     Executive Vice President, Secretary and Director
      --------------------------- --------- ------------------------------------------------------------------------
      --------------------------- --------- ------------------------------------------------------------------------
      Gary Stoller                   49     Chief  Technology Officer, Executive Vice President
      --------------------------- --------- ------------------------------------------------------------------------
      --------------------------- --------- ------------------------------------------------------------------------
      Ronald L. Fish                 61     Director
      --------------------------- --------- ------------------------------------------------------------------------
      --------------------------- --------- ------------------------------------------------------------------------
      Martin Bernard                 53     Director
      =========================== ========= ========================================================================

     Bert E. Brodsky has been Chairman and Treasurer of the Company since June 1, 1983 and President from December 1989 through January 2000. From August 1983 through November 1984, from December 1988 through January 1991, from February 1998 to June 1998 and from December 1998 to present, Mr. Brodsky served as Chairman of Health Card and from June 1998 through December 1998 served as President of Health Card. From October 1983 through December 1993, Mr. Brodsky served as Chairman of Compuflight, a provider of computerized flight planning services. Since August 1980, Mr. Brodsky has served as Chairman of P.W. Medical Management, Inc., which provides financial and consulting services to physicians. Since 1979, Mr. Brodsky has also served as President of Bert Brodsky Associates, Inc., which provides consulting services.

     Hugh Freund, a founder of the Company, was the Company's President from 1978 to November 1986, and a Director of the Company since its formation in 1978. Since November 1986, Mr. Freund has served as an Executive Vice President of the Company and Secretary since 1995. Mr. Freund is also President of Sandsport, the Company's wholly-owned health care data processing subsidiary. Additionally, Mr. Freund has been serving as the President of Pro-Health Systems, Inc. since March 9, 1999. In addition to managing the Company's operations, Mr. Freund has been responsible for the marketing efforts of the Company.

     Gary Stoller joined the Company at the time of its formation in 1978 as its Senior Programmer and Analyst, and has been its Chief Information Officer and an Executive Vice President and a Director of the Company since January 1983. Mr. Stoller has been responsible for computer design, programming and operations of the Company as its Chief Technology Officer since 1995, and is the architect of the SHARP and SanTrax systems.

     Ronald L. Fish has served as a Director of the Company since January, 1998. Since 1975, Mr. Fish served as Administrator, Treasurer and Director of
Unlimited Care Inc., a nursing services firm, and is a certified public accountant. Mr. Fish serves on the Company's Audit Committee and on the Special Committee.

     Martin Bernard has served as a Director of the Company since October 22, 2001. Since 1970, Mr. Bernard has worked in the insurance industry, most of those years working for The Rampart Group, located in Lake Success, NY. Mr. Bernard is a graduate of the New York Institute of Technology, earning a degree in Business Administration and since 1997 has been a Trustee of the North Shore LIJ Health Systems. Mr. Bernard serves on the Company's Audit Committee and on the Special Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

     To the Company's knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to it and written representations that no other reports were required, during the fiscal year ended May 31, 2002, the Company's officers, Directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to them except: Mr. Fish failed to timely file 4 reports relative to 4 transactions and Mr. Bernard failed to timely file 1 report relative to 1 transaction.

ITEM 10 - EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information for the fiscal years ending May 31, 2002, 2001 and 2000 concerning the compensation of Bert E. Brodsky, the Chairman and Chief Executive Officer of the Company; Stephen Davies, President of the Company from February 2000 until August 6, 2001; Hugh Freund, Executive Vice President and Secretary; and Gary Stoller, Executive Vice President and Chief Technology Officer. No other executive officer had a total salary and bonus in excess of $100,000 for the fiscal year ended May 31, 2002.


=========================== ======= ======================================== ================================= ==============
                                             Annual Compensation                  Long-Term Compensation
--------------------------- ------- ---------------------------------------- --------------------------------- --------------
--------------------------- ------- ------------ ---------- ---------------- ------------------------ -------- -------------
                                                                                     Awards           Payouts
--------------------------- ------- ------------ ---------- ---------------- ------------------------ -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
                                                             Other Annual    Restricted   Securities
                                                               Compensa-        Stock     Underlying  LTIP      All Other
    Name and Principal                Salary       Bonus         tion          Awards     Options/    Payouts  Compensation
         Position            Year       ($)         ($)           ($)            ($)       SARs (#)     ($)        ($)
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------

--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
Bert E. Brodsky, Chairman    2002   297,693 (2)     --         27,334(4)         --           --        --      53,785 (5)
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
                             2001   310,000 (2)     --         27,918(4)         --           --        --      41,246 (5)
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
                             2000   200,000 (2)  113,650      14,013 (4)         --        350,000      --      28,564 (5)
                                                    (3)
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
Gary Stoller, Executive      2002     155,769      5,000      14,366 (4)         --           --        --      16,040 (6)
Vice President, Chief
Technology Officer
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
                             2001     150,000      5,800       22,391(4)         --           --        --      16,040 (6)
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
                             2000     150,000      5,000      22,391 (4)         --           --        --      16,040 (6)
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
Hugh Freund, Executive       2002     171,346     30,500      15,585 (4)         --           --        --      22,670 (7)
Vice President, Secretary                                                                                       17,064 (8)
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
                             2001     165,000     37,500      15,585 (4)         --           --        --      22,670 (7)
                                                                                                                17,064 (8)
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
                                                                                                                22,670 (7)
                            2000      82,789      28,000      15,585 (4)         --           --        --      17,064 (8)
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
Stephen Davies, President    2002     139,528       --            --             --           --        --          --
(la)
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
                             2001     200,159       --            --             --        150,000      --          --
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
--------------------------- ------- ------------ ---------- ---------------- ------------ ----------- -------- -------------
                            2000      62,307        --            --             --        100,000      --          --
                             (1b)
=========================== ======= ============ ========== ================ ============ =========== ======== =============

     (1a) Mr. Davies' employment as President of the Company was terminated on August 6, 2001. See Note 5 to the Financial Statements comprising Item 7 of this Annual Report on Form 10-KSB.

     (1b) Represents compensation paid to Mr. Davies from February 1, 2000 through May 31, 2000, of which $12,000 were consultation fees.

     (2) As of May 31, in each of 2000, 2001 and 2002 Mr. Brodsky signed a waiver wherein he agreed to waive his rights to an additional $300,000, $190,000 and $202,307, respectively, of compensation due to be paid to him for the fiscal years then ended, pursuant to the terms of the Brodsky Employment Agreement discussed below under "Employment Agreements, Termination of Employment and Change-in-Control Agreements."

     (3) Represents 25,000 shares of Common Stock granted to Mr. Brodsky on February 4, 2000, and $82,000 in bonus paid in the fiscal year ended May 31, 2000.

     (4)  Represents   compensation   relating  to  the  use  of  Company-leased
automobiles provided for business purposes by an affiliate of the Company's Chairman.

     (5)  Includes  insurance  premiums  paid by the  Company  on  behalf of Mr.
Brodsky, for life insurance policies on his life, the benefits of which are payable to his spouse.

     (6)  Includes  insurance  premiums  paid by the  Company  on  behalf of Mr.
Stoller, for life insurance policies on his life, the benefits of which are payable to his spouse.

     (7) Includes insurance premiums paid by the Company on behalf of Mr. Freund, for life insurance policies on his life, the benefits of which are payable to his spouse.

     (8) Represents insurance premiums paid by the Company on behalf of Mr. Freund for life insurance policies on his life, the benefits of which are payable to an insurance trust, of which Mr. Freund is a co-Trustee.

     Option/SAR Grants in Last Fiscal Year

     Not Applicable.

     Aggregated Option/SAR Exercise in Last Fiscal Year and Fiscal Year-End Option Value Table

     The following table sets forth certain information concerning the value of unexercised options and warrants held by the named executive officers for the fiscal year ended May 31, 2002:

===================== ======================= ================= ========================== ==========================
                                                                  Number of Securities       Value of Unexercised
                                                                 Underlying Unexercised    in-the-Money Options and
                                                                 Options and Warrants at      Warrants at May 31,
                        Shares Acquired on     Value Realized        May 31, 2002(#)                2001($)
        Name               Exercise(#)              ($)         Exercisable/Unexercisable  Exercisable/Unexercisable
--------------------- ----------------------- ----------------- -------------------------- --------------------------
--------------------- ----------------------- ----------------- -------------------------- --------------------------
Bert E. Brodsky                 --                   --              536,500/123,500                  0/0
--------------------- ----------------------- ----------------- -------------------------- --------------------------
--------------------- ----------------------- ----------------- -------------------------- --------------------------
Gary Stoller                    --                   --                 143,500/0                     0/0
--------------------- ----------------------- ----------------- -------------------------- --------------------------
--------------------- ----------------------- ----------------- -------------------------- --------------------------
Hugh Freund                     --                   --                 137,000/0                     0/0
===================== ======================= ================= ========================== ==========================


Compensation of Directors

     During the fiscal year ended May 31, 2002 non-qualified options to purchase up to 10,000 shares of Common Stock, at an exercise price of $1.00 per share, were issued to each of Messrs. Bernard and Fish. In addition, for the fiscal year ended May 31, 2002, the Company paid an aggregate of $4,000 in Director's fees.


     Employment Contracts, Termination of Employment and Change-in-Control Arrangements

     On February 1, 1997 the Company and its Chairman ("Mr. Brodsky") entered into an employment agreement for a five year term (the "Brodsky Employment Agreement"). Among other things, the Brodsky Employment Agreement provides compensation at the annual rate of $500,000 or a lesser amount if mutually agreed. The Brodsky Employment Agreement also provides for payment of an annual bonus at the sole discretion of the Board of Directors. Mr. Brodsky agreed to accept a reduction in compensation for the fiscal years ended May 31, 2001 and 2000, and has signed waivers evidencing his agreement to such reductions. The Brodsky Employment Agreement was renewed, on identical terms, on March 1, 2002, and Mr. Brodsky again agreed to accept a reduction in compensation for the fiscal year ended May 31, 2002.

     In May 1992, Mr. Brodsky and the Company entered into a deferred compensation agreement pursuant to which the Company would (i) pay to Mr. Brodsky a lump sum ranging from $75,000 to $255,000 if he voluntarily terminated his employment with the Company after attaining 55 years of age, or (ii) pay to Mr. Brodsky's beneficiary a lump sum ranging from $200,000 to $450,000 in the event of Mr. Brodsky's death during the term of his employment with the Company. This agreement was terminated in October, 2001.

     ITEM 11 - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT, AND RELATED STOCKHOLDER MATTERS

     The following table sets forth the beneficial share ownership, as of May 31, 2002 of (i) each person who is known by the Company to be the beneficial owner of more than five (5%) percent of the Company's Common Stock; (ii) each of the Company's current Directors (iii) each person listed in the Summary Compensation Table (except Stephen Davies, the former President); and (iv) all of the Company's executive officers and Directors as a group. The ownership percentages indicated are calculated, on a fully-diluted basis, in accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended, which attributes beneficial ownership of securities to a person or entity who holds options or warrants to purchase such securities.

============================================== ============================== ======================================
   Name of Management Person and Name and                                            Approximate Percentage
         Address of Beneficial Owner                 Number of Shares                 of Outstanding Shares
---------------------------------------------- ------------------------------ --------------------------------------
Bert E. Brodsky
26 Harbor Park Drive
Port Washington, NY                                    1,302,957 (1)                          42.5%
---------------------------------------------- ------------------------------ --------------------------------------
Hugh Freund
26 Harbor Park Drive
Port Washington, NY                                      487,721 (2)                          18.6%
---------------------------------------------- ------------------------------ --------------------------------------
Gary Stoller
26 Harbor Park Drive
Port Washington, NY                                      297,278 (3)                          11.3%
---------------------------------------------- ------------------------------ --------------------------------------
Ronald L. Fish
Unlimited Care Inc.
245 Main Street
White Plains, NY 10601                                    26,500 (4)                          1.7%
---------------------------------------------- ------------------------------ --------------------------------------
Martin Bernard
c/o Rampart Group
1983 Marcus Aveue
Lake Success, NY 11042                                         0 (5)                            *
---------------------------------------------- ------------------------------ --------------------------------------
Jessica Heather Brodsky
26 Harbor Park Drive
Port Washington, NY                                      294,470                              11.8%
---------------------------------------------- ------------------------------ --------------------------------------
Jeffrey Holden Brodsky
26 Harbor Park Drive
Port Washington, NY                                      184,925                              7.4%
---------------------------------------------- ------------------------------ --------------------------------------
All executive officers and Directors as a
group (4 persons)                                2,114,456 (1) (2) (3) (4)                    63.7%
============================================== ============================== ======================================


     (1) Includes 18,684 shares of the Company's Common Stock owned by the trust established for the benefit of Mr. Brodsky's minor son; includes 20,500 shares of the Company's Common Stock owned by Mr. Brodsky's wife; includes 200,000 shares of Common Stock owned by the Bert E. Brodsky Revocable Trust. Includes presently exercisable options to purchase 310,000 shares of Common Stock at $1.41 per share under the 1995 Stock Option Plan; includes presently exercisable options to purchase 226,500 shares of common stock at $1.31 per share under the 1998 Stock Option Plan.

     (2) Includes presently exercisable options to purchase 137,000 shares of Common Stock at $1.41 per share under the 1995 Plan. Excludes 41,464 shares of Common Stock owned by Mr. Freund's adult children. Mr. Freund disclaims any beneficial interest in, or voting or dispositive control over, such shares.

     (3) Includes presently exercisable options to purchase 20,000 shares of Common Stock at $2.34 per share under the 1995 Plan, which options have been extended to expire on March 14, 2006; includes presently exercisable options to purchase 50,000 shares of Common Stock at $2.61 per share under the 1995 Plan, which options have been extended to expire on June 10, 2006; includes presently exercisable options to purchase 73,500 shares of Common Stock at $1.41 per share under the 1995 Plan. Includes 21,000 shares of Common Stock owned by trusts established for the benefit of Mr. Stoller's children of which Mr. Stoller is a trustee.

     (4) Includes presently exercisable options to purchase 18,000 shares of Common Stock at $3.00 per share under the 1998 Plan. Does not include an option to purchase 10,000 shares of common stock at $1.00 per share under the 2000 stock option plan, none of which are currently exercisable.

     (5) Does not include an option to purchase 10,000 shares of common stock at $1.00 per share under the 2000 stock option plan, none of which are currently exercisable.

*            Less than one percent (1%)




















                      EQUITY COMPENSATION PLAN INFORMATION

---------------------------- ------------------------ ----------------------- ---------------------------------------
                                    Number of            Weighted-average         Number of Securities remaining
                                Securities to be       price of outstanding    available for future issuance under
                              issued upon exercise     options warrants and    equity compensation plans (excluding
                                 of outstanding               Rights           securities reflected in column (a))
                              options, warrants and
                                     rights
---------------------------- ------------------------ ----------------------- ---------------------------------------
---------------------------- ------------------------ ----------------------- ---------------------------------------
                                       (a)                     (b)                             (c)
---------------------------- ------------------------ ----------------------- ---------------------------------------
---------------------------- ------------------------ ----------------------- ---------------------------------------

1995  Stock   Option   Plan
(approved    by    security
holders)*                             590,500                   $1.54                          409,500
---------------------------- ------------------------ ----------------------- ---------------------------------------
---------------------------- ------------------------ ----------------------- ---------------------------------------

1998  Stock   Option   Plan
(approved    by    security
holders)*                             775,579                   $2.24                          224,421
---------------------------- ------------------------ ----------------------- ---------------------------------------
---------------------------- ------------------------ ----------------------- ---------------------------------------

2000  Stock   Option   Plan
(approved    by    security
holders)*                              28,340                   $1.59                        1,491,660
---------------------------- ------------------------ ----------------------- ---------------------------------------

     * There are no equity compensation plans not approved by security holders.

ITEM 12 - CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Going Private Transaction

     Reference is made to Item 6 - "Management's Discussion and Analysis or Plan of Operation - Prospects for the Future, Trends and Other Events" for a description of a proposal that the Company has received to engage in a going private transaction with a group of investors that includes three of the Company's directors.


 IDA/SBA Financing

     Reference is made to Item 6 - "Management's Discussion and Analysis or Plan of Operation - IDA/SBA Financing" for a discussion of an industrial development revenue bond and SBA financing, pursuant to which the Company pays rent for its facility to an affiliate of the Company's Chairman.

             Advances and Loans to Affiliates

     During the years ended May 31, 2002 and 2001, the Company paid an aggregate of $57,285 and $65,894 on behalf of certain officers to companies affiliated with the Company's Chairman for payment of automobile leases.

             National Medical Health Card Systems, Inc.

     The Company owed Health Card $500,000 pursuant to a promissory note, dated May 31, 2000 and due June 1, 2001 plus interest at the rate of 9-1/2%; interest on such note was payable quarterly. The Note was paid in May, 2001. On June 9, 2001, the Company again issued a promissory note to Health Card in the principal amount of $500,000, with interest at the rate of 7%, which was due on June 8, 2002. This Note was paid in full on August 15, 2001.

     Until January of 2002 the Company derived revenue from Health Card, for database and operating system support, hardware leasing, and maintenance and related administrative services. The revenues generated from Health Card amounted to approximately $693,000 and $2,458,000 for the years ended May 31, 2002 and 2001, respectively. For the years ended May 31, 2002 and 2001, respectively, the Company billed Health Card approximately $126,000 and $821,000 for quality assurance testing and network support; $47,000 and $561,000 for help desk services; $175,000 and $448,000 for data processing center; $305,000 and $534,000 for certain computer equipment leases; and $40,000 and $95,000 for other services. In addition, the Company resells its telephone services to Health Card. The billings for such telephone services amounted to approximately $124,000 and $134,000 for the years ended May 31, 2002 and May 31, 2001 and are recorded as a reduction of operating expense. The Company was owed approximately $19,000 from Health Card at May 31, 2002. Subsequent to May 31, 2002, the Company received approximately $14,000 from Health Card, representing substantially complete payment of amounts due as of that date. As of January 2002, the Company ceased rendering services to Health Card. Health Card continues to pay its allocable share of expenses for shared services, which amounts to approximately $45,000 per month.

             Leases

     The Company makes equipment lease payments to P.W. Capital Corp. and P.W. Medical Management, Inc., both of which are affiliates of the Company's Chairman. The payments were $268,011and $395,989 in fiscal 2002 and 2001, respectively. The payments for the Facility were made to BFS Realty, LLC, and were $408,000 and $615,000 for the years ended May 31, 2002 and 2001, respectively. In June 2001, the Company entered into a new lease for the Facility which was revised in November 2001. (See Item 7, Note 5 to the Financial Statements for details.)

             Medical Arts Office Services, Inc.

     Medical  Arts  Office  Services,  Inc.  ("MAOS"),  of which  the  Company's
Chairman is the sole shareholder, provided the Company with accounting, bookkeeping and legal services. For the fiscal years ended May 31, 2002 and 2001 the total payments made by the Company to MAOS were $340,869 and $279,894 respectively.

                                     Part IV

ITEM 13 - EXHIBITS, LIST AND REPORTS ON FORM 8-K

       (a)    Exhibit Index

Exhibit Number                    Document

     3.1              Certificate  of  Incorporation   and  Amendments   thereto
                      including Certificate of Ownership and Merger (DE) and Agreement and Plan of Merger (1)

     3.2 Certificate of Amendment to Certificate of Incorporation filed July 27, 1993 (1)

     3.3 Certificate of Amendment to Certificate of Incorporation filed May 26, 1995 (1)

     3.4 Certificate of Amendment to Certificate of Incorporation filed November 21, 2001

     3.5              By-Laws (1)

     4.1 Nassau County Industrial Development Agency Industrial Development Revenue Bonds(1994 Brodsky Sibling Realty Inc. Project) dated June 1, 1994 (1)

     4.2 Revolving Credit Agreement dated as of April 20, 1995 by and among Sandsport Data Services, Inc. and Marine Midland Bank (1)

     4.3 Nassau County Industrial Development Agency Industrial Development Revenue Bonds (1994 Brodsky Sibling Realty Inc. Project) Assumption and Amendment of Certain Agreements dated July 1, 1995 (1)

     4.4              Loan Agreement dated August 11, 1995 between Sandata, Inc.
                      and Long Island Development Corporation (1)

     4.5              "504" Note  dated  August 11,  1995 from the Long  Island
                       Development Corporation to Sandata, Inc. (1)

     4.6 Nassau County Industrial Development Agency Industrial Development Revenue Bonds (1994 Brodsky Sibling Realty Inc. Project) Assumption and Amendment of Certain Agreements dated November 1, 1996 (3)

  Exhibit Number      Document

    4.7 Revolving Credit Agreement dated as of April 18, 1997 by and among Sandsport Data Services, Inc., the Registrant, certain subsidiaries of the Registrants and Marine Midland Bank (3)

    4.8 Second Amendment dated as of February 14, 2000 to Revolving Credit Agreement by and among Sandsport Data Services, Inc., the Registrant, certain subsidiaries of the Registrants and HSBC Bank USA (6)

    10.1 Software License Agreement and Distribution Agreement between Sandata Home Health Systems, Inc. and Fastrack Healthcare Systems, Inc. dated as of June 15, 1995 (1)

    10.2              Employees' Incentive Stock Option Plan (1)

    10.3              First Amendment to Incentive Stock Option Plan dated
                      April 4, 1989 (1)

    10.4              Second Amendment to Incentive  Stock Option  Plan dated
                      December 18, 1990

    10.5              1986 Non-qualified Stock Option Plan (1)

    10.6 Amendment to 1986 Non-qualified Stock Option Plan dated April 4, 1989 (1)

    10.7              1995 Stock Option Plan (1)

    10.8              1998 Stock Option Plan (5)

    10.10 Termination letter dated October 8, 2001, regarding Deferred Compensation Plan dated
                      May 1, 1992  between the Registrant and Bert E. Brodsky

    10.11 Form of agreement between Sandsport Data Services, Inc. and vendor agency (2)

    10.12 Form of agreement between Sandsport Data Services, Inc. and vendor agency (2)

 Exhibit Number       Document

   10.13              Form of Subscription Agreement dated December 23, 1996
                      (2)

   10.14              Form of Subscription Agreement dated September 12, 1996(2)

   10.18 Employment Agreement dated February 1, 1997 between the Registrant and Bert E. Brodsky (3)

   10.19              Form of Pledge Agreement (4)

   10.20              Form of Non-Negotiable Promissory Note (4)

   10.21 Stock Option Agreement dated December 10, 1998 between the Registrant and Bert E. Brodsky (6)

   10.22 Stock Option Agreement dated February 3, 2000 between the Registrant and Bert E. Brodsky (6)

   10.29 Extension Agreement dated July 14, 2001, between the Registrant and certain shareholders (7)

   10.30 Third Amendment and Waiver dated as of August 24, 2001 to Loan Agreement dated as of April 18, 1997 by and
                      among  Sandsport  Data Services,   Inc.,  the Registrant,
                      certain subsidiaries of the Registrant, and HSBC Bank, USA (7)

   10.31 Collective Amended and Restated Security Agreement dated as of August 24, 2001, by and among Sandsport Data Services, Inc., the Registrant, certain subsidiaries of the Registrant, and HSBC Bank, USA (7)

   10.32 Lease Agreement dated November 1, 2001 between the Registrant and BFS Realty, LLC for premises in Port Washington, NY (8)

   10.33 Recourse Note between Bert E. Brodsky and Registrant dated December 1, 2001, in the amount of $1,091,128.24

   10.34 Recourse Note between Hugh Freund and Registrant dated December 1, 2001, in the amount of $420,419.16

   10.35 Recourse Note between Gary Stoller and Registrant dated December 1, 2001, in the amount of $57,742.20

   21                 Subsidiaries of Registrant (6)

     ---------------------------

     (1) Denotes a document filed as an Exhibit to the Company's Report on Form 10-KSB for the fiscal year ended May 31, 1995, and incorporated herein by reference.

     (2) Denotes a document filed as an Exhibit to Amendment No. 1 to Form S-3 Registration Statement as filed with the Securities and Exchange Commission on May 27, 1997 and incorporated herein by reference.

     (3) Denotes a document filed as an Exhibit to the Company's Report on Form 10-KSB for the fiscal year ended May 31, 1997, and incorporated herein by reference.

     (4) Denotes a document filed as an Exhibit to the Company's Report on Form 10-KSB for the fiscal year ended May 31, 1998, and incorporated herein by reference.

     (5) Denotes a document filed as an Exhibit to the Company's Report on Form 10-KSB for the fiscal year ended May 31, 1999, and incorporated herein by reference.

     (6) Denotes a document filed as an Exhibit to the Company's Report on Form 10-KSB for the fiscal year ended May 31, 2000 and incorporated herein by reference.

     (7) Denotes a document filed as an Exhibit to the Company's Report on Form 10-KSB for the fiscal year ended May 31, 2001 and incorporated herein by reference.

     (8) Denotes a document filed as an Exhibit to the Company's Report on Form 10-QSB for the fiscal quarter ended November 30, 2001 and incorporated herein by reference.

             (b)  Reports on Form 8-K

     (i) On July 9, 2002 the Company filed an 8-K containing a press release announcing that Nasdaq had informed the Company that its shares would be subject to de-listing from the SmallCap Market for failure to comply with certain Nasdaq Marketplace Rules.The Company was informed by Nasdaq on August 21, 2002 that the Company had regained compliance with both Marketplace Rules. See Item 5 hereof.

     (ii) On August 6, 2002 the Company filed an 8-K containing a press release announcing that the Company had received a proposal to engage in a going private transaction with an investor group led by Bert E. Brodsky, Chief Executive Officer of the Company. See Item 6 hereof.

                           SANDATA TECHNOLOGIES, INC.

     FINANCIAL STATEMENTS COMPRISING ITEM 7 OF REPORT ON FORM 10-KSB TO SECURITIES AND EXCHANGE COMMISSION YEAR ENDED MAY 31, 2002

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                                                           Page

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                                                    F-2


Financial Statements

  Consolidated Balance Sheets as of May 31, 2002 and 2001                                                   F-3

  Consolidated Statements of Operations for the years ended
   May 31, 2002 and 2001                                                                                    F-4

  Consolidated Statement of Shareholders' Equity for the years
   ended May 31, 2002 and 2001                                                                              F-5

  Consolidated Statements of Cash Flows for the years ended
   May 31, 2002 and 2001                                                                                    F-6


Notes to Consolidated Financial Statements                                                              F-7 - F-29






                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



Board of Directors and Shareholders
of Sandata Technologies, Inc. and Subsidiaries

     We have audited the accompanying consolidated balance sheets of Sandata Technologies, Inc. and Subsidiaries (formerly Sandata, Inc.) as of May 31, 2002 and 2001, and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sandata Technologies, Inc. and Subsidiaries as of May 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

     As more fully described in the Notes to the consolidated financial statements, the Company had certain transactions with companies affiliated with the Company's Officers and Chairman.

/s/ Marcum & Kliegman LLP

Woodbury, New York
July 26, 2002, except for Note 12c and 12d, which are dated August 21, 2002 and August 22, 2002, respectively

                 See notes to consolidated financial statements


                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                                                May 31,
                                                                                   2002                   2001
                                                                                   ----                   ----
CURRENT  ASSETS
Cash and cash  equivalents                                                       $1,630,617          $  475,578
Accounts receivable,  net of allowance for doubtful accounts of $202,746
  and  $346,903 at 2002 and 2001,  respectively                                   2,182,963           2,160,675
Receivables from affiliates                                                         280,297             802,787
Inventories                                                                          45,342              35,993
Prepaid expenses and other current assets                                           345,349             416,056
Deferred income taxes                                                               207,595             274,470
                                                                                 ----------          ----------

         Total Current Assets                                                     4,692,163           4,165,559

FIXED ASSETS, NET                                                                 6,820,596           6,036,203
-----------------

DEFERRED INCOME TAXES                                                               171,579             335,773
---------------------

OTHER ASSETS
  Notes receivable                                                                   25,190              29,669
  Cash surrender value of officer's life insurance, security
   deposits and other assets                                                      1,105,502             866,774
                                                                                -----------          ----------

         Total Assets                                                           $12,815,030         $11,433,978
                                                                                ===========         ===========

                                       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                                         $ 2,781,550        $  1,881,269
  Deferred/unearned revenue                                                          16,367              31,069
  Deferred income                                                                   103,258             296,560
                                                                                -----------        ------------

         Total Current Liabilities                                                2,901,175           2,208,898

LONG-TERM DEBT                                                                    4,500,000           3,850,000
--------------

DEFERRED INCOME                                                                      21,142             124,401
---------------                                                                 -----------        ------------

         Total Liabilities                                                        7,422,317           6,183,299
                                                                                -----------        ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
  Common stock, $.001 par value, 6,000,000 shares
   authorized; 2,481,808 and 2,506,475 shares issued and
   outstanding in 2002 and 2001, respectively                                         2,482              2,506
  Additional paid in capital                                                      5,765,766          5,803,704
  Retained earnings                                                               1,193,755          1,051,721
  Notes receivable - officers                                                    (1,469,290)        (1,607,252)
                                                                                 -----------        -----------

         Total Shareholders' Equity                                               5,492,713          5,250,679
                                                                                -----------         -----------

         Total Liabilities and Shareholders'
           Equity                                                               $12,915,030        $11,433,978
                                                                                ===========        ===========



                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                               Years ended May 31,

                                                                                      2002                2001
                                                                                      ----                ----

REVENUES
  Service fees                                                                     $17,173,922        $17,769,069
  Other income                                                                         514,999            368,502
  Interest income                                                                      163,789            185,311
                                                                                 -------------      -------------

       TOTAL REVENUES                                                               17,852,710         18,322,882
                                                                                   -----------        -----------

COSTS AND EXPENSES
  Operating                                                                          9,877,651         10,372,524
  Selling, general and administrative                                                5,502,264          5,004,255
  Depreciation and amortization                                                      1,839,965          2,748,411
  Interest expense                                                                     241,729            189,240
  Impairment of developed software                                                          --          3,298,872
  Impairment of goodwill                                                                                  201,128
                                                                                  ------------       ------------


         TOTAL COSTS AND EXPENSES                                                   17,461,609         21,814,430
                                                                                   -----------        -----------

         Earnings (loss) before income taxes                                           391,101         (3,491,548)

Income tax expense (benefit)                                                           249,067         (1,293,401)
----------------------------                                                      ------------        -----------

         NET EARNINGS (LOSS)                                                      $    142,034       $ (2,198,147)
                                                                                  ============       ============

PER SHARE INFORMATION

         BASIC AND DILUTED EARNINGS (LOSS) PER
          SHARE                                                                   $        .06       $       (.88)
                                                                                  ============       =============

       WEIGHTED-AVERAGE NUMBER OF
        SHARES OUTSTANDING                                                           2,494,175          2,506,475
                                                                                  ============       =============

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
                        Years ended May 31, 2002 and 2001


                                                                Additional                            Notes               Total
                                       Common Stock              Paid-In         Retained           Receivable        Shareholders'
                               Shares            Amount          Capital         Earnings           Officers             Equity
                               -------            ------         --------        ---------          ----------         ------------
Balance at
June 1, 2000                   2,506,475         $2,506      $5,803,704      $ 3,249,868         $(1,607,252)        $ 7,448,826

Net Loss                              --             --              --       (2,198,147)                 --          (2,198,147)
                            ------------    -----------    ------------      -----------         -----------          -----------


Balance at
 May 31, 2001                  2,506,475          2,506       5,803,704        1,051,721          (1,607,252)          5,250,679

Effect of Stock
 Surrender                       (24,667)           (24)        (37,938)              --              37,962                  --

Net Earnings                                         --              --          142,034                  --             142,034
                              -----------       --------     -----------      ----------         ------------        -----------




Balance at
May 31, 2002                   2,481,808         $2,482      $5,765,766      $ 1,193,755         $(1,469,290)        $ 5,492,713
                               =========         ======      ==========      ===========         ===========         ===========



                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                               Years ended May 31,

                                                                                          2002                2001
                                                                                          ----                ----
Cash flows from operating activities
 Net earnings (loss)                                                                 $   142,034         $(2,198,147)
  Adjustments to reconcile net earnings (loss) to net cash
   provided by operating activities:
    Depreciation and amortization                                                      1,839,965           2,748,411
    (Gain) loss on disposal of fixed assets                                               (4,309)             75,111
    Change in allowance for doubtful accounts                                           (144,157)           (100,879)
    Recognition of deferred income                                                      (296,561)           (343,820)
    Recognition of deferred revenue                                                      (36,121)           (116,702)
    Impairment of developed software                                                          --           3,298,872
    Impairment of goodwill                                                                    --             201,128
    Deferred tax provision                                                               231,069          (1,312,401)
  (Increase) decrease in operating assets
     Accounts receivable                                                                 121,869             249,105
     Receivables from affiliates                                                         522,490            (397,055)
     Inventories                                                                          (9,352)            (18,828)
     Prepaid expenses and other current assets                                            70,708              (2,937)
     Other assets                                                                       (234,247)            (24,827)
  (Decrease) Increase in operating liabilities
     Accounts payable and accrued expenses                                               900,282            (698,874)
     Deferred/unearned revenue                                                            21,418             108,923
     Deferred income                                                                          --             126,850
                                                                                     -----------          ----------

         Net cash provided by operating activities                                     3,125,088           1,593,930
                                                                                     -----------          ----------

Cash flows from investing activities:
  Purchases of fixed assets                                                           (2,620,049)         (3,795,285)
  Proceeds from sale/leaseback transactions                                                   --             548,343
  Acquisition of intangible asset                                                             --            (201,128)
                                                                                     -----------         -----------

         Net cash used in investing activities                                        (2,620,049)         (3,448,070)
                                                                                     -----------         -----------

Cash flows from financing activities
  Principal payments on note payable                                                    (500,000)           (500,000)
  Proceeds from note payable                                                             500,000                  --
  Proceeds from line of credit                                                         3,800,000           2,200,000
  Principal payments on line of credit                                                (3,150,000)           (600,000)
                                                                                     -----------         -----------

         Net cash provided by financing
           activities                                                                    650,000           1,100,000
                                                                                     -----------         -----------

         INCREASE (Decrease) in cash and cash                                          1,155,039            (754,140)
          equivalents

Cash and cash equivalents - beginning                                                    475,578           1,229,718
-------------------------                                                           ------------          ----------

Cash and cash equivalents - ending                                                  $  1,630,617          $  475,578
-------------------------                                                           ============          ==========


                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




NOTE 1 - Summary of Significant Accounting Policies

       Nature of Business and Economic Dependency

     Sandata Technologies, Inc. and Subsidiaries (the "Company", formerly known as Sandata, Inc. ) are primarily engaged in the business of providing computerized data processing services and custom software and programming services using Company-developed and licensed software principally to the healthcare industry. The Company primarily operates in the New York metropolitan area. During fiscal years ended May 31, 2002 and 2001, the Company received revenues from a group of customers who are all funded by the Human Resources Administration of the City of New York ("HRA"), amounting to approximately $10,549,000 and $10,608,000, respectively. The Company was owed approximately $1,259,000 and $1,160,000 from these customers at May 31, 2002 and 2001, respectively.

       Principles of Consolidation

     The consolidated financial statements include the accounts of Sandata Technologies, Inc. and its wholly owned subsidiaries: Sandsport Data Services, Inc., Sandata Home Health Systems, Inc., Sandata Spectrum, Inc., SANTRAX Systems, Inc., SANTRAX Productivity, Inc. and Pro-Health Systems, Inc. ("Pro-Health", formerly known as Sandata Inteck, Inc.). SANTRAX Productivity, Inc. and Sandata Spectrum, Inc. are inactive subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

       Reclassifications

     Certain accounts in the prior year financial statements have been reclassified for comparative purposes to conform with the presentation in the current year financial statements. These reclassifications have no effect on previously reported earnings/loss.

       Fixed Assets

     Fixed assets are recorded at cost. Depreciation and amortization are computed principally by the straight-line method over the lesser of the estimated useful lives or lease terms of the related assets.

       Impairment of Long-Lived Assets

     The Company evaluates its long-lived assets, including goodwill, for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets or intangibles may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets as determined by estimated discounted cash flows. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

NOTE 1 - Summary of Significant Accounting Policies, continued

       Income Taxes

     The Company uses the liability method to account for income taxes. The primary objectives of accounting for income taxes are to (a) recognize the amount of income tax payable for the current year and (b) recognize the amount of deferred tax liability or asset based on management's assessment of the tax consequences of events that have been reflected in the Company's financial statements or tax returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

       Software Costs

     The Company capitalizes software development costs from the point in time where technological feasibility has been established until the computer software product is available to be sold. The annual amortization of the capitalized amounts is the greater of the ratio of current revenue to total projected revenue for a product, or the straight-line method, and is applied over periods ranging up to five years. The Company performs periodic reviews to ensure that unamortized program costs remain recoverable from future revenue.

       Research and Development

     Research and development costs are charged to expense as incurred. Research and development expenses amounted to approximately $62,000 and $10,000 in 2002 and 2001, respectively.

       Inventories

     Inventories, consisting of computer hardware and peripherals held for resale, are stated at the lower of cost or market; cost is determined using the specific identification method.

       Net Earnings Per Common Share

     The Company computes earnings per share in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128 "Earnings per Share". Basic earnings per share has been computed using the weighted average number of shares of common stock outstanding. Diluted earnings per share has been computed using the basic weighted average shares of common stock issued adjusted for the dilutive effect of outstanding stock options. NOTE 1 - Summary of Significant Accounting Policies, continued

       Net Earnings Per Common Share, continued

     For the year ended May 31, 2002 options and warrants to purchase 1,374,419 shares of common stock were outstanding and were not included in the computation of diluted earnings per share because the exercise price of the options and warrants were greater than the average market price of the common stock. For the year ended May 31, 2001, outstanding stock options, warrants and other potential stock issuances were not been considered in the computation of diluted earnings per share amounts since the effect of their inclusion would have been antidilutive. The Company uses the treasury stock method to calculate the effect that the conversion of the stock options would have on earnings per share and the weighted average number of shares of common stock.

       Revenue Recognition

     Computerized Information Processing Services. The Company generates revenues for its computerized information processing services from its Sandsport Home Attendant Reporting Program ("SHARP") and Pro-Health software applications. The SHARP application provides weekly time sheets, billing, payroll processing and management reports for not-for-profit agencies that provide home attendant services to those in need. Revenues are recognized for these services in the period they are provided. The Pro-Health application is an application service provider solution that provides home health care customers access to the Company's software over the Internet without needing sophisticated hardware at its site to house the software or store the data. Customers using this application are charged a monthly fee and revenue is recognized on a monthly basis as the service is provided.

     Telephone-Based Data Collection Services. The Company generates revenues for its telephone-based data collection services from its automated electronic system knows as Sandata(R) SANTRAX(R) ("SANTRAX") software application. The SANTRAX application is an automated electronic system that incorporates telephone technologies into the data reporting process to monitor the arrival and departure times of off-site workers. Revenues from this application are recognized based on a per call or visit basis in the period in which the services are provided.

     Technology Infrastructure and Outsourcing Services. Revenues from technology infrastructure and outsourcing services such as data processing, technology infrastructure consulting, web site development, running e-commerce applications and reselling telephone services are recognized based on per hour or call rates in the period the service is provided.

     Information Technology Services. The Company generates revenues from information technology services under the name of SandataNet and includes services such as software support, hardware support/break-fix, Local Area Network ("LAN") administration and configuration services and the reselling of computer hardware and third-party software systems, some of the services are pursuant to long-term contracts. Support revenue is recognized based on per hour rates in the period the service is provided. For maintenance contracts greater than one month, revenue is recognized over the term of the contract on a straight-line basis. Computer hardware and software resale revenues are recognized when the units are shipped and accepted by the customer. The Company does not bundle maintenance with any software sold.

     Long-Term Contracting. As discussed above, the Company utilizes long-term contracts and recognizes revenue for financial statement purposes under the percentage of completion method and, therefore, takes into account the costs, estimated earnings and revenue-to-date on contracts not yet completed.

     The amount of revenue recognized at the financial statement date is the portion of the total contract price that the direct labor costs expended to date bears to the anticipated total direct labor costs, based on current estimates of costs to complete. Direct labor costs include all direct labor, related benefits, and subcontract costs. This method is used because management considers direct labor costs to be the best available measure of progress on these contracts.

     Revisions in estimates of costs and earnings during the life of the contracts are reflected in the accounting period in which such revisions become known. At the time a loss on a contract becomes known, the entire amount of the estimated loss is recognized in the financial statements. Billings in excess of estimated costs and earnings on uncompleted contracts are included in deferred/unearned revenue.

       Sale/Leaseback

     The Company recognizes gains from sale/leaseback transactions ratably over the term of the underlying lease. All such leases are operating leases. Any losses from these transactions are recognized in the period incurred.

       Cash and Cash Equivalents

     The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. Due to the nature of its operations, the Company deposits, on a monthly basis, amounts in financial institutions for the payment of payroll liabilities for certain customers. Such amounts are reduced when the Company pays such liabilities. Such reductions generally occurs over five to ten business days. At May 31, 2001, the Company had amounts on deposit for these liabilities of approximately $1,300,000.

       Concentration of Credit Risk

     The Company is subject to a concentration of credit risk with respect to its trade receivables, as disclosed above. The Company performs on-going credit evaluations of its customers and generally does not require collateral. The Company maintains allowances to cover potential or anticipated losses for uncollectible accounts.

     The Company has cash balances in banks in excess of the maximum amount insured by the FDIC as of May 31, 2002.

       Statements of Cash Flows

     The Company paid income taxes of approximately $19,000 and $23,000 and interest of approximately $242,000 and $252,000 for the years ended May 31, 2002 and 2001, respectively.

       Use of Estimates in the Financial Statements

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

     The Company's short term financial instruments include cash, accounts receivable, receivable from affiliates and accounts payable. Due to the short-term nature of these instruments, the fair value of these instruments approximates their recorded value. The Company has long-term debt instruments which it believes are stated at their estimated fair value.

       Stock Options and Similar Equity Instruments

     The Company accounts for stock options and similar equity instruments (collectively "Options") issued to employees and directors in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," rather than the fair value based method of accounting prescribed by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." The exercise price for Options issued to employees and directors equals or exceeds the fair value of the Company's Common Stock at the date of grant and, accordingly, no compensation expense is recorded. Equity instruments issued to acquire goods and services from non-employees are accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more readily determinable. NOTE 1 - Summary of Significant Accounting Policies, continued

       Comprehensive Income

     The Company adopted SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements.

       Business Segments

     The Company adopted SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information", which supercedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographical areas and major customers. SFAS No. 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has determined that its operations are in one segment, computer services to the health care industry.

       New Accounting Pronouncements

     In October 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 addresses the accounting model for long-lived assets to be disposed of by sale and resulting implementation issues. This statement requires that those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. Therefore, discontinued operations will no longer be measured at net realizable value or include amounts for operating losses that have not yet occurred. It also broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for the Company in fiscal 2003. The Company is evaluating the impact that implementation of SFAS No. 144 may have on the financial statements of the Company.

     On April 30, 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 eliminates the requirement that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect and eliminates an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. Generally, SFAS No. 145 is effective for transactions occurring after May 15, 2002. The adoption of this standard is expected to have no impact to the Company.

     SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("SFAS 146"), provides guidance on the recognition and measurement of liabilities for cost associated with exit or disposal activities. The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002. The Company is currently reviewing SFAS 146 to determine the impact upon adoption.


NOTE 2 - Fixed Assets

       Fixed assets consist of the following:

                                                                                                May 31,
                                                                     Useful Life            2002               2001
                                                                     -----------            ----               ----
       Computer equipment                                               5 years      $  3,169,445       $  2,883,819
       Software costs                                             Up to 5 years        12,364,224         10,047,618
       Furniture, fixtures and automobiles                            4-7 years           419,274            415,330
       Leasehold improvements                                          10 years         2,823,154          2,809,278
                                                                                     ------------      -------------
                                                                                       18,776,097         16,156,045
       Less:  accumulated depreciation and
                amortization                                                          (11,955,501)       (10,119,842)
                                                                                     ------------       ------------

             Total Fixed Assets, net                                                 $  6,820,596       $  6,036,203
                                                                                     ============       ============

     Depreciation and amortization  expense relating to fixed assets (other than
software   costs)  amounted  to   approximately   $443,000  in  2002  and  2001,
respectively.

     Unamortized software costs amounted to approximately $5,105,000 and $4,186,000 at May 31, 2002 and 2001, respectively. Amortization expense for these costs totaled approximately $1,397,000 and $2,305,000 in 2002 and 2001, respectively.

     During the fourth quarter of the year ended May 31, 2001, the Company shut down certain operating systems and hardware configurations, which had been capitalized in previous years. The Company had determined that the older systems architecture had become obsolete and too costly to maintain, so the Company coordinated placing several new systems in production after running parallel with pre-existing systems resulting in the retirement of the older systems during the fourth quarter. The Company further determined that there is no net realizable value remaining since no future revenue would be recognized in the retired systems because the architecture was completely replaced by the new systems. As such the Company recognized an impairment loss of approximately $3,300,000 for the year ended May 31, 2001.


NOTE 3 - Debt

       Credit Agreement

     The Company's wholly owned subsidiary, Sandsport Data Services, Inc. ("Sandsport"), has a revolving credit agreement (the "Credit Agreement") with a Bank which allows Sandsport to borrow amounts up to $4,500,000 and is due on June 14, 2003. Interest accrues on amounts outstanding under the Credit Agreement at a rate equal to the London Interbank Offered Rate plus 2% and will be paid quarterly in arrears or, at Sandsport's option, interest may accrue at the Bank's prime rate. The Credit Agreement requires Sandsport to pay a fee equal to 1/4% per annum on the unused average daily balance of amounts under the Credit Agreement. In addition, there are other fees and charges imposed based upon Sandsport's failure to maintain certain minimum balances. The indebtedness under the Credit Agreement is guaranteed by the Company and Sandsport's sister subsidiaries (the "Group"). All of the Group's assets are pledged to the Bank as collateral for the amounts due under the Credit Agreement, which pledge is secured by a first lien on all equipment owned by members of the Group, as well as a collateral assignment of $2,000,000 of life insurance payable on the life of the Company's Chairman. In addition, the Company is restricted in its ability to declare and pay dividends pursuant to the Credit Agreement. The Group's guaranty to the Bank was subsequently modified to include all indebtedness incurred by the Company under the amended Credit Agreement dated August 24, 2001 (see below).

     On August 24, 2001, Sandsport, the Company and the other members of the Group, and the Bank, entered into the Third Amendment and Waiver (the "Third Amendment") to the Credit Agreement. Pursuant to the Third Amendment, Sandsport's covenants to the Bank to maintain a certain net worth, and to maintain certain financial ratios, were revised on a going-forward basis and the noncompliance with the existing covenants was waived by the Bank. In addition, in connection with the Third Amendment, Sandsport and each member of the Group executed and delivered to the Bank a Collective Amended and Restated Security Agreement, pursuant to which the Bank's security interest was extended to include a security interest in all of the personal and fixture property of Sandsport, the Company and the members of the Group. As of May 31, 2002 and 2001, the outstanding balance on the Credit Agreement with the Bank was $4,500,000 and $3,850,000, respectively.

NOTE 3 - Debt, continued

       Long Term Debt

     The Company owed National Medical Health Card Systems, Inc. ("Health Card"), a company affiliated with the Company's Chairman, $500,000 pursuant to a promissory note, dated May 31, 2000 and due June 1, 2001 plus interest at the rate of 9-1/2%; interest on such note was payable quarterly. The Note was paid in May, 2001.

     On June 9, 2001, the Company issued a promissory note to Health Card in the principal amount of $500,000, with interest at the rate of 7%, which was due on June 8, 2002. This Note was paid in full on August 15, 2001.


NOTE 4 - Income Taxes

       The income tax expense (benefit) is comprised of the following:

                                                                                            Year Ended May 31,
                                                                                            ------------------
                                                                                           2002             2001
                                                                                           ----             ----
       Current
         Federal                                                                  $          --   $           --
         State                                                                           17,998            19,000
                                                                                       --------     -------------

             Total current                                                               17,998            19,000
                                                                                       --------     -------------

       Deferred
         Federal                                                                        192,761        (1,089,293)
         State                                                                           38,308          (223,108)
                                                                                      ---------      ------------

             Total deferred                                                             231,069        (1,312,401)
                                                                                       --------       -----------

             Income tax expense (benefit)                                              $249,067       $(1,293,401)
                                                                                       ========       ===========

       The Company's effective income tax rate differs from the statutory U.S. Federal income tax rate as a result of the following:


                                                                                          Year Ended May 31,
                                                                                       2002                2001
                                                                                       ----                ----
       Statutory U.S. federal tax rate                                                 34.0%             (34.0%)
       State taxes                                                                      4.6               (5.8)
       Permanent Differences                                                           12.2                1.2
       Other                                                                           12.9                1.6
                                                                                       ----             ------

                                                                                       63.7%             (37.0%)
                                                                                       =====             ======

NOTE 4 - Income Taxes, continued

       The components of deferred tax assets and liabilities consists of the following:

                                                                                             May 31,
                                                                                       2002                2001
                                                                                       ----                ----
       Deferred Tax Assets-Current portion
         Allowance for Doubtful Accounts                                            $ 81,686           $142,230
         Deferred Income                                                              61,367             43,340
         Accrued Expenses                                                             56,117             79,706
         Other                                                                         8,425              9,194
                                                                                    --------           --------

             Deferred Tax Assets, current                                           $207,595           $274,470
                                                                                    ========           ========

                                                                                             May 31,
                                                                                      2002                2001
                                                                                      ----                ----
       Deferred Tax Assets-Long term portion
         Net Operating Loss Carryforwards                                        $ 1,642,275        $ 1,255,038
         Deferred Income                                                                  --            129,255
         Goodwill                                                                         --             82,872
         Other                                                                           604                615
                                                                                 -----------        -----------

             Deferred Tax Assets, Long-term                                        1,642,879          1,467,780
                                                                                 -----------        -----------

       Deferred Tax Liabilities-Long-term portion
         Depreciation and amortization                                            (1,460,054)        (1,132,007)
         Deferred income                                                             (11,246)                 --
                                                                                 ----------       --------------

             Deferred Tax Liabilities, Long-term                                  (1,471,300)        (1,132,007)
                                                                                 -----------        -----------

             Deferred Tax Assets - Long-term, Net                                    171,579            335,773
                                                                                 -----------        -----------

             Total Deferred Tax Asset, Net                                       $   379,174        $   610,243
                                                                                 ============       ===========


    Management determined that it was more likely than not that future taxable income would be sufficient to enable the Company to realize all of its deferred tax assets. Accordingly, no valuation allowance has been recorded at May 31, 2002 and 2001.

     At May 31, 2002, the Company had net operating loss carryforwards for tax purposes of approximately $4,076,000, expiring at various dates through 2022.

NOTE 5- Commitments and Contingencies

       Lease Agreements

     The Company leases office space at 26 Harbor Park Drive, Port Washington, NY 11050 (the "Facility") from BFS Realty LLC, successor to BFS Sibling Realty and an affiliate of the Company's Chairman (the "Affiliate") (see Note 6). The Company paid rent in the amount of $407,834 and $615,412 to the Affiliate for the years ended May 31, 2002 and 2001, respectively.

     On June 1, 2001 (revised  November,  2001) , the Company entered into a ten
(10) year lease for the Facility with the Affiliate. The lease provides for annual rental payments of $277,817 for the period June 1, 2002 to May 31, 2003, with annual 5% increases in each 12-month period thereafter. The lease is being expensed on a straight-line basis over the lease term. The lease also requires monthly payments of various types, such as the Company's proportionate share of real estate taxes and common area maintenance charges, that aggregate approximately $10,000 per month. In November, 2001, the lease was revised to provide that the Company would pay its utility expenses directly to the respective utility company, not to the Affiliate.

     The Company has obligations to pay rental expense in connection with six sale/leaseback transactions. The rental expenses amounted to approximately $1,195,000 and $1,630,000 for the years ended May 31, 2002 and 2001 respectively. (See Note 8)

     Total office space and equipment rental expense under all operating leases amounted to approximately $2,294,000 and $3,417,000 in fiscal 2002 and 2001, respectively.

     Future minimum lease payments for all non cancelable operating leases at May 31, 2002 are as follows:

                              Year Ending May 31,                 Amount
                              -------------------                 ------
                                      2003                      $1,759,640
                                      2004                         969,461
                                      2005                         644,554
                                      2006                         336,390
                                      2007                         330,988
                                   Thereafter                    1,739,257
                                                                ----------

                                     Total                      $5,780,290
                                                                ==========

         Litigation

     a. On October 19, 1999, the Company and Pro-Health brought an action against Provider Solutions Corporation ("Provider") and others, in Supreme
Court, New York County, based on breach of contract, fraudulent misrepresentation and other causes of action, demanding damages of approximately $10,000,000 (the "State Action"). On October 22, 1999, Provider brought a federal action in the United States District Court for the Eastern District of New York (the "Federal Action"). The complaint demanded relief in the form of a permanent injunction and damages against the Company and Pro-Health for total amounts ranging from $10,000,000 to $15,000,000. The State Action was consolidated with the Federal Action.

     On March 8, 2001 the Company, Pro-Health, Provider and all involved parties and individuals settled the consolidated Federal Action, globally resolving all issues, claims and disputes. The settlement entailed the exchange of general releases between the Company, Pro-Health, Provider and all parties, and the payment of $600,000 to Provider, of which $50,000 was paid by the Company. The balance of the payment under the settlement was funded by the Company's insurers. The settlement did not have a material effect on the Company's operations. The Company has retained its proprietary interest in the subject software.

     b. In August of 1999, the Company's wholly-owned subsidiary, Sandsport was named as a defendant in Greater Bright Light Home Care Services, Inc. et al. v. Joseph Jeffries-El, El Equity Corporation, Sandsport Data Services, Inc. et al. (Supreme Court of the State of New York, Kings County). Sandsport's contractual obligation to Greater Bright Light involved the depositing of certain government-issued checks into a specific bank account. Upon receiving written notification from the agency issuing the checks to stop depositing them in that account, Sandsport ceased depositing them. The plaintiff brought the action against Joseph Jeffries-El and El Equity, and El Equity counterclaimed against the plaintiff, each basing its claims on the financing agreement between them. El Equity also cross-claimed against Sandsport, asserting that Sandsport converted the government-issued checks to its own use. Although Sandsport is named as a defendant, the Complaint seeks no affirmative relief against Sandsport. Co-defendant Citibank has asserted indemnification claims against Sandsport and all of the other defendants. Sandsport disputes all liability. However, the Company is unable to predict the outcome of these claims and accordingly, no adjustments have been made in the consolidated financial statements in response to these claims.

     c. On March 1, 2000, Dataline, Inc. ("Dataline") began a lawsuit against MCI WorldCom Network Services, Inc. ("MCI") and the Company for alleged trade libel and related counts, in the United States District Court for the Southern District of New York. The court dismissed that lawsuit, with prejudice, on May 23, 2002. On May 4, 2001 MCI had brought a patent infringement lawsuit against

     Dataline, alleging that it was infringing three MCI patents, under which the Company has an exclusive license in New York City. Shortly thereafter, the Company joined MCI in the suit against Dataline. Pursuant to a Settlement Agreement dated January 1, 2002 among MCI, its parent (MCI Communications Corporation), the Company, and Dataline, Dataline acknowledged the validity and enforceability of the 3 MCI-owned patents that were the subject of the lawsuits. There were no payments from either MCI or the Company to Dataline. As part of the settlement, Dataline agreed to pay the Company $100,000 in cash and issue an 8% promissory note in the amount of $721,000. Due to the uncertainty of realization of the note receivable, the Company is recognizing the income on the note using the installment method of accounting. During the year ended May 31, 2002, the Company has recognized approximately $115,000 of income. In addition, Sandata and Dataline entered into an Exclusive Service Agreement by which Dataline agreed to use the Company's "call capture infrastructure" for all of Dataline's time and attendance systems, and to pay royalties to the Company for such use. The terms of the settlement also included mutual releases.

     d. An action was commenced against the Company and Health Card by a former executive of Health Card, Mary Casale, who alleged that employees of both Health Card and the Company engaged in sex discrimination as to Ms. Casale, and thus, violated Title VII of the Civil Rights Act of 1964. In February 2002 the matter was withdrawn from the Equal Employment Opportunity Commission, and was settled without any effect on the financial statements of the Company.

 Royalty Agreement

     The Company has been granted a license under certain of MCI's patents which permits the Company to continue to market and sell its SANTRAX time and attendance verification product non-exclusively nationwide, and exclusively in the home health care industries for the five New York boroughs, and that the Company will pay MCI certain royalties, on a per call basis. The license remains in effect until the last to expire of various patents held by MCI or until October 19, 2010, whichever is later.



       Employment and Deferred Compensation Agreements

     On February 1, 1997 the Company and its Chairman ("Mr. Brodsky") entered into an employment agreement for a five year term (the "Brodsky Employment Agreement"). Among other things, the Brodsky Employment Agreement provides compensation at the annual rate of $500,000 or a lesser amount if mutually agreed. The Brodsky Employment Agreement also provides for payment of an annual bonus at the sole discretion of the Board of Directors. Mr. Brodsky agreed to accept a reduction in compensation for the fiscal years ended May 31, 2002, 2001, and 2000 and has signed waivers evidencing his agreement to such reductions. The Brodsky Employment Agreement was renewed, on identical terms, on March 1, 2002.

     In May 1992, Mr. Brodsky and the Company entered into a deferred compensation agreement pursuant to which the Company would (i) pay to Mr. Brodsky a lump sum ranging from $75,000 to $255,000 if he voluntarily terminated his employment with the Company after attaining 55 years of age, or (ii) pay to Mr. Brodsky's beneficiary a lump sum ranging from $200,000 to $450,000 in the event of Mr. Brodsky's death during the term of his employment with the Company. This agreement was terminated in October, 2001.

NOTE 5-  Commitments  and Contingencies, continued

       Employment and Deferred Compensation Agreements, Continued

     On August 9, 2001 the Company announced that it had terminated the employment of Stephen Davies as President of the Company, and would be terminating approximately 30 other employees. Mr. Davies received a severance payment equal to six (6) months' base salary, or $100,000, and had 90 days from the date of termination to exercise the 66,673 options that were vested on that date. None of such options were exercised. In addition, the Company paid approximately $47,000 in severance payments for approximately 30 other terminated employees.


NOTE 6 - Related Party Transactions

     a. In November 1996 the Company entered into an agreement with the Affiliate, the Nassau County Industrial Development Agency ("NCIDA"), and a Bank (the "Bondholder") (the "Agreement"). Pursuant to the Agreement, the Affiliate
(i) assumed all of the Company's rights and obligations under a Lease Agreement that was previously between the Company and the NCIDA (the "Lease"), and (ii) entered into a Sublease Agreement with the Company for the premises the Company occupies. Pursuant to the Agreement, the Affiliate also obtained the right to become the owner of the premises upon expiration of the Lease. Under the terms of the Agreement, the Company is jointly and separately liable to the NCIDA for all obligations owed by the Affiliate to the NCIDA under the Lease; however, the Affiliate has indemnified the Company with respect to certain obligations relative to the Lease and the Agreement. In addition, the Agreement provides that the Company is bound by all the terms and conditions of the Lease, and that a security interest is granted to the Affiliate in all of the Company's fixtures constituting part of the premises.

     The foregoing transactions and agreements were the last in a series of transactions involving the Company, the Affiliate, NCIDA, the Bondholder and the U.S. Small Business Administration ("SBA"). Chief among these was the borrowing by the Affiliate in June of 1994 of $3,350,000 in the form of Industrial Development Revenue Bonds (the "Bonds") to finance the acquisition of the Facility. Simultaneously with the issuance of the Bonds: (1) NCIDA obtained title to the Facility and leased it to the Affiliate, (2) the Affiliate subleased the Facility to the Company, (3) the Bondholder bought the Bonds, (4) the Bondholder received a mortgage and security interest in the Facility to secure the payment of the Bonds. The Affiliate's obligations under the Lease were guaranteed by Mr. Brodsky, the Company, Sandsport and others. The Affiliate's obligations respecting repayment of the Bonds were also guaranteed by Mr. Brodsky, the Company, Sandsport and others.


NOTE 6 - Related Party Transactions, CONTINUED

     The Bonds currently bear interest at the rate of 9%, and the outstanding balance due on the Bonds as of May 31, 2002 was $1,444,445. The Company paid rent to the Affiliate of $407,834 and $615,412 for the years ended May 31, 2002 and 2001.

     On August 11, 1995, the Company entered into a $750,000 loan agreement with the Long Island Development Corporation ("LIDC"), under a guarantee by the SBA (the "SBA Loan"). The SBA Loan was assigned to the Affiliate in November 1996; however, repayment of the SBA loan is guaranteed by the Company and various subsidiaries of the Company. The entire proceeds were used to repay a portion of the Bonds. The SBA Loan is payable in 240 monthly installments of $6,255, which includes principal and interest at a rate of 7.015%. The balance of the SBA loan as of May 31, 2002 was $599,024.

     b. Until January 2002, the Company derived revenue from Health Card, a company affiliated with the Company's Chairman, principally for data base and operating system support, hardware leasing, maintenance and related administrative services. The revenues generated from Health Card amounted to approximately $693,000 and $2,458,000 for the years ended May 31, 2002 and 2001, respectively. The Company billed Health Card approximately $126,000 and $821,000 for quality assurance testing of software programs developed by Health Card and network support, and $47,000 and $561,000 for help desk services, $175,000 and $448,000 for data processing center as well as $305,000 and $534,000 for certain computer equipment leases and other services for $40,000 and $95,000 for years ended May 31, 2002 and 2001, respectively. In addition the Company resells its telephone services to Health Card. The billings for such telephone services amounted to approximately $124,000 and $134,000 for the years ended May 31, 2002 and May 31, 2001 and are recorded as a reduction of operating expense. The Company was owed $19,280 from Health Card at May 31, 2002. Subsequent to May 31, 2002, the Company received approximately $14,000 from Health Card, representing substantially complete payment of amounts due as of that date. As of January, 2002, the Company ceased rendering services to Health Card. Health Card continues to pay its allocable share of expenses for shared services, which amounts to approximately $45,000 per month.

     c. The Company makes lease and rent payments to affiliates of the Company's Chairman. The payments for leased equipment were made to P.W. Capital Corp. and P.W. Medical Management, Inc., and were $268,011 and $395,989 for the years ended May 31, 2002 and 2001, respectively. The payments for the Facility were made to BFS Realty, LLC, and were $407,834 and $615,412 for the years ended May 31, 2002 and 2001, respectively. In June 2001, the Company entered into a new lease for the Facility which was revised in November, 2001. (See Note 5).

NOTE 6 - Related Party Transactions, CONTINUED

     d. Medical Arts Office Services, Inc. ("MAOS"), of which the Company's Chairman is the sole shareholder, provided the Company with accounting, bookkeeping and legal services. For the years ended May 31, 2002 and 2001 the total payments made by the Company to MAOS were $340,869 and $279,894, respectively.

     e. During the years ended May 31, 2002 and 2001 the Company paid an aggregate of $57,285 and $65,894, respectively on behalf of certain officers to companies affiliated with the Company's Chairman for payment of automobile leases.


NOTE 7 - SHAREHOLDERS' EQUITY

         Stock Options

         The Company maintains the following stock option plans:

1984 Stock Option Plan

     There had been 2,536 options granted at an exercise price of $1.88 under an incentive stock option plan adopted in October 1984 (the "1984 Plan") and subsequently amended. Options granted under this plan were granted at exercise prices not less than fair market value on the date of grant. All of the options outstanding under this plan expired in January 2001. No additional options may be granted under this plan.

1995 Stock Option Plan

     At May 31, 2002, there were 590,500 incentive options outstanding under a stock option plan adopted in January 1995 (the "1995 Plan"), which provides for both incentive and nonqualified stock options and reserves 1,000,000 shares of common stock for grant under the plan. Of these options, 520,500 are held by officers of the Company. The plan requires that incentive options be granted at exercise prices not less than the fair market value at the date of grant, and terminates in January 2005. All options outstanding under this plan are exercisable at May 31, 2002 at prices ranging from $1.41 to $2.61 per share over a period of five years from date of grant.

     On July 14, 1997, the Company filed a Registration Statement on Form S-8 relative to reofferings of shares of Common Stock of the Company which may be acquired pursuant to the 1984 and 1995 Plan.

1998 Stock Option Plan

     At May 31, 2002 there were 775,579 incentive stock options outstanding under a stock option plan adopted in October 1998, (the "1998 Plan") which provides for both incentive and nonqualified stock options and reserves 1,000,000 shares of common stock for grant under the plan. The plan requires that incentive options be granted at exercise prices not less than the fair market value at the date of grant and terminates in August 2008. Of the options outstanding at May 31, 2002, 567,060 were exercisable at prices ranging from $1.31 to $3.00 over three to five years from the date of grant.

2000 Stock Option Plan

     At May 31, 2002, there were 28,340 incentive options outstanding under a stock option plan adopted on November 20, 2000 (the "2000 Plan"), which provides for both incentive and nonqualified stock options and reserves 1,500,000 shares of common stock for grant under the plan. The 2000 Plan terminates in September 2010. Options outstanding under the plan vest over a seven-year period commencing December 31, 2000 and ending December 31, 2007 and are exercisable at prices ranging from $1.00 per share to $3.00 per share over a period of ten years from the date of grant. At May 31, 2002, there were no options currently exercisable.

       Summary information with respect to the stock option plans follows:


                                                                  Range of
                                                                  exercise       Outstanding        Outstanding
                                                                                   options            options
                                                                 prices ($)        granted          exercisable
                                                                 ----------        -------          -----------

       Balance, June 1, 2000                                   1.31 - 3.00        1,523,902           849,871
       Granted                                                     3.00             279,808           269,653
       Cancelled                                                                    (76,118)          (11,146)
                                                                                  ----------      ------------
       Balance, May 31, 2001                                   1.31 - 3.00        1,727,592         1,108,378
       Granted                                                 1.00 - 3.00           40,085           150,895
       Cancelled                                                                   (373,258)         (101,713)
                                                                                 -----------       -----------

       Balance, May 31, 2002                                   1.31 - 3.00        1,394,419         1,157,560
                                                                                  =========         =========

       Stock option grants to certain officers and directors were as follows:

     In October 1998, the Company granted certain directors of the Company non-qualified stock options to purchase an aggregate of 20,000 shares of the Company's common stock under the 1998 Plan at an exercise price of $1.00. These options vested immediately and are exercisable over a five-year period.

     In December 1998, the Company granted 520,500 incentive options to certain officers of the Company under the 1995 Plan at an exercise price of $1.41 per share. These options vested immediately and are exercisable over a five-year period.

     In February 2000, the Company granted its Chairman incentive stock options to purchase an aggregate of 350,000 shares under the 1998 Plan at an exercise price of $1.31. These options vest and are exercisable over a five-year period.

     In April 2000, the Company granted certain directors of the Company non-qualified stock options to purchase an aggregate of 72,000 shares under the 1998 Plan at an exercise price of $3.00. These options vest and are exercisable over a six-year period.

     In April 2000, the Company granted its then President incentive stock options to purchase an aggregate of 100,000 shares under the 1998 Plan at an exercise price of $3.00. In October 2000, the Company granted its then President incentive stock options to purchase 150,000 shares under the 2000 Plan, at an exercise price of $3.00 per share. The President's employment was terminated on August 6, 2001, at which date the President became entitled to exercise, for ninety days, the options that had already vested. Those options consisted of 33,340 shares under the 1998 Plan, and 33,333 under the 2000 Plan, none of which were exercised before the right to exercise expired.

     In November 2000, the Company granted certain directors of the Company non-qualified stock options to purchase an aggregate of 20,000 shares of the Company's common stock under the 1998 Plan at an exercise price of $3.00. These options vest over a three-year period and are exercisable over a five-year period.

     During the fiscal year ended May 31, 2002 non-qualified options to purchase up to 10,000 shares of Common Stock, at an exercise price of $1.00 per share, were issued to each of two Director's.

     On July 14, 1998, the Chairman, certain officers and directors, and a former director (who is also the spouse of an officer and an employee of Sandsport Data Services, Inc. ("Sandsport"), the Company's wholly owned subsidiary), exercised their respective options and warrants to purchase an aggregate of 921,334 shares of Common Stock. The exercise prices ranged from $1.38 to $2.61 per share for an aggregate cost of $1,608,861. Payment for such shares was made to the Company in the amount of $921 representing the par value of the shares, and a portion in the form of non-recourse promissory notes due in July 2001, with interest at eight and one-half percent (8-1/2%) per annum, payable annually, and secured by the number of shares exercised. The Company has received interest payments on such notes in the amount of $131,994 and $162,110 during the fiscal years ended May 31, 2002 and 2001. As of May 31, 2002 and 2001, the outstanding balance on such notes, including principal and accrued but unpaid interest, was $1,669,640 and $1,722,547, respectively (see Note 12d). On July 14, 2001, the Company agreed to extend the due dates of the promissory notes for one hundred twenty days. On November 9, 2001, the due date of the notes was extended to November 9, 2004, and the Company agreed to substitute full recourse unsecured notes for the notes it had previously accepted. Effective December 1, 2001, the interest rate was changed from 8-1/2% to 6%. During the year ended May 31, 2002, 24,667 shares of common stock were surrendered by a former director and an employee in settlement of notes in the amount of $37,962.

     Pro forma  information  regarding  net  income  and  earnings  per share is required by SFAS No. 123, and has been determined as if the Company had accounted for its employee stock option plans under the fair value method of SFAS No. 123. The fair value for these options was estimated at the date of grant using a Black-Scholes option-pricing model with the following weighted-average assumptions for 2002 and 2001.


        ASSUMPTIONS
                                                                                         Year Ended May 31,
                                                                                         ------------------
                                                                                 2002                       2001
                                                                                 ----                       ----
        Risk free rate                                                       4.95 - 6.05%               5.25 - 6.04%
        Dividend yield                                                               .00%                       .00%
        Volatility factor of the expected market
         price of the Company's common stock                                          61%                       117%
        Average life                                                              5 years                    5 years


     The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly differently from those of traded options, and because changes in the subjective input assumptions can materially affect the fair market value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the vesting period of the options. The Company's pro forma loss is as follows:

                                                                                       Year Ended May 31,
                                                                                      2002               2001
                                                                                      ----               ----
     Pro forma net income (loss)                                                    $78,025       $(2,470,616)
     Pro forma net income (loss) per share                                           $  .03    $         (.99)


     The weighted average fair value of options granted during the years ended May 31, 2002 and 2001 were $1.12 and $.86, respectively. The weighted average remaining contractual life of options exercisable at May 31, 2002 is 5 years. The exercisable prices range from $1.31 to $3.00 for options outstanding as of May 31, 2002.

       Restricted Stock Grant Plan

     On September 1, 2000 the Board of Directors approved the adoption of the Company's 2000 Restricted Stock Grant Plan (the "Stock Grant Plan"). The Stock Grant Plan was subsequently adopted by the Shareholders at the Company's Annual Meeting on November 20, 2000. The Stock Grant Plan provides for the issuance of shares that are subject to both standard restrictions on the sale or transfer of such shares (e.g., the standard seven year vesting schedule set forth in the Stock Grant Plan) and/or restrictions that the Board may impose, such as restrictions relating to length of service, corporate performance, or other restrictions. As of May 31, 2002, no grants had been made under the Stock Grant Plan and, therefore, no shares had vested under it. There are 700,000 shares of Common Stock reserved for issuance in connection with grants made under the Stock Grant Plan.

NOTE 8 - Sale/Leaseback Transactions

     The Company is a party to various sale/leaseback transactions involving certain fixed assets, principally computer hardware, software and equipment. Gains on these transactions have been deferred and are being recognized over the lives of the related leases, each of which is 36 months. Approximately $297,000 and $344,000 of the deferred gains were recognized in other income for the years ended May 31, 2002 and 2001, respectively. Included in these amounts are the effects of the following sale/leaseback transactions:

     In January 1998, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $515,000, were sold for $700,000. The resulting gain of approximately $185,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $36,000 of the deferred gain was recognized for fiscal 2001, which was the last year of the lease. An unaffiliated third party purchased the residual rights to such lease.

     In January 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $830,000, were sold for $1,100,000. The resulting gain of approximately $270,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $60,000 and $90,000 of deferred gain was recognized for the years ended May 31, 2002 and 2001, respectively. An unaffiliated third party purchased the residual rights in such lease.

     In May 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $896,000, were sold for $1,100,000. The resulting gain of approximately $204,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $68,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     In October 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $895,000, were sold for $1,115,000. The resulting gain of approximately $220,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $73,000 of the deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     In January 2000, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $442,000, were sold for $561,000. The resulting gain of approximately $119,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $40,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     In February 2000, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $237,000, were sold for $277,000. The resulting gain of approximately $40,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $14,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     In November 2000, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $421,500, were sold for $548,300. The resulting gain of approximately $126,800 was recorded as deferred income and is being recognized over the life of the lease. Approximately $42,000 and $21,000 of the deferred gain was recognized for the years ended May 31, 2002 and 2001, respectively. An unaffiliated third party purchased the residual rights in such lease.


NOTE 9 - Asset Acquisition and Impairment

     On April 27, 2001, the Company acquired certain assets of North American Internet Services, Inc. ("NAIS"), a provider of broadband services, Internet access, and co-location services for approximately $201,000. NAIS had entered bankruptcy proceedings and, under the auspices of the Bankruptcy Court, the Company was permitted to "credit bid" approximately $124,000 of expenses (including salaries) it had incurred on behalf of NAIS as the purchase price for the assets, and was given 180 days to exploit the assets it had acquired. The Company incurred approximately $77,000 in additional costs related to the acquisition of these assets. The tangible assets were determined to have no significant fair value. Therefore, all the expenditures related to the acquisition were allocated to goodwill. The Company has the option to abandon the exploitation of these assets within the 180 day period. If the Company continues to use the NAIS assets, 10% of the profits (defined as earnings before interest expense and taxes) generated by such use must be paid to the bankruptcy estate for the first three years.

     At May 31, 2001, the Company performed an evaluation of the recoverability of the assets acquired from NAIS and concluded that a significant impairment of these assets had occurred based on actual results during the year ended May 31, 2001 and on estimated future cash flows not being sufficient to recover the carrying value of the goodwill. As such, the carrying value of goodwill was written down to its estimated fair value, which was determined based on discounted estimated cash flows. The Company recognized an impairment loss and write down of the goodwill of approximately $201,000. Considerable management judgment is necessary to estimate fair value; accordingly, actual results could vary significantly from such estimates.

NOTE 10 - Retirement Plan

     The Company has a 401(k) savings plan covering all eligible employees in which the Company matches a portion of the employees' contribution. The amount of this match was $40,204 and $38,197 in fiscal years 2002 and 2001, respectively.


NOTE 11 - Revenue by Product Line

     The Company operates in one business segment, but derives its revenue from several product lines. The following table provides the service fee revenues for the product lines earned for the fiscal years ended May 31, 2002 and 2001:

                                                                                           Year Ended May 31,
                                                                                       2002                2001
                                                                                       ----                ----
       Computerized information processing                                        $  5,962,880      $   5,960,450
       Telephone-based data collection                                               7,690,852          7,561,852
       Technology infrastructure and outsourcing                                       736,932          2,071,266
       Information technology                                                        2,765,761          2,170,240
       Other                                                                            17,497              5,261
                                                                                --------------    ---------------

             Total                                                                 $17,173,922        $17,769,069
                                                                                   ===========        ===========


NOTE 12 - Subsequent Events


     a. By letter dated June 26, 2002, a former employee of the Company asserted claims for back wages of $410,000. The letter, from the employee's attorney, also contained allegations of age discrimination and retaliatory discharge. The letter also contained an offer of settlement. No formal litigation has been started and the Company intends to pursue settlement negotiations. A provision of $200,000 is included in accrued expenses relating to the asserted claim, which represents the Company's best estimate of costs to be incurred. The amount of the ultimate cost may vary from this estimate.

     b. The Company has received a proposal to engage in a going private transaction. The proposed transaction is anticipated to be in the form of a merger with an entity owned by an investor group to be led by Bert E. Brodsky, the Company's Chief Executive Officer, and to include Directors Hugh Freund and Gary Stoller as well as other investors (the "Acquiring Group"). Pursuant to the proposal, the Company's shareholders (other than Mr. Brodsky and the other shareholders that shall comprise part of the Acquiring Group) would receive $1.50 per share of Common Stock of the Company (the "Shares"), in cash. The proposal may be amended, modified or supplemented at any time.

     The Board of Directors has appointed a Special Committee (the "Committee"), comprised of Ronald Fish and Martin Bernard, to review the proposed transaction. The Committee has retained Brean Murray & Co., Inc. as its financial advisor, and has retained its own legal counsel.

     The proposed transaction would result in the acquisition of all of the outstanding Shares other than the Shares owned by Mr. Brodsky and the other shareholders that shall comprise the Acquiring Group. The final terms of any acquisition will be based on negotiations between the Acquiring Group and the Committee. The proposed acquisition will be subject to, among other things, (1) the negotiation, execution, and delivery of a definitive agreement, (2) approval of the proposed transaction by the Committee, the full Board of Directors and the Company's shareholders, (3) receipt of a fairness opinion by the Committee,
(4) applicable regulatory approval, and (5) obtaining any necessary third-party consents or waivers. There can be no assurance that a definitive merger agreement will be executed and delivered, or that the proposed transaction will be consummated.

     c. On July 9, 2002 the Company issued a press release announcing that Nasdaq had informed the Company that its shares would be subject to de-listing from the Small Cap Market for failure to comply with Nasdaq's Marketplace Rules regarding minimum value of publicly held shares and minimum bid price per share. The Company requested a hearing on these matters, and the de-listing was stayed until the hearing. The Company was informed by Nasdaq on August 21, 2002 that the Company had regained compliance with both Marketplace Rules and that, therefore, the hearing was cancelled and the matter is moot.

     d. On August 22, 2002, the Chairman repaid $100,000 of the note receivable officer.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SANDATA TECHNOLOGIES, INC.
      (Registrant)

By     /s/ Bert E. Brodsky
     --------------------------------------------------------------------------
                            Bert E. Brodsky, Chairman
                           (Principal Executive Officer and
                         Principal Financial and Accounting Officer)

Date: August 27, 2002

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Bert E. Brodsky
     -----------------------------------------------------------------------
         Bert E. Brodsky, Chairman, Treasurer, Director

Date: August  27, 2002


By   /s/ Hugh Freund
     -----------------------------------------------------------------------
         Hugh Freund, Executive Vice President, Secretary, Director

Date: August  27, 2002


By   /s/ Gary Stoller
     -----------------------------------------------------------------------
        Gary Stoller, Executive Vice President, Director

Date: August  27, 2002


By    /s/ Martin Bernard
      ----------------------------------------------------------------------
          Martin Bernard, Director

Date: August  27, 2002

By   /s/ Ronald L. Fish
     -----------------------------------------------------------------------
         Ronald L. Fish, Director

Date: August  27, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Sandata Technologies, Inc. (the "Company") on Form 10-KSB for the year ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Bert E. Brodsky, Chief Executive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

       /s/  Bert E. Brodsky

            Bert E. Brodsky
            Chief Executive Officer and Chief Financial Officer
            August 27, 2002

                                                                    APPENDIX F





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  FORM 10-KSB/A


[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
        EXCHANGE ACT OF 1934.
                     For the fiscal year ended May 31, 2002

[  ]  Transition report under Section 13 or 15(d) of the Securities
        Exchange Act of 1934.

For the transition period from         to
                               -------   ---------

                         Commission file number 0-14401

                           SANDATA TECHNOLOGIES, INC.
              (Exact name of small business issuer in its charter)

        DELAWARE                                        11-2841799
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

                              26 Harbor Park Drive,
                               Port Washington, NY
                    (Address of principal executive offices)
                                      11050
                                   (Zip Code)

         Issuer's telephone number, including area code: (516) 484-4400

         Securities registered under Section 12(b) of the Exchange Act:
                                      None


         Securities registered under Section 12(g) of the Exchange Act:
                          Common Stock, $.001 par value
                                (Title of class)


     Check  whether  the issuer:  (1) filed all reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
 Yes     X       No
    -----------    --------------

     Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

         The issuer's revenues for year ended May 31, 2002 were $17,852,710.

     The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of August 16, 2002 was $1,536,918.

                   ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS
                           DURING THE PAST FIVE YEARS

     Check whether the issuer has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.

Yes                        No
    ----------------           -------------

                    APPLICABLE ONLY TO CORPORATE REGISTRANTS

         The number of shares outstanding of each of the issuer's classes of common equity, as of August 16, 2002 was 2,481,808.

         Transitional Small Business Disclosure Format  (check one):

Yes                 No     X
    ------------       ------------

                       DOCUMENTS INCORPORATED BY REFERENCE

         None.

ITEM 7 - FINANCIAL STATEMENTS

     The Annual Report on Form 10-KSB for Sandata Technologies, Inc. (the "Company") for the year ended May 31, 2002 is hereby amended to the extent, and only to the extent, of amending Item 7 thereof, to correct typographical errors in the Consolidated Balance Sheet and the Consolidated Statement of Shareholders Equity for the year ended May 31, 2002, and in the Notes to the Consolidated Financial Statements. Item 7 shall read in its entirety as follows:

                           SANDATA TECHNOLOGIES, INC.

                     FINANCIAL STATEMENTS COMPRISING ITEM 7
                            OF REPORT ON FORM 10-KSB
                      TO SECURITIES AND EXCHANGE COMMISSION
                             YEAR ENDED MAY 31, 2002

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                                                           Page

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                                                    F-2


Financial Statements

  Consolidated Balance Sheets as of May 31, 2002 and 2001                                                   F-3

  Consolidated Statements of Operations for the years ended
   May 31, 2002 and 2001                                                                                    F-4

  Consolidated Statement of Shareholders' Equity for the years
   ended May 31, 2002 and 2001                                                                              F-5

  Consolidated Statements of Cash Flows for the years ended
   May 31, 2002 and 2001                                                                                    F-6


Notes to Consolidated Financial Statements                                                              F-7 - F-29





                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


Board of Directors and Shareholders
of Sandata Technologies, Inc. and Subsidiaries

     We have audited the accompanying consolidated balance sheets of Sandata Technologies, Inc. and Subsidiaries (formerly Sandata, Inc.) as of May 31, 2002 and 2001, and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sandata Technologies, Inc. and Subsidiaries as of May 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

     As more fully described in the Notes to the consolidated financial statements, the Company had certain transactions with companies affiliated with the Company's Officers and Chairman.

                                                     /s/ Marcum & Kliegman LLP

Woodbury, New York
July 26, 2002, except for Notes 12c and 12d, which are dated August 21, 2002 and August 22, 2002, respectively

                      SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS



                                                                                             May 31,
                                                                                    2002                2001
                                                                                    ----                ----
                                     ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                                       $ 1,630,617        $   475,578
  Accounts receivable, net of allowance for doubtful accounts
   of $202,746 and $346,903 at 2002 and 2001, respectively                          2,182,963          2,160,675
  Receivables from affiliates                                                         280,297            802,787
  Notes receivable - officer                                                          100,000                 --
  Inventories                                                                          45,342             35,993
  Prepaid expenses and other current assets                                           345,349            416,056
  Deferred income taxes                                                               207,595            274,470
                                                                                  -----------        -----------

         Total Current Assets                                                       4,792,163          4,165,559

FIXED ASSETS, NET                                                                   6,820,596          6,036,203

DEFERRED INCOME TAXES                                                                 171,579            335,773

OTHER ASSETS
  Notes receivable                                                                     25,190             29,669
  Cash surrender value of officer's life insurance, security
   deposits and other assets                                                        1,105,502            866,774
                                                                                  -----------        -----------

         TOTAL ASSETS                                                             $12,915,030        $11,433,978
                                                                                  ===========        ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                                           $ 2,781,550        $ 1,881,269
  Deferred/unearned revenue                                                            16,367             31,069
  Deferred income                                                                     103,258            296,560
                                                                                  -----------        -----------

         Total Current Liabilities                                                  2,901,175          2,208,898

LONG-TERM DEBT                                                                      4,500,000          3,850,000

DEFERRED INCOME                                                                        21,142            124,401
                                                                                  -----------        -----------

         TOTAL LIABILITIES                                                          7,422,317          6,183,299
                                                                                  -----------        -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
  Common stock, $.001 par value, 6,000,000 shares
   authorized; 2,481,808 and 2,506,475 shares issued and
   outstanding in 2002 and 2001, respectively                                           2,482              2,506
  Additional paid in capital                                                        5,765,766          5,803,704
  Retained earnings                                                                 1,193,755          1,051,721
  Notes receivable - officers                                                      (1,469,290)        (1,607,252)
                                                                                  -----------        -----------

         TOTAL SHAREHOLDERS' EQUITY                                                 5,492,713          5,250,679
                                                                                  -----------        -----------

         TOTAL LIABILITIES AND SHAREHOLDERS'EQUITY                                $12,915,030        $11,433,978
                                                                                  ===========        ===========

       See notes to consolidated financial statements


                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                               Years ended May 31,

                                                                                      2002                2001
                                                                                      ----                ----

REVENUES
  Service fees                                                                    $17,173,922        $17,769,069
  Other income                                                                        514,999            368,502
  Interest income                                                                     163,789            185,311
                                                                                  -----------        -----------

       TOTAL REVENUES                                                              17,852,710         18,322,882
                                                                                  -----------        -----------

COSTS AND EXPENSES
  Operating                                                                         9,877,651         10,372,524
  Selling, general and administrative                                               5,502,264          5,004,255
  Depreciation and amortization                                                     1,839,965          2,748,411
  Interest expense                                                                    241,729            189,240
  Impairment of developed software                                                         --          3,298,872
  Impairment of goodwill                                                                   --            201,128
                                                                                  -----------       ------------

         TOTAL COSTS AND EXPENSES                                                  17,461,609         21,814,430
                                                                                  -----------        -----------

         EARNINGS (LOSS) BEFORE INCOME TAXES                                          391,101         (3,491,548)

INCOME TAX EXPENSE (BENEFIT)                                                          249,067         (1,293,401)
                                                                                  -----------        -----------

         NET EARNINGS (LOSS)                                                      $   142,034        $(2,198,147)
                                                                                  ===========        ===========

PER SHARE INFORMATION

         BASIC AND DILUTED EARNINGS (LOSS) PER
          SHARE                                                                   $       .06        $      (.88)
                                                                                  ===========        ===========
       WEIGHTED-AVERAGE NUMBER OF
        SHARES OUTSTANDING                                                          2,494,175          2,506,475
                                                                                  ===========        ===========

                 See notes to consolidated financial statements

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
                        Years ended May 31, 2002 and 2001


                                                                Additional                            Notes               Total
                                        Common Stock             Paid-In         Retained           Receivable        Shareholders'
                                 Shares            Amount        Capital         Earnings            Officers             Equity
                                -------            ------      -----------       --------           ----------        ------------
Balance at
June 1, 2000                    2,506,475          $2,506      $5,803,704      $ 3,249,868         $(1,607,252)        $ 7,448,826

Net Loss                               --              --              --       (2,198,147)                 --          (2,198,147)
                                ---------          ------      ----------      -----------         -----------         -----------
Balance at
 May 31, 2001                   2,506,475           2,506       5,803,704        1,051,721          (1,607,252)          5,250,679

Reclassification of notes
receivable officer (re-paid
subsequent to year-end-
Note 12d)                              --              --              --              --              100,000             100,000

Effect of Stock
 Surrender                        (24,667)            (24)        (37,938)              --              37,962                  --

Net Earnings                           --              --              --          142,034                  --             142,034
                                ---------          ------      ----------      -----------         -----------         -----------

Balance at
May 31, 2002                    2,481,808          $2,482      $5,765,766      $ 1,193,755         $(1,469,290)        $ 5,492,713
                                =========          ======      ==========      ===========         ===========         ===========

                 See notes to consolidated financial statements

                                       F-5

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                               Years ended May 31,



                                                                                        2002                2001
                                                                                        ----                ----
Cash flows from operating activities:
 Net earnings (loss)                                                             $   142,034         $(2,198,147)
  Adjustments to reconcile net earnings (loss) to net cash
   provided by operating activities:
    Depreciation and amortization                                                  1,839,965           2,748,411
    (Gain) loss on disposal of fixed assets                                           (4,309)             75,111
    Change in allowance for doubtful accounts                                       (144,157)           (100,879)
    Recognition of deferred income                                                  (296,561)           (343,820)
    Recognition of deferred revenue                                                  (36,121)           (116,702)
    Impairment of developed software                                                      --           3,298,872
    Impairment of goodwill                                                                --             201,128
    Deferred tax provision                                                           231,069          (1,312,401)
  (Increase) decrease in operating assets
     Accounts receivable                                                             121,869             249,105
     Receivables from affiliates                                                     522,490            (397,055)
     Inventories                                                                      (9,352)            (18,828)
     Prepaid expenses and other current assets                                        70,708              (2,937)
     Other assets                                                                   (234,247)            (24,827)
  (Decrease) Increase in operating liabilities
     Accounts payable and accrued expenses                                           900,282            (698,874)
     Deferred/unearned revenue                                                        21,418             108,923
     Deferred income                                                                      --             126,850
                                                                                 -----------          ----------

         Net cash provided by operating activities                                 3,125,088           1,593,930
                                                                                 -----------          ----------

Cash flows from investing activities:
  Purchases of fixed assets                                                       (2,620,049)         (3,795,285)
  Proceeds from sale/leaseback transactions                                               --             548,343
  Acquisition of intangible asset                                                         --            (201,128)
                                                                                 -----------          ----------

         Net cash used in investing activities                                    (2,620,049)         (3,448,070)
                                                                                 -----------          ----------

Cash flows from financing activities:
  Principal payments on note payable                                                (500,000)           (500,000)
  Proceeds from note payable                                                         500,000                  --
  Proceeds from line of credit                                                     3,800,000           2,200,000
  Principal payments on line of credit                                            (3,150,000)           (600,000)
                                                                                 -----------          ----------

         Net cash provided by financing
           activities                                                                650,000           1,100,000
                                                                                 -----------         -----------

         INCREASE (Decrease) in cash and cash                                      1,155,039            (754,140)
          equivalents

Cash and cash equivalents - beginning                                                475,578           1,229,718
                                                                                 -----------          ----------

Cash and cash equivalents - ending                                               $ 1,630,617          $  475,578
                                                                                 ===========          ==========


                 See notes to consolidated financial statements

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Nature of Business and Economic Dependency

     Sandata Technologies, Inc. and Subsidiaries (the "Company", formerly known as Sandata, Inc. ) are primarily engaged in the business of providing computerized data processing services and custom software and programming services using Company-developed and licensed software principally to the healthcare industry. The Company primarily operates in the New York metropolitan area. During fiscal years ended May 31, 2002 and 2001, the Company received revenues from a group of customers who are all funded by the Human Resources Administration of the City of New York ("HRA"), amounting to approximately $10,549,000 and $10,608,000, respectively. The Company was owed approximately $1,259,000 and $1,160,000 from these customers at May 31, 2002 and 2001, respectively.

       Principles of Consolidation

     The consolidated financial statements include the accounts of Sandata Technologies, Inc. and its wholly owned subsidiaries: Sandsport Data Services, Inc., Sandata Home Health Systems, Inc., Sandata Spectrum, Inc., SANTRAX Systems, Inc., SANTRAX Productivity, Inc. and Pro-Health Systems, Inc. ("Pro-Health", formerly known as Sandata Inteck, Inc.). SANTRAX Productivity, Inc. and Sandata Spectrum, Inc. are inactive subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

       Reclassifications

     Certain accounts in the prior year financial statements have been reclassified for comparative purposes to conform with the presentation in the current year financial statements. These reclassifications have no effect on previously reported earnings/loss.

       Fixed Assets

     Fixed assets are recorded at cost. Depreciation and amortization are computed principally by the straight-line method over the lesser of the estimated useful lives or lease terms of the related assets.

       Impairment of Long-Lived Assets

     The Company evaluates its long-lived assets, including goodwill, for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets or intangibles may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets as determined by estimated discounted cash flows. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

       Income Taxes

     The Company uses the liability method to account for income taxes. The primary objectives of accounting for income taxes are to (a) recognize the amount of income tax payable for the current year and (b) recognize the amount of deferred tax liability or asset based on management's assessment of the tax consequences of events that have been reflected in the Company's financial statements or tax returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

       Software Costs

     The Company capitalizes software development costs from the point in time where technological feasibility has been established until the computer software product is available to be sold. The annual amortization of the capitalized amounts is the greater of the ratio of current revenue to total projected revenue for a product, or the straight-line method, and is applied over periods ranging up to five years. The Company performs periodic reviews to ensure that unamortized program costs remain recoverable from future revenue.

       Research and Development

     Research and development costs are charged to expense as incurred. Research and development expenses amounted to approximately $62,000 and $10,000 in 2002 and 2001, respectively.

       Inventories

     Inventories, consisting of computer hardware and peripherals held for resale, are stated at the lower of cost or market; cost is determined using the specific identification method.

       Net Earnings Per Common Share

     The Company computes earnings per share in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128 "Earnings per Share". Basic earnings per share has been computed using the weighted average number of shares of common stock outstanding. Diluted earnings per share has been computed using the basic weighted average shares of common stock issued adjusted for the dilutive effect of outstanding stock options.

     For the year ended May 31, 2002 options and warrants to purchase 1,394,419 shares of common stock were outstanding and were not included in the computation of diluted earnings per share because the exercise price of the options and warrants were greater than the average market price of the common stock. For the year ended May 31, 2001, outstanding stock options, warrants and other potential stock issuances have not been considered in the computation of diluted earnings per share amounts since the effect of their inclusion would have been antidilutive. The Company uses the treasury stock method to calculate the effect that the conversion of the stock options would have on earnings per share and the weighted average number of shares of common stock.

       Revenue Recognition

     Computerized Information Processing Services. The Company generates revenues for its computerized information processing services from its Sandsport Home Attendant Reporting Program ("SHARP") and Pro-Health software applications. The SHARP application provides weekly time sheets, billing, payroll processing and management reports for not-for-profit agencies that provide home attendant services to those in need. Revenues are recognized for these services in the period they are provided. The Pro-Health application is an application service provider solution that provides home health care customers access to the Company's software over the Internet without needing sophisticated hardware at its site to house the software or store the data. Customers using this application are charged a monthly fee and revenue is recognized on a monthly basis as the service is provided.

     Telephone-Based Data Collection Services. The Company generates revenues for its telephone-based data collection services from its automated electronic system knows as Sandata(R) SANTRAX(R) ("SANTRAX") software application. The SANTRAX application is an automated electronic system that incorporates telephone technologies into the data reporting process to monitor the arrival and departure times of off-site workers. Revenues from this application are recognized based on a per call or visit basis in the period in which the services are provided.

     Technology Infrastructure and Outsourcing Services. Revenues from technology infrastructure and outsourcing services such as data processing, technology infrastructure consulting, web site development, running e-commerce applications and reselling telephone services are recognized based on per hour or call rates in the period the service is provided.

     Information Technology Services. The Company generates revenues from information technology services under the name of SandataNet and includes services such as software support, hardware support/break-fix, Local Area Network ("LAN") administration and configuration services and the reselling of computer hardware and third-party software systems; some of the services are pursuant to long-term contracts. Support revenue is recognized based on per hour rates in the period the service is provided. For maintenance contracts greater than one month, revenue is recognized over the term of the contract on a straight-line basis. Computer hardware and software resale revenues are recognized when the units are shipped and accepted by the customer. The Company does not bundle maintenance with any software sold.

     Long-Term Contracting. As discussed above, the Company utilizes long-term contracts and recognizes revenue for financial statement purposes under the percentage of completion method and, therefore, takes into account the costs, estimated earnings and revenue-to-date on contracts not yet completed.

     The amount of revenue recognized at the financial statement date is the portion of the total contract price that the direct labor costs expended to date bears to the anticipated total direct labor costs, based on current estimates of costs to complete. Direct labor costs include all direct labor, related benefits, and subcontract costs. This method is used because management considers direct labor costs to be the best available measure of progress on these contracts.

     Revisions in estimates of costs and earnings during the life of the contracts are reflected in the accounting period in which such revisions become known. At the time a loss on a contract becomes known, the entire amount of the estimated loss is recognized in the financial statements. Billings in excess of estimated costs and earnings on uncompleted contracts are included in deferred/unearned revenue.

       Sale/Leaseback

     The Company recognizes gains from sale/leaseback transactions ratably over the term of the underlying lease. All such leases are operating leases. Any losses from these transactions are recognized in the period incurred.

       Cash and Cash Equivalents

     The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. Due to the nature of its operations, the Company deposits, on a monthly basis, amounts in financial institutions for the payment of payroll liabilities for certain customers. Such amounts are reduced when the Company pays such liabilities. Such reduction generally occurs over five to ten business days. At May 31, 2002, the Company had amounts on deposit for these liabilities of approximately $1,300,000.

       Concentration of Credit Risk

     The Company is subject to a concentration of credit risk with respect to its trade receivables, as disclosed above. The Company performs on-going credit evaluations of its customers and generally does not require collateral. The Company maintains allowances to cover potential or anticipated losses for uncollectible accounts.

     The Company has cash balances in banks in excess of the maximum amount insured by the FDIC as of May 31, 2002.

       Statements of Cash Flows

     The Company paid income taxes of approximately $19,000 and $23,000 and interest of approximately $242,000 and $252,000 for the years ended May 31, 2002 and 2001, respectively.

       Use of Estimates in the Financial Statements

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

     The Company's short term financial instruments include cash, accounts receivable, receivable from affiliates and accounts payable. Due to the short-term nature of these instruments, the fair value of these instruments approximates their recorded value. The Company has long-term debt instruments which it believes are stated at their estimated fair value.

       Stock Options and Similar Equity Instruments

     The Company accounts for stock options and similar equity instruments (collectively "Options") issued to employees and directors in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," rather than the fair value based method of accounting prescribed by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." The exercise price for Options issued to employees and directors equals or exceeds the fair value of the Company's Common Stock at the date of grant and, accordingly, no compensation expense is recorded. Equity instruments issued to acquire goods and services from non-employees are accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more readily determinable.

       Comprehensive Income

     The Company adopted SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements.

       Business Segments

     The Company adopted SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information", which supercedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographical areas and major customers. SFAS No. 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has determined that its operations are in one segment, computer services to the health care industry.

       New Accounting Pronouncements

     In October 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 addresses the accounting model for long-lived assets to be disposed of by sale and resulting implementation issues. This statement requires that those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. Therefore, discontinued operations will no longer be measured at net realizable value or include amounts for operating losses that have not yet occurred. It also broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for the Company in fiscal 2003. The Company is evaluating the impact that implementation of SFAS No. 144 may have on the financial statements of the Company.

     On April 30, 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 eliminates the requirement that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect and eliminates an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. Generally, SFAS No. 145 is effective for transactions occurring after May 15, 2002. The adoption of this standard is expected to have no impact to the Company.

     SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("SFAS 146"), provides guidance on the recognition and measurement of liabilities for cost associated with exit or disposal activities. The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002. The Company is currently reviewing SFAS 146 to determine the impact upon adoption.


NOTE 2 - Fixed Assets

       Fixed assets consist of the following:

                                                                                          May 31,
                                                                     Useful Life           2002                2001
                                                                     -----------           ----                ----
       Computer equipment                                               5 years      $  3,169,445       $  2,883,819
       Software costs                                             Up to 5 years        12,364,224         10,047,618
       Furniture, fixtures and automobiles                            4-7 years           419,274            415,330
       Leasehold improvements                                          10 years         2,823,154          2,809,278
                                                                                     ------------      -------------
                                                                                       18,776,097         16,156,045
       Less:  accumulated depreciation and
                amortization                                                          (11,955,501)       (10,119,842)
                                                                                     ------------       ------------

             Total Fixed Assets, net                                                 $  6,820,596       $  6,036,203
                                                                                     ============       ============

    Depreciation and amortization  expense relating to fixed assets (other than
software   costs)  amounted  to   approximately   $443,000  in  2002  and  2001,
respectively.

     Unamortized software costs amounted to approximately $5,105,000 and $4,186,000 at May 31, 2002 and 2001, respectively. Amortization expense for these costs totaled approximately $1,397,000 and $2,305,000 in 2002 and 2001, respectively.

     During the fourth quarter of the year ended May 31, 2001, the Company shut down certain operating systems and hardware configurations, which had been capitalized in previous years. The Company had determined that the older systems architecture had become obsolete and too costly to maintain, so the Company coordinated placing several new systems in production after running parallel with pre-existing systems resulting in the retirement of the older systems during the fourth quarter. The Company further determined that there is no net realizable value remaining since no future revenue would be recognized in the retired systems because the architecture was completely replaced by the new systems. As such the Company recognized an impairment loss of approximately $3,300,000 for the year ended May 31, 2001.


NOTE 3 - Debt

       Credit Agreement

     The Company's wholly owned subsidiary, Sandsport Data Services, Inc. ("Sandsport"), has a revolving credit agreement (the "Credit Agreement") with a Bank which allows Sandsport to borrow amounts up to $4,500,000 and is due on June 14, 2003. Interest accrues on amounts outstanding under the Credit Agreement at a rate equal to the London Interbank Offered Rate plus 2% and will be paid quarterly in arrears or, at Sandsport's option, interest may accrue at the Bank's prime rate. The Credit Agreement requires Sandsport to pay a fee equal to 1/4% per annum on the unused average daily balance of amounts under the Credit Agreement. In addition, there are other fees and charges imposed based upon Sandsport's failure to maintain certain minimum balances. The indebtedness under the Credit Agreement is guaranteed by the Company and Sandsport's sister subsidiaries (the "Group"). All of the Group's assets are pledged to the Bank as collateral for the amounts due under the Credit Agreement, which pledge is secured by a first lien on all equipment owned by members of the Group, as well as a collateral assignment of $2,000,000 of life insurance payable on the life of the Company's Chairman. In addition, the Company is restricted in its ability to declare and pay dividends pursuant to the Credit Agreement. The Group's guaranty to the Bank was subsequently modified to include all indebtedness incurred by the Company under the amended Credit Agreement dated August 24, 2001 (see below).

     On August 24, 2001, Sandsport, the Company and the other members of the Group, and the Bank, entered into the Third Amendment and Waiver (the "Third Amendment") to the Credit Agreement. Pursuant to the Third Amendment, Sandsport's covenants to the Bank to maintain a certain net worth, and to maintain certain financial ratios, were revised on a going-forward basis and the noncompliance with the existing covenants was waived by the Bank. In addition, in connection with the Third Amendment, Sandsport and each member of the Group executed and delivered to the Bank a Collective Amended and Restated Security Agreement, pursuant to which the Bank's security interest was extended to include a security interest in all of the personal and fixture property of Sandsport, the Company and the members of the Group. As of May 31, 2002 and 2001, the outstanding balance on the Credit Agreement with the Bank was $4,500,000 and $3,850,000, respectively.

       Long Term Debt

     The Company owed National Medical Health Card Systems, Inc. ("Health Card"), a company affiliated with the Company's Chairman, $500,000 pursuant to a promissory note, dated May 31, 2000 and due June 1, 2001 plus interest at the rate of 9-1/2%; interest on such note was payable quarterly. The Note was paid in May, 2001.

     On June 9, 2001, the Company issued a promissory note to Health Card in the principal amount of $500,000, with interest at the rate of 7%, which was due on June 8, 2002. This Note was paid in full on August 15, 2001.


NOTE 4 - Income Taxes

       The income tax expense (benefit) is comprised of the following:

                                                          Year Ended May 31,
                                                          ------------------
                                                        2002             2001
                                                        ----             ----
       Current
         Federal                                    $     --                --
         State                                        17,998            19,000
                                                    --------          --------

           Total current                              17,998            19,000
                                                    --------          --------

       Deferred
         Federal                                     192,761        (1,089,293)
         State                                        38,308          (223,108)
                                                   ---------        ----------

             Total deferred                          231,069        (1,312,401)
                                                   ---------        ----------

             Income tax expense (benefit)           $249,067       $(1,293,401)
                                                    ========       ===========

      The Company's effective income tax rate differs from the statutory U.S. Federal income tax rate as a result of the following:

                                                         Year Ended May 31,
                                                      2002                2001
                                                      ----                ----
       Statutory U.S. federal tax rate                34.0%             (34.0%)
       State taxes                                     4.6               (5.8)
       Permanent Differences                          12.2                1.2
       Other                                          12.9                1.6
                                                      ----              -----

                                                      63.7%             (37.0%)
                                                     =====             ======

       The components of deferred tax assets and liabilities consists of the following:

                                                             May 31,
                                                      2002                2001
                                                      ----                ----
       Deferred Tax Assets-Current portion
         Allowance for Doubtful Accounts            $ 81,686           $142,230
         Deferred Income                              61,367             43,340
         Accrued Expenses                             56,117             79,706
         Other                                         8,425              9,194
                                                    --------           --------

             Deferred Tax Assets, current           $207,595           $274,470
                                                    ========           ========

                                                              May 31,
                                                      2002                2001
                                                      ----                ----
       Deferred Tax Assets-Long term portion
        Net Operating Loss Carryforwards          $1,642,275         $1,255,038
         Deferred Income                                  --            129,255
         Goodwill                                         --             82,872
         Other                                           604                615
                                                  ----------         ----------

             Deferred Tax Assets, Long-term        1,642,879          1,467,780
                                                  ----------         ----------

       Deferred Tax Liabilities-Long-term portion
         Depreciation and amortization            (1,460,054)        (1,132,007)
         Deferred income                             (11,246)                --
                                                  ----------         ----------

         Deferred Tax Liabilities, Long-term      (1,471,300)        (1,132,007)
                                                  ----------         ----------

         Deferred Tax Assets - Long-term, Net        171,579            335,773
                                                  ----------         ----------

             Total Deferred Tax Asset, Net        $  379,174         $  610,243
                                                  ==========         ==========

     Management determined that it was more likely than not that future taxable income would be sufficient to enable the Company to realize all of its deferred tax assets. Accordingly, no valuation allowance has been recorded at May 31, 2002 and 2001.

     At May 31, 2002, the Company had net operating loss carryforwards for tax purposes of approximately $4,076,000, expiring at various dates through 2022.


NOTE 5- Commitments and Contingencies

       Lease Agreements

     The Company leases office space at 26 Harbor Park Drive, Port Washington, NY 11050 (the "Facility") from BFS Realty LLC, successor to BFS Sibling Realty and an affiliate of the Company's Chairman (the "Affiliate") (see Note 6). The Company paid rent in the amount of $407,834 and $615,412 to the Affiliate for the years ended May 31, 2002 and 2001, respectively.

     On June 1, 2001 (revised  November,  2001) , the Company entered into a ten
(10) year lease for the Facility with the Affiliate. The lease provides for annual rental payments of $277,817 for the period June 1, 2002 to May 31, 2003, with annual 5% increases in each 12-month period thereafter. The lease is being expensed on a straight-line basis over the lease term. The lease also requires monthly payments of various types, such as the Company's proportionate share of real estate taxes and common area maintenance charges, that aggregate approximately $10,000 per month. In November, 2001, the lease was revised to provide that the Company would pay its utility expenses directly to the respective utility company, not to the Affiliate.

     The Company has obligations to pay rental expense in connection with six sale/leaseback transactions. The rental expenses amounted to approximately $1,195,000 and $1,630,000 for the years ended May 31, 2002 and 2001 respectively. (See Note 8)

     Total office space and equipment rental expense under all operating leases amounted to approximately $2,294,000 and $3,417,000 in fiscal 2002 and 2001, respectively.

     Future minimum lease payments for all non cancelable operating leases at May 31, 2002 are as follows:

                              Year Ending May 31,               Amount
                              -------------------               ------
                                      2003                      $1,759,640
                                      2004                         969,461
                                      2005                         644,554
                                      2006                         336,390
                                      2007                         330,988
                                   Thereafter                    1,739,257
                                                                ----------

                                     Total                      $5,780,290
                                                                ==========
         Litigation

     a. On October 19, 1999, the Company and Pro-Health brought an action against Provider Solutions Corporation ("Provider") and others, in Supreme
Court, New York County, based on breach of contract, fraudulent misrepresentation and other causes of action, demanding damages of approximately $10,000,000 (the "State Action"). On October 22, 1999, Provider brought a federal action in the United States District Court for the Eastern District of New York (the "Federal Action"). The complaint demanded relief in the form of a permanent injunction and damages against the Company and Pro-Health for total amounts ranging from $10,000,000 to $15,000,000. The State Action was consolidated with the Federal Action.

     On March 8, 2001 the Company, Pro-Health, Provider and all involved parties and individuals settled the consolidated Federal Action, globally resolving all issues, claims and disputes. The settlement entailed the exchange of general releases between the Company, Pro-Health, Provider and all parties, and the payment of $600,000 to Provider, of which $50,000 was paid by the Company. The balance of the payment under the settlement was funded by the Company's insurers. The settlement did not have a material effect on the Company's operations. The Company has retained its proprietary interest in the subject software.

     b. In August of 1999, the Company's wholly-owned subsidiary, Sandsport was named as a defendant in Greater Bright Light Home Care Services, Inc. et al. v. Joseph Jeffries-El, El Equity Corporation, Sandsport Data Services, Inc. et al. (Supreme Court of the State of New York, Kings County). Sandsport's contractual obligation to Greater Bright Light involved the depositing of certain government-issued checks into a specific bank account. Upon receiving written notification from the agency issuing the checks to stop depositing them in that account, Sandsport ceased depositing them. The plaintiff brought the action against Joseph Jeffries-El and El Equity, and El Equity counterclaimed against the plaintiff, each basing its claims on the financing agreement between them. El Equity also cross-claimed against Sandsport, asserting that Sandsport converted the government-issued checks to its own use. Although Sandsport is named as a defendant, the Complaint seeks no affirmative relief against Sandsport. Co-defendant Citibank has asserted indemnification claims against Sandsport and all of the other defendants. Sandsport disputes all liability. However, the Company is unable to predict the outcome of these claims and accordingly, no adjustments have been made in the consolidated financial statements in response to these claims.

     c. On March 1, 2000, Dataline, Inc. ("Dataline") began a lawsuit against MCI WorldCom Network Services, Inc. ("MCI") and the Company for alleged trade libel and related counts, in the United States District Court for the Southern District of New York. The court dismissed that lawsuit, with prejudice, on May 23, 2002. On May 4, 2001 MCI had brought a patent infringement lawsuit against Dataline, alleging that it was infringing three MCI patents, under which the Company has an exclusive license in New York City. Shortly thereafter, the Company joined MCI in the suit against Dataline. Pursuant to a Settlement Agreement dated January 1, 2002 among MCI, its parent (MCI Communications Corporation), the Company, and Dataline, Dataline acknowledged the validity and enforceability of the 3 MCI-owned patents that were the subject of the lawsuits. There were no payments from either MCI or the Company to Dataline. As part of the settlement, Dataline agreed to pay the Company $100,000 in cash and issue an 8% promissory note in the amount of $721,000. Due to the uncertainty of realization of the note receivable, the Company is recognizing the income on the note using the installment method of accounting. During the year ended May 31, 2002, the Company has recognized approximately $115,000 of income. In addition, Sandata and Dataline entered into an Exclusive Service Agreement by which Dataline agreed to use the Company's "call capture infrastructure" for all of Dataline's time and attendance systems, and to pay royalties to the Company for such use. The terms of the settlement also included mutual releases.

     d. An action was commenced against the Company and Health Card by a former executive of Health Card, Mary Casale, who alleged that employees of both Health Card and the Company engaged in sex discrimination as to Ms. Casale, and thus, violated Title VII of the Civil Rights Act of 1964. In February 2002 the matter was withdrawn from the Equal Employment Opportunity Commission, and was settled without any effect on the financial statements of the Company.

       Royalty Agreement

     The Company has been granted a license under certain of MCI's patents which permits the Company to continue to market and sell its SANTRAX time and attendance verification product non-exclusively nationwide, and exclusively in the home health care industries for the five New York boroughs, and that the Company will pay MCI certain royalties, on a per call basis. The license remains in effect until the last to expire of various patents held by MCI or until October 19, 2010, whichever is later.

       Employment and Deferred Compensation Agreements

     On February 1, 1997 the Company and its Chairman ("Mr. Brodsky") entered into an employment agreement for a five year term (the "Brodsky Employment Agreement"). Among other things, the Brodsky Employment Agreement provides compensation at the annual rate of $500,000 or a lesser amount if mutually agreed. The Brodsky Employment Agreement also provides for payment of an annual bonus at the sole discretion of the Board of Directors. Mr. Brodsky agreed to accept a reduction in compensation for the fiscal years ended May 31, 2002, 2001, and 2000 and has signed waivers evidencing his agreement to such reductions. The Brodsky Employment Agreement was renewed, on identical terms, on March 1, 2002.

     In May 1992, Mr. Brodsky and the Company entered into a deferred compensation agreement pursuant to which the Company would (i) pay to Mr. Brodsky a lump sum ranging from $75,000 to $255,000 if he voluntarily terminated his employment with the Company after attaining 55 years of age, or (ii) pay to Mr. Brodsky's beneficiary a lump sum ranging from $200,000 to $450,000 in the event of Mr. Brodsky's death during the term of his employment with the Company. This agreement was terminated in October, 2001.

     On August 9, 2001 the Company announced that it had terminated the employment of Stephen Davies as President of the Company, and would be terminating approximately 30 other employees. Mr. Davies received a severance payment equal to six (6) months' base salary, or $100,000, and had 90 days from the date of termination to exercise the 66,673 options that were vested on that date. None of such options were exercised. In addition, the Company paid approximately $47,000 in severance payments for approximately 30 other terminated employees.


NOTE 6 - Related Party Transactions

     a. In November 1996 the Company entered into an agreement with the Affiliate, the Nassau County Industrial Development Agency ("NCIDA"), and a Bank (the "Bondholder") (the "Agreement"). Pursuant to the Agreement, the Affiliate
(i) assumed all of the Company's rights and obligations under a Lease Agreement that was previously between the Company and the NCIDA (the "Lease"), and (ii) entered into a Sublease Agreement with the Company for the premises the Company occupies. Pursuant to the Agreement, the Affiliate also obtained the right to become the owner of the premises upon expiration of the Lease. Under the terms of the Agreement, the Company is jointly and separately liable to the NCIDA for all obligations owed by the Affiliate to the NCIDA under the Lease; however, the Affiliate has indemnified the Company with respect to certain obligations relative to the Lease and the Agreement. In addition, the Agreement provides that the Company is bound by all the terms and conditions of the Lease, and that a security interest is granted to the Affiliate in all of the Company's fixtures constituting part of the premises.

     The foregoing transactions and agreements were the last in a series of transactions involving the Company, the Affiliate, NCIDA, the Bondholder and the U.S. Small Business Administration ("SBA"). Chief among these was the borrowing by the Affiliate in June of 1994 of $3,350,000 in the form of Industrial Development Revenue Bonds (the "Bonds") to finance the acquisition of the Facility. Simultaneously with the issuance of the Bonds: (1) NCIDA obtained title to the Facility and leased it to the Affiliate, (2) the Affiliate subleased the Facility to the Company, (3) the Bondholder bought the Bonds, (4) the Bondholder received a mortgage and security interest in the Facility to secure the payment of the Bonds. The Affiliate's obligations under the Lease were guaranteed by Mr. Brodsky, the Company, Sandsport and others. The Affiliate's obligations respecting repayment of the Bonds were also guaranteed by Mr. Brodsky, the Company, Sandsport and others.

     The Bonds currently bear interest at the rate of 9%, and the outstanding balance due on the Bonds as of May 31, 2002 was $1,444,445. The Company paid rent to the Affiliate of $407,834 and $615,412 for the years ended May 31, 2002 and 2001.

     On August 11, 1995, the Company entered into a $750,000 loan agreement with the Long Island Development Corporation ("LIDC"), under a guarantee by the SBA (the "SBA Loan"). The SBA Loan was assigned to the Affiliate in November 1996; however, repayment of the SBA loan is guaranteed by the Company and various subsidiaries of the Company. The entire proceeds were used to repay a portion of the Bonds. The SBA Loan is payable in 240 monthly installments of $6,255, which includes principal and interest at a rate of 7.015%. The balance of the SBA loan as of May 31, 2002 was $599,024.

     b. Until January 2002, the Company derived revenue from Health Card, a company affiliated with the Company's Chairman, principally for data base and operating system support, hardware leasing, maintenance and related administrative services. The revenues generated from Health Card amounted to approximately $693,000 and $2,458,000 for the years ended May 31, 2002 and 2001, respectively. The Company billed Health Card approximately $126,000 and $821,000 for quality assurance testing of software programs developed by Health Card and network support, and $47,000 and $561,000 for help desk services, $175,000 and $448,000 for data processing center as well as $305,000 and $534,000 for certain computer equipment leases and other services for $40,000 and $95,000 for years ended May 31, 2002 and 2001, respectively. In addition the Company resells its telephone services to Health Card. The billings for such telephone services amounted to approximately $124,000 and $134,000 for the years ended May 31, 2002 and May 31, 2001 and are recorded as a reduction of operating expense. The Company was owed $19,280 from Health Card at May 31, 2002. Subsequent to May 31, 2002, the Company received approximately $14,000 from Health Card, representing substantially complete payment of amounts due as of that date. As of January, 2002, the Company ceased rendering services to Health Card. Health Card continues to pay its allocable share of expenses for shared services, which amounts to approximately $45,000 per month.

     c. The Company makes lease and rent payments to affiliates of the Company's Chairman. The payments for leased equipment were made to P.W. Capital Corp. and P.W. Medical Management, Inc., and were $268,011 and $395,989 for the years ended May 31, 2002 and 2001, respectively. The payments for the Facility were made to BFS Realty, LLC, and were $407,834 and $615,412 for the years ended May 31, 2002 and 2001, respectively. In June 2001, the Company entered into a new lease for the Facility which was revised in November, 2001. (See Note 5).

     d. Medical Arts Office Services, Inc. ("MAOS"), of which the Company's Chairman is the sole shareholder, provided the Company with accounting, bookkeeping and legal services. For the years ended May 31, 2002 and 2001 the total payments made by the Company to MAOS were $340,869 and $279,894, respectively.

     e. During the years ended May 31, 2002 and 2001 the Company paid an aggregate of $57,285 and $65,894, respectively on behalf of certain officers to companies affiliated with the Company's Chairman for payment of automobile leases.


NOTE 7 - SHAREHOLDERS' EQUITY

         Stock Options

         The Company maintains the following stock option plans:

         1984 Stock Option Plan

     There had been 2,536 options granted at an exercise price of $1.88 under an incentive stock option plan adopted in October 1984 (the "1984 Plan") and subsequently amended. Options granted under this plan were granted at exercise prices not less than fair market value on the date of grant. All of the options outstanding under this plan expired in January 2001. No additional options may be granted under this plan.

         1995 Stock Option Plan

     At May 31, 2002, there were 590,500 incentive options outstanding under a stock option plan adopted in January 1995 (the "1995 Plan"), which provides for both incentive and nonqualified stock options and reserves 1,000,000 shares of common stock for grant under the plan. Of these options, 520,500 are held by officers of the Company. The plan requires that incentive options be granted at exercise prices not less than the fair market value at the date of grant, and terminates in January 2005. All options outstanding under this plan are exercisable at May 31, 2002 at prices ranging from $1.41 to $2.61 per share over a period of five years from date of grant.

     On July 14, 1997, the Company filed a Registration Statement on Form S-8 relative to reofferings of shares of Common Stock of the Company which may be acquired pursuant to the 1984 and 1995 Plan.

        1998 Stock Option Plan

     At May 31, 2002 there were 775,579 incentive stock options outstanding under a stock option plan adopted in October 1998, (the "1998 Plan") which provides for both incentive and nonqualified stock options and reserves 1,000,000 shares of common stock for grant under the plan. The plan requires that incentive options be granted at exercise prices not less than the fair market value at the date of grant and terminates in August 2008. Of the options outstanding at May 31, 2002, 567,060 were exercisable at prices ranging from $1.31 to $3.00 over three to five years from the date of grant.

        2000 Stock Option Plan

     At May 31, 2002, there were 28,340 incentive options outstanding under a stock option plan adopted on November 20, 2000 (the "2000 Plan"), which provides for both incentive and nonqualified stock options and reserves 1,500,000 shares of common stock for grant under the plan. The 2000 Plan terminates in September 2010. Options outstanding under the plan vest over a seven-year period commencing December 31, 2000 and ending December 31, 2007 and are exercisable at prices ranging from $1.00 per share to $3.00 per share over a period of ten years from the date of grant. At May 31, 2002, there were no options currently exercisable.

       Summary information with respect to the stock option plans follows:

                                                                  Range of          Outstanding       Outstanding
                                                                  exercise            options           options
                                                                  prices ($)          granted         exercisable
                                                                 ----------           -------         -----------

       Balance, June 1, 2000                                   1.31 - 3.00           1,523,902           849,871
       Granted                                                     3.00                279,808           269,653
       Cancelled                                                                       (76,118)          (11,146)
                                                                                    ----------        ----------
       Balance, May 31, 2001                                   1.31 - 3.00           1,727,592         1,108,378
       Granted                                                 1.00 - 3.00              40,085           150,895
       Cancelled                                                                      (373,258)         (101,713)
                                                                                    ----------        ----------

       Balance, May 31, 2002                                   1.31 - 3.00           1,394,419         1,157,560
                                                                                    ==========        ==========

       Stock option grants to certain officers and directors were as follows:

     In October 1998, the Company granted certain directors of the Company non-qualified stock options to purchase an aggregate of 20,000 shares of the Company's common stock under the 1998 Plan at an exercise price of $3.00. These options vested immediately and are exercisable over a five-year period.

     In December 1998, the Company granted 520,500 incentive options to certain officers of the Company under the 1995 Plan at an exercise price of $1.41 per share. These options vested immediately and are exercisable over a five-year period.

     In February 2000, the Company granted its Chairman incentive stock options to purchase an aggregate of 350,000 shares under the 1998 Plan at an exercise price of $1.31. These options vest and are exercisable over a five-year period.

     In April 2000, the Company granted certain directors of the Company non-qualified stock options to purchase an aggregate of 72,000 shares under the 1998 Plan at an exercise price of $3.00. These options vest and are exercisable over a six-year period.

     In April 2000, the Company granted its then President incentive stock options to purchase an aggregate of 100,000 shares under the 1998 Plan at an exercise price of $3.00. In October 2000, the Company granted its then President incentive stock options to purchase 150,000 shares under the 2000 Plan, at an exercise price of $3.00 per share. The President's employment was terminated on August 6, 2001, at which date the President became entitled to exercise, for ninety days, the options that had already vested. Those options consisted of 33,340 shares under the 1998 Plan, and 33,333 under the 2000 Plan, none of which were exercised before the right to exercise expired.

     In November 2000, the Company granted certain directors of the Company non-qualified stock options to purchase an aggregate of 20,000 shares of the Company's common stock under the 1998 Plan at an exercise price of $3.00. These options vest over a three-year period and are exercisable over a five-year period.

     During the fiscal year ended May 31, 2002 non-qualified options to purchase up to 10,000 shares of Common Stock, at an exercise price of $1.00 per share, were issued to each of two Director's.

     On July 14, 1998, the Chairman, certain officers and directors, and a former director (who is also the spouse of an officer and an employee of Sandsport Data Services, Inc. ("Sandsport"), the Company's wholly owned subsidiary), exercised their respective options and warrants to purchase an aggregate of 921,334 shares of Common Stock. The exercise prices ranged from $1.38 to $2.61 per share for an aggregate cost of $1,608,861. Payment for such shares was made to the Company in the amount of $921 representing the par value of the shares, and a portion in the form of non-recourse promissory notes due in July 2001, with interest at eight and one-half percent (8-1/2%) per annum, payable annually, and secured by the number of shares exercised. The Company has received interest payments on such notes in the amount of $131,994 and $162,110 during the fiscal years ended May 31, 2002 and 2001. As of May 31, 2002 and 2001, the outstanding balance on such notes, including principal and accrued but unpaid interest, was $1,669,640 and $1,722,547, respectively (see Note 12d). On July 14, 2001, the Company agreed to extend the due dates of the promissory notes for one hundred twenty days. On November 9, 2001, the due date of the notes was extended to November 9, 2004, and the Company agreed to substitute full recourse unsecured notes for the notes it had previously accepted. Effective December 1, 2001, the interest rate was changed from 8-1/2% to 6%. During the year ended May 31, 2002, 24,667 shares of common stock were surrendered by a former director and an employee in settlement of notes in the amount of $37,962.

     Pro forma  information  regarding  net  income  and  earnings  per share is required by SFAS No. 123, and has been determined as if the Company had accounted for its employee stock option plans under the fair value method of SFAS No. 123. The fair value for these options was estimated at the date of grant using a Black-Scholes option-pricing model with the following weighted-average assumptions for 2002 and 2001.



        ASSUMPTIONS
                                                                                      Year Ended May 31,
                                                                                      ------------------
                                                                               2002                       2001
                                                                               ----                       ----
        Risk free rate                                                     4.95 - 6.05%               5.25 - 6.04%
        Dividend yield                                                             .00%                       .00%
        Volatility factor of the expected market
         price of the Company's common stock                                        61%                       117%
        Average life                                                            5 years                    5 years

     The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly differently from those of traded options, and because changes in the subjective input assumptions can materially affect the fair market value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the vesting period of the options. The Company's pro forma loss is as follows:

                                                                                             Year Ended May 31,
                                                                                      2002               2001
                                                                                      ----               ----
     Pro forma net income (loss)                                                        $78,025    $(2,470,616)
     Pro forma net income (loss) per share                                               $  .03    $      (.99)


     The weighted average fair value of options granted during the years ended May 31, 2002 and 2001 were $1.12 and $.86, respectively. The weighted average remaining contractual life of options exercisable at May 31, 2002 is 5 years. The exercisable prices range from $1.31 to $3.00 for options outstanding as of May 31, 2002.

       Restricted Stock Grant Plan

     On September 1, 2000 the Board of Directors approved the adoption of the Company's 2000 Restricted Stock Grant Plan (the "Stock Grant Plan"). The Stock Grant Plan was subsequently adopted by the Shareholders at the Company's Annual Meeting on November 20, 2000. The Stock Grant Plan provides for the issuance of shares that are subject to both standard restrictions on the sale or transfer of such shares (e.g., the standard seven year vesting schedule set forth in the Stock Grant Plan) and/or restrictions that the Board may impose, such as restrictions relating to length of service, corporate performance, or other restrictions. As of May 31, 2002, no grants had been made under the Stock Grant Plan and, therefore, no shares had vested under it. There are 700,000 shares of Common Stock reserved for issuance in connection with grants made under the Stock Grant Plan.

 NOTE 8 - Sale/Leaseback Transactions

     The Company is a party to various sale/leaseback transactions involving certain fixed assets, principally computer hardware, software and equipment. Gains on these transactions have been deferred and are being recognized over the lives of the related leases, each of which is 36 months. Approximately $297,000 and $344,000 of the deferred gains were recognized in other income for the years ended May 31, 2002 and 2001, respectively. Included in these amounts are the effects of the following sale/leaseback transactions:

     In January 1998, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $515,000, were sold for $700,000. The resulting gain of approximately $185,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $36,000 of the deferred gain was recognized for fiscal 2001, which was the last year of the lease. An unaffiliated third party purchased the residual rights to such lease.

     In January 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $830,000, were sold for $1,100,000. The resulting gain of approximately $270,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $60,000 and $90,000 of deferred gain was recognized for the years ended May 31, 2002 and 2001, respectively. An unaffiliated third party purchased the residual rights in such lease.

     In May 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $896,000, were sold for $1,100,000. The resulting gain of approximately $204,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $68,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     In October 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $895,000, were sold for $1,115,000. The resulting gain of approximately $220,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $73,000 of the deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     In January 2000, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $442,000, were sold for $561,000. The resulting gain of approximately $119,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $40,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     In February 2000, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $237,000, were sold for $277,000. The resulting gain of approximately $40,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $14,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     In November 2000, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $421,500, were sold for $548,300. The resulting gain of approximately $126,800 was recorded as deferred income and is being recognized over the life of the lease. Approximately $42,000 and $21,000 of the deferred gain was recognized for the years ended May 31, 2002 and 2001, respectively. An unaffiliated third party purchased the residual rights in such lease.


NOTE 9 - Asset Acquisition and Impairment

     On April 27, 2001, the Company acquired certain assets of North American Internet Services, Inc. ("NAIS"), a provider of broadband services, Internet access, and co-location services for approximately $201,000. NAIS had entered bankruptcy proceedings and, under the auspices of the Bankruptcy Court, the Company was permitted to "credit bid" approximately $124,000 of expenses (including salaries) it had incurred on behalf of NAIS as the purchase price for the assets, and was given 180 days to exploit the assets it had acquired. The Company incurred approximately $77,000 in additional costs related to the acquisition of these assets. The tangible assets were determined to have no significant fair value. Therefore, all the expenditures related to the acquisition were allocated to goodwill. The Company has the option to abandon the exploitation of these assets within the 180 day period. If the Company continues to use the NAIS assets, 10% of the profits (defined as earnings before interest expense and taxes) generated by such use must be paid to the bankruptcy estate for the first three years.

     At May 31, 2001, the Company performed an evaluation of the recoverability of the assets acquired from NAIS and concluded that a significant impairment of these assets had occurred based on actual results during the year ended May 31, 2001 and on estimated future cash flows not being sufficient to recover the carrying value of the goodwill. As such, the carrying value of goodwill was written down to its estimated fair value, which was determined based on discounted estimated cash flows. The Company recognized an impairment loss and write down of the goodwill of approximately $201,000. Considerable management judgment is necessary to estimate fair value; accordingly, actual results could vary significantly from such estimates.


NOTE 10 - Retirement Plan

     The Company has a 401(k) savings plan covering all eligible employees in which the Company matches a portion of the employees' contribution. The amount of this match was $40,204 and $38,197 in fiscal years 2002 and 2001, respectively.


NOTE 11 - Revenue by Product Line

     The Company operates in one business segment, but derives its revenue from several product lines. The following table provides the service fee revenues for the product lines earned for the fiscal years ended May 31, 2002 and 2001:

                                                              Year Ended May 31,
                                                        2002                2001
                                                        ----                ----
   Computerized information processing           $  5,962,880      $   5,960,450
   Telephone-based data collection                  7,690,852          7,561,852
   Technology infrastructure and outsourcing          736,932          2,071,266
   Information technology                           2,765,761          2,170,240
   Other                                               17,497              5,261
                                                 ------------     --------------

             Total                                $17,173,922        $17,769,069
                                                  ===========        ===========


NOTE 12 - Subsequent Events

     a. By letter dated June 26, 2002, a former employee of the Company asserted claims for back wages of $410,000. The letter, from the employee's attorney, also contained allegations of age discrimination and retaliatory discharge. The letter also contained an offer of settlement. No formal litigation has been started and the Company intends to pursue settlement negotiations. A provision of $200,000 is included in accrued expenses relating to the asserted claim, which represents the Company's best estimate of costs to be incurred. The amount of the ultimate cost may vary from this estimate.

     b. The Company has received a proposal to engage in a going private transaction. The proposed transaction is anticipated to be in the form of a merger with an entity owned by an investor group to be led by Bert E. Brodsky, the Company's Chief Executive Officer, and to include Directors Hugh Freund and Gary Stoller as well as other investors (the "Acquiring Group"). Pursuant to the proposal, the Company's shareholders (other than Mr. Brodsky, and the other shareholders that shall comprise the "Acquiring Group") would receive $1.50 per share of Common Stock of the Company (the "Shares"), in cash. The proposal may be amended, modified or supplemented at any time.

     The Board of Directors has appointed a Special Committee (the "Committee"), comprised of Ronald Fish and Martin Bernard, to review the proposed transaction. The Committee has retained Brean Murray & Co., Inc. as its financial advisor, and has retained its own legal counsel.

     The proposed transaction would result in the acquisition of all of the outstanding Shares other than the Shares owned by Mr. Brodsky and the other shareholders that shall comprise the Acquiring Group. The final terms of any acquisition will be based on negotiations between the Acquiring Group and the Committee. The proposed acquisition will be subject to, among other things, (1) the negotiation, execution, and delivery of a definitive agreement, (2) approval of the proposed transaction by the Committee, the full Board of Directors and the Company's shareholders, (3) receipt of a fairness opinion by the Committee,
(4) applicable regulatory approval, and (5) obtaining any necessary third-party consents or waivers. There can be no assurance that a definitive merger agreement will be executed and delivered, or that the proposed transaction will be consummated.

     c. On July 9, 2002 the Company issued a press release announcing that Nasdaq had informed the Company that its shares would be subject to de-listing from the Small Cap Market for failure to comply with Nasdaq's Marketplace Rules regarding minimum value of publicly held shares and minimum bid price per share. The Company requested a hearing on these matters, and the de-listing was stayed until the hearing. The Company was informed by Nasdaq on August 21, 2002 that the Company had regained compliance with both Marketplace Rules and that therefore, the hearing was cancelled and the matter was moot.

     d. On August 22, 2002 the Chairman repaid $100,000 of the note receivable officer.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             SANDATA TECHNOLOGIES, INC.
----------------------------------------------------------------------------
                                                    (Registrant)

                                        By     /s/ Bert E. Brodsky
----------------------------------------------------------------------------
                                                  Bert E. Brodsky, Chairman
                                          (Principal Executive Officer and
                                     Principal Financial and Accounting Officer)

Date: October 22, 2002

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ Bert E. Brodsky
-------------------------------------------------------------------
         Bert E. Brodsky, Chairman, Treasurer, Director

Date: October 22, 2002


By   /s/ Hugh Freund
-------------------------------------------------------------------
         Hugh Freund, Executive Vice President, Secretary, Director

Date: October 22, 2002


By   /s/ Gary Stoller
-------------------------------------------------------------------
         Gary Stoller, Executive Vice President, Director

Date: October 22, 2002


By    /s/ Martin Bernard
-------------------------------------------------------------------
          Martin Bernard, Director

Date: October 22, 2002


By   /s/ Ronald L. Fish
-------------------------------------------------------------------
         Ronald L. Fish, Director

Date: October 22, 2002

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Amended Annual Report of Sandata Technologies, Inc. ("the "Company") on Form 10-KSB-A for the year ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bert E. Brodsky, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Bert E. Brodsky



Bert E. Brodsky
Chief Executive Officer,
Chief Financial Officer


October 22, 2002

                                  CERTIFICATION

     I, Bert E. Brodsky, Chief Executive Officer and Chief Financial Officer, certify that:

     1. I have reviewed this amended annual report on Form 10-KSB/A of Sandata Technologies, Inc. and its Subsidiaries;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this amended annual report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this amended annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Sandata Technologies, Inc. and its Subsidiaries as of, and for, the periods presented in this amended annual report.

     4. As both Chief Executive Officer and Chief Financial Officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant, and I have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the periods in which this amended annual report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this amended annual report (the "Evaluation Date"); and

     c) presented in this report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

     5. As both Chief Executive Officer and Chief Financial Officer I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data, and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. As both Chief Executive Officer and Chief Financial Officer, I have indicated in this report whether or not there were significant changes in internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

 Date: October 22, 2002
                                   /s/ Bert E. Brodsky
                                       Bert E. Brodsky, Chief Executive
                                        Officer and Chief Financial Officer

                                                                    APPENDIX G



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  FORM 10-KSB/A
                                 AMENDMENT NO. 2

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

                     For the fiscal year ended May 31, 2002

[ ] Transition report under Section 13 or 15(d) of the Securities Exchange Act of 1934.

For the transition period from _______ to ___________


                         Commission file number 0-14401

                           SANDATA TECHNOLOGIES, INC.
              (Exact name of small business issuer in its charter)

                DELAWARE                        11-284179
       (State or other jurisdiction of    (I.R.S. Employee Identification No.)
       incorporation or organization)

                              26 Harbor Park Drive,
                               Port Washington, NY
                    (Address of principal executive offices)
                                      11050
                                   (Zip Code)

         Issuer's telephone number, including area code: (516) 484-4400

         Securities registered under Section 12(b) of the Exchange Act:
                                      None


         Securities registered under Section 12(g) of the Exchange Act:
                          Common Stock, $.001 par value
                                (Title of class)


     Check  whether  the issuer:  (1) filed all reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

     Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

         The issuer's revenues for year ended May 31, 2002 were $17,852,710.

     The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of August 16, 2002 was $1,536,918.

                   ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS
                           DURING THE PAST FIVE YEARS

     Check whether the issuer has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.

Yes                        No
    ----------------           -------------

                    APPLICABLE ONLY TO CORPORATE REGISTRANTS

     The number of shares outstanding of each of the issuer's classes of common equity, as of August 16, 2002 was 2,481,808.

     Transitional Small Business Disclosure Format  (check one):

Yes                 No     X
    ------------       ------------

                       DOCUMENTS INCORPORATED BY REFERENCE

         None.

                           AMENDMENT TO ANNUAL REPORT
                                 ON FORM 10-KSB
                         FOR THE YEAR ENDED MAY 31, 2002



     The Annual Report on Form 10-KSB for Sandata Technologies, Inc. (the "Company") for the year ended May 31, 2002 is hereby amended and restated to the extent, and only to the extent, of the following amendments:

ITEM 1 - DESCRIPTION OF BUSINESS

Business Development

             General

     The Company, by itself and through its wholly owned subsidiaries, is engaged in providing technology services to its customers. These services either
a) utilize software products  developed,  acquired or licensed by the Company or
b) leverage the technology-based core competencies that the Company has developed in formulating and delivering its software services.

     Applications of the Company's software include: an automated payroll processing and Medicaid billing service delivered via leased lines or over the Internet, computerized preparation of management reports, telephone based data collection services, and automated database driven outbound telephone notification.

     Services that leverage the Company's core competencies are driven by the Company's Information Technology ("IT") support services. The Company's core competencies principally refers to its SHARP (Sandsport Home Attendant Reporting Program) product which provides computer services, including payroll and billing, to the home health care industry. The services currently offered by the Company include: facilities outsourcing for database and operating system support, technology consulting, custom software development and support, resale and implementation of software written and distributed by others, web site development and hosting, help desk services, and hardware maintenance and related administrative services.

     The Company's software is written in a variety of software languages including JAVA, C++, Oracle PL/SQL, CGI, Perl, VB, Foxpro, Access and COBOL.

     The Company was incorporated in the State of New York in June, 1978 and reincorporated in the State of Delaware in December 1986. On November 21, 2001, the Company changed its name from Sandata Inc. to its present name.

Business of Issuer

     Principal Products and Services

     Computerized Information Processing Services. The Company, through its wholly owned subsidiary, Sandsport Data Services, Inc. ("Sandsport"), provides computer services to the home health care industry, principally through its SHARP product.

     The primary customers are vendor agencies that provide home attendant services to the elderly and infirm in New York City. The Federal Government offers this program (the "Home Attendant Program") to participating states and municipalities as an optional part of its Medicaid program. The Federal Government funds a substantial portion of the program and the New York State Department of Social Services and New York City fund the balance of the program. In New York City, the Home Attendant Program is administered by the Human Resources Administration ("HRA"), which sub-contracts with proprietary and not-for-profit agencies ("Vendor Agencies") to provide home attendant services to those in need. HRA refers patients to Vendor Agencies that, in turn, send home attendants to patients' homes to assist in personal care chores. Vendor Agencies also provide periodic nurse's visits to patients.

     Sandsport processes payroll, preparing paychecks indicating year-to-date earnings and deductions, payroll journals and payroll earnings and deduction summaries. Sandsport provides computerized information which permits Vendor Agencies to prepare their Employer's Quarterly Federal Tax Return, New York State unemployment insurance returns, deposits for Federal unemployment insurance and all required New York City tax returns and deposits.

     Annually, Sandsport prepares for each Vendor Agency employee Transmittal of Income and Tax Statements, reconciliation of state tax withheld and Federal Unemployment Insurance Returns. Sandsport also furnishes to Vendor Agencies employee-earning ledgers that enable them to review a full year's earnings history for each of their employees.

     Generally, in providing software-related services, the Company receives data from its customers, processes the data on the Company's equipment at its premises, and generates reports based on such data.

     These services are primarily provided through SHARP. Vendor Agencies enlist Sandsport's computer services to provide weekly time sheets, billing, payroll processing and management reports. For the fiscal years ended May 31, 2002 and 2001, approximately $5,433,000 or 32% and $5,445,000 or 31%, respectively, of the Company's total operating revenues were derived from services rendered to Vendor Agencies.

     The Company's strategy is to diversify and expand its health care customer base. Its wholly-owned subsidiary, Pro-Health Systems, Inc., ("Pro-Health") intends to utilize newly acquired and enhanced software to provide additional payroll and billing functionality for SHARP users and, by expanding its billing capabilities, make the product relevant to home healthcare agencies that cannot use SHARP in its current form.

     Pro-Health offers a system which is designed to be delivered as an Application Service Provider ("ASP") solution, which allows its customers to access certain Pro-Health software over the Internet without the customer needing sophisticated hardware at its site to house the software or store the data. This allows the Company's customers to have access to software programs via low-cost hardware and on a fee per transaction basis, and enables them to utilize the Company's software services without a substantial upfront investment in either hardware or software. The software consists of a comprehensive suite of on-line interactive modules that are integrated with other Company applications such as Santrax(R) (see below). The Pro-Health systems' modular and flexible design makes it adaptable to the changeable needs of a wide spectrum of health care entities.

     For the fiscal years ended May 31, 2002 and 2001, approximately $530,000 or 3%, and $516,000 or 3% respectively, of the Company's total operating revenues were derived from services rendered to customers using the Pro-Health system.

     Telephone-Based Data Collection Services. The Company has developed an automated telephony system (combining telephones and computers) known as Sandata(R) SANTRAX(R) that allows the use of Automated Number Identification ("ANI") technology and voice recognition technology to assist in capturing data via telephone. The system incorporates telephone technologies into the data reporting process and is currently designed to monitor the arrival and departure times of off-site workers who simply call a unique toll-free number to record their arrival and departure. The system automatically and immediately confirms that the assigned person is at the expected place at the expected time for the approved and scheduled duration, and produces real-time exception reports to enable its clients to manage their off-site staff.

     In addition to collecting the arrival and departure times of off-site workers from the visit site, SANTRAX is also able to collect a wide range of additional information. By collecting additional data, SANTRAX can increase operational efficiencies and enable its customers to generate administrative savings. The information that can be collected and analyzed by SANTRAX includes expense-related data such as mileage and supplies, as well as tasks performed by the off-site worker. This data is used to produce weekly payroll and to automatically prepare reimbursement submissions. Reports are generated to the customer based upon its specific requirements.

     For the fiscal years ended May 31, 2002 and 2001, approximately $7,691,000 or 45% and $7,562,000 or 43%, respectively, of the Company's total operating revenues were derived from services rendered relating to SANTRAX.

     The software operates on the ASP model, and the Company receives an aggregate of approximately 620,000 calls per week or 32 million calls per year. The service is currently utilized principally by the Company's home health care clients, and approximately seventy-two per cent (72%) of current SANTRAX calls are Vendor Agencies using the SHARP program.

     Although the Company developed SANTRAX on its own merits, on April 4, 1997, MCI Telecommunications Corporation ("MCI") filed a claim against the Company alleging that the Company infringed upon its patent. Subsequently, a settlement was reached with no admission of infringement by the Company. Effective June 1, 1998, the Company and MCI entered into a License Agreement (the "License Agreement") pursuant to which the Company was granted a license, under certain of MCI's patents (each individually a "Patent" and collectively the "Patents"), which enables it to use and sell its SANTRAX time and attendance verification product non-exclusively nationwide and exclusively in the home health care industries for the five New York boroughs. The License Agreement remains in effect until the last to expire of various patents held by MCI or until October 19, 2010, whichever is later. Pursuant to the License Agreement, the Company pays MCI certain royalties on a per call basis.

     Although no assurances can be given, it is anticipated that the SANTRAX product can be utilized by other industry applications. The Company is developing the product so that it can be sold into the general commercial market, and the service is currently being modified to meet the needs of a wide range of businesses wishing to monitor or collect data from off-site employees.

     Technology Infrastructure and Outsourcing Services. The Company supports specialized system applications for businesses based upon its analysis of a client's particular need and specialized system applications.

     In addition, the Company develops web sites, runs e-commerce applications and resells telephone services, leveraging the favorable rates it receives by virtue of the substantial call volume driven by SANTRAX. The Company has also offered managed services in the security arena such as security audits, enterprise firewalls and network monitoring, although it currently is not providing such services. The Company plans to diversify the web site development, e-commerce, and telephone services and resell them to businesses throughout the New York metropolitan area.

     For the fiscal years ended May 31, 2002 and 2001, approximately $737,000 or 4% and $2,071,000 or 12%, respectively, of the Company's total operating revenues were derived from services rendered for outsourcing services. The decrease in revenues from outsourcing for 2002 as compared to 2001 is primarily due to the reduction of programming and technical services that the Company provided for Health Card during fiscal 2002. Previously, Health Card did not have its own programming and technical services and therefore outsourced these services to the Company. However, as Health Card has grown, it has developed its own programming and technical services and therefore the demand for the Company's outsourcing services has decreased.

     Information Technology Services. The Company, through its SandataNet(R) division, provides IT consulting services for businesses and the public sector. It delivers computer, communications and networking sales and services, including training, maintenance and repair services, to companies and government and professional services organizations.

     SandataNet(R) manages a help desk for the Company's internal operations. This help desk is responsible for desk side support services, including software support, hardware support/break-fix, LAN administration and configuration services.

     The Company has installed critical software applications at a local municipal government office. It also provides custom programming, software development and installation services to this sector.

     For the fiscal years ended May 31, 2002 and 2001 approximately $2,766,000 or 15% and $2,170,000 or 12%, respectively of the Company's total operating revenues were derived from services rendered relating to SandataNet(R).

     On April 27, 2001, the Company acquired certain assets of North American Internet Services, Inc. ("NAIS"), a provider of broadband services, Internet access, and co-location services. NAIS had entered bankruptcy proceedings and, under the auspices of the Bankruptcy Court, the Company was permitted to "credit bid" approximately $124,000 of expenses (including salaries) it had incurred on behalf of NAIS as the purchase price for the assets, and was given 180 days to exploit the assets it had acquired. The Company incurred $77,000 in additional costs related to the acquisition of these assets. The tangible assets were determined to have no significant fair value. Therefore, all the expenditures related to the acquisition were allocated to goodwill. The Company has the option to abandon the exploitation of these assets within the 180 day period. If the Company continues to use the NAIS assets, 10% of the profits (defined as earnings before interest expense and taxes) generated by such use must be paid to the bankruptcy estate for the first three years.

     At May 31, 2001, the Company performed an evaluation of the recoverability of the assets acquired from NAIS and concluded that a significant impairment of these assets had occurred based on actual results during the year ended May 31, 2001 and on estimated future cash flows not being sufficient to recover the carrying value of the goodwill. Therefore, the carrying value of the impaired goodwill was written down to its estimated fair value, which was determined based on discounted estimated cash flows. The Company recognized an impairment loss and write down of the goodwill of approximately $201,000. Considerable management judgment is necessary to estimate fair value; accordingly, actual results could vary significantly from such estimates.


     Seasonality

     The Company's revenues are not subject to seasonal fluctuations.

     Competition

     In the sale of its software products, the Company competes for customers on the basis of the range, price, functionality and quality of its software and on its ability to develop programs tailored to its customers' requirements. Many of its competitors are companies with directly competitive software products, and a number have substantially greater financial resources and substantially larger marketing, technical and field organizations.

     With respect to the Company's SHARP business, there is added competitive pressure and uncertainty because the City of New York requires all contracts with City agencies to undergo competitive bidding. Furthermore, the success of the SHARP business rests with a key officer of the Company, who has established strong relationships with the Company's SHARP customers over the years. Although the Company has been awarded contracts based on its bids, there can be no assurance that its bids will be accepted in the future.

     The computer services industry is characterized by competition in the areas of service, quality, price and technical expertise. Competitors in this segment vary from small, local companies to multinational consulting and accounting firms.

      Customers

     The Company's customer base is primarily drawn from the health care industry. During the fiscal years 2002 and 2001, the Company derived revenues from the Vendor Agencies who are all funded by one governmental agency, amounting to approximately $10,549,000 or 61% and $10,608,000 or 60% of total operating revenues, respectively. The Company was owed approximately $1,259,000 and $1,160,000 from these customers at May 31, 2002 and 2001, respectively. The Company also derived approximately $693,000 or 4% and $2,458,000 or 14% of revenue in the years 2002 and 2001 from National Medical Health Card Systems, Inc. ("Health Card") for database and operating system support, hardware leasing, maintenance and related administrative services. Health Card is a public company engaged in the pharmacy benefits management business; Bert E. Brodsky, Chairman of the Board and Chief Executive Officer of the Company, is also the Chairman of the Board and a principal shareholder of Health Card. (See
Item 6 - "Management's Discussion and Analysis or Plan of Operation - Liquidity and Capital Resources").


     The Company markets its products and services through telemarketing and sales representatives.

     Proprietary Rights

     The Company filed a United States Trademark application which renames its voice recognition timekeeping system to SANTRAX. The trademark was registered on September 16, 1997.

     On March 3, 1997 the Company  filed an  application  with the United States
Patent and Trademark Office to register its SandataNet(R) trademark. The trademark was registered on February 24, 1998.

     The Company has not applied for Federal copyright registration for its computer software systems now in existence or being developed. However, the Company believes that its systems are trade secrets and that they, together with the documentation, manuals, training aids, instructions and other materials supplied to users, are subject to the proprietary rights of the Company and protected by applicable trade secret laws. The Company generally seeks to obtain trade secret protection pursuant to non-disclosure and confidentiality agreements with its employees. Although the Company's customers are advised that the Company retains title to all of its products, and they agree to safeguard against unauthorized use of such systems, there can be no assurance that the Company will be able to protect against misappropriation of its proprietary rights and trade secrets.

    Research and Development

     The Company incurred approximately $62,000 and $10,000 during the fiscal years 2002 and 2001, respectively, on research and development. The Company incorporates its research and development into its on-going business activities. The Company's employees may develop new software programs and expand or modify existing ones. After determining that a program has reached technological feasibility, the subsequent development costs are capitalized. All other costs are expensed.

     Employees

     As of May 31, 2002, the Company and its subsidiaries employed 102 employees, including 98 full-time and 4 part-time employees. The Company believes that its success will depend in part on its ability in a highly competitive environment to attract and retain highly skilled technical, marketing and management personnel.

     On August 8, 2001, the Company eliminated certain positions and terminated approximately thirty (30) employees. Projected revenue reductions and recent operating losses combined to cause management to re-evaluate staffing needs. The eliminations and terminations from within the Company and its subsidiaries generated approximately $1,600,000 in reduced expenses. The Company also incurred approximately $47,000 in severance payments.

     The Company considers its employee relations to be satisfactory. The Company is not a party to any collective bargaining agreement.

ITEM 3 - LEGAL PROCEEDINGS

     In August of 1999, the Company's wholly-owned subsidiary, Sandsport Data Services, Inc. ("Sandsport") was named as a defendant in Greater Bright Light Home Care Services, Inc. et al. v. Joseph Jeffries-El, El Equity Corporation, Sandsport Data Services, Inc. et al. (Supreme Court of the State of New York, Kings County). Greater Bright Light Home Care Services, Inc. ("GBL") is a not-for-profit corporation that was organized to render home care attendant services to individuals selected as eligible recipients by the City of New York acting through the Department of Social Services of the Human Resources Administration ("HRA"). Pursuant to its agreement with HRA, GBL was entitled to reimbursement checks from the New York State Department of Health Medicaid Management Information System for the services it provided ("MMIS Checks"). Before GBL could provide home care attendant services it was required to demonstrate to HRA that it obtained a $1.2 million line of credit. Joseph Jeffries El represented to GBL that he would provide it with the $1.2 million line of credit that HRA required in exchange for an annual fee of $120,000 payable in twelve equal monthly installments of $10,000. GBL and Joseph Jeffries El's company, El Equity Corporation ("El Equity"), thereafter entered into an Escrow Agreement pursuant to which El Equity was to receive a portion of the funds received from MMIS. The MMIS checks were to be deposited in a specified account at Marine Midland Bank. GBL alleged that El Equity misappropriated the MMIS funds. GBL further alleged that El Equity breached the Escrow Agreement because it failed to provide GBL with the $1.2 million line of credit.

     Sandsport had been retained by GBL to pick up its MMIS checks and deposit them in a designated account at Marine Midland Bank. El Equity alleged that Sandsport's agreement with GBL prohibited it from depositing the MMIS funds into any other account absent written instructions signed by both GBL and El Equity. El Equity alleged that Sandsport, pursuant to GBL's instructions, deposited certain MMIS checks into an account other than the designated account. El Equity therefore asserted cross-claims against Sandsport for breach of contract and conversion. Although Sandsport is named as a defendant, the complaint seeks no affirmative relief against Sandsport. Co-defendant Citibank has asserted indemnification claims against Sandsport and all of the other defendants. Sandsport disputes all liability and has denied any wrongdoing. The aggregate amount of the funds at issue is approximately $262,000.

     On October 19, 1999, the Company and Pro-Health brought an action against Provider Solutions Corporation ("Provider") and others, in Supreme Court, New York County, based on breach of contract, fraudulent misrepresentation and other causes of action, demanding damages of approximately $10,000,000 (the "State Action"). On October 22, 1999, Provider brought a federal action in the United States District Court for the Eastern District of New York (the "Federal Action"). The complaint demanded relief in the form of a permanent injunction and damages against the Company and Pro-Health for total amounts ranging from $10,000,000 to $15,000,000. The State Action was consolidated with the Federal Action. On March 8, 2001 the Company, Pro-Health, Provider and all involved parties and individuals settled the consolidated Federal Action, globally resolving all issues, claims and disputes. The settlement entailed the exchange of general releases between the Company, Pro-Health, Provider and all parties, and the payment of $600,000 to Provider, of which $50,000 was paid by the Company. The balance of the payment under the settlement was funded by the Company's insurers. The settlement did not have a material effect on the Company's financial performance. The Company has retained its proprietary interest in the subject software.

     On March 1, 2000, Dataline, Inc. ("Dataline") began a lawsuit against MCI WorldCom Network Services, Inc. ("MCI") and the Company for alleged trade libel and related counts, in the United States District Court for the Southern District of New York. The court dismissed that lawsuit, with prejudice, on May 23, 2002. On May 4, 2001, MCI had brought a patent infringement lawsuit against Dataline, alleging that it was infringing three MCI patents, under which the Company has an exclusive license in New York City. Shortly thereafter, the Company joined MCI in the suit against Dataline. Pursuant to a Settlement Agreement dated January 1, 2002 among MCI, its parent (MCI Communications Corporation), the Company, and Dataline, Dataline acknowledged the validity and enforceability of the 3 MCI-owned patents that were the subject of the lawsuits. There were no payments from either MCI or the Company to Dataline. In addition, Sandata and Dataline entered into an Exclusive Service Agreement by which Dataline agreed to use the Company's "call capture infrastructure" for all of Dataline's time and attendance systems, and to pay royalties to the Company for such use. The terms of the settlement also included mutual releases. See Note 5c to the Financial Statements comprising Item 7 hereof.

     An action was commenced against the Company and Health Card by a former executive of Health Card, Mary Casale, who alleged that employees of both Health Card and the Company engaged in sex discrimination as to Ms. Casale, and thus, violated Title VII of the Civil Rights Act of 1964. In February 2002 the matter was withdrawn from the Equal Employment Opportunity Commission, and was settled without any effect on the business or financial condition of the Company.


ITEM 6 - MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

     The Company provides its computerized information processing services to a variety of users, although principally to the health care industry. Many of the Company's software programs are adaptable to customers in related fields of enterprise. Thus, the components of the SHARP system for the Home Attendant Program - Medicaid reimbursable billing, management reports, payroll processing, tax reports - are being developed for utilization in other settings, such as nursing homes, skilled nursing facilities, and rehabilitation facilities.

     The Company's telephone-based data collection services are currently principally used to monitor off-site workers in the home healthcare industry. The SANTRAX proprietary software could be used to monitor off-site workers in other industries, and the Company is currently exploring opportunities in the temporary staffing, security guard and building maintenance industries.

     Technology infrastructure and outsourcing services are currently utilized in-house and within affiliate companies. The Company intends to take the core competencies that it has developed in supporting its service offerings and resell them into the business community in the New York metropolitan area. The Company cannot assure its ability to resell such services.

     The Company believes it can leverage its in-house capabilities to develop a new IT services business, and intends that such IT services will be marketed primarily to businesses in the New York metropolitan area, where it believes it can support professional services with on-site technical help. In the future, the Company believes it will have the capability of rolling out such IT services to a wider geographical audience. The Company cannot assure its ability to develop a new IT service business and cannot predict that such services will be successful.

     Analysis of Operations

     Fiscal Years ended May 31, 2002 compared with May 31, 2001

     Service fee revenues for fiscal 2002 were $17,173,922 as compared to $17,769,069 for the previous fiscal year, a decrease of $595,147 or 3%. The decrease is primarily attributable to a decrease in service fee revenues from Health Card of approximately $1,300,000 due to a reduction of programming and technical services provided by the company. Previously, Health Card did not have its own programming and technical services and therefore outsourced these services to the company. However, as Health Card has grown, it has developed its own programming and technical services and therefore the demand for the Company's outsourcing services has decreased. In addition, the decrease is partially attributable to the sale of a customer list to a third party, as a result of which the Company is no longer able to recognize the revenues from such customers. The decrease in revenues is partially offset by increases in revenue from SandataNet Consulting of approximately $1,266,000 due to several consulting contracts with customers.

     Other income for the year ended May 31, 2002 was $514,999 as compared to $368,502 for the year ended May 31, 2001, an increase of $146,497 or 40%. The increase is attributable to $115,000 in payments received in connection with a litigation settlement and the sale of a customer list for $79,000 to a third party. This increase is partially offset by a decrease in revenue recognition on sales/leasebacks transactions as some of the leases have expired and no new sales/leasebacks were entered into during fiscal 2002.

       Expenses Related to Services

     Operating expenses were $9,877,651 for the year ended May 31, 2002, as compared to $10,372,524 for the year ended May 31, 2001, a decrease of $494,873 or 5%. Decreased payroll expenses (approximately $875,000) due to a reduction in workforce, and decreased equipment rental expenses (approximately $373,000), partially offset by increases in purchases for resale (approximately $945,000) were the primary factors for the decrease in operating expenses.

     Selling, general and administrative expenses for the year ended May 31, 2002 were $5,502,264 compared to $5,004,255 for the year ended May 31, 2001, an increase of $498,099 or 9%. The increases were primarily due to increases in consulting and legal expenses, and additional insurance premiums.

     Depreciation and amortization expenses were $1,839,959 for the year ended May 31, 2002, as compared to $2,748,411 for the year ended May 31, 2001, a decrease of $908,452 or 33%. The decrease was primarily attributable to the write off of impaired software in 2001, as described below under the heading "Impairment of Developed Software."

     Interest expense for the year ended May 31, 2002 was $241,729 as compared to $189,240 for the year ended May 31, 2001, an increase of $52,489 or 28%. The increase was a result of higher overall average daily balances under the Company's revolving credit agreement. The higher overall daily balances were primarily due to increased borrowings to fund working capital requirements, specifically to fund the Company's increased accounts payable and accrued expenses.

      Impairment of Developed Software

     During the fourth quarter of the year ended May 31, 2001, the Company shut down certain operating systems and hardware configurations, which had been capitalized in previous years. The Company had determined that the older system's architecture had become obsolete and too costly to maintain, so the Company coordinated placing several new systems in production after running parallel with pre-existing systems resulting in the retirement of the older systems during the fourth quarter. The Company further determined that there is no net realizable value remaining since no future revenue would be recognized in the retired systems because the architecture was completely replaced by the new systems. As such the Company recognized an impairment loss of approximately $3,300,000 for the year ended May 31, 2001.

      Impairment of Goodwill

     On April 27, 2001, the Company acquired certain assets of North American Internet Services, Inc. ("NAIS"), a provider of broadband services, Internet access, and co-location services for approximately $201,000. NAIS had entered bankruptcy proceedings and, under the auspices of the Bankruptcy Court, the Company was permitted to "credit bid" approximately $124,000 of expenses (including salaries) it had incurred on behalf of NAIS as the purchase price for the assets, and was given 180 days to exploit the assets it had acquired. The Company incurred approximately $77,000 in additional costs related to the acquisition of these assets. The tangible assets were determined to have no significant fair value. Therefore, all the expenditures related to the acquisition were allocated to goodwill. The Company has the option to abandon the exploitation of these assets within the 180 day period. If the Company continues to use the NAIS assets, 10% of the profits (defined as earnings before interest expense and taxes) generated by such use must be paid to the bankruptcy estate for the first three years.

     At May 31, 2001, the Company performed an evaluation of the recoverability of the assets acquired from NAIS and concluded that a significant impairment of these assets had occurred based on actual results during the year ended May 31, 2001 and on estimated future cash flows not being sufficient to recover the carrying value of the goodwill. As such, the carrying value of goodwill was written down to its estimated fair value, which was determined based on discounted estimated cash flows. The Company recognized an impairment loss and write down of the goodwill of approximately $201,000. Considerable management judgment is necessary to estimate fair value; accordingly, actual results could vary significantly from such estimates.


     Income Tax Expenses

     Income tax expense (benefit) was $249,067 and $(1,293,401) for fiscal 2002 and 2001, respectively. The increase in income tax expense is due to higher pretax income. The effective tax rates for fiscal 2002 and 2001 were 63.7% and (37.0%), respectively.

     IDA/SBA Financing

     In November, 1996 the Company entered into an agreement with the Affiliate, the Nassau County Industrial Development Agency ("NCIDA"), and Marine Midland Bank (the "Bondholder") (the "Agreement"). Pursuant to the Agreement, the Affiliate (i) assumed all of the Company's rights and obligations under a Lease Agreement that was previously between the Company and the NCIDA (the "Lease"), and (ii) entered into a Sublease Agreement with the Company for the premises the Company occupies. Pursuant to the Agreement, the Affiliate also obtained the right to become the owner of the premises upon expiration of the Lease. Under the terms of the Agreement, the Company is jointly and separately liable to the NCIDA for all obligations owed by the Affiliate to the NCIDA under the Lease; however, the Affiliate has indemnified the Company with respect to certain obligations relative to the Lease and the Agreement. In addition, the Agreement provides that the Company is bound by all the terms and conditions of the Lease, and that a security interest is granted to the Affiliate in all of the Company's fixtures constituting part of the premises.

     The foregoing transactions and agreements were the last in a series of transactions involving the Company, the Affiliate, NCIDA, the Bondholder and the U.S. Small Business Administration. Chief among these was the borrowing by the Affiliate in June of 1994 of $3,350,000 in the form of Industrial Development Revenue Bonds (the "Bonds") to finance the acquisition of the Facility. Simultaneously with the issuance of the Bonds: (1) NCIDA obtained title to the Facility and leased it to the Affiliate, (2) the Affiliate subleased the Facility to the Company, (3) the Bondholder bought the Bonds, (4) the Bondholder received a mortgage and security interest in the Facility to secure the payment of the Bonds. The Affiliate's obligations under the Lease were guaranteed by Mr. Brodsky, the Company, Sandsport and others. The Affiliate's obligations respecting repayment of the Bonds were also guaranteed by Mr. Brodsky, the Company, Sandsport and others.

     The Bonds currently bear interest at the rate of 9%, and the outstanding balance due on the Bonds as of May 31, 2002 was $1,444,445. During the years ended May 31, 2002 and 2001, the Company paid rent to the Affiliate of approximately $408,000 and $615,000, respectively.

     On August 11, 1995, the Company entered into a $750,000 loan agreement with the Long Island Development Corporation ("LIDC"), under a guarantee by the U.S. Small Business Administration ("SBA") (the "SBA Loan"). The SBA Loan was assigned to the Affiliate in November 1996; however, repayment of the SBA Loan is guaranteed by the Company and various subsidiaries of the Company. The entire proceeds were used to repay a portion of the Bonds. The SBA Loan is payable in 240 monthly installments of $6,255, which includes principal and interest at a rate of 7.015%. The balance of the SBA Loan as of May 31, 2002 was $599,024.

      Liquidity and Capital Resources

     The Company's working capital decreased as of May 31, 2002 to $1,890,988 from $1,956,661 as of May 31, 2001. The primary factors that contributed to the decrease were increases in accounts payable, accrued expenses and notes receivable-officer, and decreases in receivables from affiliates and deferred income, offset by an increase in cash and cash equivalents.

     The Company has spent approximately $2,620,049 for fixed asset additions, including software capitalization costs in connection with revenue growth and new product development. The Company expects a reduction in the levels of capital expenditures in the future.

     On July 14, 1998 the Chairman, certain officers and directors (Bert E. Brodsky, Hugh Freund and Gary Stoller), and a former director, Carol Freund (who is also the spouse of an officer and an employee of Sandsport Data Services, Inc. ("Sandsport"), the Company's wholly owned subsidiary), exercised their respective options and warrants to purchase an aggregate of 921,334 shares of Common Stock. The exercise prices ranged from $1.38 to $2.61 per share for an aggregate cost of $1,608,861. Payment for such shares was made to the Company in the amount of $921 representing the par value of the shares, and a portion in the form of non-recourse promissory notes due in July 2001, with interest at eight and one-half percent (8-1/2%) per annum, payable annually, and secured by the number of shares exercised. The Company has received interest payments on such notes in the amount of $131,994 and $162,110 during the fiscal years ended May 31, 2002 and 2001. As of May 31, 2002 and 2001, the outstanding balance on such notes, including principal and accrued but unpaid interest, was $1,669,640 and $1,722,547, respectively (see item 7 "Financial Statements" note 12d). On
July 14, 2001, the Company agreed to extend the due dates of the Promissory Notes for one hundred twenty days. On November 9, 2001, the due date of the Notes was extended to November 9, 2004, and the Company agreed to substitute full recourse unsecured Notes for the Notes it had previously accepted. Effective December 1, 2001, the interest rate was changed from 8-1/2% to 6% to reflect fair market value, and the shares and note of the spouse of the officer, Carol Freund, were both transferred to the officer.

     On April 18, 1997 Sandsport, entered into a revolving credit agreement (the "Credit Agreement") with the Bank which allowed Sandsport to borrow amounts up to $3,000,000. Interest accrues on amounts outstanding under the Credit Agreement at a rate equal to the London Interbank Offered Rate plus 2% and will be paid quarterly in arrears or, at Sandsport's option, interest may accrue at the Bank's prime rate. The Credit Agreement requires Sandsport to pay a fee equal to 1/4% per annum on the unused average daily balance of amounts under the Credit Agreement. In addition, there are other fees and charges imposed based upon Sandsport's failure to maintain certain minimum balances. The Credit Agreement has been amended by the Bank to permit Sandsport to borrow amounts up to $4,500,000 until June 14, 2003. Interest accrues at the same rate as the original Credit Agreement. The indebtedness under the Credit Agreement is guaranteed by the Company and Sandsport's sister subsidiaries (the "Group"). All of the Group's assets are pledged to the Bank as collateral for amounts due under the Credit Agreement, which pledge is secured by a first lien on all equipment owned by members of the Group, as well as a collateral assignment of $2,000,000 of life insurance payable on the life of the Company's Chairman. The Group's guaranty to the Bank was subsequently modified to include all indebtedness incurred by the Company under the amended Credit Agreement dated August 24, 2001 (see below).

     In addition, pursuant to the Credit Agreement, the Group is required to maintain certain levels of net worth and meet certain financial ratios in addition to various other affirmative and negative covenants. At May 31, 2001 the Group failed to meet these net worth and financial ratios, and the Bank granted the Group a waiver. As of August 24, 2001, Sandsport, the Company and the other members of the Group, and the Bank, entered into the Third Amendment and Waiver (the "Third Amendment") to the Credit Agreement. Pursuant to the Third Amendment, Sandsport's covenants to the Bank to maintain a certain net worth and to maintain certain financial ratios were revised, on a going-forward basis, and the noncompliance with the existing covenants was waived by the Bank. In addition, in connection with the Third Amendment, Sandsport and each member of the Group executed and delivered to the Bank a Collective Amended and Restated Security Agreement, pursuant to which the Bank's security interest was extended to include a security interest in all of the personal and fixture property of Sandsport, the Company and the members of the Group. On April 11, 2002 the Bank approved the extension of the termination date of the Credit Agreement to June 14, 2003. There can be no assurance that the Bank will continue to grant waivers if the Group fails to meet the net worth and financial ratios in the future. If such waivers are not granted, any loans outstanding under the Credit Agreement become immediately due and payable, which may have an adverse effect on the Company's business, operations or financial condition. As of May 31, 2002, the outstanding balance on the Credit Agreement with the Bank was $4,500,000 and the Company was in compliance with the covenants.

     The Company is a party to various sale/leaseback transactions involving certain fixed assets, principally computer hardware, software and equipment. Gains on these transactions have been deferred and are being recognized over the lives of the related leases, each of which is 36 months. Approximately $297,000 and $344,000 of the deferred gains were recognized in other income for the years ended May 31, 2002 and 2001, respectively. Included in these amounts are the effects of the following sale/leaseback transactions:

     (a) In January 1998, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $515,000, were sold for $700,000. The resulting gain of approximately $185,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $36,000 of the deferred gain was recognized for the year ended May 31, 2001, which was the last year of the lease. An unaffiliated third party purchased the residual rights in such lease.

     (b) In January 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $830,000, were sold for $1,100,000. The resulting gain of approximately $270,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $60,000 and $90,000 of deferred gain was recognized for the years ended May 31, 2002 and 2001, respectively. An unaffiliated third party purchased the residual rights in such lease.

     (c) In May 1999, the Company entered into a sale/leaseback of certain fixed assets which had a net book value of approximately $896,000 were sold for $1,100,000. The resulting gain of approximately $204,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $68,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     (d) In October 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $895,000, were sold for $1,115,000. The resulting gain of approximately $220,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $73,000 of the deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     (e) In January 2000, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $442,000, were sold for $561,000. The resulting gain of approximately $119,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $40,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     (f) In February 2000, the Company entered into a sale/leaseback of certain fixed assets which had a net book value of approximately $237,000, were sold for $277,000. The resulting gain of approximately $40,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $14,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     (g) In November 2000, the Company entered into a sale/leaseback of certain fixed assets which had a net book value of approximately $421,500, were sold for $548,300. The resulting gain of approximately $126,800 was recorded as deferred income and is being recognized over the life of the lease. Approximately $42,000 and $21,000 of the deferred gain was recognized for the years ended May 31, 2002 and 2001, respectively. An unaffiliated third party purchased the residual rights in such lease.

     Until January of 2002, the Company was leasing equipment and providing services to Health Card pursuant to a verbal agreement, and was receiving its allocable share of administrative and support services that were shared by Health Card and the Company at a cost to Health Card of approximately $81,000/month. As of January, 2002, the Company ceased rendering services to Health Card. Health Card continues to pay its allocable share of expenses for shared services, which amounts to approximately $45,000 per month.

     The Company believes the results of its present operations, together with the available Credit Line, should be adequate to fund present and foreseeable working capital requirements.

Prospects for the Future, Trends and Other Events

     There is added competitive pressure and uncertainty in the Company's SHARP business because the City of New York requires all contracts with City agencies to undergo competitive bidding. Furthermore, the success of its SHARP business rests with a key officer of the Company, who has established strong relationships with the Company's SHARP customers over the years. Although the Company has been awarded contracts based on its bids, there can be no assurance that its bids will be accepted in the future.

Going Private Transaction

     The Company has received a proposal to engage in a going private transaction. The proposed transaction is anticipated to be in the form of a merger with an entity owned by an investor group to be led by Bert E. Brodsky, the Company's Chief Executive Officer, and to include Hugh Freund and Gary Stoller, as well as other investors (the "Acquiring Group"). Pursuant to the proposal, the Company's shareholders (other than Mr. Brodsky and the other shareholders that shall comprise part of the Acquiring Group) would receive $1.50 per share of Common Stock of the Company (the "Shares"), in cash. The proposal may be amended, modified or supplemented at any time.

     The Board of Directors has appointed a Special Committee (the "Committee"), comprised of Ronald Fish and Martin Bernard, to review the proposed transaction. The Committee has retained Brean Murray & Co., Inc. as its financial advisor, and has retained its own legal counsel.

     The proposed transaction would result in the acquisition of all of the outstanding Shares of the Company other than the shares owned by Mr. Brodsky and the other shareholders that shall comprise part of the Acquiring Group. The final terms of any acquisition will be based on negotiations between the Acquiring Group and the Committee. The proposed acquisition will be subject to, among other things, (1) the negotiation, execution, and delivery of a definitive agreement, (2) approval of the proposed transaction by the Committee, the full Board of Directors and the Company's shareholders, (3) receipt of a fairness opinion by the Committee, (4) applicable regulatory approval, and (5) obtaining any necessary third-party consents or waivers. There can be no assurance that a definitive merger agreement will be executed and delivered, or that the proposed transaction will be consummated.

     Except as discussed above, the Company has no knowledge of any specific prospects, industry or other trends, events or uncertainties that might have a material impact on the Company's net sales or revenues or income from continuing operations, or that would increase the value of the shares in the long-term or the short-term.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           SANDATA TECHNOLOGIES, INC.
     -------------------------------------------------------------------------
                                  (Registrant)

  By /s/Bert E.Brodsky
     -------------------------------------------------------------------------
                           Bert E. Brodsky, Chairman
                        (Principal Executive Officer and
                          Principal Financial Officer)

   Date: January 28, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Bert E.Brodsky
   ---------------------------------------------------------------------------
                     Bert E. Brodsky, Chairman, Treasurer, Director

  Date: January 28, 2003


By /s/Hugh Freund
   --------------------------------------------------------------------------
                 Hugh Freund, Executive Vice President, Secretary, Director

  Date: January 28, 2003


By /s/Gary Stoller
   -------------------------------------------------------------------------
                     Gary Stoller, Executive Vice President, Director

  Date: January 28, 2003


By /s/Martin Bernard
  -------------------------------------------------------------------------
                    Martin Bernard, Director

  Date: January 28, 2003

By /s/Ronald L.Fish
   ------------------------------------------------------------------------
                     Ronald L. Fish, Director

  Date: January 28, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Amendment to the Annual Report of Sandata Technologies, Inc. (the "Company") on Form 10-KSB for the year ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Bert E. Brodsky, Chief Exectuive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


 /s/  Bert E. Brodsky

 Bert. E. Brodsky
 Chief Executive Officer and Chief Financial Officer
 January 28, 2003

                                  CERTIFICATION

I, Bert E. Brodsky, Chief Executive Officer and Chief Financial Officer, certify that:

                    1. I have  reviewed  this  amended  annual  report  on  Form
               10-KSB/A of Sandata Technologies, Inc. and its Subsidiaries;

                    2. Based on my  knowledge,  this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this amended annual report; and

                    3. Based on my  knowledge,  the  financial  statements,  and other financial information included in this amended annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Sandata Technologies, Inc. and its Subsidiaries as of, and for, the periods presented in this amended annual report.

                    4. As both  Chief  Executive  Officer  and  Chief  Financial
               Officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant, and I have:

                    a) designed  such  disclosure  controls  and  procedures  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the periods in which this amended annual report is being prepared;

                    b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this amended annual report (the "Evaluation Date"); and

                    c) presented in this report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

                    5. As both  Chief  Executive  Officer  and  Chief  Financial
               Officer I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

                    a) all  significant  deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data, and have identified for the registrant's auditors any material weaknesses in internal controls; and

                    b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

                    6. As both  Chief  Executive  Officer  and  Chief  Financial
               Officer, I have indicated in this report whether or not there were significant changes in internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

               Dated: January 28, 2003 /s/Bert E. Brodsky
                                       --------------------------------------
                                       Bert E. Brodsky, Chief Executive
                                       Officer and Chief Financial Officer

                                                                      APPENDIX H

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  FORM 10-KSB/A
                                 AMENDMENT NO. 3

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
        EXCHANGE ACT OF 1934.

                     For the fiscal year ended May 31, 2002

[  ]  Transition report under Section 13 or 15(d) of the Securities
        Exchange Act of 1934.

For the transition period from _______ to ___________

                         Commission file number 0-14401

                           SANDATA TECHNOLOGIES, INC.
              (Exact name of small business issuer in its charter)

  DELAWARE                                      11-2841799
(State or other jurisdiction of         (I.R.S. Employee Identification No.)
incorporation or organization)

                              26 Harbor Park Drive
                               Port Washington, NY
                    (Address of principal executive offices)
                                      11050
                                   (Zip Code)

         Issuer's telephone number, including area code: (516) 484-4400

         Securities registered under Section 12(b) of the Exchange Act:
                                      None


         Securities registered under Section 12(g) of the Exchange Act:
                          Common Stock, $.001 par value
                                (Title of class)


     Check  whether  the issuer:  (1) filed all reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
 Yes X     No
    -----    ------

     Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

         The issuer's revenues for year ended May 31, 2002 were $17,852,710.

     The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of August 16, 2002 was $1,536,918.

                   ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS
                           DURING THE PAST FIVE YEARS

     Check whether the issuer has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.

Yes                        No
    ----------------           -------------

                    APPLICABLE ONLY TO CORPORATE REGISTRANTS

     The number of shares outstanding of each of the issuer's classes of common equity, as of March 20, 2003 was 2,481,806.

         Transitional Small Business Disclosure Format  (check one):

Yes                 No     X
    ------------       ------------

                       DOCUMENTS INCORPORATED BY REFERENCE

         None.

                           AMENDMENT TO ANNUAL REPORT
                                 ON FORM 10-KSB
                         FOR THE YEAR ENDED MAY 31, 2002



     The Annual Report on Form 10-KSB for Sandata Technologies, Inc. (the "Company") for the year ended May 31, 2002 is hereby amended and restated to the extent, and only to the extent, of the following amendments:


ITEM 6 - MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

     The Company provides its computerized information processing services to a variety of users, although principally to the health care industry. Many of the Company's software programs are adaptable to customers in related fields of enterprise. Thus, the components of the SHARP system for the Home Attendant Program - Medicaid reimbursable billing, management reports, payroll processing, tax reports - are being developed for utilization in other settings, such as nursing homes, skilled nursing facilities, and rehabilitation facilities.

     The Company's telephone-based data collection services are currently principally used to monitor off-site workers in the home healthcare industry. The SANTRAX proprietary software could be used to monitor off-site workers in other industries, and the Company is currently exploring opportunities in the temporary staffing, security guard and building maintenance industries.

     Technology infrastructure and outsourcing services are currently utilized in-house and within affiliate companies. The Company intends to take the core competencies that it has developed in supporting its service offerings and resell them into the business community in the New York metropolitan area. The Company cannot assure its ability to resell such services.

     The Company believes it can leverage its in-house capabilities to develop a new IT services business, and intends that such IT services will be marketed primarily to businesses in the New York metropolitan area, where it believes it can support professional services with on-site technical help. In the future, the Company believes it will have the capability of rolling out such IT services to a wider geographical audience. The Company cannot assure its ability to develop a new IT service business and cannot predict that such services will be successful.

             Analysis of Operations

             Fiscal Years ended May 31, 2002 compared with May 31, 2001

     Service fee revenues for fiscal 2002 were $17,173,922 as compared to $17,769,069 for the previous fiscal year, a decrease of $595,147 or 3%. The decrease is primarily attributable to a decrease in service fee revenues from Health Card of approximately $1,300,000 due to a reduction of programming and technical services provided by the company. Previously, Health Card did not have its own programming and technical services and therefore outsourced these services to the company. However, as Health Card has grown, it has developed its own programming and technical services and therefore the demand for the Company's outsourcing services has decreased. In addition, the decrease is partially attributable to the sale of a customer list to a third party, as a result of which the Company is no longer able to recognize the revenues from such customers. The decrease in revenues is partially offset by increases in revenue from SandataNet Consulting of approximately $1,266,000 due to several consulting contracts with customers.

     Other income for the year ended May 31, 2002 was $514,999 as compared to $368,502 for the year ended May 31, 2001, an increase of $146,497 or 40%. The increase is attributable to $115,000 in payments received in connection with a litigation settlement and the sale of a customer list for $79,000 to a third party. This increase is partially offset by a decrease in revenue recognition on sales/leasebacks transactions as some of the leases have expired and no new sales/leasebacks were entered into during fiscal 2002.

              Expenses Related to Services

     Operating expenses were $9,877,651 for the year ended May 31, 2002, as compared to $10,372,524 for the year ended May 31, 2001, a decrease of $494,873 or 5%. Decreased payroll expenses (approximately $875,000) due to a reduction in workforce, and decreased equipment rental expenses (approximately $373,000), partially offset by increases in purchases for resale (approximately $945,000) were the primary factors for the decrease in operating expenses.

     Selling, general and administrative expenses for the year ended May 31, 2002 were $5,502,264 compared to $5,004,255 for the year ended May 31, 2001, an increase of $498,099 or 9%. The increases were primarily due to increases in consulting and legal expenses, and additional insurance premiums.

     Depreciation and amortization expenses were $1,839,959 for the year ended May 31, 2002, as compared to $2,748,411 for the year ended May 31, 2001, a decrease of $908,452 or 33%. The decrease was primarily attributable to the write off of impaired software in 2001, as described below under the heading "Impairment of Developed Software."

     Interest expense for the year ended May 31, 2002 was $241,729 as compared to $189,240 for the year ended May 31, 2001, an increase of $52,489 or 28%. The increase was a result of higher overall average daily balances under the Company's revolving credit agreement. The higher overall daily balances were primarily due to increased borrowings to fund working capital requirements, specifically to fund the Company's increased accounts payable and accrued expenses.

             Impairment of Developed Software

     During the fourth quarter of the year ended May 31, 2001, the Company shut down certain operating systems and hardware configurations, which had been capitalized in previous years. The Company had determined that the older system's architecture had become obsolete and too costly to maintain, so the Company coordinated placing several new systems in production after running parallel with pre-existing systems resulting in the retirement of the older systems during the fourth quarter. The Company further determined that there is no net realizable value remaining since no future revenue would be recognized in the retired systems because the architecture was completely replaced by the new systems. As such the Company recognized an impairment loss of approximately $3,300,000 for the year ended May 31, 2001.

             Impairment of Goodwill

     On April 27, 2001, the Company acquired certain assets of North American Internet Services, Inc. ("NAIS"), a provider of broadband services, Internet access, and co-location services for approximately $201,000. NAIS had entered bankruptcy proceedings and, under the auspices of the Bankruptcy Court, the Company was permitted to "credit bid" approximately $124,000 of expenses (including salaries) it had incurred on behalf of NAIS as the purchase price for the assets, and was given 180 days to exploit the assets it had acquired. The Company incurred approximately $77,000 in additional costs related to the acquisition of these assets. The tangible assets were determined to have no significant fair value. Therefore, all the expenditures related to the acquisition were allocated to goodwill. The Company has the option to abandon the exploitation of these assets within the 180 day period. If the Company continues to use the NAIS assets, 10% of the profits (defined as earnings before interest expense and taxes) generated by such use must be paid to the bankruptcy estate for the first three years.

     At May 31, 2001, the Company performed an evaluation of the recoverability of the assets acquired from NAIS and concluded that a significant impairment of these assets had occurred based on actual results during the year ended May 31, 2001 and on estimated future cash flows not being sufficient to recover the carrying value of the goodwill. As such, the carrying value of goodwill was written down to its estimated fair value, which was determined based on discounted estimated cash flows. The Company recognized an impairment loss and write down of the goodwill of approximately $201,000. Considerable management judgment is necessary to estimate fair value; accordingly, actual results could vary significantly from such estimates.

             Income Tax Expenses

     Income tax expense (benefit) was $249,067 and $(1,293,401) for fiscal 2002 and 2001, respectively. The increase in income tax expense is due to higher pretax income. The effective tax rates for fiscal 2002 and 2001 were 63.7% and (37.0%), respectively.

             IDA/SBA Financing

     In November, 1996 the Company entered into an agreement with the Affiliate, the Nassau County Industrial Development Agency ("NCIDA"), and Marine Midland Bank (the "Bondholder") (the "Agreement"). Pursuant to the Agreement, the Affiliate (i) assumed all of the Company's rights and obligations under a Lease Agreement that was previously between the Company and the NCIDA (the "Lease"), and (ii) entered into a Sublease Agreement with the Company for the premises the Company occupies. Pursuant to the Agreement, the Affiliate also obtained the right to become the owner of the premises upon expiration of the Lease. Under the terms of the Agreement, the Company is jointly and separately liable to the NCIDA for all obligations owed by the Affiliate to the NCIDA under the Lease; however, the Affiliate has indemnified the Company with respect to certain obligations relative to the Lease and the Agreement. In addition, the Agreement provides that the Company is bound by all the terms and conditions of the Lease, and that a security interest is granted to the Affiliate in all of the Company's fixtures constituting part of the premises.

     The foregoing transactions and agreements were the last in a series of transactions involving the Company, the Affiliate, NCIDA, the Bondholder and the U.S. Small Business Administration. Chief among these was the borrowing by the Affiliate in June of 1994 of $3,350,000 in the form of Industrial Development Revenue Bonds (the "Bonds") to finance the acquisition of the Facility. Simultaneously with the issuance of the Bonds: (1) NCIDA obtained title to the Facility and leased it to the Affiliate, (2) the Affiliate subleased the Facility to the Company, (3) the Bondholder bought the Bonds, (4) the Bondholder received a mortgage and security interest in the Facility to secure the payment of the Bonds. The Affiliate's obligations under the Lease were guaranteed by Mr. Brodsky, the Company, Sandsport and others. The Affiliate's obligations respecting repayment of the Bonds were also guaranteed by Mr. Brodsky, the Company, Sandsport and others.

     The Bonds currently bear interest at the rate of 9%, and the outstanding balance due on the Bonds as of May 31, 2002 was $1,444,445. During the years ended May 31, 2002 and 2001, the Company paid rent to the Affiliate of approximately $408,000 and $615,000, respectively.

     On August 11, 1995, the Company entered into a $750,000 loan agreement with the Long Island Development Corporation ("LIDC"), under a guarantee by the U.S. Small Business Administration ("SBA") (the "SBA Loan"). The SBA Loan was assigned to the Affiliate in November 1996; however, repayment of the SBA Loan is guaranteed by the Company and various subsidiaries of the Company. The entire proceeds were used to repay a portion of the Bonds. The SBA Loan is payable in 240 monthly installments of $6,255, which includes principal and interest at a rate of 7.015%. The balance of the SBA Loan as of May 31, 2002 was $599,024.

             Liquidity and Capital Resources

     The Company's working capital decreased as of May 31, 2002 to $1,890,988 from $1,956,661 as of May 31, 2001. The primary factors that contributed to the decrease were increases in accounts payable, accrued expenses and notes receivable-officer, and decreases in receivables from affiliates and deferred income, offset by an increase in cash and cash equivalents.

     The Company has spent approximately $2,620,049 for fixed asset additions, including software capitalization costs in connection with revenue growth and new product development. The Company expects a reduction in the levels of capital expenditures in the future.

     On July 14, 1998 the Chairman, certain officers and directors (Bert E. Brodsky, Hugh Freund and Gary Stoller), and a former director, Carol Freund (who is also the spouse of an officer and an employee of Sandsport Data Services, Inc. ("Sandsport"), the Company's wholly owned subsidiary), exercised their respective options and warrants to purchase an aggregate of 921,334 shares of Common Stock. The exercise prices ranged from $1.38 to $2.61 per share for an aggregate cost of $1,608,861. Payment for such shares was made to the Company in the amount of $921 representing the par value of the shares, and a portion in the form of non-recourse promissory notes due in July 2001, with interest at eight and one-half percent (8-1/2%) per annum, payable annually, and secured by the number of shares exercised. The Company has received interest payments on such notes in the amount of $131,994 and $162,110 during the fiscal years ended May 31, 2002 and 2001. As of May 31, 2002 and 2001, the outstanding balance on such notes, including principal and accrued but unpaid interest, was $1,669,640 and $1,722,547, respectively (see item 7 "Financial Statements" note 12d). On
July 14, 2001, the Company agreed to extend the due dates of the Promissory Notes for one hundred twenty days. On November 9, 2001, the due date of the Notes was extended to November 9, 2004, and the Company agreed to substitute full recourse unsecured Notes for the Notes it had previously accepted. Effective December 1, 2001, the interest rate was changed from 8-1/2% to 6% to reflect fair market value, and the shares and note of the spouse of the officer, Carol Freund, were both transferred to the officer. Had the Company not extended the due dates of the Promissory Notes, working capital would have been augmented by $1.6 million in July 2001. Also the interest rate reduction in the notes will decrease accrued interest by approximately $30,000 per annum based on the current balance of such notes at May 31, 2001.

     On April 18, 1997 Sandsport, entered into a revolving credit agreement (the "Credit Agreement") with the Bank which allowed Sandsport to borrow amounts up to $3,000,000. Interest accrues on amounts outstanding under the Credit Agreement at a rate equal to the London Interbank Offered Rate plus 2% and will be paid quarterly in arrears or, at Sandsport's option, interest may accrue at the Bank's prime rate. The Credit Agreement requires Sandsport to pay a fee equal to 1/4% per annum on the unused average daily balance of amounts under the Credit Agreement. In addition, there are other fees and charges imposed based upon Sandsport's failure to maintain certain minimum balances. The Credit Agreement has been amended by the Bank to permit Sandsport to borrow amounts up to $4,500,000 until June 14, 2003. Interest accrues at the same rate as the original Credit Agreement. The indebtedness under the Credit Agreement is guaranteed by the Company and Sandsport's sister subsidiaries (the "Group"). All of the Group's assets are pledged to the Bank as collateral for amounts due under the Credit Agreement, which pledge is secured by a first lien on all equipment owned by members of the Group, as well as a collateral assignment of $2,000,000 of life insurance payable on the life of the Company's Chairman. The Group's guaranty to the Bank was subsequently modified to include all indebtedness incurred by the Company under the amended Credit Agreement dated August 24, 2001 (see below).

     In addition, pursuant to the Credit Agreement, the Group is required to maintain certain levels of net worth and meet certain financial ratios in addition to various other affirmative and negative covenants. At May 31, 2001 the Group failed to meet these net worth and financial ratios, and the Bank granted the Group a waiver. As of August 24, 2001, Sandsport, the Company and the other members of the Group, and the Bank, entered into the Third Amendment and Waiver (the "Third Amendment") to the Credit Agreement. Pursuant to the Third Amendment, Sandsport's covenants to the Bank to maintain a certain net worth and to maintain certain financial ratios were revised, on a going-forward basis, and the noncompliance with the existing covenants was waived by the Bank. In addition, in connection with the Third Amendment, Sandsport and each member of the Group executed and delivered to the Bank a Collective Amended and Restated Security Agreement, pursuant to which the Bank's security interest was extended to include a security interest in all of the personal and fixture property of Sandsport, the Company and the members of the Group. On April 11, 2002 the Bank approved the extension of the termination date of the Credit Agreement to June 14, 2003. There can be no assurance that the Bank will continue to grant waivers if the Group fails to meet the net worth and financial ratios in the future. If such waivers are not granted, any loans outstanding under the Credit Agreement become immediately due and payable, which may have an adverse effect on the Company's business, operations or financial condition. As of May 31, 2002, the outstanding balance on the Credit Agreement with the Bank was $4,500,000 and the Company was in compliance with the covenants.

     The Company is a party to various sale/leaseback transactions involving certain fixed assets, principally computer hardware, software and equipment. Gains on these transactions have been deferred and are being recognized over the lives of the related leases, each of which is 36 months. Approximately $297,000 and $344,000 of the deferred gains were recognized in other income for the years ended May 31, 2002 and 2001, respectively. Included in these amounts are the effects of the following sale/leaseback transactions:

     (a) In January 1998, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $515,000, were sold for $700,000. The resulting gain of approximately $185,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $36,000 of the deferred gain was recognized for the year ended May 31, 2001, which was the last year of the lease. An unaffiliated third party purchased the residual rights in such lease.

     (b) In January 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $830,000, were sold for $1,100,000. The resulting gain of approximately $270,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $60,000 and $90,000 of deferred gain was recognized for the years ended May 31, 2002 and 2001, respectively. An unaffiliated third party purchased the residual rights in such lease.

     (c) In May 1999, the Company entered into a sale/leaseback of certain fixed assets which had a net book value of approximately $896,000 were sold for $1,100,000. The resulting gain of approximately $204,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $68,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     (d) In October 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $895,000, were sold for $1,115,000. The resulting gain of approximately $220,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $73,000 of the deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     (e) In January 2000, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $442,000, were sold for $561,000. The resulting gain of approximately $119,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $40,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     (f) In February 2000, the Company entered into a sale/leaseback of certain fixed assets which had a net book value of approximately $237,000, were sold for $277,000. The resulting gain of approximately $40,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $14,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     (g) In November 2000, the Company entered into a sale/leaseback of certain fixed assets which had a net book value of approximately $421,500, were sold for $548,300. The resulting gain of approximately $126,800 was recorded as deferred income and is being recognized over the life of the lease. Approximately $42,000 and $21,000 of the deferred gain was recognized for the years ended May 31, 2002 and 2001, respectively. An unaffiliated third party purchased the residual rights in such lease.

     Until January of 2002, the Company was leasing equipment and providing services to Health Card pursuant to a verbal agreement, and was receiving its allocable share of administrative and support services that were shared by Health Card and the Company at a cost to Health Card of approximately $81,000/month. As of January, 2002, the Company ceased rendering services to Health Card. Health Card continues to pay its allocable share of expenses for shared services, which amounts to approximately $45,000 per month.

     The Company believes the results of its present operations, together with the available Credit Line, should be adequate to fund present and foreseeable working capital requirements.


     The allowance for doubtful accounts for the year ended May 31, 2002 was $203,000, as compared to $347,000 for the year ended May 31, 2001, a decrease of $144,000 or 70%. During fiscal year 2002 the Company's aging of accounts receivable improved significantly. As a result, the allowance for doubtful accounts was decreased to reflect the improvement of the aged outstanding receivables.


Prospects for the Future, Trends and Other Events

     There is added competitive pressure and uncertainty in the Company's SHARP business because the City of New York requires all contracts with City agencies to undergo competitive bidding. Furthermore, the success of its SHARP business rests with a key officer of the Company, who has established strong relationships with the Company's SHARP customers over the years. Although the Company has been awarded contracts based on its bids, there can be no assurance that its bids will be accepted in the future.

Going Private Transaction

     The Company has received a proposal to engage in a going private transaction. The proposed transaction is anticipated to be in the form of a merger with an entity owned by an investor group to be led by Bert E. Brodsky, the Company's Chief Executive Officer, and to include Hugh Freund and Gary Stoller, as well as other investors (the "Acquiring Group"). Pursuant to the proposal, the Company's shareholders (other than Mr. Brodsky and the other shareholders that shall comprise part of the Acquiring Group) would receive $1.50 per share of Common Stock of the Company (the "Shares"), in cash. The proposal may be amended, modified or supplemented at any time.

     The Board of Directors has appointed a Special Committee (the "Committee"), comprised of Ronald Fish and Martin Bernard, to review the proposed transaction. The Committee has retained Brean Murray & Co., Inc. as its financial advisor, and has retained its own legal counsel.

     The proposed transaction would result in the acquisition of all of the outstanding Shares of the Company other than the shares owned by Mr. Brodsky and the other shareholders that shall comprise part of the Acquiring Group. The final terms of any acquisition will be based on negotiations between the Acquiring Group and the Committee. The proposed acquisition will be subject to, among other things, (1) the negotiation, execution, and delivery of a definitive agreement, (2) approval of the proposed transaction by the Committee, the full Board of Directors and the Company's shareholders, (3) receipt of a fairness opinion by the Committee, (4) applicable regulatory approval, and (5) obtaining any necessary third-party consents or waivers. There can be no assurance that a definitive merger agreement will be executed and delivered, or that the proposed transaction will be consummated.

     Except as discussed above, the Company has no knowledge of any specific prospects, industry or other trends, events or uncertainties that might have a material impact on the Company's net sales or revenues or income from continuing operations, or that would increase the value of the shares in the long-term or the short-term.

ITEM 7       FINANCIAL STATEMENTS

             (BEGINS ON PAGE F-1 BELOW)

                           SANDATA TECHNOLOGIES, INC.

                     FINANCIAL STATEMENTS COMPRISING ITEM 7
                            OF REPORT ON FORM 10-KSB
                      TO SECURITIES AND EXCHANGE COMMISSION
                             YEAR ENDED MAY 31, 2002

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                                                           Page

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                                                    F-2


Financial Statements

  Consolidated Balance Sheets as of May 31, 2002 and 2001                                                   F-3

  Consolidated Statements of Operations for the years ended
   May 31, 2002 and 2001                                                                                    F-4

  Consolidated Statement of Shareholders' Equity for the years
   ended May 31, 2002 and 2001                                                                              F-5

  Consolidated Statements of Cash Flows for the years ended
   May 31, 2002 and 2001                                                                                    F-6


Notes to Consolidated Financial Statements                                                              F-7 - F-29


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


Board of Directors and Shareholders
of Sandata Technologies, Inc. and Subsidiaries

     We have audited the accompanying consolidated balance sheets of Sandata Technologies, Inc. and Subsidiaries (formerly Sandata, Inc.) as of May 31, 2002 and 2001, and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sandata Technologies, Inc. and Subsidiaries as of May 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

     As more fully described in the Notes to the consolidated financial statements, the Company had certain transactions with companies affiliated with the Company's Officers and Chairman.

/s/ Marcum & Kliegman LLP

Woodbury, New York
July 26, 2002, except for Notes 12c and 12d, which are dated August 21, 2002 and August 22, 2002, respectively

                    SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS


ASSETS

                                                                                             May 31,
                                                                                    2002                2001
                                                                                    ----                ----
CURRENT ASSETS
  Cash and cash equivalents                                                      $  1,630,617       $    475,578
  Accounts receivable, net of allowance for doubtful accounts
   of $202,746 and $346,903 at 2002 and 2001, respectively                          2,182,963          2,160,675
  Receivables from affiliates                                                         280,297            802,787
  Notes receivable - officer                                                          100,000                 --
  Inventories                                                                          45,342             35,993
  Prepaid expenses and other current assets                                           345,349            416,056
  Deferred income taxes                                                               207,595            274,470
                                                                                 ------------       ------------

         Total Current Assets                                                       4,792,163          4,165,559

FIXED ASSETS, NET                                                                   6,820,596          6,036,203
-----------------

DEFERRED INCOME TAXES                                                                 171,579            335,773
---------------------

OTHER ASSETS
  Notes receivable                                                                     25,190             29,669
  Cash surrender value of officer's life insurance, security
   deposits and other assets                                                        1,105,502            866,774
                                                                                -------------      -------------

         Total Assets                                                             $12,915,030        $11,433,978
                                                                                  ===========        ===========

                                       LIABILITIES AND SHAREHOLDERS' EQUITY



CURRENT LIABILITIES
  Accounts payable and accrued expenses                                           $  2,781,550       $  1,881,269
  Deferred/unearned revenue - maintenance contracts                                     16,367             31,069
  Deferred income - sale/leasebacks                                                    103,258            296,560
                                                                                 -------------      -------------


         Total Current Liabilities                                                   2,901,175          2,208,898

LONG-TERM DEBT                                                                       4,500,000          3,850,000
--------------

DEFERRED INCOME                                                                         21,142            124,401
---------------                                                                 --------------      -------------

         Total Liabilities                                                           7,422,317          6,183,299
                                                                                  ------------       ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
  Common stock, $.001 par value, 6,000,000 shares
   authorized; 2,481,808 and 2,506,475 shares issued and
   outstanding in 2002 and 2001, respectively                                            2,482              2,506
  Additional paid in capital                                                         5,765,766          5,803,704
  Retained earnings                                                                  1,193,755          1,051,721
  Notes receivable - officers                                                       (1,469,290)        (1,607,252)
                                                                                   -----------        -----------

         Total Shareholders' Equity                                                  5,492,713          5,250,679
                                                                                  ------------       ------------

         Total Liabilities and Shareholders'
           Equity                                                                  $12,915,030        $11,433,978
                                                                                   ===========        ===========

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                               Years ended May 31,

                                                                                       2002                2001
                                                                                       ----                ----

REVENUES
  Service fees                                                                     $17,173,922        $17,769,069
  Other income                                                                         514,999            368,502
  Interest income                                                                      163,789            185,311
                                                                                 -------------      -------------

       TOTAL REVENUES                                                               17,852,710         18,322,882
                                                                                   -----------        -----------

COSTS AND EXPENSES
  Operating                                                                          9,877,651         10,372,524
  Selling, general and administrative                                                5,502,264          5,004,255
  Depreciation and amortization                                                      1,839,965          2,748,411
  Interest expense                                                                     241,729            189,240
  Impairment of developed software                                                          --          3,298,872
  Impairment of goodwill                                                                                  201,128
                                                                                  ------------       ------------
                                                                                            --

         TOTAL COSTS AND EXPENSES                                                   17,461,609         21,814,430
                                                                                   -----------        -----------

         Earnings (loss) before income taxes                                           391,101         (3,491,548)

Income tax expense (benefit)                                                           249,067         (1,293,401)
----------------------------                                                      ------------        -----------

         NET EARNINGS (LOSS)                                                      $    142,034       $ (2,198,147)
                                                                                  ============       ============

PER SHARE INFORMATION

         BASIC AND DILUTED EARNINGS (LOSS) PER
          SHARE                                                                  $         .06    $          (.88)
                                                                                 =============    ===============

       WEIGHTED-AVERAGE NUMBER OF
        SHARES OUTSTANDING                                                           2,494,175          2,506,475
                                                                                     =========          =========



                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
                        Years ended May 31, 2002 and 2001


                                                                Additional                            Notes               Total
                                                                 Paid-In          Retained           Receivable        Shareholders'
                                        Common Stock             Capital          Earnings           Officers             Equity
                                        ------------             -------          --------           --------             ------
                                   Shares            Amount
                                   ------            ------
Balance at
June 1, 2000                       2,506,475        $2,506      $5,803,704      $ 3,249,868         $(1,607,252)        $ 7,448,826

Net Loss                                  --            --              --       (2,198,147)                 --          (2,198,147)
                                 -----------   -----------      ----------      -----------        -------------       -------------

Balance at
 May 31, 2001                      2,506,475         2,506       5,803,704        1,051,721          (1,607,252)          5,250,679

Reclassification of notes
receivable officer (re-paid
subsequent to year-end-Note 12d)
                                          --            --              --               --             100,000             100,000

Effect of Stock
 Surrender                           (24,667)          (24)        (37,938)              --              37,962                  --

Net Earnings                              --            --              --          142,034                  --             142,034
                                   ---------        -------       --------      -----------          ----------         -----------
Balance at
May 31, 2002                       2,481,808        $2,482      $5,765,766      $ 1,193,755         $(1,469,290)        $ 5,492,713
                                   =========        ======      ==========      ===========         ===========         ===========



                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                               Years ended May 31,


                                                                                        2002                2001
                                                                                        ----                ----
Cash flows from operating activities
 Net earnings (loss)                                                                 $   142,034         $(2,198,147)
  Adjustments to reconcile net earnings (loss) to net cash
   provided by operating activities:
    Depreciation and amortization                                                      1,839,965           2,748,411
    (Gain) loss on disposal of fixed assets                                               (4,309)             75,111
    Change in allowance for doubtful accounts                                           (144,157)           (100,879)
    Recognition of deferred income                                                      (296,561)           (343,820)
    Recognition of deferred revenue                                                      (36,121)           (116,702)
    Impairment of developed software                                                          --           3,298,872
    Impairment of goodwill                                                                    --             201,128
    Deferred tax provision                                                               231,069          (1,312,401)
  (Increase) decrease in operating assets
     Accounts receivable                                                                 121,869             249,105
     Receivables from affiliates                                                         522,490            (397,055)
     Inventories                                                                          (9,352)            (18,828)
     Prepaid expenses and other current assets                                            70,708              (2,937)
     Other assets                                                                       (234,247)            (24,827)
  (Decrease) Increase in operating liabilities
     Accounts payable and accrued expenses                                               900,282            (698,874)
     Deferred/unearned revenue - maintenance contracts                                    21,418             108,923
     Deferred income - sales/leasbacks                                                        --             126,850
                                                                                     -----------       -------------


         Net cash provided by operating activities                                     3,125,088           1,593,930
                                                                                     -----------         -----------

Cash flows from investing activities:
  Purchases of fixed assets                                                           (2,620,049)         (3,795,285)
  Proceeds from sale/leaseback transactions                                                   --             548,343
  Acquisition of intangible asset                                                             --            (201,128)
                                                                                     -----------        ------------

         Net cash used in investing activities                                        (2,620,049)         (3,448,070)
                                                                                     -----------         -----------

Cash flows from financing activities
  Principal payments on note payable                                                    (500,000)           (500,000)
  Proceeds from note payable                                                             500,000                  --
  Proceeds from line of credit                                                         3,800,000           2,200,000
  Principal payments on line of credit                                                (3,150,000)           (600,000)
                                                                                     -----------         -----------

         Net cash provided by financing
           activities                                                                    650,000           1,100,000
                                                                                    ------------         -----------

         INCREASE (Decrease) in cash and cash                                          1,155,039            (754,140)
          equivalents

Cash and cash equivalents - beginning                                                    475,578           1,229,718
-------------------------                                                           ------------          ----------

Cash and cash equivalents - ending                                                   $ 1,630,617          $  475,578
-------------------------                                                            ===========          ==========


NOTE 1 - Summary of Significant Accounting Policies

       Nature of Business and Economic Dependency

     Sandata Technologies, Inc. and Subsidiaries (the "Company", formerly known as Sandata, Inc. ) are primarily engaged in the business of providing computerized data processing services and custom software and programming services using Company-developed and licensed software principally to the healthcare industry. The Company primarily operates in the New York metropolitan area. During fiscal years ended May 31, 2002 and 2001, the Company received revenues from a group of customers who are all funded by the Human Resources Administration of the City of New York ("HRA"), amounting to approximately $10,549,000 and $10,608,000, respectively. The Company was owed approximately $1,259,000 and $1,160,000 from these customers at May 31, 2002 and 2001, respectively.

       Principles of Consolidation

     The consolidated financial statements include the accounts of Sandata Technologies, Inc. and its wholly owned subsidiaries: Sandsport Data Services, Inc., Sandata Home Health Systems, Inc., Sandata Spectrum, Inc., SANTRAX Systems, Inc., SANTRAX Productivity, Inc. and Pro-Health Systems, Inc. ("Pro-Health", formerly known as Sandata Inteck, Inc.). SANTRAX Productivity, Inc. and Sandata Spectrum, Inc. are inactive subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

       Reclassifications

     Certain accounts in the prior year financial statements have been reclassified for comparative purposes to conform with the presentation in the current year financial statements. These reclassifications have no effect on previously reported earnings/loss.

       Fixed Assets

     Fixed assets are recorded at cost. Depreciation and amortization are computed principally by the straight-line method over the lesser of the estimated useful lives or lease terms of the related assets.

       Impairment of Long-Lived Assets

     The Company evaluates its long-lived assets, including goodwill, for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets or intangibles may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets as determined by estimated discounted cash flows. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

       Income Taxes

     The Company uses the liability method to account for income taxes. The primary objectives of accounting for income taxes are to (a) recognize the amount of income tax payable for the current year and (b) recognize the amount of deferred tax liability or asset based on management's assessment of the tax consequences of events that have been reflected in the Company's financial statements or tax returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

       Software Costs

     The Company capitalizes software development costs from the point in time where technological feasibility has been established until the computer software product is available to be sold. The annual amortization of the capitalized amounts is the greater of the ratio of current revenue to total projected revenue for a product, or the straight-line method, and is applied over periods ranging up to five years. The Company performs periodic reviews to ensure that unamortized program costs remain recoverable from future revenue.

       Research and Development

     Research and development costs are charged to expense as incurred. Research and development expenses amounted to approximately $62,000 and $10,000 in 2002 and 2001, respectively.

       Inventories

     Inventories, consisting of computer hardware and peripherals held for resale, are stated at the lower of cost or market; cost is determined using the specific identification method.

       Net Earnings Per Common Share

     The Company computes earnings per share in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128 "Earnings per Share". Basic earnings per share has been computed using the weighted average number of shares of common stock outstanding. Diluted earnings per share has been computed using the basic weighted average shares of common stock issued adjusted for the dilutive effect of outstanding stock options.

     For the year ended May 31, 2002 options and warrants to purchase 1,374,419 shares of common stock were outstanding and were not included in the computation of diluted earnings per share because the exercise price of the options and warrants were greater than the average market price of the common stock. For the year ended May 31, 2001, outstanding stock options, warrants and other potential stock issuances were not been considered in the computation of diluted earnings per share amounts since the effect of their inclusion would have been antidilutive. The Company uses the treasury stock method to calculate the effect that the conversion of the stock options would have on earnings per share and the weighted average number of shares of common stock.

       Revenue Recognition

       Computerized Information Processing Services

     The Company generates revenues for its computerized information processing services from its Sandsport Home Attendant Reporting Program ("SHARP") and Pro-Health software applications. The SHARP application provides weekly time sheets, billing, payroll processing and management reports for not-for-profit agencies that provide home attendant services to those in need. Revenues are recognized for these services in the period they are provided. The Pro-Health application is an application service provider solution that provides home health care customers access to the Company's software over the Internet without needing sophisticated hardware at its site to house the software or store the data. Customers using this application are charged a monthly fee and revenue is recognized on a monthly basis as the service is provided.

       Telephone-Based Data Collection Services

     The Company generates revenues for its telephone-based data collection services from its automated electronic system knows as Sandata(R) SANTRAX(R) ("SANTRAX") software application. The SANTRAX application is an automated electronic system that incorporates telephone technologies into the data reporting process to monitor the arrival and departure times of off-site workers. Revenues from this application are recognized based on a per call or visit basis in the period in which the services are provided.

       Technology Infrastructure and Outsourcing Services

     Revenues from technology infrastructure and outsourcing services such as data processing, technology infrastructure consulting, web site development, running e-commerce applications and reselling telephone services are recognized based on per hour or call rates in the period the service is provided.


       Information Technology Services

     The Company generates revenues from information technology services under the name of SandataNet and includes services such as software support, hardware support/break-fix, Local Area Network ("LAN") administration and configuration services and the reselling of computer hardware and third-party software systems; some of the services are pursuant to long-term contracts. Support revenue is recognized based on per hour rates in the period the service is provided. For maintenance contracts greater than one month, revenue is recognized over the term of the contract on a straight-line basis. Computer hardware and software resale revenues are recognized when the units are shipped and accepted by the customer. The Company does not bundle maintenance with any software sold.

       Long-Term Contracting

     As discussed above, the Company utilizes long-term contracts and recognizes revenue for financial statement purposes under the percentage of completion method and, therefore, takes into account the costs, estimated earnings and revenue-to-date on contracts not yet completed.

     The amount of revenue recognized at the financial statement date is the portion of the total contract price that the direct labor costs expended to date bears to the anticipated total direct labor costs, based on current estimates of costs to complete. Direct labor costs include all direct labor, related benefits, and subcontract costs. This method is used because management considers direct labor costs to be the best available measure of progress on these contracts.

     Revisions in estimates of costs and earnings during the life of the contracts are reflected in the accounting period in which such revisions become known. At the time a loss on a contract becomes known, the entire amount of the estimated loss is recognized in the financial statements. Billings in excess of estimated costs and earnings on uncompleted contracts are included in deferred/unearned revenue.

       Sale/Leaseback

     The Company recognizes gains from sale/leaseback transactions ratably over the term of the underlying lease. All such leases are operating leases. Any losses from these transactions are recognized in the period incurred.

       Deferred income - sale/leasebacks

     The Company recognizes the unrealized gain from sale/leaseback transactions over the term of the underlying lease. The long-term portion represents sale/leaseback gain that will not be recognized within one year of the balance sheet date.

       Deferred/unearned revenue - maintenance contracts

     The Company collects maintenance fees for various internally developed software applications which have not been earned as of the balance sheet date.


       Cash and Cash Equivalents

     The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

     Due to the nature of its operations, the Company deposits, on a monthly basis, amounts in financial institutions for the payment of payroll liabilities for certain customers. Such amounts are reduced when the Company pays such liabilities. Such reduction generally occurs over five to ten business days. At May 31, 2001, the Company had amounts on deposit for these liabilities of approximately $1,300,000.

       Concentration of Credit Risk

     The Company is subject to a concentration of credit risk with respect to its trade receivables, as disclosed above. The Company performs on-going credit evaluations of its customers and generally does not require collateral. The Company maintains allowances to cover potential or anticipated losses for uncollectible accounts.

     The Company has cash balances in banks in excess of the maximum amount insured by the FDIC as of May 31, 2002.

       Statements of Cash Flows

     The Company paid income taxes of approximately $19,000 and $23,000 and interest of approximately $242,000 and $252,000 for the years ended May 31, 2002 and 2001, respectively.

       Use of Estimates in the Financial Statements

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Fair Value of Financial Instruments

     The Company's short term financial instruments include cash, accounts receivable, receivable from affiliates and accounts payable. Due to the short-term nature of these instruments, the fair value of these instruments approximates their recorded value. The Company has long-term debt instruments which it believes are stated at their estimated fair value.

       Stock Options and Similar Equity Instruments

     The Company accounts for stock options and similar equity instruments (collectively "Options") issued to employees and directors in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," rather than the fair value based method of accounting prescribed by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." The exercise price for Options issued to employees and directors equals or exceeds the fair value of the Company's Common Stock at the date of grant and, accordingly, no compensation expense is recorded. Equity instruments issued to acquire goods and services from non-employees are accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more readily determinable.

       Comprehensive Income

     The Company adopted SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements.

       Business Segments

     The Company adopted SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information", which supercedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographical areas and major customers. SFAS No. 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has determined that its operations are in one segment, computer services to the health care industry.

       New Accounting Pronouncements

     In October 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 addresses the accounting model for long-lived assets to be disposed of by sale and resulting implementation issues. This statement requires that those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. Therefore, discontinued operations will no longer be measured at net realizable value or include amounts for operating losses that have not yet occurred. It also broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for the Company in fiscal 2003. The Company is evaluating the impact that implementation of SFAS No. 144 may have on the financial statements of the Company.

     In July 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires the use of the purchase method of accounting for business combinations initiated after June 30, 2001, and eliminates the pooling-of-interests method. SFAS No. 142 requires, among other things, the use of a non-amortization approach for purchased goodwill and certain intangibles. Under a non-amortization approach, goodwill and certain intangibles will not be amortized in earnings, but instead will be reviewed for impairment at least annually. SFAS No. 142 becomes effective for the Company commencing June 1, 2002. The Company does not expect the implementation of SFAS No. 142 to have a material impact on its financial statements, since the Company does not have any goodwill or intangibles subject to SFAS No. 142 at the date of implementation.

     On April 30, 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 eliminates the requirement that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect and eliminates an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. Generally, SFAS No. 145 is effective for transactions occurring after May 15, 2002. The adoption of this standard is expected to have no impact to the Company.

     SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("SFAS 146"), provides guidance on the recognition and measurement of liabilities for cost associated with exit or disposal activities. The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002. The Company is currently reviewing SFAS 146 to determine the impact upon adoption.


NOTE 2 - Fixed Assets

       Fixed assets consist of the following:

                                                                                                May 31,
                                                                 Useful Life           2002                2001
                                                                 -----------           ----                ----
       Computer equipment                                               5 years      $  3,169,445       $  2,883,819
       Software costs                                             Up to 5 years        12,364,224         10,047,618
       Furniture, fixtures and automobiles                            4-7 years           419,274            415,330
       Leasehold improvements                                          10 years         2,823,154          2,809,278
                                                                                     ------------      -------------
                                                                                       18,776,097         16,156,045
       Less:  accumulated depreciation and
                amortization                                                          (11,955,501)       (10,119,842)
                                                                                     ------------       ------------

             Total Fixed Assets, net                                                 $  6,820,596       $  6,036,203
                                                                                     ============       ============


     Depreciation and amortization  expense relating to fixed assets (other than
software   costs)  amounted  to   approximately   $443,000  in  2002  and  2001,
respectively.

     Unamortized software costs amounted to approximately $5,105,000 and $4,186,000 at May 31, 2002 and 2001, respectively. Amortization expense for these costs totaled approximately $1,397,000 and $2,305,000 in 2002 and 2001, respectively.

     During the fourth quarter of the year ended May 31, 2001, the Company shut down certain operating systems and hardware configurations, which had been capitalized in previous years. The Company had determined that the older systems architecture had become obsolete and too costly to maintain, so the Company coordinated placing several new systems in production after running parallel with pre-existing systems resulting in the retirement of the older systems during the fourth quarter. The Company further determined that there is no net realizable value remaining since no future revenue would be recognized in the retired systems because the architecture was completely replaced by the new systems. As such the Company recognized an impairment loss of approximately $3,300,000 for the year ended May 31, 2001.

NOTE 3 - Debt

       Credit Agreement

     The Company's wholly owned subsidiary, Sandsport Data Services, Inc. ("Sandsport"), has a revolving credit agreement (the "Credit Agreement") with a Bank which allows Sandsport to borrow amounts up to $4,500,000 and is due on June 14, 2003. Interest accrues on amounts outstanding under the Credit Agreement at a rate equal to the London Interbank Offered Rate plus 2% and will be paid quarterly in arrears or, at Sandsport's option, interest may accrue at the Bank's prime rate. The Credit Agreement requires Sandsport to pay a fee equal to 1/4% per annum on the unused average daily balance of amounts under the Credit Agreement. In addition, there are other fees and charges imposed based upon Sandsport's failure to maintain certain minimum balances. The indebtedness under the Credit Agreement is guaranteed by the Company and Sandsport's sister subsidiaries (the "Group"). All of the Group's assets are pledged to the Bank as collateral for the amounts due under the Credit Agreement, which pledge is secured by a first lien on all equipment owned by members of the Group, as well as a collateral assignment of $2,000,000 of life insurance payable on the life of the Company's Chairman. In addition, the Company is restricted in its ability to declare and pay dividends pursuant to the Credit Agreement. The Group's guaranty to the Bank was subsequently modified to include all indebtedness incurred by the Company under the amended Credit Agreement dated August 24, 2001 (see below).

     On August 24, 2001, Sandsport, the Company and the other members of the Group, and the Bank, entered into the Third Amendment and Waiver (the "Third Amendment") to the Credit Agreement. Pursuant to the Third Amendment, Sandsport's covenants to the Bank to maintain a certain net worth, and to maintain certain financial ratios, were revised on a going-forward basis and the noncompliance with the existing covenants was waived by the Bank. In addition, in connection with the Third Amendment, Sandsport and each member of the Group executed and delivered to the Bank a Collective Amended and Restated Security Agreement, pursuant to which the Bank's security interest was extended to include a security interest in all of the personal and fixture property of Sandsport, the Company and the members of the Group. As of May 31, 2002 and 2001, the outstanding balance on the Credit Agreement with the Bank was $4,500,000 and $3,850,000, respectively.

       Long Term Debt

     The Company owed National Medical Health Card Systems, Inc. ("Health Card"), a company affiliated with the Company's Chairman, $500,000 pursuant to a promissory note, dated May 31, 2000 and due June 1, 2001 plus interest at the rate of 9-1/2%; interest on such note was payable quarterly. The Note was paid in May, 2001.

     On June 9, 2001, the Company issued a promissory note to Health Card in the principal amount of $500,000, with interest at the rate of 7%, which was due on June 8, 2002. This Note was paid in full on August 15, 2001.

NOTE 4 - Income Taxes


       The income tax expense (benefit) is comprised of the following:

                                                                                        Year Ended May 31,
                                                                                       2002             2001
                                                                                       ----             ----
       Current
         Federal                                                                  $          --   $            --
         State                                                                           17,998            19,000
                                                                                       --------     -------------

             Total current                                                               17,998            19,000
                                                                                       --------     -------------

       Deferred
                                                                                        192,761        (1,089,293)
         Federal
         State                                                                           38,308          (223,108)
                                                                                      ---------      ------------

             Total deferred                                                             231,069        (1,312,401)
                                                                                       --------       -----------

             Income tax expense (benefit)                                              $249,067       $(1,293,401)
                                                                                       ========       ===========


       The Company's effective income tax rate differs from the statutory U.S. Federal income tax rate as a result of the following:

                                                                                         Year Ended May 31,
                                                                                       2002                2001
                                                                                       ----                ----
       Statutory U.S. federal tax rate                                                 34.0%             (34.0%)
       State taxes                                                                      4.6               (5.8)
       Permanent Differences                                                           12.2                1.2
       Other                                                                           12.9                1.6
                                                                                       ----             ------

                                                                                       63.7%             (37.0%)
                                                                                       =====             ======

       The components of deferred tax assets and liabilities consists of the following:

                                                                                             May 31,
                                                                                    2002                2001
                                                                                    ----                ----
       Deferred Tax Assets-Current portion
         Allowance for Doubtful Accounts                                          $   81,686           $142,230
         Deferred Income                                                              61,367             43,340
         Accrued Expenses                                                             56,117             79,706
         Other                                                                         8,425              9,194
                                                                                  ----------         ----------

             Deferred Tax Assets, current                                           $207,595           $274,470
                                                                                    ========           ========

                                                                                             May 31,
                                                                                    2002                2001
                                                                                    ----                ----
       Deferred Tax Assets-Long term portion
         Net Operating Loss Carryforwards                                          $ 1,642,275        $ 1,255,038
         Deferred Income                                                                    --            129,255
         Goodwill                                                                           --             82,872
         Other                                                                             604                615
                                                                               ---------------    ---------------

             Deferred Tax Assets, Long-term                                          1,642,879          1,467,780
                                                                                   -----------        -----------

       Deferred Tax Liabilities-Long-term portion
         Depreciation and amortization                                              (1,460,054)        (1,132,007)
         Deferred income                                                               (11,246)                 --
                                                                                 -------------   -----------------

             Deferred Tax Liabilities, Long-term                                    (1,471,300)        (1,132,007)
                                                                                   -----------        -----------

             Deferred Tax Assets - Long-term, Net                                      171,579            335,773
                                                                                  ------------        -----------

             Total Deferred Tax Asset, Net                                        $    379,174        $   610,243
                                                                                  ============        ===========


     Management determined that it was more likely than not that future taxable income would be sufficient to enable the Company to realize all of its deferred tax assets. Accordingly, no valuation allowance has been recorded at May 31, 2002 and 2001.

     At May 31, 2002, the Company had net operating loss carryforwards for tax purposes of approximately $4,076,000, expiring at various dates through 2022.

NOTE 5- Commitments and Contingencies

       Lease Agreements

     The Company leases office space at 26 Harbor Park Drive, Port Washington, NY 11050 (the "Facility") from BFS Realty LLC, successor to BFS Sibling Realty and an affiliate of the Company's Chairman (the "Affiliate") (see Note 6). The Company paid rent in the amount of $407,834 and $615,412 to the Affiliate for the years ended May 31, 2002 and 2001, respectively.

     On June 1, 2001 (revised  November,  2001) , the Company entered into a ten
(10) year lease for the Facility with the Affiliate. The lease provides for annual rental payments of $277,817 for the period June 1, 2002 to May 31, 2003, with annual 5% increases in each 12-month period thereafter. The lease is being expensed on a straight-line basis over the lease term. The lease also requires monthly payments of various types, such as the Company's proportionate share of real estate taxes and common area maintenance charges, that aggregate approximately $10,000 per month. In November, 2001, the lease was revised to provide that the Company would pay its utility expenses directly to the respective utility company, not to the Affiliate.

     The Company has obligations to pay rental expense in connection with six sale/leaseback transactions. The rental expenses amounted to approximately $1,195,000 and $1,630,000 for the years ended May 31, 2002 and 2001 respectively. (See Note 8)

     Total office space and equipment rental expense under all operating leases amounted to approximately $2,294,000 and $3,417,000 in fiscal 2002 and 2001, respectively.

     Future minimum lease payments for all non cancelable operating leases at May 31, 2002 are as follows:

                              Year Ending May 31,               Amount
                              -------------------               ------
                                      2003                      $1,759,640
                                      2004                         969,461
                                      2005                         644,554
                                      2006                         336,390
                                      2007                         330,988
                                   Thereafter                    1,739,257
                                                                ----------

                                     Total                      $5,780,290


         Litigation

          a. On October 19, 1999, the Company and Pro-Health brought an action against Provider Solutions Corporation ("Provider") and others, in Supreme Court, New York County, based on breach of contract, fraudulent misrepresentation and other causes of action, demanding damages of approximately $10,000,000 (the "State Action"). On October 22, 1999, Provider brought a federal action in the United States District Court for the Eastern District of New York (the "Federal Action"). The complaint demanded relief in the form of a permanent injunction and damages against the Company and Pro-Health for total amounts ranging from $10,000,000 to $15,000,000. The State Action was consolidated with the Federal Action.

          On March 8, 2001 the Company, Pro-Health, Provider and all involved parties and individuals settled the consolidated Federal Action, globally resolving all issues, claims and disputes. The settlement entailed the exchange of general releases between the Company, Pro-Health, Provider and all parties, and the payment of $600,000 to Provider, of which $50,000 was paid by the Company. The balance of the payment under the settlement was funded by the Company's insurers. The settlement did not have a material effect on the Company's operations. The Company has retained its proprietary interest in the subject software.

          b. In August of 1999, the Company's wholly-owned subsidiary, Sandsport was named as a defendant in Greater Bright Light Home Care Services, Inc.
     et al. v. Joseph Jeffries-El, El Equity Corporation, Sandsport Data Services, Inc. et al. (Supreme Court of the State of New York, Kings
     County). Sandsport's contractual obligation to Greater Bright Light involved the depositing of certain government-issued checks into a specific bank account. Upon receiving written notification from the agency issuing the checks to stop depositing them in that account, Sandsport ceased
     depositing   them.   The  plaintiff   brought  the  action  against  Joseph
     Jeffries-El and El Equity, and El Equity counterclaimed against the plaintiff, each basing its claims on the financing agreement between them. El Equity also cross-claimed against Sandsport, asserting that Sandsport converted the government-issued checks to its own use. Although Sandsport is named as a defendant, the Complaint seeks no affirmative relief against Sandsport. Co-defendant Citibank has asserted indemnification claims against Sandsport and all of the other defendants. Sandsport disputes all liability. However, the Company is unable to predict the outcome of these claims and accordingly, no adjustments have been made in the consolidated financial statements in response to these claims.

          c. On March 1, 2000, Dataline, Inc. ("Dataline") began a lawsuit against MCI WorldCom Network Services, Inc. ("MCI") and the Company for alleged trade libel and related counts, in the United States District Court for the Southern District of New York. The court dismissed that lawsuit, with prejudice, on May 23, 2002. On May 4, 2001 MCI had brought a patent infringement lawsuit against Dataline, alleging that it was infringing three MCI patents, under which the Company has an exclusive license in New York City. Shortly thereafter, the Company joined MCI in the suit against Dataline. Pursuant to a Settlement Agreement dated January 1, 2002 among MCI, its parent (MCI Communications Corporation), the Company, and Dataline, Dataline acknowledged the validity and enforceability of the 3 MCI-owned patents that were the subject of the lawsuits. There were no payments from either MCI or the Company to Dataline. As part of the settlement, Dataline agreed to pay the Company $100,000 in cash and issue an 8% promissory note in the amount of $721,000. Due to the uncertainty of realization of the note receivable, the Company is recognizing the income on the note using the installment method of accounting. During the year ended May 31, 2002, the Company has recognized approximately $115,000 of income. In addition, Sandata and Dataline entered into an Exclusive Service Agreement by which Dataline agreed to use the Company's "call capture infrastructure" for all of Dataline's time and attendance systems, and to pay royalties to the Company for such use. The terms of the settlement also included mutual releases.

          d. An action was commenced against the Company and Health Card by a former executive of Health Card, Mary Casale, who alleged that employees of both Health Card and the Company engaged in sex discrimination as to Ms. Casale, and thus, violated Title VII of the Civil Rights Act of 1964. In February 2002 the matter was withdrawn from the Equal Employment Opportunity Commission, and was settled without any effect on the financial statements of the Company.

       Royalty Agreement

          The Company has been granted a license under certain of MCI's patents which permits the Company to continue to market and sell its SANTRAX time and attendance verification product non-exclusively nationwide, and exclusively in the home health care industries for the five New York boroughs, and that the Company will pay MCI certain royalties, on a per call basis. The license remains in effect until the last to expire of various patents held by MCI or until October 19, 2010, whichever is later.

       Employment and Deferred Compensation Agreements

          On February 1, 1997 the Company and its Chairman ("Mr. Brodsky") entered into an employment agreement for a five year term (the "Brodsky Employment Agreement"). Among other things, the Brodsky Employment Agreement provides compensation at the annual rate of $500,000 or a lesser amount if mutually agreed. The Brodsky Employment Agreement also provides for payment of an annual bonus at the sole discretion of the Board of Directors. Mr. Brodsky agreed to accept a reduction in compensation for the fiscal years ended May 31, 2002, 2001, and 2000 and has signed waivers evidencing his agreement to such reductions. The Brodsky Employment Agreement was renewed, on identical terms, on March 1, 2002.


          In May 1992, Mr. Brodsky and the Company entered into a deferred compensation agreement pursuant to which the Company would (i) pay to Mr. Brodsky a lump sum ranging from $75,000 to $255,000 if he voluntarily terminated his employment with the Company after attaining 55 years of age, or (ii) pay to Mr. Brodsky's beneficiary a lump sum ranging from $200,000 to $450,000 in the event of Mr. Brodsky's death during the term of his employment with the Company. This agreement was terminated in October, 2001.


          On August 9, 2001 the Company announced that it had terminated the employment of Stephen Davies as President of the Company, and would be terminating approximately 30 other employees. Mr. Davies received a severance payment equal to six (6) months' base salary, or $100,000, and had 90 days from the date of termination to exercise the 66,673 options that were vested on that date. None of such options were exercised. In addition, the Company paid approximately $47,000 in severance payments for approximately 30 other terminated employees.

NOTE 6 - Related Party Transactions

          a. In November 1996 the Company entered into an agreement with the Affiliate, the Nassau County Industrial Development Agency ("NCIDA"), and a Bank (the "Bondholder") (the "Agreement"). Pursuant to the Agreement, the Affiliate (i) assumed all of the Company's rights and obligations under a Lease Agreement that was previously between the Company and the NCIDA (the "Lease"), and (ii) entered into a Sublease Agreement with the Company for the premises the Company occupies. Pursuant to the Agreement, the Affiliate also obtained the right to become the owner of the premises upon expiration of the Lease. Under the terms of the Agreement, the Company is jointly and separately liable to the NCIDA for all obligations owed by the Affiliate to the NCIDA under the Lease; however, the Affiliate has indemnified the Company with respect to certain obligations relative to the Lease and the Agreement. In addition, the Agreement provides that the Company is bound by all the terms and conditions of the Lease, and that a security interest is granted to the Affiliate in all of the Company's fixtures constituting part of the premises.

          The foregoing transactions and agreements were the last in a series of transactions involving the Company, the Affiliate, NCIDA, the Bondholder and the U.S. Small Business Administration ("SBA"). Chief among these was the borrowing by the Affiliate in June of 1994 of $3,350,000 in the form of Industrial Development Revenue Bonds (the "Bonds") to finance the acquisition of the Facility. Simultaneously with the issuance of the Bonds:
     (1) NCIDA  obtained  title to the Facility and leased it to the  Affiliate,
     (2) the Affiliate subleased the Facility to the Company, (3) the Bondholder bought the Bonds, (4) the Bondholder received a security interest in the Facility to secure the payment of the Bonds. The Affiliate's obligations under the Lease were guaranteed by Mr. Brodsky, the Company, Sandsport and others. The Affiliate's obligations respecting repayment of the Bonds were also guaranteed by Mr. Brodsky, the Company, Sandsport and others.

          The Bonds currently bear interest at the rate of 9%, and the outstanding balance due on the Bonds as of May 31, 2002 was $1,444,445. The Company paid rent to the Affiliate of $407,834 and $615,412 for the years ended May 31, 2002 and 2001.

          On August 11, 1995, the Company entered into a $750,000 loan agreement with the Long Island Development Corporation ("LIDC"), under a guarantee by the SBA (the "SBA Loan"). The SBA Loan was assigned to the Affiliate in November 1996; however, repayment of the SBA loan is guaranteed by the Company and various subsidiaries of the Company. The entire proceeds were used to repay a portion of the Bonds. The SBA Loan is payable in 240 monthly installments of $6,255, which includes principal and interest at a rate of 7.015%. The balance of the SBA loan as of May 31, 2002 was $599,024.

          b. Until January 2002, the Company derived revenue from Health Card, a company affiliated with the Company's Chairman, principally for data base and operating system support, hardware leasing, maintenance and related administrative services. The revenues generated from Health Card amounted to approximately $693,000 and $2,458,000 for the years ended May 31, 2002 and 2001, respectively. The Company billed Health Card approximately $126,000 and $821,000 for quality assurance testing of software programs developed by Health Card and network support, and $47,000 and $561,000 for help desk services, $175,000 and $448,000 for data processing center as well as $305,000 and $534,000 for certain computer equipment leases and other services for $40,000 and $95,000 for years ended May 31, 2002 and 2001, respectively. In addition the Company resells its telephone services to Health Card. The billings for such telephone services amounted to approximately $124,000 and $134,000 for the years ended May 31, 2002 and May 31, 2001 and are recorded as a reduction of operating expense. The Company was owed $19,280 from Health Card at May 31, 2002. Subsequent to May 31, 2002, the Company received approximately $14,000 from Health Card, representing substantially complete payment of amounts due as of that date. As of January, 2002, the Company ceased rendering services to Health Card. Health Card continues to pay its allocable share of expenses for shared services, which amounts to approximately $45,000 per month.

          c. The Company makes lease and rent payments to affiliates of the Company's Chairman. The payments for leased equipment were made to P.W. Capital Corp. and P.W. Medical Management, Inc., and were $268,011 and $395,989 for the years ended May 31, 2002 and 2001, respectively. The payments for the Facility were made to BFS Realty, LLC, and were $407,834 and $615,412 for the years ended May 31, 2002 and 2001, respectively. In June 2001, the Company entered into a new lease for the Facility which was revised in November, 2001. (See Note 5).

          d. Medical Arts Office Services, Inc. ("MAOS"), of which the Company's Chairman is the sole shareholder, provided the Company with accounting, bookkeeping and legal services. For the years ended May 31, 2002 and 2001 the total payments made by the Company to MAOS were $340,869 and $279,894, respectively.

          e. During the years ended May 31, 2002 and 2001 the Company paid an aggregate of $57,285 and $65,894, respectively on behalf of certain officers to companies affiliated with the Company's Chairman for payment of automobile leases.

NOTE 7 - SHAREHOLDERS' EQUITY

         Stock Options

         The Company maintains the following stock option plans:

         1984 Stock Option Plan

     There had been 2,536 options granted at an exercise price of $1.88 under an incentive stock option plan adopted in October 1984 (the "1984 Plan") and subsequently amended. Options granted under this plan were granted at exercise prices not less than fair market value on the date of grant. All of the options outstanding under this plan expired in January 2001. No additional options may be granted under this plan.

         1995 Stock Option Plan

     At May 31, 2002, there were 590,500 incentive options outstanding under a stock option plan adopted in January 1995 (the "1995 Plan"), which provides for both incentive and nonqualified stock options and reserves 1,000,000 shares of common stock for grant under the plan. Of these options, 520,500 are held by officers of the Company. The plan requires that incentive options be granted at exercise prices not less than the fair market value at the date of grant, and terminates in January 2005. All options outstanding under this plan are exercisable at May 31, 2002 at prices ranging from $1.41 to $2.61 per share over a period of five years from date of grant.

     On July 14, 1997, the Company filed a Registration Statement on Form S-8 relative to reofferings of shares of Common Stock of the Company which may be acquired pursuant to the 1984 and 1995 Plan.

        1998 Stock Option Plan

     At May 31, 2002 there were 775,579 incentive stock options outstanding under a stock option plan adopted in October 1998, (the "1998 Plan") which provides for both incentive and nonqualified stock options and reserves 1,000,000 shares of common stock for grant under the plan. The plan requires that incentive options be granted at exercise prices not less than the fair market value at the date of grant and terminates in August 2008. Of the options outstanding at May 31, 2002, 567,060 were exercisable at prices ranging from $1.31 to $3.00 over three to five years from the date of grant.

        2000 Stock Option Plan

     At May 31, 2002, there were 28,340 incentive options outstanding under a stock option plan adopted on November 20, 2000 (the "2000 Plan"), which provides for both incentive and nonqualified stock options and reserves 1,500,000 shares of common stock for grant under the plan. The 2000 Plan terminates in September 2010. Options outstanding under the plan vest over a seven-year period commencing December 31, 2000 and ending December 31, 2007 and are exercisable at prices ranging from $1.00 per share to $3.00 per share over a period of ten years from the date of grant. At May 31, 2002, there were no options currently exercisable.

         Summary information with respect to the stock option plans follows:


                                                                  Range of        Outstanding       Outstanding
                                                                  exercise          options            options
                                                                 prices ($)         granted          exercisable
                                                                 ----------         --------         -----------

       Balance, June 1, 2000                                   1.31 - 3.00           1,523,902           849,871
       Granted                                                      3.00               279,808           269,653
       Cancelled                                                                       (76,118)          (11,146)
                                                                                  ------------      ------------
       Balance, May 31, 2001                                   1.31 - 3.00           1,727,592         1,108,378
       Granted                                                 1.00 - 3.00              40,085           150,895
       Cancelled                                                                      (373,258)         (101,713)
                                                                                   -----------       -----------

       Balance, May 31, 2002                                   1.31 - 3.00           1,394,419         1,157,560
                                                                                     =========         =========

       Stock option grants to certain officers and directors were as follows:

     In October 1998, the Company granted certain directors of the Company non-qualified stock options to purchase an aggregate of 20,000 shares of the Company's common stock under the 1998 Plan at an exercise price of $1.00. These options vested immediately and are exercisable over a five-year period.

     In December 1998, the Company granted 520,500 incentive options to certain officers of the Company under the 1995 Plan at an exercise price of $1.41 per share. These options vested immediately and are exercisable over a five-year period.

     In February 2000, the Company granted its Chairman incentive stock options to purchase an aggregate of 350,000 shares under the 1998 Plan at an exercise price of $1.31. These options vest and are exercisable over a five-year period.

     In April 2000, the Company granted certain directors of the Company non-qualified stock options to purchase an aggregate of 72,000 shares under the 1998 Plan at an exercise price of $3.00. These options vest and are exercisable over a six-year period.

     In April 2000, the Company granted its then President incentive stock options to purchase an aggregate of 100,000 shares under the 1998 Plan at an exercise price of $3.00. In October 2000, the Company granted its then President incentive stock options to purchase 150,000 shares under the 2000 Plan, at an exercise price of $3.00 per share. The President's employment was terminated on August 6, 2001, at which date the President became entitled to exercise, for ninety days, the options that had already vested. Those options consisted of 33,340 shares under the 1998 Plan, and 33,333 under the 2000 Plan, none of which were exercised before the right to exercise expired.

     In November 2000, the Company granted certain directors of the Company non-qualified stock options to purchase an aggregate of 20,000 shares of the Company's common stock under the 1998 Plan at an exercise price of $3.00. These options vest over a three-year period and are exercisable over a five-year period.

     During the fiscal year ended May 31, 2002 non-qualified options to purchase up to 10,000 shares of Common Stock, at an exercise price of $1.00 per share, were issued to each of two Directors.

     On July 14, 1998, the Chairman, certain officers and directors, and a former director (who is also the spouse of an officer and an employee of Sandsport Data Services, Inc. ("Sandsport"), the Company's wholly owned subsidiary), exercised their respective options and warrants to purchase an aggregate of 921,334 shares of Common Stock. The exercise prices ranged from $1.38 to $2.61 per share for an aggregate cost of $1,608,861. Payment for such shares was made to the Company in the amount of $921 representing the par value of the shares, and a portion in the form of non-recourse promissory notes due in July 2001, with interest at eight and one-half percent (8-1/2%) per annum, payable annually, and secured by the number of shares exercised. The Company has received interest payments on such notes in the amount of $131,994 and $162,110 during the fiscal years ended May 31, 2002 and 2001. As of May 31, 2002 and 2001, the outstanding balance on such notes, including principal and accrued but unpaid interest, was $1,669,640 and $1,722,547, respectively (see Note 12d). On July 14, 2001, the Company agreed to extend the due dates of the promissory notes for one hundred twenty days. On November 9, 2001, the due date of the notes was extended to November 9, 2004, and the Company agreed to substitute full recourse unsecured notes for the notes it had previously accepted. Effective December 1, 2001, the interest rate was changed from 8-1/2% to 6%. During the year ended May 31, 2002, 24,667 shares of common stock were surrendered by a former director and an employee in settlement of notes in the amount of $37,962. Certain of the above options and warrants were accounted for utilizing variable accounting, with no material impact on the Company's financial statements for either of the years ended May 31, 2002, 2001 or 2000. In accordance with EITF 95-16, "Accounting for Stock Compensation Arrangements with Employer Loan Features under APB Opinion No. 25", upon substitution of the full recourse notes for the non recourse notes, the terms of the options and warrants became fixed and variable accounting was no longer required.

     Pro forma  information  regarding  net  income  and  earnings  per share is required by SFAS No. 123, and has been determined as if the Company had accounted for its employee stock option plans under the fair value method of SFAS No. 123. The fair value for these options was estimated at the date of grant using a Black-Scholes option-pricing model with the following weighted-average assumptions for 2002 and 2001.

        ASSUMPTIONS
                                                                                         Year Ended May 31,
                                                                                 2002                       2001
                                                                                 ----                       ----
        Risk free rate                                                       4.95 - 6.05%               5.25 - 6.04%
        Dividend yield                                                               .00%                       .00%
        Volatility factor of the expected market
         price of the Company's common stock                                          61%                       117%
        Average life                                                              5 years                    5 years

     The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly differently from those of traded options, and because changes in the subjective input assumptions can materially affect the fair market value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the vesting period of the options. The Company's pro forma loss is as follows:

                                                                                          Year Ended May 31,
                                                                                      2002               2001
                                                                                      ----               ----
     Pro forma net income (loss)                                                    $78,025       $(2,470,616)
     Pro forma net income (loss) per share                                           $  .03       $      (.99)


     The weighted average fair value of options granted during the years ended May 31, 2002 and 2001 were $1.12 and $.86, respectively. The weighted average remaining contractual life of options exercisable at May 31, 2002 is 5 years. The exercisable prices range from $1.31 to $3.00 for options outstanding as of May 31, 2002.

       Restricted Stock Grant Plan

     On September 1, 2000 the Board of Directors approved the adoption of the Company's 2000 Restricted Stock Grant Plan (the "Stock Grant Plan"). The Stock Grant Plan was subsequently adopted by the Shareholders at the Company's Annual Meeting on November 20, 2000. The Stock Grant Plan provides for the issuance of shares that are subject to both standard restrictions on the sale or transfer of such shares (e.g., the standard seven year vesting schedule set forth in the Stock Grant Plan) and/or restrictions that the Board may impose, such as restrictions relating to length of service, corporate performance, or other restrictions. As of May 31, 2002, no grants had been made under the Stock Grant Plan and, therefore, no shares had vested under it. There are 700,000 shares of Common Stock reserved for issuance in connection with grants made under the Stock Grant Plan.

NOTE 8 - Sale/Leaseback Transactions

     The Company is a party to various sale/leaseback transactions involving certain fixed assets, principally computer hardware, software and equipment. Gains on these transactions have been deferred and are being recognized over the lives of the related leases, each of which is 36 months. Approximately $297,000 and $344,000 of the deferred gains were recognized in other income for the years ended May 31, 2002 and 2001, respectively. Included in these amounts are the effects of the following sale/leaseback transactions:

     In January 1998, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $515,000, were sold for $700,000. The resulting gain of approximately $185,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $36,000 of the deferred gain was recognized for fiscal 2001, which was the last year of the lease. An unaffiliated third party purchased the residual rights to such lease.

     In January 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $830,000, were sold for $1,100,000. The resulting gain of approximately $270,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $60,000 and $90,000 of deferred gain was recognized for the years ended May 31, 2002 and 2001, respectively. An unaffiliated third party purchased the residual rights in such lease.

     In May 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $896,000, were sold for $1,100,000. The resulting gain of approximately $204,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $68,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     In October 1999, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $895,000, were sold for $1,115,000. The resulting gain of approximately $220,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $73,000 of the deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     In January 2000, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $442,000, were sold for $561,000. The resulting gain of approximately $119,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $40,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     In February 2000, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $237,000, were sold for $277,000. The resulting gain of approximately $40,000 was recorded as deferred income and is being recognized over the life of the lease. Approximately $14,000 of deferred gain was recognized for each of the years ended May 31, 2002 and 2001. An unaffiliated third party purchased the residual rights in such lease.

     In November 2000, the Company consummated a sale/leaseback of certain fixed assets which had a net book value of approximately $421,500, were sold for $548,300. The resulting gain of approximately $126,800 was recorded as deferred income and is being recognized over the life of the lease. Approximately $42,000 and $21,000 of the deferred gain was recognized for the years ended May 31, 2002 and 2001, respectively. An unaffiliated third party purchased the residual rights in such lease.

NOTE 9 - Asset Acquisition and Impairment

     On April 27, 2001, the Company acquired certain assets of North American Internet Services, Inc. ("NAIS"), a provider of broadband services, Internet access, and co-location services for approximately $201,000. NAIS had entered bankruptcy proceedings and, under the auspices of the Bankruptcy Court, the Company was permitted to "credit bid" approximately $124,000 of expenses (including salaries) it had incurred on behalf of NAIS as the purchase price for the assets, and was given 180 days to exploit the assets it had acquired. The Company incurred approximately $77,000 in additional costs related to the acquisition of these assets. The tangible assets were determined to have no significant fair value. Therefore, all the expenditures related to the acquisition were allocated to goodwill. The Company has the option to abandon the exploitation of these assets within the 180 day period. If the Company continues to use the NAIS assets, 10% of the profits (defined as earnings before interest expense and taxes) generated by such use must be paid to the bankruptcy estate for the first three years.

     At May 31, 2001, the Company performed an evaluation of the recoverability of the assets acquired from NAIS and concluded that a significant impairment of these assets had occurred based on actual results during the year ended May 31, 2001 and on estimated future cash flows not being sufficient to recover the carrying value of the goodwill. As such, the carrying value of goodwill was written down to its estimated fair value, which was determined based on discounted estimated cash flows. The Company recognized an impairment loss and write down of the goodwill of approximately $201,000. Considerable management judgment is necessary to estimate fair value; accordingly, actual results could vary significantly from such estimates.


NOTE 10 - Retirement Plan

     The Company has a 401(k) savings plan covering all eligible employees in which the Company matches a portion of the employees' contribution. The amount of this match was $40,204 and $38,197 in fiscal years 2002 and 2001, respectively.

NOTE 11 - Revenue by Product Line

     The Company operates in one business segment, but derives its revenue from several product lines. The following table provides the service fee revenues for the product lines earned for the fiscal years ended May 31, 2002 and 2001:

                                                                                           Year Ended May 31,
                                                                                    2002                2001
                                                                                    ----                ----
       Computerized information processing                                        $  5,962,880      $   5,960,450
       Telephone-based data collection                                               7,690,852          7,561,852
       Technology infrastructure and outsourcing                                       736,932          2,071,266
       Information technology                                                        2,765,761          2,170,240
       Other                                                                            17,497              5,261
                                                                                --------------    ---------------

             Total                                                                 $17,173,922        $17,769,069
                                                                                   ===========        ===========


NOTE 12 - Subsequent Events

          a. By letter dated June 26, 2002, a former employee of the Company asserted claims for back wages of $410,000. The letter, from the employee's attorney, also contained allegations of age discrimination and retaliatory discharge. The letter also contained an offer of settlement. No formal litigation has been started and the Company intends to pursue settlement negotiations. A provision of $200,000 is included in accrued expenses relating to the asserted claim, which represents the Company's best estimate of costs to be incurred. The amount of the ultimate cost may vary from this estimate.

          b. The Company has received a proposal to engage in a going private transaction. The proposed transaction is anticipated to be in the form of a merger with an entity owned by an investor group to be led by Bert E. Brodsky, the Company's Chief Executive Officer, and to include Directors Hugh Freund and Gary Stoller as well as other investors (the "Acquiring Group"). Pursuant to the proposal, the Company's shareholders (other than Mr. Brodsky, and the other shareholders that shall comprise the "Acquiring Group") would receive $1.50 per share of Common Stock of the Company (the "Shares"), in cash. The proposal may be amended, modified or supplemented at any time.

          The Board of Directors has appointed a Special Committee (the "Committee"), comprised of Ronald Fish and Martin Bernard, to review the proposed transaction. The Committee has retained Brean Murray & Co., Inc. as its financial advisor, and has retained its own legal counsel.

          The proposed transaction would result in the acquisition of all of the outstanding Shares other than the Shares owned by Mr. Brodsky and the other shareholders that shall comprise the Acquiring Group. The final terms of any acquisition will be based on negotiations between the Acquiring Group and the Committee. The proposed acquisition will be subject to, among other things, (1) the negotiation, execution, and delivery of a definitive agreement, (2) approval of the proposed transaction by the Committee, the full Board of Directors and the Company's shareholders, (3) receipt of a fairness opinion by the Committee, (4) applicable regulatory approval, and
     (5) obtaining any necessary third-party consents or waivers. There can be no assurance that a definitive merger agreement will be executed and delivered, or that the proposed transaction will be consummated.

          c. On July 9, 2002 the Company issued a press release announcing that Nasdaq had informed the Company that its shares would be subject to de-listing from the Small Cap Market for failure to comply with Nasdaq's Marketplace Rules regarding minimum value of publicly held shares and minimum bid price per share. The Company requested a hearing on these matters, and the de-listing was stayed until the hearing. The Company was informed by Nasdaq on August 21, 2002 that the Company had regained compliance with both Marketplace Rules and that therefore, the hearing was cancelled and the matter was moot.

          d. On August 22, 2002 the Chairman repaid $100,000 of the note receivable officer.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             SANDATA TECHNOLOGIES, INC.
                                                 (Registrant)

                                        By  /s/ Bert E. Brodsky
                                            Bert E. Brodsky, Chairman
                                          (Principal Executive Officer and
                                            Principal Financial Officer)

Date: March 24, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ Bert E. Brodsky
         Bert E. Brodsky, Chairman, Treasurer, Director

Date: March 24, 2003

By   /s/ Hugh Freund
         Hugh Freund, Executive Vice President, Secretary, Director

Date: March 24, 2003


By   /s/ Gary Stoller
         Gary Stoller, Executive Vice President, Director

Date: March 24, 2003


By    /s/ Martin Bernard
          Martin Bernard, Director

Date: March 24, 2003

By   /s/ Ronald L. Fish
         Ronald L. Fish, Director

Date: March 24, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Amendment to the Annual Report of Sandata Technologies, Inc. (the "Company") on Form 10-KSB for the year ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Bert E. Brodsky, Chief Exectuive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

       /s/  Bert E. Brodsky

       Bert. E. Brodsky
       Chief Executive Officer and Chief Financial Officer
       March 24, 2003

                                  CERTIFICATION

     I, Bert E. Brodsky, Chief Executive Officer and Chief Financial Officer, certify that:

          1. I have reviewed this amended annual report on Form 10-KSB/A of Sandata Technologies, Inc. and its Subsidiaries;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this amended annual report; and

          3.  Based  on  my  knowledge,  the  financial  statements,  and  other financial information included in this amended annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Sandata Technologies, Inc. and its Subsidiaries as of, and for, the periods presented in this amended annual report.

          4. As both Chief Executive Officer and Chief Financial Officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant, and I have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the periods in which this amended annual report is being prepared;

          b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this amended annual report (the "Evaluation Date"); and

          c) presented in this report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

          5. As both Chief Executive Officer and Chief Financial Officer I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data, and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

          6. As both Chief Executive Officer and Chief Financial Officer, I have indicated in this report whether or not there were significant changes in internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: March 24, 2003                      /s/Bert E. Brodsky
                                         ---------------------------------------
                                          Bert E. Brodsky, Chief Executive
                                           Officer and Chief Financial Officer

                                                                    APPENDIX I-1
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 10-QSB

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

                    For the period ended February 28, 2003

[  ] Transition report pursuant to Section 13 or 15(d) of the Securities
     Exchange Act of 1934.

For the transition period from _______ to __________


                         Commission file number 0-14401

                           SANDATA TECHNOLOGIES, INC.
              (Exact name of small business issuer in its charter)

                 DELAWARE                             11-2841799
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
      incorporation or organization)

                              26 Harbor Park Drive,
                               Port Washington, NY
                    (Address of principal executive offices)
                                      11050
                                   (Zip Code)

         Issuer's telephone number, including area code: (516) 484-4400

     Check  whether  the issuer:  (1) filed all reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes X            No


                               APPLICABLE ONLY TO
                   ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS
                           DURING THE PAST FIVE YEARS

     Check whether the issuer has filed all documents and reports required to be filed by section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.

Yes____       No____

                      APPLICABLE ONLY TO CORPORATE ISSUERS

     The number of shares outstanding of each of the issuer's classes of common equity, as of April 10, 2003 was 2,481,808.

         Transitional Small Business Disclosure Format (check one):

Yes____     No__X____

                   SANDATA TECHNOLOGIES INC. AND SUBSIDIARIES
                                      INDEX

                                                                          Page
                          PART I. FINANCIAL INFORMATION

Item 1.  Consolidated Financial Statements:
         Condensed Consolidated Balance Sheets as of
         February 28, 2003 (Unaudited) and May 31, 2002  (Audited)............3

         Unaudited Condensed Consolidated Statements of Operations
         for the three and nine months ended February 28, 2003 and
         February 28, 2002....................................................4

         Unaudited Condensed Consolidated Statements of Cash Flows for
         the nine months ended February 28, 2003 and February 28, 2002........5

         Notes to Condensed Consolidated Financial Statements (Unaudited).....6


Item 2.  Management's Discussion and Analysis
         or Plan of Operation ...............................................16

Item 3.  Procedures and Controls.............................................20

                           PART II. OTHER INFORMATION

Item 1.  Legal Proceedings...................................................21

Item 2.  Changes in Securities and Use of Proceeds...........................21

Item 3.  Defaults Upon Senior Securities.....................................21

Item 4.  Submission of Matters to a Vote of Security Holders.................21

Item 5.  Other Information...................................................21

Item 6.  Exhibits and Reports on Form 8-K....................................21

              Signature......................................................22

              Certifications.................................................23

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS


                                              February 28, 2003     May 31, 2002
                   ASSETS                        (unaudited)         (audited)
CURRENT ASSETS:
  Cash and cash equivalents..............      $ 2,638,226         $  1,630,617
  Accounts receivable, net of allowance for
  doubtful accounts of $250,704 and
  $202,746 at 2003 and 2002, respectively....... 1,965,011            2,182,963
  Receivables from affiliates......................245,350              280,297
  Notes receivable - officer....................       ---              100,000
  Inventories.......................................59,064               45,342
  Prepaid expenses and other current assets........301,808              345,349
  Deferred income taxes............................627,000              207,595
                                               --------------     -------------
         Total Current Assets....................5,836,459            4,792,163

FIXED ASSETS, NET................................6,319,986            6,820,596

DEFERRED INCOME TAXES............................      --               171,579

OTHER ASSETS
  Notes receivable..................................21,371               25,190
  Cash surrender value of officer's life
  insurance,security deposits and other assets...1,126,980            1,105,502
                                                ------------     --------------

         Total Assets.......................  $ 13,304,796         $ 12,915,030
                                              ==============       ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses........$ 4,307,900         $  2,781,550
  Deferred/unearned revenue - maintenance...........18,676               16,367
  Deferred income - sales-leaseback................ 31,713              103,258
  Short-term debt............................... 3,000,000               --
                                              ---------------       -----------

         Total Current Liabilities...........    7,358,289            2,901,175

LONG-TERM DEBT.................................        --             4,500,000

DEFERRED INCOME TAXES..........................    339,000               --


DEFERRED INCOME...............................          --               21,142
                                                 -----------       ------------
         Total Liabilities.....................  7,697,289            7,422,317
                                                ------------       ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
  Common stock, $.001 par value, 6,000,000
   shares authorized; 2,481,808 shares
   issued and outstanding........................... 2,482                2,482
  Additional paid in capital.................... 5,765,766            5,765,766
  Retained earnings..............................1,308,549            1,193,755
  Notes receivable - officers.................. (1,469,290)          (1,469,290)
                                                -------------      -------------

         Total Shareholders' Equity..............5,607,507            5,492,713
                                                -------------     --------------

         Total Liabilities and Shareholders'
          Equity.........                     $ 13,304,796         $ 12,915,030
                                              ============         ============


            See notes to condensed consolidated financial statements

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                  Three Months Ended     Nine months Ended
                                     February 28,           February 28,

                                  2003        2002         2003        2002
                                  ----        ----         ----        ----

REVENUES
  Service fees................$3,929,042  $4,275,727  $12,234,392   $12,805,633
  Other income...............     75,376      80,444      222,439       347,653
  Interest income.............    39,799      49,797      124,889       128,236
                                --------    --------  -----------   -----------
                               4,044,217   4,405,968   12,581,720    13,281,522
                               ---------   ---------   ----------    ----------

COSTS AND EXPENSES
  Operating....................2,098,358   2,346,442     6,980,706    7,388,560
  Selling, general and
   administrative..............1,213,664   1,118,258     3,742,666    4,097,567
  Depreciation and
   amortization................  524,837     460,721     1,534,717    1,344,458
  Interest expense............    26,486      36,119       104,337      185,866
                               ---------   ---------     ---------    ---------
  TOTAL COSTS AND EXPENSES.... 3,863,345   3,961,540    12,362,426   13,016,451
                               ---------   ---------    ----------   ----------

Earnings before income
 taxes........................  180,872      444,428       219,294      265,071

     Income tax expense.....     68,150      232,286       104,500      143,848
                              ---------     --------    -----------    --------

  NET INCOME..............  $   112,722    $ 212,142     $ 114,794   $  121,223
                             ===========   =========     =========   ==========

EARNINGS PER SHARE OF
COMMON STOCK:
  Basic income per share.....$    0.05     $    0.09     $   0.05     $    0.05
                              =========      =======        ========    =======
  Dilutive income per share..$    0.04     $    0.09     $   0.04     $    0.05
                              ========       =======        ========  =========

  Basic weighted average
   common shares
   outstanding.............. 2,481,808      2,481,808    2,481,808    2,498,343
                             =========     ============  ==========   =========
  Dilutive weighted average
   common shares and common
   stock equivalents
   outstanding...............2,771,612      2,481,808    2,644,528    2,498,343
                            ==========     ===========   ==========   =========







            See notes to condensed consolidated financial statements

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                     FOR THE NINE MONTHS ENDED FEBRUARY 28,

                                                 2003                2002
                                                 ----                ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income............................   $  114,794           $  121,223
   Adjustments to reconcile net income to
         net cash provided by operating
         activities:
         Depreciation and amortization.....  1,534,717            1,344,458
         Gain on disposal of fixed assets...       --                (4,309)
         Provision for doubtful accounts.....   47,958               63,097
         Recognition of deferred
          income - sales - leaseback.......... (92,688)             146,082
         Recognition of deferred
          revenue - maintenance.............   (54,025)             (10,789)
         Deferred income taxes................  91,174              131,853
    (Increase) decrease in operating assets
          Accounts receivable................. 169,994             (224,945)
          Receivables from affiliates.......... 34,947              490,099
          Inventories......................... (13,722)               3,281
          Prepaid expenses and other current
           assets..........................     43,541              116,422
          Other assets.....................    (17,659)            (183,144)
          Change in costs in excess of
           billing & estimated earnings on
           uncompleted contract.............        --             (337,000)
    Increase (decrease) in operating liabilities
          Accounts payable and accrued
          expenses...........................1,526,351             (175,618)
          Deferred/unearned revenue -
           maintenance........................  56,334                  --
                                               --------           ----------

NET CASH PROVIDED BY OPERATING ACTIVITIES... 3,441,716            1,480,710
                                             ---------            ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of fixed assets.............  (1,034,107)          (2,177,392)
                                            -----------          -----------
NET CASH USED IN INVESTING ACTIVITIES.....  (1,034,107)          (2,177,392)
                                            -----------          -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Principal payments on note payable..           --             (500,000)
     Proceeds from note payable...........          --              500,000
     Proceeds  from note receivable officer.   100,000                  --
     Proceeds from line of credit............1,650,000            2,900,000
     Principal payments on line of credit...(3,150,000)          (2,250,000)

NET CASH (USED IN) PROVIDED BY FINANCING
ACTIVITIES..............................    (1,400,000)             650,000
                                            -----------           ----------

NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS.......................     1,007,609              (46,682)

CASH AND CASH EQUIVALENTS, BEGINNING
 OF PERIOD..............................     1,630,617              475,578
                                              ---------              -------

CASH AND CASH EQUIVALENTS, END OF
 THE PERIOD...........................    $  2,638,226         $    428,896
                                          =============        ==============

            See notes to condensed consolidated financial statements

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


1. CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The Condensed Consolidated Balance Sheet as of February 28, 2003, the Condensed Consolidated Statements of Operations for the three and nine months ended February 28, 2003 and 2002, and the Condensed Consolidated Statements of Cash Flows for the nine month periods ended February 28, 2003 and 2002 have been prepared by Sandata Technologies, Inc. and Subsidiaries (the "Company") without audit. In the opinion of management, all adjustments (which include only normal, recurring adjustments) necessary to present fairly the financial position as of February 28, 2003 and the results of operations for all periods presented have been made.

     For information concerning the Company's significant accounting policies, reference is made to the Company's Annual Report on Form 10-KSB, as amended for the year ended May 31, 2002. Results of operations for the period ended February 28, 2003 are not necessarily indicative of the operating results expected for the full year.

Selected Accounting Policies and New Pronouncements

Cash and Cash Equivalents

     The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. Due to the nature of its operations, the Company deposits, on a monthly basis, amounts in financial institutions for the payment of payroll liabilities for certain customers. Such amounts are reduced when the Company pays such liabilities. Such reductions generally occur over five to ten business days. At February 28, 2003, the Company had amounts on deposit for these liabilities of approximately $2,000,000. The Company has cash balances in banks in excess of the maximum amount insured by the FDIC as of February 28, 2003.

     In October 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 addresses the accounting model for long-lived assets to be disposed of by sale and resulting implementation issues. This statement requires that those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. Therefore, discontinued operations will no longer be measured at net realizable value or include amounts for operating losses that have not yet occurred. It also broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for the Company in fiscal 2003. The provisions of the interpretations that are applicable to the Company were implemented on a prospective basis as of June 1, 2002, which had no material effect on the Company's financial statements.

                  SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

     In July 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires the use of the purchase method of accounting for business combinations initiated after June 30, 2001, and eliminates the pooling-of-interests method. SFAS No. 142 requires, among other things, the use of a non-amortization approach for purchased goodwill and certain intangibles. Under a non-amortization approach, goodwill and certain intangibles will not be amortized in earnings, but instead will be reviewed for impairment at least annually. On June 1, 2002, the Company implemented SFAS No.142. The implementation of SFAS No. 142 did not have a material impact on its financial statements, since the Company did not have any goodwill or intangibles subject to SFAS No. 142 at the date of implementation.

     On April 30, 2002 the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 eliminates the requirement that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect and eliminates an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. Generally, SFAS No. 145 is effective for transactions occurring after May 15, 2002. The adoption of this standard had no material impact to the Company.

     SFAS No.  146,  "Accounting  for Costs  Associated  with  Exit or  Disposal
Activities" ("SFAS No. 146"), provides guidance on the recognition and measurement of liabilities for costs associated with exit or disposal activities. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of this standard had no material impact to the Company.


2. RELATED PARTY TRANSACTIONS

     a. Pursuant to an agreement (the "Agreement") involving the Company, Nassau County Industrial Development Agency ("NCIDA"), BFS Realty, LLC (the "Affiliate" or "BFS") HSBC Bank USA (successor to Marine Midland Bank) (the "Bank") and the U.S. Small Business Administration ("SBA"), the Affiliate borrowed $3,350,000 in Industrial Development Revenue Bonds (the "Bonds") to finance the acquisition of the Company's facility (the "Facility").

     Under the terms of the Agreement, the Company is jointly and separately liable to the NCIDA for all obligations owed by the Affiliate to the NCIDA under the lease agreement between NCIDA, as landlord, and the Affiliate, as Tenant (the "Lease"); however, the Affiliate has indemnified the Company with respect to certain obligations relative to the Lease and the Agreement. The Company subleases space from the Affiliate (see below). The Affiliate's obligations under the Lease were guaranteed by Mr. Brodsky, the Company, Sandsport and others. The Affiliate's obligations respecting repayment of the Bonds were also guaranteed by Mr. Brodsky, the Company, Sandsport and others. The Bonds

                  SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

currently bear interest at the rate of 9%, and the outstanding balance due on the Bonds as of February 28, 2003 was $1,314,445. The term of the Bonds extend through March 2005. Management believes that the value of the premises that are pledged as collateral for the guaranteed obligation are in excess of the future amount of the payments that may be required pursuant to the terms of the guarantee.

     The Company has also entered into a $750,000 loan agreement with the Long Island Development Corporation ("LIDC"), under a guarantee by the SBA (the "SBA Loan"). The SBA Loan was assigned to the Affiliate in November 1996; however, repayment of the SBA Loan is guaranteed by the Company and various subsidiaries of the Company. The SBA Loan is payable in 240 monthly installments of $6,255, which includes principal and interest at a rate of 7.015%. The balance of the SBA Loan as of February 28, 2003 was $577,687.

     b. The Company derived revenue from National Medical Health Card Systems, Inc. ("Health Card") a company affiliated with the Company's Chairman, principally for database and operating system support, hardware leasing, maintenance and related administrative services. No revenues were generated from Health Card for the three and nine months ended February 28, 2003. In addition the Company resells its telephone services to Health Card. The billings for such telephone services amounted to approximately $10,000 and $124,000 for the nine months ended February 28, 2003 and 2002, respectively and are recorded as a reduction of operating expense. The Company was owed approximately $1,000 from Health Card at February 28, 2003. Subsequent to February 28, 2003, the Company received approximately $1,000 from Health Card.

     c. The Company makes lease and rent payments to affiliates of the Company's Chairman. The payments for leased equipment were made to P.W. Capital Corp. and P.W. Medical Management, Inc., and were approximately $54,000 and $163,000 for the three and nine months ended February 28, 2003 as compared to approximately $64,198 and $216,638 for the three and nine months ended February 28, 2002. The payments for the Facility were made to the Affiliate, and were approximately $71,000 and $208,000 for the three and nine months ended February 28, 2003 as compared to approximately $47,878 and $328,691 for the three and nine months ended February 28, 2002.

     d. Medical Arts Office Services, Inc. ("MAOS"), of which the Company's Chairman is the sole shareholder, provided the Company with accounting, bookkeeping and legal services. For the three and nine months ended February 28, 2003 and 2002 the total payments made by the Company to MAOS were approximately $89,000 and $366,000, as compared to approximately $46,591 and $270,803 for the three and nine months ended February 28, 2002.

     e. At February 28, 2003, the Company had receivables from affiliated companies in the amount of $245,350. The receivable are primarily due from BFS in the amount of $214,000 and MAOS in the amount of $21,000. These amounts are repayable in the normal course of business.

                  SANDATA TECHNOLOGIES, INC., AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

3. DEBT

   Credit Agreement

     The Company's wholly owned subsidiary, Sandsport Data Services, Inc. ("Sandsport"), has a revolving credit agreement (the "Credit Agreement") with the Bank which allows Sandsport to borrow amounts up to $4,500,000, which expires on June 14, 2003. Interest accrues on amounts outstanding under the Credit Agreement at a rate equal to the London Interbank Offered Rate ("LIBOR") plus 2% and will be paid quarterly in arrears or, at Sandsport's option, interest may accrue at the Bank's prime rate. At February 28, 2003, the interest rate was 4.25%. The Credit Agreement requires Sandsport to pay a fee equal to 1/4% per annum on the unused average daily balance of amounts under the Credit Agreement. In addition, there are other fees and charges imposed based upon Sandsport's failure to maintain certain minimum balances. The indebtedness under the Credit Agreement is guaranteed by the Company and Sandsport's sister subsidiaries (the "Group"). All of the Group's assets are pledged to the Bank as collateral for the amounts due under the Credit Agreement, which pledge is secured by a first lien on all equipment owned by members of the Group, as well as a collateral assignment of $2,000,000 of life insurance payable on the life of the Company's Chairman. In addition, the Company is restricted in its ability to declare and pay dividends pursuant to the Credit Agreement. The Group's guaranty to the Bank was subsequently modified to include all indebtedness incurred by the Company under the amended Credit Agreement dated August 24, 2001 (see below).

     On August 24, 2001, Sandsport, the Company and the other members of the Group, and the Bank, entered into the Third Amendment and Waiver (the "Third Amendment") to the Credit Agreement. Pursuant to the Third Amendment, Sandsport's covenants to the Bank to maintain a certain net worth, and to maintain certain financial ratios, were revised on a going-forward basis and the noncompliance with the existing covenants was waived by the Bank. In addition, in connection with the Third Amendment, Sandsport and each member of the Group executed and delivered to the Bank a Collective Amended and Restated Security Agreement, pursuant to which the Bank's security interest was extended to include a security interest in all of the personal and fixture property of Sandsport, the Company and the members of the Group. In the past the Group has failed to meet certain of the financial ratios, and the Bank has granted the Group a waiver. There can be no assurance that the Bank will continue to grant waivers if the Group fails to meet certain financial covenants in the future. The outstanding balance on the Credit Agreement with the Bank was $3,000,000 at February 28, 2003.

4. NET EARNINGS (LOSS) PER COMMON SHARE

     The Company computes earnings per share in accordance with SFAS No. 128 "Earnings per Share". Basic earnings per share have been computed using the weighted average number of shares of common stock outstanding.

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

     During the three and nine months ended February 28, 2003, 289,804 and 87,287 options and warrants to purchase shares of common stock, were included in the dilutive earnings per share calculation. Options and warrants to purchase 470,389 shares of common stock, for the three and nine months ended February 28, 2003 were outstanding and were not included in the computation of diluted earnings per share because the options were not in the money, during the aforementioned periods.

5. SHAREHOLDERS' EQUITY

         Stock Options

     On July 14, 1998, the Chairman, certain officers and directors, and a former director (who is also the spouse of an officer and an employee of Sandsport Data Services, Inc. ("Sandsport"), the Company's wholly owned subsidiary), exercised their respective options and warrants to purchase an aggregate of 921,334 shares of common stock. The exercise prices ranged from $1.38 to $2.61 per share for an aggregate cost of $1,608,861. Payment for such shares was made to the Company in the amount of $921 representing the par value of the shares, and a portion in the form of non-recourse promissory notes originally due in July 2001, bearing interest at eight and one-half percent (8-1/2%) per annum, payable annually, and secured by the number of shares exercised. The Company has earned interest income on such notes in the amount of $124,889 and $128,236 during the nine months ended February 28, 2003 and 2002. As of February 28, 2003 and 2002, the outstanding balance on such notes, including principal and accrued but unpaid interest, was $1,541,454 and $1,654,646, respectively. On July 14, 2001, the Company agreed to extend the due dates of the promissory notes for one hundred twenty days. On November 9, 2001, the due date of the notes was extended to November 9, 2004, and the Company agreed to substitute full recourse unsecured notes for the notes it had previously accepted. Effective December 1, 2001, the interest rate was changed from 8-1/2% to 6%. During the year ended May 31, 2002, 24,667 shares of common stock were surrendered by a former director and an employee in settlement of notes in the amount of $37,962. Certain of the above options and warrants were accounted for utilizing variable accounting, with no material impact on the Company's financial statements for either of the years ended May 31, 2002, 2001 or 2000. In accordance with EITF 95-16, "Accounting for Stock Compensation Arrangements with Employer Loan Features under APB Opinion No. 25", upon substitution of the full recourse notes for the non recourse notes, the terms of the options and warrants became fixed and variable accounting was no longer required.

6. COMMITMENTS AND CONTINGENCIES

   Litigation

     a. In August of 1999, the Company's wholly-owned subsidiary, Sandsport was named as a defendant in Greater Bright Light Home Care Services, Inc. et al. v. Joseph Jeffries-El, El Equity Corporation, Sandsport Data Services, Inc. et al. (Supreme Court of the State of New York, Kings County). Greater Bright Light

                  SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

Home Care Services, Inc. ("GBL") is a not-for-profit corporation that was organized to render home care attendant services to individuals selected as eligible recipients by the City of New York acting through the Department of Social Services of the Human Resources Administration ("HRA"). Pursuant to its agreement with HRA, GBL was entitled to reimbursement checks from the New York State Department of Health Medicaid Management Information System for the services it provided ("MMIS Checks"). Before GBL could provide home care attendant services it was required to demonstrate to HRA that it obtained a $1.2 million line of credit. Joseph Jeffries El represented to GBL that he would provide it with the $1.2 million line of credit that HRA required in exchange for an annual fee of $120,000 payable in twelve equal monthly installments of $10,000. GBL and Joseph Jeffries El's company, El Equity Corporation ("El Equity"), thereafter entered into an Escrow Agreement pursuant to which El Equity was to receive a portion of the funds received from MMIS. The MMIS checks were to be deposited in a specified account at Marine Midland Bank. GBL alleged that El Equity misappropriated the MMIS funds. GBL further alleged that El Equity breached the Escrow Agreement because it failed to provide GBL with the $1.2 million line of credit.

     Sandsport had been retained by GBL to pick up its MMIS checks and deposit them in a designated account at Marine Midland Bank. El Equity alleged that Sandsport's agreement with GBL prohibited it from depositing the MMIS funds into any other account absent written instructions signed by both GBL and El Equity. El Equity alleged that Sandsport, pursuant to GBL's instructions, deposited certain MMIS checks into an account other than the designated account. El Equity therefore asserted cross-claims against Sandsport for breach of contract and conversion. Although Sandsport is named as a defendant, the complaint seeks no affirmative relief against Sandsport. Co-defendant Citibank has asserted indemnification claims against Sandsport and all of the other defendants. Sandsport disputes all liability and has denied any wrongdoing. However, the Company is unable to predict the outcome of these claims and accordingly, no adjustments have been made in the consolidated financial statements in response to these claims.

     b. On March 1, 2000, Dataline, Inc. ("Dataline") began a lawsuit against MCI WorldCom Network Services, Inc. ("MCI") and the Company for alleged trade libel and related counts, in the United States District Court for the Southern District of New York. The court dismissed that lawsuit, with prejudice, on May 23, 2002. On May 4, 2001 MCI had brought a patent infringement lawsuit against Dataline, alleging that it was infringing three MCI patents, under which the Company has an exclusive license in New York City. Shortly thereafter, the
Company joined MCI in the suit against Dataline. Pursuant to a Settlement Agreement dated January 1, 2002 among MCI, its parent (MCI Communications Corporation), the Company, and Dataline, Dataline acknowledged the validity and enforceability of the 3 MCI-owned patents that were the subject of the lawsuits. There were no payments from either MCI or the Company to Dataline. As part of the settlement, Dataline agreed to pay the Company $100,000 in cash and issue an 8% promissory note in the amount of $721,000. Due to the uncertainty of realization of the note receivable, the Company is recognizing the income on the note using the installment method of accounting. For the three and nine months ended February 28, 2003, the Company has recognized approximately $45,000 and $135,000 respectively, of income. In addition, the Company and Dataline entered into an Exclusive Service Agreement by which Dataline agreed to use the Company's "call capture infrastructure" for all of Dataline's time and attendance systems, and to pay royalties to the Company for such use. The terms of the settlement also included mutual releases.

                  SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (unaudited)

     c. By letter dated June 26, 2002, a former employee of the Company asserted claims for back wages of $410,000. The letter, from the employee's attorney, also contained allegations of age discrimination and retaliatory discharge. The letter also contained an offer of settlement. No formal litigation has been started and the Company intends to pursue settlement negotiations. A provision of $200,000 is included in accrued expenses relating to the asserted claim, which represents the Company's best estimate of costs to be incurred. The amount of the ultimate cost may vary from this estimate.

     d.  For  description  of  the  going  private   transaction,   and  of  the
class-action lawsuits initiated in connection with such transaction, see Note 9.

         Royalty Agreement

     The Company has been granted a license under certain of MCI's patents which permits the Company to continue to market and sell its SANTRAX time and attendance verification product non-exclusively nationwide, and exclusively in the home health care industries for the five New York City boroughs, and that the Company will pay MCI certain royalties, on a per call basis. The license remains in effect until the last to expire of various patents held by MCI or until October 19, 2010, whichever is later.


7. REVENUE BY PRODUCT LINE

     The Company derives its revenue from several product lines that are similar in nature. The following table provides the service fee revenues for the product lines earned for the three and nine month periods ended February 28, 2003 and 2002:


                                  For the three months     For the nine months
                                   ended February 28,       ended February 28,

                                    2003       2002         2003       2002
                                    ----       ----         ----       ----
Computerized information
 processing                      $1,611,166  $1,542,295  $4,612,293  $4,549,494
Telephone-based data collection   2,183,931   1,889,577   6,404,642   5,635,923
Technology infrastructure and
  outsourcing                         9,823      90,457      30,426     711,876
Information technology              124,122     752,614   1,186,517   1,768,093
Other                                   --          784         514     140,247
                                ----------- ------------  ---------   --------
                                 $3,929,042  $4,275,727 $12,234,392 $12,805,633
                                 ==========  ========== =========== ===========

                  SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (unaudited)

8. ECONOMIC DEPENDENCE

     A significant number of the Company's customers (both for-profit and not-for-profit companies) receive some or all of their funding from Federal and State agencies. These customers' contracts with the Company are subject to review and approval by a New York City governmental agency. For the three months ended February 28, 2003 and 2002, the Company received revenues from these customers amounting to approximately $2,874,000, and $2,647,000, respectively. For the nine months ended February 28, 2003 and 2002, the Company received revenues from these customers for approximately $8,473,000 and $7,933,000, respectively. The Company was owed approximately $1,403,000 from these customers at February 28, 2003.

9. GOING PRIVATE TRANSACTION

     The Company entered into a Merger Agreement dated as of October 28, 2002 by and among the Company, Sandata Acquisition Corp. and Bert E. Brodsky, Hugh Freund and Gary Stoller. The Merger Agreement provides for the merger of Sandata Acquisition Corp. with and into the Company, with the Company continuing as the surviving corporation. Prior to the effective time of the merger, Messrs. Brodsky, Freund and Stoller and members of their immediate families have agreed to contribute all of the Company's stock owned by them to Sandata Acquisition Corp. and at the effective time of the merger, (i) each share of the Company's common stock, other than stock owned by Messrs. Brodsky, Freund and Stoller and members of their immediate families and Sandata Acquisition Corp., will be converted into the right to receive the merger consideration of $1.91 in cash and (ii) each outstanding share of Sandata Acquisition Corp. will be converted into one share of common stock of the surviving corporation. Pursuant to the Merger Agreement, all outstanding options to purchase common stock of the Company will be cancelled and converted into the right to receive a cash payment equal to the product of the number of shares subject to the option and the difference between the merger consideration of $1.91 and the per share exercise price of the option. Under the Merger Agreement, options held by the Messrs.
Brodsky, Freund and Stoller and members of their immediate families will be cancelled and the holders of those options will not be entitled to receive any consideration. The Board of Directors of the Company, acting upon the unanimous recommendation of a Special Committee of the Board, comprised of two non-management directors who are not materially interested in the transaction, unanimously approved the merger. In reaching its decision to recommend the merger to the full Board, the Special Committee received a fairness opinion from the Committee's financial advisor, Brean Murray & Co., Inc.

     Completion of the merger is subject to customary closing conditions, including, among others, stockholder approval, that no actions or proceedings are pending seeking to prevent consummation of the merger and that no injunction preventing the consummation of the merger is in effect.

     On September 11, 2002, a shareholder of the Company filed a lawsuit in the Delaware Chancery Court against the Company and the members of its Board of Directors. (Eva Seitler v. Sandata Technologies, Inc., Bert E. Brodsky, Ronald
L. Fish, Martin Bernard, Hugh Freund, and Gary Stoller, Civil Action No. 19886-NC). The plaintiff alleges that the defendants breached their fiduciary

                  SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
               NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

duties to the Company and the Company's public shareholders in connection with Sandata Acquisition Corp.'s proposal to acquire all of the outstanding public shares of the Company. The plaintiffs also allege, among other things, that the directors serving on the special committee are not independent, and that the merger consideration is inadequate. The complaint seeks certification of the action as a class action, both a preliminary and permanent injunction against the proposed transaction, and rescission if it is not enjoined. On September 13, another shareholder of the Company filed a separate lawsuit in the same court, making substantially identical allegations and seeking substantially identical remedies. These actions were consolidated by the Delaware Chancery Court in an order dated October 22, 2002 (Civil Action No. 19886-NC).

     On December 23, 2002 the Company entered into a nonbinding Memorandum of Understanding among the Company, the members of its Board of Directors and the plaintiffs in these actions. Pursuant to the Memorandum, Sandata Acquisition Corp. agreed to increase its offer set forth in the Merger Agreement, to $2.21 for each outstanding share of the Company common stock. The Memorandum also provides for the parties to the lawsuits to use their best efforts to agree upon, execute, and present to the Court a formal Stipulation of Settlement in order to obtain the approval of the Court of the settlement and release of the consolidated actions. The parties agreed that the Stipulation of Settlement will provide, among other things, (i) that Sandata Acquisition Corp. will increase its offer contained in the Merger Agreement to $2.21 per share of the Company common stock and (ii) for a complete release and settlement of all claims against the Company, the members of its Board, Sandata Acquisition Corp. and their respective predecessors, successors, assignees, parents, subsidiaries, counsel, accountants, attorneys, affiliates, agents and representatives, including without limitation, investment banks or bankers or commercial banks and any past, present, or future officers, directors, or employees of defendants and their predecessors, successors, assignees, parents, subsidiaries, counsel, accountants, attorneys, affiliates, agents and representatives, which have been, or could have been, asserted relating to Sandata Acquisition Corp.'s proposal. The Memorandum further provides that the parties to the consolidated actions will petition the Court for final certification of a non-opt out class defined as all holders of Company common stock as of August 5, 2002, through and including the closing date of the Merger Agreement. The settlement contemplated by the Memorandum is subject to the execution of a formal Stipulation and Settlement, the consummation of the merger transaction with Sandata Acquisition Corp. for $2.21 per share of Company common stock, final approval of the Court of the settlement, including certification of a class, and the dismissal of the consolidated actions by the Court. The Memorandum also provides that, subject to approval of the Court, none of the defendants will object to an application by plaintiffs' counsel for attorneys' fees and expenses in an amount not to exceed $60,000.

     On January 27, 2003, the Company, the members of its Board of Directors and the plaintiffs in the consolidated actions entered into a Stipulation of
Settlement in connection with this action. The Stipulation of Settlement provides generally for the dismissal of the consolidated actions and release of any and all causes of action or claims, among other things, that any of the plaintiffs or members of the class have against any defendant or their affiliates, including, among others, any of their associates, officers, directors, attorneys, investment bankers, investment advisors and valuation experts, including Sandata Acquisition Corp. and Brean Murray, among others, arising out of any of the proposals to take the Company private, the merger, the Merger Agreement, the transactions contemplated thereby, the negotiation

                  SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

thereof, and any public filings or statements by the defendants contained in any of the above. In consideration for the dismissal of the consolidated action and release of all causes of action and claims, Sandata Acquisition Corp. agreed to increase the merger consideration from $1.91 to $2.21 per share of the Company common stock. The Stipulation of Settlement further provides that the consolidated action will be maintained as a class action by the plaintiffs, without the right of any of the members of the class to opt out. The parties agreed to file the Stipulation of Settlement with the Delaware Chancery Court as soon as practicable. The Company agreed to mail notice to the members of the class who were stockholders of record at any time from August 5, 2002, through the date of the merger. The defendants to the consolidated action also agreed not to oppose an application by the plaintiffs to the Delaware Chancery Court for attorneys' fees and expenses not to exceed $60,000. If the Delaware Chancery Court approves the settlement, the parties agreed to move the Court for an Order and Final Judgment (i) approving the settlement as fair, reasonable, adequate and in the best interests of the class and directing consummation of the settlement in accordance with its terms, (ii) formally certifying the class,
(iii) dismissing the consolidated action with prejudice as against the plaintiffs and all members of the class, (iv) permanently barring and enjoining the members of the class from instituting any action or other proceeding in any court in any jurisdiction that in any way relates to the settled claims, (v) authorizing plaintiffs' counsel to execute a release of settled claims on behalf of the members of the class, (vi) awarding plaintiffs' counsel such fees and expenses as the Court deems appropriate and (vii) reserving jurisdiction over all matters relating to the administration and consummation of the settlement. The Stipulation of Settlement is subject to final approval of the settlement by the Delaware Chancery Court of which there can be no assurances. The parties to the lawsuit anticipate that a hearing with the Delaware Chancery Court will occur as soon as practicable after consummation of the merger transaction. The Company is unable to predict the outcome of this matter and, accordingly, no adjustments have been made in the condensed consolidated financial statements in response to this matter.

     Pursuant to the Stipulation of Settlement, on January 27, 2003, the Company, Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller executed a First Amendment to the Agreement and Plan of Merger. The Amendment increased the merger consideration to be paid to the unaffiliated stockholders of Sandata in the merger from $1.91 to $2.21 per share of Sandata common stock.

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES

        ITEM 2-MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Results of Operations

     Revenues were $4,044,217 and $12,581,720 for the three and nine months ended February 28, 2003 as compared to $4,405,968 and $13,281,522 for the three and nine months ended February 28, 2002, a decrease of $361,751 or 8% and $699,802 or 5% respectively. The decreases are primarily due to the decreases in service fee revenue and other income.

     Service fee revenue for the three and nine months ended February 28, 2003 was $3,929,042 and $12,234,392 as compared to $4,275,727 and $12,805,633 for the three and nine months ended February 28, 2002 a decrease of $346,685 or 8%, and $571,241 or 4% respectively. The decrease in service fee revenue is attributable to the following: A decrease in technology infrastructure and outsourcing of $80,634 and $681,450, due to a continuing decrease of services provided to an affiliated party, National Medical Health Card. Decreased information technology $628,492 and $581,576, due to the continued decline in hardware and software sales; effective February 1, 2003, the Company is no longer offering this product line to its customers. These decreases are offset by increases in telephone-based data collection of $294,372 and $768,719, due to the addition of new customers, and increased computerized information processing of $49,754 and $62,801, for the three and nine months ended February 28, 2003, respectively.

     Other income for the three and nine months ended February 28, 2003 was $75,376 and $222,439 as compared to $80,444 and $347,653 for the three and nine months ended February 28, 2002. The decrease is primarily attributable to a decrease in income recognized on sales/leaseback transactions totaling $53,588 for the three months and $144,731 for the nine months, and income recognized from the sale of certain customer accounts from SandataNet to a non-affiliated company in the amount of $79,000 in the prior year period, offset by increases primarily from monies received from Dataline (see Note 6b to the condensed consolidated financial statements), $32,036 and $94,225 for the three and nine months.

Expenses Related to Services

     Operating expenses were $2,098,358 and $6,980,706 for the three and nine months ended February 28, 2003 as compared to $2,346,442 and $7,388,560 for the three and nine months ended February 28, 2002, a decrease of $248,084 and $407,854, respectively. Decreased equipment rentals of $700,000 and decreased payroll costs of $669,000, as discussed further below, are the primary reasons for the reduction in operating expenses. This decrease is partially offset by the reduction of approximately $1.1 million in capitalized software due to increased systems maintenance rather than development programming.

     Selling, general and administrative expenses were $1,213,664 and $3,742,666 for the three and nine months ended February 28, 2003, as compared to $1,118,258 and $4,097,567 for the three and nine months ended February 28, 2002, an increase of $95,406 and a decrease of $354,901, respectively. The decrease is primarily due to a decrease in payroll, as discussed further below, partially offset by approximately $334,000 of expenses related to the Company going private (see Note 9).

                  SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
      ITEM 2 - MANAGEMENTS'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

     On August 9, 2001 the Company announced that it had terminated the employment of Stephen Davies as President of the Company, and would be terminating approximately 30 other employees. Under the terms of Mr. Davies' Employment Agreement, he is entitled to a severance payment equal to six (6) months' base salary, or $100,000, and had 90 days from the date of termination to exercise the 66,673 options that were vested on that date. The elimination of approximately 30 positions from within the Company and its subsidiaries generated approximately $1.7 million annually in reduced expenses and capitalized software. In addition, the Company paid approximately $47,000 in severance payments for approximately 30 terminated employees.

     Depreciation and amortization expense were $524,837 and $1,534,717 for the three and nine months ended February 28, 2003 as compared to $460,721 and $1,344,458 for the three and nine months ended February 28, 2002 an increase of $64,116 and $190,259, respectively. The increase was primarily attributable to the write-off of developed software that occurred in the year ended May 31, 2001, which resulted in decreased amortization expense in last year's quarter, as well as additional fixed assets being amortized during the nine months ended February 28, 2003.

     Interest expense was $26,486 and $104,337 for the three and nine months ended February 28, 2003 as compared to $36,119 and $185,866 for the three and nine months ended February 28, 2002. The decrease was a result of decreased borrowings on the Company's Credit Agreement, and the decrease in the rate due to market conditions.

Income Tax Expenses

     Income tax expense for the three and nine months ended February 28, 2003 was $68,150 and $104,500, respectively, as compared to income tax expense of $232,286 and $143,848 for the three and nine months ended February 28, 2002, respectively. The decrease in income tax expense for the three and nine months ended February 28, 2003 as compared to the three and nine months ended February 28, 2002 is primarily due to the decrease in pretax income of $264,000 and $46,000, offset by a decrease in the net deferred tax assets and increase in deferred tax liability . The deferred tax asset primarily decreased due to the decrease in the net operating loss utilized in the deferred tax calculation. The Company had taxable income that utilized a portion of its net operating loss during the nine months ended February 28, 2003.

Liquidity and Capital Resources

     The Company has a working capital deficit as of February 28, 2003 of $1,521,830, as compared to working capital of $1,890,988 at May 31, 2002. The primary factor is a result of net repayments of the Credit Agreement of $1,500,000 and the Credit Agreement becoming a short-term liability versus a long-term liability, of which $3,000,000 is due in June 2003.

     For the three and nine months ended February 28, 2003, the Company spent approximately $363,000 and $1,034,000 in fixed asset additions, of which $210,000 and $667,000 respectively, was for software capitalization costs in connection with revenue growth and new product development. The Company expects the current levels of capital expenditures to continue.

                  SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
       ITEM 2 - MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

     On July 14, 1998, the Chairman, certain officers, directors (Bert E. Brodsky, Hugh Freund and Gary Stoller) and a former director and the spouse of an officer and an employee of Sandsport Data Services, Inc. ("Sandsport"), the Company's wholly owned subsidiary, Carol Freund, exercised their respective options and warrants to purchase an aggregate of 921,334 shares of common stock at exercise prices ranging from $1.38 to $2.61 per share for an aggregate cost of $1,608,861. Payment for such shares was made to the Company in the amount of $921 representing the par value of the shares, and a portion in the form of non-recourse promissory notes due in July 2001, with interest at eight and one-half percent (8-1/2%) per annum, payable annually, and secured by the number of shares exercised. On July 14, 2001, the Company agreed to extend the due dates of such notes for one hundred twenty days until November 11, 2001. On November 9, 2001, the Company agreed to substitute full recourse unsecured Notes for the Notes it had previously accepted in connection with these option and warrant exercises. Such notes will bear interest at the rate of eight and one-half percent (8 1/2%) per annum, payable annually, with the principal amount of each such Note, plus any accrued and unpaid interest, due and payable on November 9, 2004.

     As of December 1, 2001, the interest rate on the Notes was changed to six percent (6%) per annum, to reflect fair market value, and the shares and Note of the spouse of the officer, Carol Freund, were both transferred to the officer. During the year ended May 31, 2002, 24,667 shares of common stock were surrendered by a former director and an employee in settlement of Notes in the amount of $37,962. As of February 28, 2003, the outstanding balance on such notes, including principal and accrued but unpaid interest, was $1,529,185. Had the Company not extended the due dates of the Promissory Notes, working capital would have been augmented by $1.6 million in July 2001. Also the interest rate reduction in the Notes will decrease accrued interest by approximately $30,000 per annum based on the current balance of such Notes at May 31, 2001.

     On April 18, 1997, Sandsport entered into a revolving credit agreement (the "Credit Agreement") with HSBC Bank USA (the "Bank"), which allows Sandsport to borrow amounts up to $3,000,000. Interest accrues on amounts outstanding under the Credit Agreement at a rate equal to the London Interbank Offered Rate plus 2% and will be paid quarterly in arrears or, at Sandsport's option, interest may accrue at the Bank's prime rate. The Credit Agreement requires Sandsport to pay a fee equal to 1/4% per annum payable on the unused average daily balance of amounts under the Credit Agreement. In addition, there are other fees and charges imposed based upon Sandsport's failure to maintain certain minimum balances. The Credit Agreement has been amended by the Bank to permit Sandsport to borrow amounts up to $4,500,000 until February 14, 2003. Interest accrues at the same rate as the original Credit Agreement. The indebtedness under the Credit Agreement is guaranteed by the Company and Sandsport's sister subsidiaries (the "Group"). All of the Group's assets are pledged to the Bank as collateral for amounts due under the Credit Agreement, which pledge is secured by a first lien on all equipment owned by members of the Group, as well as a collateral assignment of $2,000,000 of life insurance payable on the life of the Company's Chairman. The Group's guaranty to the Bank was modified to include all indebtedness incurred by the Company under the Credit Agreement. On April 11, 2002, the Bank approved the extension of the termination date of the Credit Agreement to June 14, 2003 (from February 14, 2003).

                  SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES
       ITEM 2 - MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

     In addition, pursuant to the Credit Agreement, the Group is required to maintain certain levels of net worth and meet certain financial ratios in addition to various other affirmative and negative covenants. As of August 24, 2001, Sandsport, the Company and the other members of the Group, and the Bank, entered into the Third Amendment and Waiver (the "Third Amendment") to the Credit Agreement. Pursuant to the Third Amendment, Sandsport's covenants to the Bank to maintain a certain net worth and to maintain certain financial ratios were revised, on a going-forward basis, and the noncompliance with the existing covenants was waived by the Bank. In addition, in connection with the Third Amendment, Sandsport and each member of the Group executed and delivered to the Bank a Collective Amended and Restated Security Agreement, pursuant to which the Bank's security interest was extended to include a security interest in all of the personal and fixture property of Sandsport, the Company and the members of the Group. On October 23, 2001 the Credit Agreement was amended with respect to one of the financial ratios, at the Company's request. In the past, the Group has failed to meet certain of the financial ratios, and the Bank has granted the Group a waiver. There can be no assurance that the Bank will continue to grant waivers if the Group fails to meet the net worth and financial ratios in the future. Management does not anticipate any problems in renewing the line of credit and/or negotiating alternative debt financing. If such waivers are not granted, any loans outstanding under the Credit Agreement become immediately due and payable, which may have an adverse effect on the Company's business, operations or financial condition. As of February 28, 2003, the outstanding balance on the Credit Agreement with the Bank was $3,000,000.

     The Company believes the results of its continued operations, together with the available credit line, should be adequate to fund presently foreseeable working capital requirements.

                   SANDATA TECHNOLIGIES, INC. AND SUBSIDIARIES

                         ITEM 3-PROCEDURES AND CONTROLS


     Within the 90 days prior to the date of this report, the Company carried out an evaluation, under the supervision and with the participation of the Company's management, primarily Bert Brodsky, the Company's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There were no significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

                   SANDATA TECHNOLOGIES, INC. AND SUBSIDIARIES


PART II - OTHER INFORMATION


Item 1  - LEGAL PROCEEDINGS

     Reference is made to Notes 6 and 9 to the Condensed Consolidated Financial Statements comprising Part I, Item 1 of this Form 10-QSB.

Item 2  - CHANGES IN SECURITIES

     The Company's ability to declare and pay dividends is restricted pursuant to the terms of a Revolving Credit Agreement dated April 18, 1997 between the Company and HSBC Bank USA, formerly Marine Midland Bank (the "Bank"), and also under the terms of the Guaranty Agreement dated June 1, 1994 by and among the Company (as a guarantor), BFS Realty, LLC (an affiliate of the Company's Chairman), and the Bank (among others). The Guarantee Agreement was entered into in connection with the IDA/SBA Financing discussed in Item 6 of the Annual Report on Form 10-KSB for the year ended May 31, 2002, filed with the SEC on August 27, 2002.

Item 3  - DEFAULTS UPON SENIOR SECURITIES

None

Item 4  - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

Item 5  - OTHER INFORMATION

None

Item 6  - EXHIBITS AND REPORTS ON FORM 8-K

         (a)     Exhibits

                99.1  Certification Pursuant to Sarbanes Oxley Act, Section 302

                99.2  Certification Pursuant to Sarbanes Oxley Act, Section 906

         (b)     Reports on Form 8-K

                 1. Current  Report on Form 8-K filed January 3, 2003  reporting under Item 5 the erroneous filing of an amendment to a 10-Q filed by National Medical Health Card Systems, Inc., an affiliate of the Company.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     SANDATA TECHNOLOGIES, INC.
                                                     (Registrant)



Date: April 14, 2003                              By: /s/ Bert E. Brodsky
                                                      -------------------------
                                                        Bert E. Brodsky
                                                        Chairman of the Board,
                                                        Chief Executive Officer,
                                                        Chief Financial Officer

                                                                Exhibit 99.1

                                  CERTIFICATION

I, Bert E. Brodsky, Chief Executive Officer and Chief Financial Officer, certify that:

     1. I have reviewed this quarterly report on Form 10-QSB of Sandata Technologies, Inc. and its Subsidiaries;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Sandata Technologies, Inc. and its Subsidiaries as of, and for, the periods presented in this quarterly report.

     4. As both Chief Executive Officer and Chief Financial Officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant, and I have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

     c)  presented  in  this   quarterly   report  my   conclusions   about  the
effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

     5. As both Chief Executive Officer and Chief Financial Officer I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data, and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. As both Chief Executive Officer and Chief Financial Officer, I have indicated in this quarterly report whether or not there were significant changes in internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 14, 2003                        /s/Bert E. Brodsky
                                            ------------------------------
                                            Bert E. Brodsky, Chief Executive
                                            Officer and Chief Financial Officer

                                                                Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Sandata Technologies, Inc. (the "Company") on Form 10-QSB for the period ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Bert
E. Brodsky, Chief Executive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Bert E. Brodsky
-------------------------------------------
Bert E. Brodsky
Chief  Executive  Officer and Chief Financial Officer
April 14, 2003